UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3416

THE CALVERT FUND
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Twelve months ended September 30, 2009


Item 1. Report to Stockholders.


Calvert New Vision Small Cap Fund

Annual Report

September 30, 2009

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1	President's Letter
5	SRI Update
8	Portfolio Management Discussion
13	Shareholder Expense Example
15	Report of Independent Registered Public Accounting Firm
16	Statement of Net Assets
21	Statement of Operations
22	Statements of Changes in Net Assets
23	Notes to Financial Statements
30	Financial Highlights
35	Explanation of Financial Tables
37	Proxy Voting and Availability of Quarterly Portfolio Holdings
38	Trustee and Officer Information Table

Dear Shareholders:

Market volatility and shifting investment cycles are nothing new to long-term investors. Through the course of numerous "bubbles," political disputes, wars, and economic crises, the financial markets have been repeatedly tested and proven resilient. However, the watershed financial and economic events of the past 12 months have tested the resilience of the global markets and investors in an unprecedented fashion, and we are likely to see changes in the structure and regulation of financial institutions and the markets for years to come.

This environment highlights how critical integrity of management, regulatory oversight, transparency, and corporate governance are to the health of the global financial system and our economy. Calvert has long believed that many of the criteria we review create signals about the strength and integrity of corporate management, and we have included corporate governance as an integral part of our sustainable and responsible investment (SRI) criteria and of our advocacy efforts with companies. Beyond the evaluations and influence with companies themselves, we are participating in a number of initiatives to urge financial regulatory reform and safeguard shareholder interests. Two of the most critical include our support of the Consumer Financial Protection Agency bill and our work with the United Nations Environment Programme Finance Initiative (UNEP FI) in promoting environmental, social, and governance (ESG) investment criteria as a fiduciary responsibility for plan sponsors and institutional investors.

A Time Period of Challenge and Contrast

As you know, this challenging time period opened with global economies and the financial markets in virtual free fall following the failure of Lehman Brothers in September 2008. Global market panic ensued and risk-averse investors sought the safety of Treasuries and money market funds, avoiding any asset class with perceived credit or liquidity risk.

As the reporting year progressed, we saw a somewhat surprising reversal in this sentiment. Investors gained confidence, encouraged by "green shoots" of recovery in newly released economic data and the perceived success of U.S. government stimulus and monetary policies. These factors, along with renewed confidence in the U.S. banking system following the government's "stress tests," helped fuel a rally in stocks, commodities, and many sectors of the bond market.

By September 30, 2009, stocks had rebounded sharply from their March 9 lows, with year-to-date gains of 19.26% for the broad-market Standard & Poor's 500 Index, 22.43% for the small-cap Russell 2000 Index, and 32.63% for the Russell Midcap Index. While outsize year-to-date gains for stocks helped soften their steep declines from October 2008 through March 2009, they did not offset them--and all areas of the U.S. equity market finished the 12-month reporting period far into negative territory. For example, the S&P 500 Index posted a loss of 6.91% for the reporting period despite its strong 2009 performance. U.S. stocks of every style, strategy, and capitalization range fell during this period, with large-cap stocks modestly outperforming small-cap stocks, and growth outpacing value. On the international front, the MSCI EAFE Investable Market Index, a benchmark for international stocks, returned 5.02% for the 12-month period.

The bond market posted overall gains for the reporting period, with the Barclays Capital Aggregate Bond Index up 10.56%, primarily as a result of its corporate bond holdings. Money-market returns remained low, reflecting the Federal Reserve's continued target rate of 0% to 0.25% for federal funds loans.

Sustainable and Responsible Investing

While huge challenges confront the global economy, we also believe that the opportunities facing the Obama administration--and sustainable investors--are greater than ever. In the last six months since we reported to you, Calvert has made progress on several sustainable and responsible investment initiatives.

As a key member of the Asset Management Working Group of UNEP FI, Calvert participated in the release of its new report, Fiduciary Responsibility--Legal and Practical Aspects of Integrating Environmental, Social and Governance Issues into Institutional Investment. The report makes the case that integrating ESG considerations into investment decisions should be a legal fiduciary responsibility--and highlights the financial materiality of ESG issues and their systemic risks and costs. The report calls on the investment industry and policymakers to move toward creating sustainable capital markets to help avert a "Natural Resources Crisis."

Following our participation in the World Water Forum earlier in the year, in August Calvert urged the CEO Water Mandate, a private-public initiative of the U.N. Global Compact, to assign an "urgent priority" to developing a policy outlining the issues, risks, and broad responsibilities of companies and industries with regard to water and human rights. We also urged the group to develop an "implementation framework" that companies could use to assess and manage these issues in their business operations. At Calvert, we actively address water and human rights issues in Calvert Global Water Fund's investment criteria and advocacy objectives.

In 2009, many of the shareholder resolutions that we filed with companies we own were related to governance and finance, such as executive compensation, board diversity, and responsible lending policies. Clearly, these areas will remain among our top advocacy priorities throughout the year.

What Lies Ahead?

In the course of a year, the global financial markets have rallied from the brink of collapse and the U.S. economy is showing improved vital signs in the key housing, job, and credit markets. However, while we are optimistic about long-term economic and market recovery, we believe that the systemic imbalances revealed in the global credit crisis need to be addressed, and we are encouraged by progress toward that end.

Internationally, the nations at the September G-20 summit met to enact changes to international economic policies that will promote "sustainable and balanced growth" among developed and emerging countries. On the home front, the Obama administration and Congress are grappling with credit-rating agency reform, banking reform, and the role of the Federal Reserve and U.S. government in the oversight of financial institutions and the markets, among many critical issues. In our view, over time, these efforts may work to help repair our financial system, providing additional stability to the economy and markets. In the short term, we believe the worst of the recession is behind us, but economic recovery will be uneven and staggered, with ongoing market volatility.

Other challenges that government policymakers are addressing are, of course, climate change and environmental degradation. The Obama administration has already made significant progress toward enacting policies that will benefit the environment, and many of these policies--such as stimulus funding for development of alternative energy sources--will likely also benefit sustainable and responsible investors.

Check Your Portfolio Allocations

If you're concerned about the current market environment, talk with your financial advisor about whether your portfolio's allocations to stocks, bonds, and cash are appropriate and well-diversified, given your goals, time horizon, and risk attitudes. Consider that investors who continued to invest regularly during the market's steep declines generally benefited from the rebound that followed, while those who sold their assets may have a long wait to make up their losses. We encourage you to visit our newly enhanced web site, www.calvert.com, for frequent updates and commentary on economic and market developments from Calvert professionals.

As always, we appreciate your investing with Calvert.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
October 2009

For more complete information on any Calvert Fund, call your advisor or visit our website for a prospectus. An investor should consider the investment objectives, risks, charges and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

SRI Update
from the Calvert Sustainability Research Department

Against the backdrop of the market turmoil over the past 12 months, Calvert has continued to advocate for responsible management of environmental, social, and governance (ESG) factors, which we believe create long-term shareholder value. We've also had unprecedented opportunities to be active participants in the creation of new policies in these arenas.

In the final months of 2008, we broadened our strategic engagement and shareholder advocacy efforts to include companies in virtually every industry, while offering shareholders more investment choices by launching our new line-up of sustainable and responsible investing (SRI) strategies. Now all of our SRI funds fall under one of three types:

Calvert Signature™ Portfolios--Our original approach, comprising two distinct research frameworks: a rigorous review of financial performance and a thorough assessment of ESG performance.

Calvert Solution™ Portfolios --Theme-oriented investments dedicated to solving some of today's most pressing environmental and sustainability challenges. This includes Calvert Global Alternative Energy Fund and Calvert Global Water Fund, which just celebrated its first anniversary.

Calvert SAGE™ Portfolios -- Calvert Large Cap Value Fund, launched in December 2008, is the first to use this approach, which leverages strategic engagement to address SRI concerns in companies that have the potential to improve but may not yet meet certain standards. Many of these are companies we have not previously invested in.

Advancing National Change

As the Obama administration and Congress began to focus their attention on some of Calvert's core issues--such as corporate transparency and responsibility, energy and climate change, and financial market reform and governance--we have been making sure that our shareholders are represented in the process.

We've particularly been involved with the Securities and Exchange Commission (SEC) on the issue of shareholder rights and corporate governance, responding to several SEC proposals in that area and collaborating with the Social Investment Forum to develop a proposal for mandatory corporate disclosure of ESG policies, programs, and performance.

Shareholder Advocacy

Another successful proxy season has drawn to a close, with Calvert filing 26 shareholder proposals and co-filing another nine. Topics included climate change, board and employee diversity, executive compensation, product safety, sustainability reporting, and political contributions. We were able to successfully withdraw 21 of these resolutions before the end of the period after the relevant companies agreed to address our concerns.

It's particularly notable that we successfully withdrew the "say-on-pay" proposal we filed with Microsoft--which would give shareholders a voice on executive compensation--after the company announced plans in September to include a management-sponsored advisory vote on compensation in its next proxy statement. A similar resolution presented at General Mills earned an impressive 51% majority support that same month as well. Given that legislative efforts on this issue have stalled, these results should help spur renewed efforts for a legislative solution.

Climate Change

Calvert's comprehensive approach to tackling the issue of climate change spans our funds, our company, and the globe. On September 22, Calvert CEO Barbara Krumsiek participated in a roundtable on "Sustainable Business and Decent Work" at a gathering of more than 300 leaders from around the world for the United Nations Leadership Forum on Climate Change. That same week, Calvert Senior Vice President for Sustainability Research and Policy Bennett Freeman was a panelist at a session on corporate sustainability and responsibility at the New York Stock Exchange.

Calvert also signed the Copenhagen Communique, which is poised to become the definitive statement from the business community and calls on world leaders to reach a meaningful agreement at the upcoming U.N. Climate Change Conference.

Community Investments

Many of our Funds participate in Calvert's High Social Impact Investing program, which is administered through the Calvert Social Investment Foundation. This community investment program may allocate a small percentage of Fund assets at below-market interest rates to investments that provide economic opportunity for struggling populations.1 This year, the Foundation led efforts to create MFX Solutions, a project that enables microfinance institutions in developing countries to avoid the risk of currency value changes in their borrowings. This lowers costs for all parties and protects microloan recipients against the risks of currency fluctuations and highly variable interest rates.

Special Equities

A modest but important portion of certain funds is allocated to small private companies that are developing products or services that address important sustainability or environmental issues. One such investment is organic heirloom tomato producer New Day Farms in Virginia.2 The company shipped its first crop this past season. While it still faces some challenges, we are pleased with the reception its locally-grown produce has received from customers.

Another recent Special Equities investment is LeapFrog Financial Inclusion Fund, which is advancing the micro-insurance market in the developing world. Its mission is to extend insurance and related financial services to 25 million people in some of the poorest and most excluded communities across Africa and Asia. LeapFrog recently closed on an investment in an insurer in South Africa that provides policies to persons who are HIV positive or have diabetes. These people are either unable to obtain insurance or can do so only at extraordinarily high cost. As a result, they can't obtain a home loan or start a business that requires insurance coverage. The LeapFrog investment in this innovative insurer enables these vulnerable people to engage in productive activity and secure their families' futures.

1. As of September 30, 2009, Calvert Social Investment Foundation Community Investment Notes represented the following percentages of Fund net assets: Calvert Social Investment Fund Balanced Portfolio 1.08%, Calvert Social Investment Fund Bond Portfolio 0.35%, Calvert Social Investment Fund Equity Portfolio 0.56%, Calvert Capital Accumulation Fund 1.53%, Calvert World Values International Equity Fund 1.03%, Calvert New Vision Small Cap Fund 1.33%, and Calvert Large Cap Growth Fund 0.36%. The Calvert Social Investment Foundation is a 501(c)(3) nonprofit organization. The Foundation's Community Investment Note Program is not a mutual fund and should not be confused with any Calvert Group-sponsored investment product.

2. As of September 30, 2009, New Day Farms represented 0.0064% of CSIF Equity Portfolio; Leapfrog Financial Inclusion Fund represented 0.0025% of Calvert Large Cap Growth Fund.

All holdings are subject to change without notice.

For more complete information on any Calvert Fund, call your advisor or visit our website for a prospectus. An investor should consider the investment objectives, risks, charges and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

Portfolio Management Discussion

John Montgomery
of Bridgeway Capital Management

Performance

Calvert New Vision Small Cap Fund Class A shares (at NAV) returned -11.86% for the 12-month period ended September 30, 2009, trailing the benchmark Russell 2000 Index's return of -9.55%. Stock selection was the primary contributor to the Fund's underperformance.

Investment Climate

The market turmoil at the end of 2008 will leave its mark for a long time to come. The two most recent quarters were positive but, as impressive as they were, they were no match for the two dreadful quarters that preceded them, resulting in a negative overall market impact for the period. The newfound resurgence of positive momentum is one signal the recession has come to an end. However, the naysayers still have a solid leg to stand on with regard to high unemployment and debt levels, foreign competition, and concerns about potentially high future inflation.

But optimists see sunlight shining through. More and more companies are posting positive earnings and good outlooks for the foreseeable future. As in most historical recession periods, less-liquid and lower-quality stocks have led the way out of this recession. By at least some measures, this may have been one of the strongest surges of beaten-down and distressed stocks in the last handful of decades. Overall, the Information Technology sector contributed the most to returns for small-cap stocks as measured by the benchmark, while Financials were the largest detractors in the benchmark over the past 12 months.

However, no area of the market was immune to the overall negative results during this period and small cap stocks underperformed both large-and mid-stocks, with small-cap value being the worst-performing style overall.

Portfolio Strategy

While we provided a significant and favorable "cushion" against the bear market of the first half of the year, we lagged in the recovery as some of the riskiest and most distressed stocks led the way out toward recovery.

Our models' focus on stronger company fundamentals helped significantly during the downturn but hurt relative performance overall as distressed and illiquid stocks came roaring back between March and September. Although these stocks are tempting at times (including this period), the Fund's portfolio strategy limits our exposure to them regardless of how they're performing.

Poor stock selection in the Industrials and Materials sectors contributed to the Fund's relative underperformance, while stronger selection in Consumer Discretionary and Utilities helped offset some of the negative impact.

What Worked Well

Stocks in a variety of industries make up our list of best performers for this 12-month period. The Consumer Discretionary sector was our largest sector, representing about 24% of holdings as of the end of the reporting period. This includes our overall top performer Priceline.com (up 107.6%).1 Its triple-digit return also led to its current position as the largest holding in the Fund. Hospitality Properties Trust real estate investment trust) was another strong performer, up 92.5%, while software firms SPSS and Synnex gained 68.5% and 64.9%. Other strong performers included Hawaiian Holdings in the airlines industry and Concur Technologies in the software industry.

What Didn't Work Well

Our worst-performing stock was Energy Partners, an independent oil and natural gas exploration and production company that fell 86.8%. The company lowered its production outlook in the fourth quarter of 2008 and we sold the stock before it was delisted from the New York Stock Exchange in March. The company subsequently filed for voluntary Chapter 11 restructuring in May.

Our 10 worst performers also represented a variety of different industries, with a skew toward the Energy sector. Aside from Energy Partners, they included Pioneer Drilling, CTS (electronics), Swift Energy (oil & gas), and Astoria Financial (savings & loan).

Portfolio Statistics
September 30, 2009
Investment Performance
(total return at NAV*)
	6 Months ended 9/30/09	12 Months ended 9/30/09
Class A	28.18%	-11.86%
Class B	27.35%	-13.29%
Class C	27.64%	-12.94%
Class I	28.85%	-11.17%
Russell 2000 Index**	43.95%	-9.55%
Lipper Small-Cap Growth Funds Avg.	41.19%	-5.01%

Ten Largest Stock Holdings
	% of Net Assets
priceline.com, Inc.	4.5%
Amedisys, Inc.	3.3%
SYNNEX Corp.	2.4%
Applied Industrial Technologies, Inc.	2.4%
MICROS Systems, Inc.	2.3%
Earthlink, Inc.	2.2%
Woodword Governor Co.	2.0%
PetMed Express, Inc.	2.0%
American Superconductor Corp.	2.0%
Netflix, Inc.	2.0%
Total	25.1%

Economic Sectors
	% of Total Investments
Consumer Discretionary	23.7%
Consumer Staples	4.0%
Energy	4.8%
Financials	20.1%
Health Care	10.9%
Industrials	15.5%
Information Technology	17.6%
Time Deposit	1.1%
Utilities	2.3%
Total	100%

*Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 4.75% front-end sales charge or any deferred sales charge.

**Source: Lipper Analytical Services, Inc.

Portfolio Statistics
September 30, 2009
Average Annual Total Returns
(with max. load)
Class A Shares
One year	-16.15%
Five year	-6.71%
Ten year	0.97%

Class B Shares
One year	-17.63%
Five year	-7.00%
Ten year	0.41%

Class C Shares
One year	-13.82%
Five year	-6.64%
Ten year	0.59%

Portfolio Statistics
September 30, 2009
Average Annual Total Returns
Class I Shares*
One year	-11.17%
Five year	-5.05%
Ten year	2.37%

*Note Regarding Class I Shares Total Returns: There were times during the reporting period when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used during the periods January 18, 2002 through January 30, 2003 and March 12, 2003 through July 31, 2003.

The performance data shown represents past performance, does not guarantee future results, and does not reflect the deduction of taxes that a shareholder would pay on the Fund's/Portfolio's distributions or the redemption of Fund/Portfolio shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com for current performance data. The gross expense ratio for Class A shares is 1.80%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects deduction of fund operating expenses. New subadvisor assumed management of the Fund effective March 2007, and previously in June 2005.

Performance Comparison

Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics above and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's maximum 4.75% front-end sales charge, or deferred sales charge as applicable. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The value of an investment in Class A & C shares is plotted in the line graph. The value of an investment in another class of shares would be different.

Outlook

While the start of this period was as dire as they come, the second half of the reporting period encouraged a more positive long-term outlook. Regardless of whether we can officially call the bottom of the market, we hope this recent positive momentum continues. Although this last year has certainly taken a toll on the Fund, we remain committed to the discipline of our quantitative investment process. As such, we continue to watch the models for buy and sell signals and refuse to allow our emotions to mingle with the process. This is not an easy task when push comes to shove, but we believe our investment strategy will prove us right over the long term.

October 2009

1. All returns shown for individual holdings reflect that part of the reporting period the holdings were held.

As of September 30, 2009, the following companies represented the following percentages of Fund net assets: Priceline.com 4.4%, Hospitality Properties Trust 1.01%, SPSS 0%, Synnex 2.45%, Hawaiian Holdings 1.40%, Concur Technologies 0.72%, Energy Partners 0%, CTS 0%, Swift Energy 0%, and Astoria Financial 0%. All holdings are subject to change without notice.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2009 to September 30, 2009).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value 4/1/09	Ending Account Value 9/30/09	Expenses Paid During Period* 4/1/09 - 9/30/09
Class A
Actual	$1,000.00	$1,281.80	$10.56
Hypothetical	$1,000.00	$1,015.82	$9.33
(5% return per year before expenses)
Class B
Actual	$1,000.00	$1,273.50	$18.67
Hypothetical	$1,000.00	$1,008.64	$16.49
(5% return per year before expenses)
Class C
Actual	$1,000.00	$1,276.40	$16.49
Hypothetical	$1,000.00	$1,010.58	$14.57
(5% return per year before expenses)
Class I
Actual	$1,000.00	$1,288.50	$5.28
Hypothetical	$1,000.00	$1,020.46	$4.66
(5% return per year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.85%, 3.28%, 2.89%, and 0.92% for Class A, Class B, Class C, and Class I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Report of Independent Registered Public Accounting Firm

The Board of Trustees of the Calvert Fund and Shareholders of Calvert New Vision Small Cap Fund:

We have audited the accompanying statement of net assets of the Calvert New Vision Small Cap Fund (the Fund), a series of the Calvert Fund, as of September 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert New Vision Small Cap Fund as of September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Philadelphia, Pennsylvania
November 23, 2009

Statement of Net Assets
September 30, 2009
Equity Securities - 97.7%	Shares	Value
Aerospace & Defense - 0.9%
Applied Signal Technology, Inc.	32,100	$746,967

Airlines - 3.2%
Airtran Holdings, Inc.*	232,300	1,451,875
Hawaiian Holdings, Inc.*	140,800	1,163,008
		2,614,883

Biotechnology - 0.9%
Onyx Pharmaceuticals, Inc.*	24,400	731,268

Capital Markets - 1.2%
Evercore Partners, Inc.	33,500	978,870

Commercial Banks - 2.7%
Great Southern Bancorp, Inc.	32,600	772,946
Park National Corp.	11,700	682,578
Westamerica Bancorporation	14,700	764,400
		2,219,924

Communications Equipment - 1.2%
Tekelec*	62,200	1,021,946

Construction & Engineering - 1.2%
EMCOR Group, Inc.*	40,000	1,012,800

Consumer Finance - 1.0%
Nelnet, Inc.*	68,600	853,384

Diversified Consumer Services - 1.0%
Strayer Education, Inc.	3,800	827,184

Electric Utilities - 0.7%
IDACORP, Inc.	20,400	587,316

Electrical Equipment - 4.0%
American Superconductor Corp.*	49,400	1,656,876
Woodward Governor Co.	69,600	1,688,496
		3,345,372

Equity Securities - Cont'd	Shares	Value
Electronic Equipment & Instruments - 6.3%
Mercury Computer Systems, Inc.*	79,021	$779,147
Multi-Fineline Electronix, Inc.*	28,300	812,493
SYNNEX Corp.*	66,700	2,033,016
Tech Data Corp.*	38,500	1,601,985
		5,226,641
Energy Equipment & Services - 3.1%
Geokinetics, Inc.*	47,300	1,002,760
Hornbeck Offshore Services, Inc.*	57,300	1,579,188
		2,581,948

Food Products - 4.0%
American Italian Pasta Co.*	28,900	785,502
Flowers Foods, Inc.	52,050	1,368,394
Lancaster Colony Corp.	5,714	292,957
TreeHouse Foods, Inc.*	25,500	909,585
		3,356,438

Gas Utilities - 1.6%
WGL Holdings, Inc.	40,600	1,345,484

Health Care Equipment & Supplies - 3.7%
American Medical Systems Holdings, Inc.*	54,000	913,680
Gen-Probe, Inc.*	18,200	754,208
Greatbatch, Inc.*	29,800	669,606
ICU Medical, Inc.*	19,500	718,770
		3,056,264

Health Care Providers & Services - 5.1%
Amedisys, Inc.*	63,067	2,751,613
Odyssey HealthCare, Inc.*	71,300	891,250
RehabCare Group, Inc.*	26,800	581,292
		4,224,155

Hotels, Restaurants & Leisure - 4.4%
Panera Bread Co.*	21,400	1,177,000
Steak N Shake Co.*	71,400	840,378
Texas Roadhouse, Inc.*	151,700	1,611,054
		3,628,432

Insurance - 8.0%
American Financial Group, Inc.	42,500	1,083,750
Amerisafe, Inc.*	74,900	1,292,025
Arthur J. Gallagher & Co.	34,500	840,765
HCC Insurance Holdings, Inc.	50,175	1,372,286
Horace Mann Educators Corp.	34,200	477,774
StanCorp Financial Group, Inc.	22,800	920,436
Tower Group, Inc.	28,200	687,798
		6,674,834

Equity Securities - Cont'd	Shares	Value
Internet & Catalog Retail - 8.4%
NetFlix, Inc.*	35,200	$1,625,184
PetMed Express, Inc.	88,100	1,660,685
priceline.com, Inc.*	22,312	3,699,776
		6,985,645

Internet Software & Services - 4.2%
Earthlink, Inc.	221,182	1,860,141
Equinix, Inc.*	10,925	1,005,100
Openwave Systems, Inc.*	226,756	589,566
		3,454,807

IT Services - 1.5%
Sapient Corp.*	56,900	457,476
Wright Express Corp.*	26,400	779,064
		1,236,540

Leisure Equipment & Products - 1.6%
Polaris Industries, Inc.	32,300	1,317,194

Machinery - 1.4%
Valmont Industries, Inc.	13,400	1,141,412

Media - 2.1%
DreamWorks Animation SKG, Inc.*	26,800	953,276
RCN Corp.*	87,900	817,470
		1,770,746

Oil, Gas & Consumable Fuels - 1.7%
General Maritime Corp.	44,100	341,334
World Fuel Services Corp.	22,600	1,086,382
		1,427,716

Pharmaceuticals - 1.2%
Par Pharmaceutical Cos, Inc.*	47,800	1,028,178

Professional Services - 1.5%
FTI Consulting, Inc.*	29,300	1,248,473

Real Estate Investment Trusts - 4.1%
Camden Property Trust	17,900	721,370
First Potomac Realty Trust	12,837	148,396
Hospitality Properties Trust	41,400	843,318
Kilroy Realty Corp.	24,400	676,856
Weingarten Realty Investors	52,000	1,035,840
		3,425,780

Equity Securities - Cont'd	Shares	Value
Software - 4.4%
Concur Technologies, Inc.*	15,100	$600,376
MICROS Systems, Inc.*	62,630	1,890,800
S1 Corp.*	194,100	1,199,538
		3,690,714

Specialty Retail - 5.3%
Coldwater Creek, Inc.*	113,800	933,160
Gymboree Corp.*	19,114	924,735
PEP Boys-Manny Moe & Jack	79,700	778,669
Sally Beauty Holdings, Inc.*	149,200	1,060,812
Stein Mart, Inc.*	52,300	664,733
		4,362,109
Textiles, Apparel & Luxury Goods - 1.1%
Unifirst Corp.	19,700	875,665

Thrifts & Mortgage Finance - 1.7%
Provident Financial Services, Inc.	69,300	713,097
United Financial Bancorp, Inc.	58,900	682,062
		1,395,159

Trading Companies & Distributors - 3.3%
Applied Industrial Technologies, Inc.	95,100	2,012,316
Beacon Roofing Supply, Inc.*	47,600	760,648
		2,772,964

Total Equity Securities (Cost $69,794,545)		81,167,212

	Principal
Certificates OF Deposit - 0.1%	Amount
ShoreBank, 2.13%, 2/11/10 (b)(k)	$100,000	99,820

Total Certificates of Deposit (Cost $100,000)		99,820

High Social Impact Investments - 1.3%
Calvert Social Investment Foundation Notes, 1.76%,
7/1/10 (b)(i)(r)	1,151,905	1,107,430

Total High Social Impact Investments (Cost $1,151,905)		1,107,430

	Principal
Time Deposit - 1.1%	Amount	Value
State Street Corp. Time Deposit, 0.01%, 10/1/09	$896,026	$896,026

Total Time Deposit (Cost $896,026)		896,026

TOTAL INVESTMENTS (Cost $71,942,476) - 100.2%		83,270,488
Other assets and liabilities, net - (0.2%)		(205,533)
Net Assets - 100%		$83,064,955

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 5,172,904 shares outstanding	$80,693,904
Class B: 444,529 shares outstanding		6,213,784
Class C: 669,802 shares outstanding		9,775,904
Class I: 654,827 shares outstanding		11,079,060
Accumulated net realized gain (loss) on investments		(36,025,709)
Net unrealized appreciation (depreciation) on investments		11,328,012
Net Assets		$83,064,955

Net Asset Value Per Share:
Class A (based on net assets of $62,621,522)		$12.11
Class B (based on net assets of $4,697,701)		$10.57
Class C (based on net assets of $7,205,872)		$10.76
Class I (based on net assets of $8,539,860)		$13.04

	Acquisition
Restricted Securities	Date	Cost
Calvert Social Investment Foundation Notes, 1.76%, 7/1/10	7/2/07	$1,151,905

b) This security was valued by the Board of Trustees. See Note A.

(i) Restricted securities represent 1.3% of net assets of the Fund.

(k) These certificates of deposit are fully insured by agencies of the federal government.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

* Non-income producing security.

See notes to financial statements.

Statement of Operations
Year Ended September 30, 2009
Net Investment Income
Investment Income:
Dividend income	$875,944
Interest income	34,792
Total investment income	910,736

Expenses:
Investment advisory fee	563,172
Transfer agency fees and expenses	383,230
Distribution Plan expenses:
Class A	141,735
Class B	46,396
Class C	66,256
Trustees' fees and expenses	3,313
Administrative fees	177,029
Accounting fees	11,813
Custodian fees	28,525
Registration fees	41,552
Reports to shareholders	68,224
Professional fees	19,172
Miscellaneous	8,832
Total expenses	1,559,249
Reimbursement from Advisor:
Class A	(14,741)
Class B	(1,206)
Class C	(1,723)
Class I	(19,983)
Fees waived	(33,980)
Fees paid indirectly	(1,783)
Net expenses	1,485,833

Net Investment Income (Loss)	(575,097)

Realized and Unrealized Gain (Loss) On Investments
Net realized gain (loss)	(20,911,432)
Change in unrealized appreciation (depreciation)	8,185,997

Net Realized and Unrealized Gain (Loss) On Investments	(12,725,435)

Increase (Decrease) in Net Assets
Resulting From Operations	($13,300,532)

See notes to financial statements

Statements of Changes in Net Assets
	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2009	2008
Operations:
Net investment income (loss)	($575,097)	($1,387,753)
Net realized gain (loss)	(20,911,432)	(10,753,457)
Change in unrealized appreciation (depreciation)	8,185,997	(16,667,620)

Increase (Decrease) in Net Assets
Resulting From Operations	(13,300,532)	(28,808,830)

Capital share transactions:
Shares sold:
Class A Shares	8,424,865	22,333,718
Class B Shares	307,632	448,992
Class C Shares	414,255	856,570
Class I Shares	1,765,802	2,922,607
Redemption fees:
Class A Shares	768	1,830
Class B Shares	58	96
Class C Shares	65	970
Shares redeemed:
Class A Shares	(14,788,473)	(26,015,236)
Class B Shares	(1,377,732)	(3,028,877)
Class C Shares	(1,228,107)	(2,460,138)
Class I Shares	(1,179,595)	(2,971,480)
Total capital share transactions	(7,660,462)	(7,910,948)

Total Increase (Decrease) in Net Assets	(20,960,994)	(36,719,778)

Net Assets
Beginning of year	104,025,949	140,745,727
End of year	$83,064,955	$104,025,949

Capital Share Activity
Shares sold:
Class A Shares	818,339	1,439,303
Class B Shares	33,798	32,124
Class C Shares	44,359	60,850
Class I Shares	154,608	179,058
Shares redeemed:
Class A Shares	(1,391,695)	(1,650,545)
Class B Shares	(152,314)	(218,959)
Class C Shares	(130,740)	(175,890)
Class I Shares	(104,394)	(184,630)
Total capital share activity	(728,039)	(518,689)

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert New Vision Small Cap Fund (the "Fund"), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The operation of each series is accounted for separately. The Fund offers four classes of shares of beneficial interest. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Fund's net asset value is determined, that are expected to materially affect the value of those securities then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. -The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ -significantly from the values that would have been used had a ready market for the -investments existed, and the differences could be material.

At September 30, 2009, securities valued at $1,207,250, or 1.5% of net assets, were fair valued in good faith under the direction of the Board of Trustees.

The Fund utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Fund's policy regarding valuation of investments, please refer to the Fund's most recent prospectus.

The following is a summary of the inputs used to value the Fund's net assets as of September 30, 2009:
	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Equity securities*	$81,167,212	-	--	$81,167,212
Other debt obligations	--	$896,026	$1,207,250	2,103,276
TOTAL	$81,167,212	$896,026	$1,207,250**	$83,270,488

* For further breakdown of Equity securities by industry type, please refer to the Statement of Net Assets.

**Level 3 securities represent 1.5% of net assets.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such -registration. Information regarding restricted securities is included at the end of the Fund's Statement of Net Assets.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Foreign Currency Transactions: The Fund's accounting records are maintained in U. S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In July 2009, the Financial Accounting Standards Board (FASB) launched the FASB Accounting Standards CodificationTM as the single source of authoritative nongovernmental U.S. generally accepted accounting principles (GAAP). The Codification is effective for interim and annual periods ending after September 15, 2009. All existing accounting standards documents are superseded as described in FASB Statement No. 168, The FASB Accounting Standards CodificationTM and the Hierarchy of Generally Accepted Accounting Principles. All other accounting literature not included in the Codification is nonauthoritative.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .75% based on the Fund's average daily net assets. Under the terms of the agreement, $50,777 was payable at year end. In addition, $37,220 was payable at year end for operating expenses paid by the Advisor during September 2009.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2010 for Class I. The contractual expense cap is .92%. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit any acquired fund fees and expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .25% for Class A, Class B, and Class C shares and .10% for Class I shares based on their average daily net assets. Under the terms of the agreement, $12,847 was payable at year end. For the year ended September 30, 2009, CASC waived $33,980 of its fee.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, Class B and Class C shares, allow the Fund to pay the Distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .25%, 1.00% and 1.00% annually of average daily net assets of each Class A, Class B and Class C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of .25%, 1.00% and 1.00% of the Fund's average daily net assets of Class A, Class B and Class C, respectively. Class I does not have Distribution Plan expenses. Under the term of the agreement, $22,492 was payable at year end.

The Distributor received $14,989 as its portion of the commissions charged on sales of the Fund's Class A shares for the year ended September 30, 2009.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received fees of $94,511 for the year ended September 30, 2009. Under the terms of the agreement, $7,441 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

The Fund may invest in Community Investment Notes issued by the Calvert Social Investment Foundation (the "CSI Foundation"). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from the Calvert Group, Ltd. and its subsidiaries. The Fund has received from the Securities and Exchange Commission an exemptive order permitting the Fund to make investments in these notes under certain conditions.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $32,000 plus up to $1,500 for each Board and Committee meeting attended. Trustees fees are allocated to each of the funds served.

Note C -- Investment Activity

During the year, cost of purchases and proceeds from sales of investments, other than short-term securities, were $53,297,380 and $61,441,851, respectively.

The cost of investments owned at September 30, 2009 for federal income tax purposes was $71,940,424. Net unrealized appreciation aggregated $11,330,064, of which $12,806,964 related to appreciated securities and $1,476,900 related to -depreciated -securities.

Net realized capital loss carryforwards for federal income tax purposes of $228,548 (acquired from Calvert Social Investment Fund Technology Portfolio), $2,052,226, $1,688,552 and $13,505,533 at September 30, 2009 may be available, subject to certain tax limitations, to offset future capital gains until expiration in September 2010, September 2014, September 2015 and September 2017, respectively.

New Vision Small Cap intends to elect to defer net capital losses of $18,552,902 incurrred from November 1, 2008 through September 30, 2009 and treat them as arising in the fiscal year ending September 30, 2010.

As of September 30, 2009, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:
Capital loss carryforward	($17,474,859)
Unrealized appreciation (depreciation)	11,330,064
Total	($6,144,795)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to to temporary book-tax differences that will reverse in a subsequent period. These book-tax differences are mainly due to real estate investment trusts, the deferral of post October losses and capital loss carryovers, certain of which are subject to limitations under Internal Revenue Code section 382.

Reclassifications, as shown in the table below, have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Fund are net operating losses and investments in real estate investment trusts.
Undistributed net investment income	$575,097
Accumulated net realized gain (loss)	19,898
Paid in capital	(594,995)

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .15% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2009. For the year ended September 30, 2009, borrowings by the Fund under the Agreement were as follows:
Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$17,220	0.82%	$1,446,791	June 2009

Note E - Subsequent Events

In preparing the financial statements as of September 30, 2009, no subsequent events or transactions occurred through November 23, 2009, the date the financial statements were issued, that would have materially impacted the financial statements as presented.

Financial Highlights
		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2009	2008	2007 (w)
Net asset value, beginning	$13.74	$17.45	$15.92
Income from investment operations
Net investment income (loss)	(.07)	(.16)	(.17)
Net realized and unrealized gain (loss)	(1.56)	(3.55)	1.70
Total from investment operations	(1.63)	(3.71)	1.53
Total increase (decrease) in net asset value	(1.63)	(3.71)	1.53
Net asset value, ending	$12.11	$13.74	$17.45

Total return*	(11.86%)	(21.26%)	9.61%
Ratios to average net assets:A
Net investment income (loss)	(.68%)	(1.08%)	(1.03%)
Total expenses	1.97%	1.80%	1.76%
Expenses before offsets	1.90%	1.75%	1.73%
Net expenses	1.89%	1.74%	1.71%
Portfolio turnover	71%	55%	98%
Net assets, ending (in thousands)	$62,622	$78,939	$103,937

	Years Ended
	September 30,	September 30,
Class A Shares	2006	2005
Net asset value, beginning	$18.25	$18.70
Income from investment operations
Net investment income (loss)	(.21)	(.06)
Net realized and unrealized gain (loss)	(.22)	.22
Total from investment operations	(.43)	.16
Distributions from
Net realized gain	(1.90)	(.61)
Total distributions	(1.90)	(.61)
Total increase (decrease) in net asset value	(2.33)	(.45)
Net asset value, ending	$15.92	$18.25

Total return*	(3.04%)	.64%
Ratios to average net assets:A
Net investment income (loss)	(1.10%)	(.28%)
Total expenses	1.74%	1.71%
Expenses before offsets	1.74%	1.71%
Net expenses	1.73%	1.70%
Portfolio turnover	160%	169%
Net assets, ending (in thousands)	$121,941	$172,540

See notes to financial highlights.

Financial Highlights
		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2009	2008	2007 (w)
Net asset value, beginning	$12.19	$15.64	$14.42
Income from investment operations
Net investment income (loss)	(.22)	(.35)	(.31)
Net realized and unrealized gain (loss)	(1.40)	(3.10)	1.53
Total from investment operations	(1.62)	(3.45)	1.22
Total increase (decrease) in net asset value	(1.62)	(3.45)	1.22
Net asset value, ending	$10.57	$12.19	$15.64

Total return*	(13.29%)	(22.06%)	8.46%
Ratios to average net assets:A
Net investment income (loss)	(2.09%)	(2.13%)	(2.02%)
Total expenses	3.38%	2.86%	2.75%
Expenses before offsets	3.30%	2.81%	2.72%
Net expenses	3.30%	2.80%	2.70%
Portfolio turnover	71%	55%	98%
Net assets, ending (in thousands)	$4,698	$6,862	$11,729

	Years Ended
	September 30,	September 30,
Class B Shares	2006	2005
Net asset value, beginning	$16.84	$17.45
Income from investment operations
Net investment income (loss)	(.36)	(.24)
Net realized and unrealized gain (loss)	(.16)	.24
Total from investment operations	(.52)	(.00)
Distributions from
Net realized gain	(1.90)	(.61)
Total distributions	(1.90)	(.61)
Total increase (decrease) in net asset value	(2.42)	(.61)
Net asset value, ending	$14.42	$16.84

Total return*	(3.91%)	(.25%)
Ratios to average net assets:A
Net investment income (loss)	(2.02%)	(1.18%)
Total expenses	2.66%	2.61%
Expenses before offsets	2.66%	2.60%
Net expenses	2.65%	2.60%
Portfolio turnover	160%	169%
Net assets, ending (in thousands)	$14,425	$20,309

See notes to financial highlights.

Financial Highlights
		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2009	2008	2007 (w)
Net asset value, beginning	$12.36	$15.83	$14.57
Income from investment operations
Net investment income (loss)	(.17)	(.30)	(.29)
Net realized and unrealized gain (loss)	(1.43)	(3.17)	1.55
Total from investment operations	(1.60)	(3.47)	1.26
Total increase (decrease) in net asset value	(1.60)	(3.47)	1.26
Net asset value, ending	$10.76	$12.36	$15.83

Total return*	(12.94%)	(21.92%)	8.65%
Ratios to average net assets:A
Net investment income (loss)	(1.71%)	(1.94%)	(1.88%)
Total expenses	3.00%	2.66%	2.60%
Expenses before offsets	2.93%	2.61%	2.57%
Net expenses	2.93%	2.60%	2.55%
Portfolio turnover	71%	55%	98%
Net assets, ending (in thousands)	$7,206	$9,347	$13,794

	Years Ended
	September 30,	September 30,
Class C Shares	2006	2005
Net asset value, beginning	$16.98	$17.57
Income from investment operations
Net investment income (loss)	(.33)	(.21)
Net realized and unrealized gain (loss)	(.18)	.23
Total from investment operations	(.51)	.02
Distributions from
Net realized gain	(1.90)	(.61)
Total distributions	(1.90)	(.61)
Total increase (decrease) in net asset value	(2.41)	(.59)
Net asset value, ending	$14.57	$16.98

Total return*	(3.81%)	(.13%)
Ratios to average net assets:A
Net investment income (loss)	(1.89%)	(1.06%)
Total expenses	2.53%	2.50%
Expenses before offsets	2.53%	2.49%
Net expenses	2.52%	2.48%
Portfolio turnover	160%	169%
Net assets, ending (in thousands)	$17,270	$23,131

See notes to financial highlights.

Financial Highlights
		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2009	2008	2007 (w)
Net asset value, beginning	$14.68	$18.50	$16.75
Income from investment operations
Net investment income (loss)	.03	(.04)	(.05)
Net realized and unrealized gain (loss)	(1.67)	(3.78)	1.80
Total from investment operations	(1.64)	(3.82)	1.75
Total increase (decrease) in net asset value	(1.64)	(3.82)	1.75
Net asset value, ending	$13.04	$14.68	$18.50
Total return*	(11.17%)	(20.65%)	10.45%
Ratios to average net assets:A
Net investment income (loss)	.30%	(.25%)	(.28%)
Total expenses	1.20%	1.10%	1.06%
Expenses before offsets	.92%	.93%	.94%
Net expenses	.92%	.92%	.92%
Portfolio turnover	71%	55%	98%
Net assets, ending (in thousands)	$8,540	$8,878	$11,286

	Years Ended
	September 30,	September 30,
Class I Shares	2006	2005
Net asset value, beginning	$18.96	$19.26
Income from investment operations
Net investment income (loss)..	(.03)	.06
Net realized and unrealized gain (loss)...	(.28)	.25
Total from investment operations	(.31)	.31
Distributions from
Net realized gain	(1.90)	(.61)
Total distributions	(1.90)	(.61)
Total increase (decrease) in net asset value	(2.21)	(.30)
Net asset value, ending	$16.75	$18.96
Total return*......	(2.24%)	1.42%
Ratios to average net assets:A
Net investment income (loss).....	(.31%)	.43%
Total expenses	1.10%	1.16%
Expenses before offsets	.93%	.93%
Net expenses	.92%	.92%
Portfolio turnover	. 160%	169%
Net assets, ending (in thousands).....	$26,460	$4,979

See notes to financial highlights.

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(w) Per share figures are calculated using the Average Shares Method.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date -values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fee, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustee and Officer Information Table
Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT TRUSTEES/DIRECTORS
RICHARD L. BAIRD, JR. AGE: 61	Trustee/ Director	1976 (CTFR - 1980) (CMF - 1992)	President and CEO of Adagio Health Inc. (formerly Family Health Council, Inc.) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	29
DOUGLAS E. FELDMAN, M.D. AGE: 61	Trustee/ Director	1982 (CMF - 1992)	Managing partner of Feldman Otolaryngology, Head and Neck Surgery in Washington, D.C. A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	12
JOHN G. GUFFEY, JR. AGE: 61	Trustee/ Director	1976 (CTFR - 1980) (CMF - 1992)	Treasurer and Director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003) and President of Aurora Press Inc., a privately held publisher of trade paperbacks.	29	Ariel Funds (3) Calvert Social Investment Foundation Calvert Ventures, LLC
M. CHARITO KRUVANT AGE: 63	Trustee/ Director	1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	37	Acacia Federal Savings Bank Summit Foundation The Community Foundation for the National Capital Region
ARTHUR J. PUGH AGE: 72	Trustee/ Director	1982 (CMF - 1992)	Retired executive.	37	Acacia Federal Savings Bank
INTERESTED TRUSTEES/DIRECTORS
BARBARA J. KRUMSIEK AGE: 57	Trustee/ Director & President	1997	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	54	Calvert Social Investment Foundation Pepco Holdings, Inc. Acacia Life Insurance Company (Chair)
DAVID R. ROCHAT AGE: 71	Trustee/ Director & Senior Vice President	1980 (CMF - 1992)	Executive Vice President of Calvert Asset Management Company, Inc. (prior to 2008) and Director and President of Chelsea Securities, Inc.	12	Government Scientific Source, Inc. Chelsea Securities, Inc. Vermont Quality Meats
D. WAYNE SILBY, Esq. AGE: 61	Trustee/ Director & Chair	1976 (CTFR - 1980) (CMF - 1992)	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003).	29	UNIFI Mutual Holding Company Calvert Social Investment Foundation Grameen Foundation USA Studio School Fund Syntao.com China The ICE Organization
OFFICERS
KAREN BECKER AGE: 56	Chief Compliance Officer	2005

Chief Compliance Officer for the Calvert Funds. In March 2009, Ms. Becker also became Head of the Securities Operations Department for Calvert Asset Management Company, Inc. Prior to 2005, Ms. Becker was Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.

SUSAN WALKER BENDER, Esq. AGE: 50	Assistant Vice President & Assistant Secretary	1988 (CMF - 1992)	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
JENNIFER BERG AGE: 36	Assistant Fund Controller	2009	Fund Administration Manager for Calvert Group Ltd.
THOMAS DAILEY AGE: 45	Vice President	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	1996	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Group, Ltd., and Chief Compliance Officer for Calvert Asset Management Company, Inc. and Calvert Distributors, Inc.
TRACI L. GOLDT AGE: 35	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 59	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 44	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, Esq. AGE: 39	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 52	Assistant Secretary	2007	Assistant Secretary and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	2007

Assistant Vice President, Assistant Secretary, and Associate Counsel Compliance Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 57	Assistant Vice President & Assistant Secretary	2005	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
ANDREW K. NIEBLER, Esq. AGE: 42	Assistant Vice President & Assistant Secretary	2006	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Group, Ltd. Prior to joining Calvert, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton LLP.
CATHERINE P. ROY AGE: 53	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 62	Vice President & Secretary	1990 (CMF - 1992)	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 41	Vice President	2008

Senior Vice President of Calvert Asset Management Company, Inc., and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

RONALD M. WOLFSHEIMER, CPA AGE: 57	Treasurer	1979 (CTFR - 1980) (CMF - 1992)	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.
MICHAEL V. YUHAS JR., CPA AGE: 48	Fund Controller	1999	Vice President of Fund Administration of Calvert Group, Ltd.

The address of Directors/Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates and a director of its parent companies. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor. Mr. Rochat is an interested person of the Fund since he was an officer of the Fund's advisor.

Additional information about the Fund's Directors/Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Calvert New Vision Small Cap Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Calvert's Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
Calvert Tax-Free Bond Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
Government Fund
Short-Term Government Fund
High Yield Bond Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Calvert Large Cap Value Fund
Calvert Social Index Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Small Cap Value Fund
Mid Cap Value Fund
Global Alternative Energy Fund
Global Water Fund
International Opportunities Fund

Balanced and Asset
Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund


Calvert Income Fund
Annual Report
September 30, 2009

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4	President's Letter
8	Portfolio Management Discussion
13	Shareholder Expense Example
15	Report of Independent Registered Public Accounting Firm
16	Statement of Net Assets
29	Statement of Operations
30	Statements of Changes in Net Assets
32	Notes to Financial Statements
41	Financial Highlights
47	Explanation of Financial Tables
49	Proxy Voting and Availability of Quarterly Portfolio Holdings
50	Trustee and Officer Information Table

Dear Shareholder:

The watershed financial and economic events of the past 12 months have tested the resilience of the global markets and investors in an unprecedented fashion, and we are likely to see changes in the structure and regulation of financial institutions and the markets for years to come. It was a time period full of dramatic reversals, where investor sentiment shifted from acute fear to cautious optimism and the financial markets moved from the brink of near collapse to rebound strongly in many sectors. Despite these positive trends, we share the concerns of many market analysts that the markets may have risen "too far too fast," as worries persist about a weak economy, jobless recovery, and the housing and credit markets.

The year began with markets worldwide moving lower in response to the burgeoning credit crisis and continued global economic malaise. In the U.S., investors abandoned any type of investment perceived to have credit or liquidity risk, instead favoring Treasuries, CDs, and money market funds, despite their low yields. Cash invested in money-market funds ballooned to $3.92 trillion in January 2009 from $2.91 trillion when stocks peaked in October 2007.1

By late March, however, things began to turn around. Investors gained confidence, encouraged by the "green shoots" in newly released economic data and the perceived success of U.S. government stimulus and monetary policies. This, combined with renewed confidence in the soundness of the U.S. banking system following the government's "stress tests," helped fuel a rally in stocks, commodities, and many sectors of the bond market.

Fixed-Income Markets Move Higher

Early in 2009, investors began to slowly regain confidence in the non-Treasury sectors of the fixed-income market, including high-yield and investment-grade corporate bonds, which saw record levels of new issuance. By the end of June, investors had increasingly abandoned the "safe haven" areas of the market in search of higher yield and total return potential. These trends continued throughout the summer, with corporate bond prices rallying across the maturity and credit-quality spectrum. By September 30, high-yield and investment-grade corporate bonds had rebounded strongly from their 2008 lows, while Treasuries slumped.

Expertise in Fixed-Income Management

This shifting market scenario presented both challenges and opportunities for Calvert's fixed-income funds and management team. Overall, our taxable bond funds avoided the vast majority of subprime-related defaults that plagued some competing funds during the 12-month period. Of course, our funds were not immune to the unprecedented bond market volatility, and several had short-term challenges.

Calvert's taxable fixed-income investment team, led by Greg Habeeb, Calvert Senior Vice President, uses a rigorous relative-value investment process to evaluate potential investments in any type of market cycle. Notably, several of our taxable fixed-income funds outperformed their Lipper peer groups for the reporting period. Among our short-term bond funds, Calvert Ultra-Short Income Fund placed in the top 10% and Calvert Short Duration Income Fund placed in the top 15% of their respective Lipper categories. At the other end of the maturity spectrum, Calvert Long-Term Income Fund placed in the top 30% of its Lipper category.2

Challenges Ahead for Global Markets, Economy

Although the stress that has gripped our global economies and markets since last September after the failure of Lehman Brothers has eased--and a measure of investor confidence has clearly been restored--we are far from being "out of the woods." On the positive side, many key economic indicators, such as housing and unemployment, appear to have bottomed and may be stabilizing. In our view, however, global market volatility and uneven economic recovery are likely to continue as the root causes of the credit crisis and financial reforms continue to be unwound and addressed.

Internationally, the nations at the September G-20 summit met to enact changes to international economic policies that will promote "sustainable and balanced growth" among both developed and emerging countries. On the home front, the government is grappling with credit-rating agency reform, banking reform, and the roles of the Federal Reserve and itself in the oversight of financial institutions and the markets, among many critical issues. In our view, over time, these efforts may work to redress some of the systemic imbalances revealed in our global financial system, providing additional stability to the economy and markets.

Looking ahead, we believe there will continue to be important opportunities for bond investors across a wide range of sectors and maturities. In this still-volatile environment, a flexible investment strategy, combined with rigorous credit research and security selection--all key features of Calvert's fixed-income management strategy--will be especially vital portfolio management tools.

Stay Current with Your Financial Advisor

The financial markets will probably continue to be volatile for the foreseeable future. If you're concerned about your current portfolio holdings and how to navigate the current market environment, talk with your financial advisor about whether your allocation to bonds is appropriate and well-diversified given your goals, time horizon, and attitude toward risk.

We also encourage you to visit our newly enhanced web site, www.calvert.com, for frequent updates and commentary on economic and market developments from Calvert professionals.

As always, we appreciate your investing with Calvert.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
October 2009

For more complete information on any Calvert Fund, call your advisor or visit our website for a prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

Past performance is no guarantee of future results. Please keep in mind investment in mutual funds involves risk, including possible loss of principal invested.

1. "Time to Reassess if Stocks Can Gain More," Wall Street Journal, September 8, 2009, citing Investment Company Institute data.

2. As of 9/30/09: Calvert Ultra-Short Income Fund was ranked 2/69 funds for one year and 1/62 funds for the since-inception period in the Lipper Ultra-Short Obligations Funds category. Calvert Short Duration Income Fund was ranked 28/256 funds for one year, 10/208 funds for three years, 1/177 funds for five years, and 1/121 funds for the since-inception period in the Lipper Short Investment Grade Debt Funds category. Calvert Long-Term Income Fund was ranked 43/148 funds for one year, 2/122 funds for three years, and 1/103 funds for the since-inception period in the Lipper Corporate Debt Funds BBB Rated category.

The inception date for Calvert Short Duration Income Fund is 1/31/02; for Calvert Ultra-Short Income Fund is 10/31/06; and for Calvert Long-Term Income Fund is 12/31/04. During the ranking periods, all three funds benefited from a fee waiver, which had a material effect on total return.

Calvert Fund rankings within Lipper peer groups for the periods ended September 30, 2009.Past performance is no guarantee of future results. Lipper rankings are based on total returns. The returns assume reinvestment of dividends and capital gains but exclude the effects of any applicable sales loads. The Lipper ranking is for Class A shares, and the ranking may include more than one share class of funds in the category, including other share classes of the Fund. Rankings are relative peer group ratings and do not necessarily mean that the Fund had high total returns.

Source: Lipper, Inc.

Bond funds are subject to interest rate risk. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities.

Portfolio Management Discussion
Gregory Habeeb
Senior Vice President and Senior Portfolio Manager of Calvert Asset Management Company

Performance

For the 12-month period ended September 30, 2009, Calvert Income Fund Class A shares (at NAV) posted a return of 6.24%, underperforming the benchmark Barclays Capital U.S. Credit Index, which returned 19.49% during the period. Markdowns in the values of several securities during the fourth quarter of 2008, when the credit crisis was at its height, were almost entirely responsible for the Fund's relative underperformance. The prices of many of these securities rallied during 2009 as the markets improved.

Investment Climate

One year ago, markets were shaken by one of the greatest panics in U.S. financial history. The panic further damaged the sputtering engine of credit creation that powers the American economy, causing the U.S. to drop deeper into recession. During the past 12 months, outstanding bank loans fell by 4%,1 gross domestic product (GDP) contracted by an estimated 3% (its worst performance in more than 50 years),2 and the U.S. dollar fell by about 1.9% against an index of other major currencies.3

The U.S. government's multi-trillion dollar monetary and fiscal policy response quelled the panic, after several attempts, and helped to improve credit and economic conditions. The American economy, which hit bottom in the spring, is expected to grow during the next several quarters. However, the projected pace of economic growth is subdued relative to past recoveries and quite dependent on stimulative monetary and fiscal policies.

Actions taken by the U.S. government to support the economy and financial markets required a massive increase in borrowing by the U.S. Treasury. Consequently, U.S. Treasury bond yields increased sharply early in 2009. Higher yields, and little evidence of inflation, whetted international investors' and U.S. households' appetite for U.S. Treasuries, and yields retreated as demand increased. Over the full reporting period, the benchmark 10-year U.S. Treasury note's yield fell 0.55 percentage points to 3.30%,4 and U.S. Treasury bill yields dropped toward the federal funds rate (which is currently near zero). The three-month U.S. Treasury bill yield fell 0.81 percentage points to 0.11%.

Portfolio Strategy

The Fund's underperformance can be attributed primarily to markdowns on several holdings during the fourth quarter of 2008. Nearly 3% of the Fund was invested in bonds issued by banks that were nationalized by the Icelandic government in early October 2008. This caused the bonds' valuations to fall close to zero during the fourth quarter. Several
Tier 1 capital notes, which are issued by banks to boost their capital requirements, also were marked down during the period and negatively impacted returns. Many of these bonds that had been marked down recovered during 2009, which helped the Fund make up some lost ground. For 2009 through the end of September, the Fund returned 15.05% while the benchmark returned 14.86%.

Relative to the Index, the Fund also was underweight the corporate bond sector, which outperformed during 2009. This hurt relative performance, as did the Fund's relatively short duration during a period when interest rates fell significantly. Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the change in price relative to interest rate movement.

Over the full reporting period, active trading strategies made positive contributions to performance.

Outlook

Government policies were successful in sharply lowering U.S. interest rates and credit risk premiums (the amount of additional yield required to attract investors to bonds that are perceived to have greater credit risk), which helped set the stage for economic recovery. However, deleveraging by financial institutions and American households remains a considerable obstacle to economic growth. We expect the Federal Reserve to maintain its current monetary and credit policies well into 2010 while crafting an exit strategy that will attempt to limit inflation. The Federal Reserve's ability to correctly gauge the timing and size of stimulus policy removal will influence inflation expectations and, therefore, bond market performance.

Credit risk premiums have compressed significantly in recent months, reflecting investors' growing comfort with taking on additional risk as the economy recovers. If the economic recovery gains strength, we will be sensitive to changes in inflation expectations at a time when the government has record-high borrowing needs.

If the corporate bond rally slows, relative returns are likely to become more dependent on active trading strategies, which our portfolio management team specializes in. We remain confident in our ability to deliver competitive returns, and we believe that the Fund's long-term track record is evidence of that ability.

October 2009

* Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 3.75% front-end sales charge or any deferred sales charge.

** Source: Lipper Analytical Services, Inc.

Portfolio Statistics
September 30, 2009
Investment Performance
(total return at NAV*)
	6 Months ended 9/30/09	12 Months ended 9/30/09
Class A	15.94%	6.24%
Class B	15.42%	5.33%
Class C	15.54%	5.48%
Class I	16.33%	6.94%
Class R	15.87%	6.05%
Class Y	16.18%	6.73%
Barclays Capital U.S. Credit Index**	16.94%	19.49%
Lipper Corporate Debt Funds BBB Rated Avg.	22.16%	17.43%

Maturity Schedule
	Weighted Average
	9/30/09	9/30/08
	12 years	11 years
SEC Yields
	30 days ended
	9/30/09	9/30/08
Class A	2.97%	4.88%
Class B	2.21%	4.20%
Class C	2.41%	4.36%
Class I	3.77%	5.74%
Class R	2.86%	4.77%
Class Y	3.48%	5.62%

Portfolio Statistics
September 30, 2009
Average Annual Total Returns
(with max. load)
Class A Shares
One year	2.20%
Five year	2.35%
Ten year	5.37%

Class B Shares
One year	1.19%
Five year	2.31%
Ten year	4.91%

Class C Shares
One year	4.41%
Five year	2.42%
Since inception	5.04%
(7/31/00)

Portfolio Statistics
September 30, 2009
Average Annual Total Returns
Class I Shares
One year	6.94%
Five year	3.80%
Ten year	6.39%

Class R Shares*
One year	6.05%
Five year	2.97%
Ten year	5.69%

Class Y Shares**
One year	6.73%
Five year	3.26%
Ten year	5.84%

* Performance results for Class R shares prior to October 31, 2006 reflect the performance of Class A shares at net asset value (NAV). Actual Class R share performance would have been lower than Class A share performance because of higher Rule 12b-1 fees and other class-specific expenses that apply to the Class R shares.

** Performance for Class Y Shares prior to February 29, 2008 reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been different.

The performance data shown represents past performance, does not guarantee future results, and does not reflect the deduction of taxes that a shareholder would pay on the Fund's/Portfolio's distributions or the redemption of Fund/Portfolio shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com for current performance data. The gross expense ratio for Class A Shares is 1.16%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects deduction of fund operating expenses.

Performance Comparison
Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics above and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 3.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another class of shares would be different.

Portfolio Statistics
September 30, 2009
Economic Sectors	% of Total Investments
Asset Backed Securities	2.0%
Basic Materials	3.0%
Communications	0.9%
Consumer Discretionary	0.1%
Consumer, Cyclical	1.1%
Consumer, Non-cyclical	4.6%
Diversified	1.4%
Energy	4.7%
Financials	30.7%
Government	17.8%
Industrials	7.8%
Insurance	0.1%
Mortgage Securities	5.6%
Technology	0.3%
Time Deposit	16.1%
Utilities	3.8%
Total	100%

1. Federal Reserve

2. U.S. Department of Commerce

3. Federal Reserve

4. Federal Reserve and Bloomberg

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2009 to September 30, 2009).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value 4/1/09	Ending Account Value 9/30/09	Expenses Paid During Period* 4/1/09 - 9/30/09
Class A
Actual	$1,000.00	$1,159.40	$6.63
Hypothetical	$1,000.00	$1,018.93	$6.20
(5% return per year before expenses)
Class B
Actual	$1,000.00	$1,154.20	$11.41
Hypothetical	$1,000.00	$1,014.47	$10.67
(5% return per year before expenses)
Class C
Actual	$1,000.00	$1,155.40	$10.38
Hypothetical	$1,000.00	$1,015.44	$9.71
(5% return per year before expenses)
Class I
Actual	$1,000.00	$1,163.30	$2.95
Hypothetical	$1,000.00	$1,022.34	$2.76
(5% return per year before expenses)

Class R
Actual	$1,000.00	$1,158.70	$7.95
Hypothetical	$1,000.00	$1,017.70	$7.44
(5% return per year before expenses)

Class Y
Actual	$1,000.00	$1,161.80	$4.27
Hypothetical	$1,000.00	$1,021.12	$3.99
(5% return per year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.23%, 2.11%, 1.92%, 0.54%, 1.47% and 0.79% for Class A, Class B, Class C, Class I, Class R and Class Y, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Report of Independent Registered Public Accounting Firm

The Board of Trustees of The Calvert Fund and Shareholders of Calvert Income Fund:

We have audited the accompanying statement of net assets of the Calvert Income Fund (the Fund), a series of The Calvert Fund, as of September 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Income Fund as of September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Philadelphia, Pennsylvania
November 23, 2009

Statement of Net Assets
September 30, 2009
	Principal
Asset Backed Securities - 1.9%	Amount	Value
ACLC Business Loan Receivables Trust, 0.893%, 10/15/21 (e)(r)	$1,761,867	$1,681,664
AmeriCredit Automobile Receivables Trust:
3.43%, 7/6/11	2,426,859	2,442,983
4.63%, 6/6/12	7,834,919	7,905,077
0.904%, 7/6/12 (r)	6,943,663	6,916,691
AmeriCredit Prime Automobile Receivable Trust, 5.27%,
11/8/11	1,594,876	1,607,475
Atherton Franchisee Loan Funding LLC, 7.08%, 5/15/20 (e)	816,293	823,651
Capital Auto Receivables Asset Trust, 0.303%, 7/15/10 (r)	2,430,547	2,429,088
Captec Franchise Trust:
Class A2, 8.155%, 6/15/13 (e)	6,210,940	5,366,000
Class B, 8.155%, 12/15/13 (e)	2,895,000	1,042,200
Centex Home Equity, 7.86%, 7/25/32 (r)	120,536	16,624
Countrywide Asset-Backed Certificates, 0.696%, 11/25/34 (r)	3,902,138	2,837,143
DB Master Finance LLC, 5.779%, 6/20/31 (e)	20,750,000	19,571,607
Enterprise Mortgage Acceptance Co. LLC, 0.65%, 1/15/27 (e)(r)	14,981,673	191,953
FMAC Loan Receivables Trust: 0.00%, 11/15/18 (e)(r)(t)	10,928,799	150,271
6.74%, 11/15/20 (e)	1,006,227	671,529
GE Capital Credit Card Master Note Trust, 0.283%, 3/15/13 (r)	5,340,000	5,324,273
Residential Asset Mortgage Products, Inc., STEP, 4.12% to
5/25/12, floating rate thereafter to 6/25/33 (r)	139,764	73,352
Triad Auto Receivables Owner Trust, 4.88%, 4/12/13	15,103,660	15,437,522

Total Asset Backed Securities (Cost $78,132,606)		74,489,103

Collateralized Mortgage-Backed
Obligations (Privately Originated) - 1.5%
American Home Mortgage Assets, 0.456%, 12/25/46 (r)	7,566,306	3,571,401
Banc of America Mortgage Securities, Inc.:
5.00%, 1/25/19	64,511	29,202
4.875%, 4/25/19	134,076	62,673
4.798%, 8/25/19 (r)	301,674	92,376
5.50%, 11/25/33	18,232	18,355
0.28%, 1/25/34 (r)	99,957,365	593,607
5.431%, 5/25/34 (r)	909,312	304,823
Chase Funding Mortgage Loan, 4.045%, 5/25/33 (r)	529,072	521,445
Countrywide Home Loan Mortgage Pass Through Trust, 0.586%,
6/25/35 (b)(e)(r)	2,422,831	1,574,840
GMAC Mortgage Corp. Loan Trust, 5.00%, 5/25/18 (e)	176,469	103,252
Impac CMB Trust:
0.886%, 9/25/34 (r)	1,123,508	729,419
0.506%, 4/25/35 (r)	6,036,533	3,495,192
0.556%, 4/25/35 (r)	2,163,091	638,213
0.516%, 5/25/35 (r)	12,359,621	6,619,345
0.566%, 8/25/35 (r)	6,618,469	3,369,633
MASTR Alternative Loans Trust, 6.25%, 7/25/36	17,245,278	8,717,584

Collateralized Mortgage-Backed	Principal
Obligations (Privately Originated) - Cont'd	Amount	Value
Morgan Stanley Mortgage Loan Trust, 5.17%, 11/25/33	$388,844	$152,557
Residential Accredit Loans, Inc., 6.00%, 12/25/35	6,150,246	4,448,340
Residential Asset Securitization Trust, 6.25%, 11/25/36	17,596,419	11,378,179
Residential Funding Mortgage Securities I, 4.75%, 3/25/19	231,405	161,672
Salomon Brothers Mortgage Securities VII, Inc., 3.813%,
9/25/33 (r)	213,862	87,737
Structured Asset Securities Corp.:
5.00%, 6/25/35	6,995,558	6,103,992
5.50%, 6/25/35	4,291,000	2,982,840

Total Collateralized Mortgage-Backed Obligations
(Privately Originated) (Cost $77,239,310)		55,756,677

Commercial Mortgage-Backed
Securities - 4.9%
Banc of America Commercial Mortgage, Inc., 5.449%, 1/15/49	11,700,000	11,308,674
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.205%,
12/11/49	45,600,000	45,385,416
Cobalt CMBS Commercial Mortgage Trust, 5.935%, 5/15/46 (r)	30,500,000	30,708,858
Crown Castle Towers LLC:
4.643%, 6/15/35 (e)	39,250,000	39,386,288
5.245%, 11/15/36 (e)	18,600,000	18,594,148
5.362%, 11/15/36 (e)	11,000,000	11,022,288
GMAC Commercial Mortgage Asset Corp., 6.107%,
8/10/52 (b)(e)	37,050,000	30,751,500
LB-UBS Commercial Mortgage Trust, 4.799%, 12/15/29 (r)	1,000,000	883,322
Wachovia Bank Commercial Mortgage Trust, 0.665%,
12/15/35 (e)(r)	88,837,730	489,318

Total Commercial Mortgage-Backed Securities
(Cost $194,478,450)		188,529,812

Corporate Bonds - 55.4%
Alliance Mortgage Investments:
12.61%, 6/1/10 (b)(r)(x)*	3,077,944	-
15.36%, 12/1/10 (b)(r)(x)*	17,718,398	-
American Express Credit Corp., 1.646%, 5/27/10 (r)	8,480,000	8,490,967
Anadarko Finance Co., 6.75%, 5/1/11	4,250,000	4,527,025
Anadarko Petroleum Corp., 7.625%, 3/15/14	12,000,000	13,698,448
Anglo American Capital plc, 9.375%, 4/8/19 (e)	19,800,000	24,331,349
Anheuser-Busch InBev Worldwide, Inc.:
7.75%, 1/15/19 (e)	8,900,000	10,538,979
6.875%, 11/15/19 (e)	2,000,000	2,274,390
APL Ltd., 8.00%, 1/15/24	13,525,000	11,056,687

	Principal
Corporate Bonds - Cont'd	Amount	Value
ArcelorMittal:
5.375%, 6/1/13	$4,609,000	$4,755,628
6.125%, 6/1/18	12,603,000	12,415,921
Arrow Electronics, Inc., 6.00%, 4/1/20	2,000,000	1,990,919
Asian Development Bank, 6.22%, 8/15/27	2,470,000	2,823,469
Atlantic Marine Corp. Communities LLC, 6.158%, 12/1/51 (b)(e)	23,670,000	19,523,489
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (b)(e)(p)*	53,561,000	535,610
AXA SA, 3.983%, 6/8/49 (b)	1,050,000	637,875
BAC Capital Trust XV, 1.161%, 6/1/56 (b)(r)	111,120,000	61,671,600
BAE Systems Asset Trust, 6.664%, 9/15/13 (b)(e)	35,318,901	37,084,846
Barclays Bank plc, 5.00%, 9/22/16	5,250,000	5,286,144
Bayview Research Center Finance Trust, 6.33%, 1/15/37 (b)(e)	26,038,308	24,307,541
Bear Stearns Co.'s, Inc.:
0.497%, 2/23/10 (r)	1,510,000	1,510,208
0.645%, 10/22/10 (r)	6,000,000	5,990,468
BNSF Funding Trust I, 6.613% to 1/15/26, floating rate
thereafter to 12/15/55 (r)	72,876,000	67,774,680
Bunge Ltd. Finance Corp., 2.00%, 6/15/19	1,000,000	1,164,845
C8 Capital SPV Ltd., 6.64% to 12/31/14, floating rate thereafter
to 12/31/49 (e)(r)	26,850,000	20,607,375
Camp Pendleton & Quantico Housing LLC, 5.937%, 10/1/43 (e)	1,070,000	859,777
Capital One Bank, 8.80%, 7/15/19	4,130,000	4,773,084
Capital One Capital V, 10.25%, 8/15/39	13,520,000	15,026,686
Cargill, Inc., 1.754%, 1/21/11 (e)(r)	44,455,000	44,379,649
Chase Capital VI, 1.108%, 8/1/28 (b)(r)	7,250,000	4,628,552
Chesapeake Energy Corp., 7.625%, 7/15/13	9,750,000	9,725,625
Chugach Electric Association, Inc., 6.55%, 3/15/11	2,780,000	2,942,330
CIT Group, Inc.:
12.00%, 12/18/18 (e)	2,000,000	600,000
6.10% to 3/15/17, floating rate thereafter to 3/15/67 (r)(w)	20,132,000	2,446,642
Citigroup Funding, Inc., 0.821%, 4/30/12 (r)	33,170,000	33,446,140
Citigroup, Inc.:
6.375%, 8/12/14	7,000,000	7,260,089
6.00%, 8/15/17	6,750,000	6,766,604
Compass Bancshares, Inc., 1.138%, 10/9/09 (e)(r)	18,200,000	18,199,691
Credit Agricole SA, 6.637% to 5/31/17, floating rate thereafter
to 5/29/49 (e)(r)	107,023,000	77,591,675
Dexus Finance Property Ltd., 7.125%, 10/15/14 (e)	8,750,000	8,735,059
Dime Community Bancshares, Inc.:
9.25%, 5/1/10	500,000	496,851
9.25%, 5/1/10 (e)	2,000,000	1,987,405
Discover Financial Services, 0.83%, 6/11/10 (r)	41,210,000	40,293,531
Dominion Resources, Inc.:
1.343%, 6/17/10 (r)	32,530,000	32,705,732
6.30% to 9/30/11, floating rate thereafter to 9/30/66 (r)	19,665,000	15,539,185
Dow Chemical Co., 5.90%, 2/15/15	4,500,000	4,612,014
Enel Finance International SA:
3.875%, 10/7/14 (e)	3,000,000	2,991,900
5.125%, 10/7/19 (e)	5,000,000	4,978,000
6.00%, 10/7/39 (e)	5,000,000	4,973,150
Enterprise Products Operating LP, 7.034% to 1/15/18, floating
rate thereafter to 1/15/68 (r)	77,975,000	68,228,125
First Republic Bank, 7.75%, 9/15/12	500	529

	Principal
Corporate Bonds - Cont'd	Amount	Value
FMG Finance Proprietary Ltd., 4.361%, 9/1/11 (e)(r)	$56,001,000	$56,561,010
Ford Motor Credit Co. LLC, 3.26%, 1/13/12 (r)	23,850,000	21,465,000
Fort Knox Military Housing:
5.815%, 2/15/52 (e)	11,225,000	8,363,748
5.915%, 2/15/52 (e)	10,455,000	7,649,087
General Motors Corp.:
7.125%, 7/15/13 (ii)	5,000,000	750,000
7.70%, 4/15/16 (jj)	10,000,000	1,500,000
8.25%, 7/15/23 (kk)	5,000,000	762,500
8.10%, 6/15/24 (ll)	7,150,000	1,108,250
7.40%, 9/1/25 (mm)	2,950,000	457,250
Glitnir Banki HF:
2.95%, 10/15/08 (b)(v)(y)*	30,230,000	7,255,200
3.046%, 4/20/10 (e)(r)(y)(aa)*	42,295,000	10,362,275
4.75%, 10/15/10 (e)(y)(bb)*	6,000,000	1,470,000
3.226%, 1/21/11 (e)(r)(y)(cc)*	32,920,000	8,065,400
6.375%, 9/25/12 (e)(y)(ee)*	600,000	147,000
6.693% to 6/15/11, floating rate thereafter to
6/15/16 (b)(e)(r)(y)(ff)*	8,400,000	84,000
Golden State Petroleum Transport Corp., 8.04%, 2/1/19 (b)	10,991,543	11,651,036
Goldman Sachs Group, Inc., 0.52%, 11/16/09 (r)	12,600,000	12,599,746
Great River Energy:
5.829%, 7/1/17 (e)	46,865,727	49,718,017
6.254%, 7/1/38 (b)(e)	6,900,000	7,245,000
Hewlett-Packard Co., 1.43%, 5/27/11 (r)	7,200,000	7,308,351
Holcim US Finance Sarl & Cie SCS, 6.00%, 12/30/19 (e)	2,000,000	1,982,906
Home Depot, Inc., 0.42%, 12/16/09 (r)	8,190,000	8,184,815
Hospira, Inc., 0.763%, 3/30/10 (r)	18,290,000	18,240,860
Howard Hughes Medical Institute, 3.45%, 9/1/14	5,000,000	5,146,116
HRPT Properties Trust, 0.895%, 3/16/11 (r)	39,710,000	37,130,786
Idearc, Inc., 8.00%, 11/15/16 (f)	150,000	7,500
Independence Community Bank Corp., 2.417%, 4/1/14 (r)	20,910,000	19,042,486
Ingersoll-Rand Global Holding Co. Ltd., 1.954%, 8/13/10 (r)	39,650,000	39,912,922
International Paper Co., 7.50%, 8/15/21	3,300,000	3,496,565
ION Media Networks, Inc., 11.00%, 7/31/13 (w)*	325,940	33
JET Equipment Trust, 7.63%, 8/15/12 (b)(e)(w)*	109,297	601
John Deere Capital Corp.:
0.837%, 2/26/10 (r)	13,000,000	13,017,484
1.21%, 1/18/11 (r)	3,300,000	3,315,074
JPMorgan Chase & Co.:
7.00%, 11/15/09	11,497,000	11,574,561
1.005%, 1/22/10 (r)	36,900,000	36,958,492
0.533%, 12/26/12 (r)	15,000,000	15,121,958
JPMorgan Chase Capital XXIII, 1.44%, 5/15/47 (r)	12,800,000	8,461,696
Kansas City Southern de Mexico SA de CV, 7.375%, 6/1/14	150,000	139,500
Kaupthing Bank HF:
3.491%, 1/15/10 (e)(r)(y)(gg)*	39,000,000	8,287,500
5.75%, 10/4/11 (e)(y) (hh)*	3,350,000	711,875
Kern River Funding Corp., 6.676%, 7/31/16 (e)	93,431	102,267
Koninklijke Philips Electronics NV, 1.449%, 3/11/11 (r)	62,930,000	63,057,589
Kraft Foods, Inc., 0.961%, 8/11/10 (r)	2,300,000	2,294,906
Land O'Lakes Capital Trust I, 7.45%, 3/15/28 (e)	55,869,000	48,606,030
Leucadia National Corp., 8.125%, 9/15/15	12,520,000	12,793,576

	Principal
Corporate Bonds - Cont'd	Amount	Value
LL & P Wind Energy, Inc. Washington Revenue Bonds:
5.733%, 12/1/17 (e)	$8,060,000	$7,608,721
5.983%, 12/1/22 (e)	14,695,000	13,635,490
6.192%, 12/1/27 (e)	3,925,000	3,549,064
Lloyds Banking Group plc:
6.413% to 10/1/35, floating rate thereafter to 9/29/49 (e)(r)	2,400,000	1,392,000
6.657% to 5/21/37, floating rate thereafter to 12/31/49 (e)(r)	24,270,000	14,804,700
Lumbermens Mutual Casualty Co.:
9.15%, 7/1/26 (e)(m)*	51,271,000	576,799
8.30%, 12/1/37 (e)(m)*	33,720,000	379,350
8.45%, 12/1/49 (e)(m)*	1,000,000	11,250
M&I Marshall & Ilsley Bank, 0.60%, 12/4/12 (r)	11,675,000	8,706,946
MBNA Capital, Series B, 1.283%, 2/1/27 (r)	900,000	554,221
McGuire Air Force Base Military Housing Project, 5.611%,
9/15/51 (b)(e)	11,420,000	8,671,092
Medco Health Solutions, Inc., 6.125%, 3/15/13	4,875,000	5,255,494
Merrill Lynch & Co., Inc., 0.41%, 12/4/09 (r)	15,700,000	15,701,909
Metropolitan Life Global Funding I, 1.205%, 4/14/11 (e)(r)	12,280,000	12,237,020
Mid-Atlantic Family Military Communities LLC, 5.24%,
8/1/50 (e)	8,250,000	5,993,790
MMA Financial Holdings, Inc., 0.75%, 5/3/34 (b)	50,800,000	12,700,000
Morgan Stanley, 0.744%, 2/10/12 (r)	5,770,000	5,808,007
National Fuel Gas Co., 6.50%, 4/15/18	4,800,000	5,170,895
NationsBank Cap Trust III, 1.059%, 1/15/27 (r)	1,677,000	1,058,543
Nationwide Health Properties, Inc.:
6.50%, 7/15/11	20,379,000	21,042,390
6.90%, 10/1/37	10,460,000	10,687,620
6.59%, 7/7/38	4,023,000	4,096,911
Noble Group Ltd.:
8.50%, 5/30/13 (e)	8,530,000	9,233,725
6.625%, 3/17/15 (e)	32,110,000	32,792,337
Ohana Military Communities LLC:
5.88%, 10/1/51 (b)(e)	20,000,000	15,956,000
6.00%, 10/1/51 (b)(e)	31,930,000	25,798,801
6.15%, 10/1/51 (e)	10,000,000	7,948,300
OPTI Canada, Inc.:
7.875%, 12/15/14	2,650,000	2,033,875
8.25%, 12/15/14	5,887,000	4,606,578
Orkney Re II plc, Series B, 6.096%, 12/21/35 (b)(e)(g)(r)*	19,550,000	-
Overseas Shipholding Group, Inc., 7.50%, 2/15/24	5,080,000	4,064,000
Pacific Pilot Funding Ltd., 1.26%, 10/20/16 (e)(r)	6,103,498	4,529,589
Pepco Holdings, Inc., 0.986%, 6/1/10 (r)	16,600,000	16,460,112
Pioneer Natural Resources Co.:
5.875%, 7/15/16	12,285,000	11,293,311
6.65%, 3/15/17	16,695,000	15,841,994
7.20%, 1/15/28 (b)	11,512,000	9,993,406
PPF Funding, Inc., 5.35%, 4/15/12 (e)	3,000,000	2,562,250
Preferred Term Securities IX Ltd., 1.354%, 4/3/33 (e)(r)	737,524	346,636
Prime Property Fund, Inc., 5.50%, 1/15/14 (e)	500,000	384,920
Public Steers Trust, 6.646%, 11/15/18 (b)	4,000,846	3,513,463
Puget Sound Energy, Inc., 7.02%, 12/1/27	571,000	662,767
R.H. Donnelley Corp., 6.875%, 1/15/13 (o)	375,000	23,438

	Principal
Corporate Bonds - Cont'd	Amount	Value
Rabobank Nederland NV, 11.00% to 6/30/19, floating rate
thereafter to 6/29/49 (e)(r)	$3,530,000	$4,341,900
Roper Industries, Inc., 6.625%, 8/15/13	13,830,000	14,932,488
Royal Bank of Scotland Group plc, 7.64% to 9/29/17, floating rate
thereafter to 3/29/49 (b)(r)	58,150,000	29,075,000
Skyway Concession Co. LLC, 0.563%, 6/30/17 (b)(e)(r)	10,140,000	8,238,953
Sovereign Bank, 2.193%, 8/1/13 (r)	7,315,000	6,960,849
SPARCS Trust 99-1, STEP, 0.00% to 4/15/19, 7.697% thereafter
to 10/15/97 (b)(e)(r)	26,500,000	6,177,945
State Street Bank and Trust Co., 0.499%, 9/15/11 (r)	8,795,000	8,829,231
Sterling Equipment, Inc., 6.125%, 9/28/19	283,325	317,222
SunTrust Bank, 0.529%, 5/21/12 (r)	32,780,000	29,859,180
TEPPCO Partners LP, 7.00% to 6/1/17, floating rate thereafter
to 6/1/67 (r)	5,028,000	4,298,588
TIERS Trust:
8.45%, 12/1/17 (b)(e)(n)*	8,559,893	85,599
STEP, 0.00% to 10/15/28, 7.697% thereafter to 10/1/97 (b)(r)	15,000,000	1,285,050
STEP, 0.00% to 10/15/33, 7.697% thereafter to
10/15/97 (b)(e)(r)	12,295,000	571,349
7.697%, 10/15/97 (b)(e)(r)	11,001,000	2,866,421
Toll Road Investors Partnership II LP, Zero Coupon:
2/15/11 (e)	7,600,000	6,988,474
2/15/28 (b)(e)	16,737,000	3,298,528
2/15/29 (b)(e)	12,600,000	2,273,040
2/15/43 (b)(e)	196,950,000	42,121,696
2/15/45 (b)(e)	618,495,685	84,245,297
Travelers Insurance Company Ltd., 0.759%, 12/8/11 (b)	3,250,000	3,095,918
United Parcel Services, Inc., 0.07%, 3/27/50 (r)	2,030,000	1,992,317
UnitedHealth Group, Inc., 0.472%, 6/21/10 (r)	37,650,000	37,497,819
Verizon Wireless Capital LLC, 3.025%, 5/20/11 (e)(r)	33,500,000	34,487,230
Wachovia Capital Trust III, 5.80% to 3/15/11, floating rate
thereafter to 3/29/49 (r)	23,758,000	16,155,440
Wachovia Corp., 7.574%, 8/1/26 (r)	3,675,000	3,825,401
Wells Fargo Bank:
6.584%, 9/1/27 (e)	6,080,000	6,431,546
6.734%, 9/1/47 (e)	37,970,000	40,914,194
Western Refining, Inc.:
10.75%, 6/15/14 (e)(r)	2,000,000	1,880,000
11.25%, 6/15/17 (e)	7,100,000	6,674,000
Windsor Petroleum Transport Corp., 7.84%, 1/15/21 (e)	19,688,000	18,123,217
Xerox Corp., 1.042%, 12/18/09 (r)	3,250,000	3,248,696
Xstrata Finance Dubai Ltd., 0.804%, 11/13/09 (e)(r)	18,275,000	18,255,544
Yara International ASA, 7.875%, 6/11/19 (e)	5,530,000	6,024,123

Total Corporate Bonds (Cost $2,454,540,384)		2,112,357,425

	Principal
Taxable Municipal Obligations - 8.2%	Amount	Value
Alameda California Corridor Transportation Authority
Revenue Bonds, Zero Coupon:
10/1/09	$5,155,000	$5,154,278
10/1/10	16,230,000	15,396,914
Allegheny County Pennsylvania Hospital Development Authority
Revenue VRDN, 0.40%, 7/15/28 (r)	1,200,000	1,200,000
Anaheim California Redevelopment Agency Tax Allocation Bonds:
5.759%, 2/1/18	1,795,000	1,847,360
6.506%, 2/1/31	3,875,000	3,994,699
Azusa California Redevelopment Agency Tax Allocation Bonds,
5.765%, 8/1/17	3,760,000	3,735,861
Baltimore Maryland General Revenue Bonds:
5.05%, 7/1/14	1,520,000	1,682,199
5.07%, 7/1/15	1,340,000	1,473,678
Boynton Beach Florida Community Redevelopment Agency Tax
Allocation Bonds, 5.10%, 10/1/15	1,135,000	1,162,297
Brownsville Texas Utility System Revenue Bonds, 5.084%, 9/1/16	2,000,000	2,135,900
Burlingame California PO Revenue Bonds, 5.285%, 6/1/12	1,775,000	1,915,828
California State Pollution Control Financing Authority Revenue
VRDN, 0.25%, 11/1/26	6,500,000	6,500,000
California Statewide Communities Development Authority
Revenue Bonds:
5.61%, 8/1/14	2,270,000	2,544,534
Zero Coupon, 6/1/15	3,425,000	2,357,599
Zero Coupon, 6/1/15	1,205,000	829,462
Zero Coupon, 6/1/16	2,620,000	1,670,931
Zero Coupon, 6/1/17	2,710,000	1,599,903
Zero Coupon, 6/1/17	1,835,000	1,083,329
Zero Coupon, 6/1/18	2,810,000	1,517,456
Zero Coupon, 6/1/19	1,975,000	984,419
Clark County Nevada Revenue Bonds, 6.881%, 7/1/42	3,500,000	3,569,335
College Park Georgia Revenue Bonds:
5.631%, 1/1/11	4,965,000	5,051,093
5.658%, 1/1/12	2,500,000	2,551,500
Colorado State Housing and Finance Authority Revenue VRDN:
0.25%, 10/15/16 (r)	2,500,000	2,500,000
0.25%, 10/15/16 (r)	5,700,000	5,700,000
Detroit Michigan GO Bonds, 5.15%, 4/1/25	14,605,000	7,897,946
Eugene Oregon Electric Utilities Revenue Bonds, Zero Coupon,
8/1/25	1,500,000	513,105
Fairfield California PO Revenue Bonds, 5.34%, 6/1/25	1,960,000	1,749,026
Florida State First Governmental Financing Commission
Revenue Bonds:
5.05%, 7/1/14	285,000	302,442
5.10%, 7/1/15	300,000	310,488
Florida State Housing Finance Corp. MFH Revenue VRDN, 0.40%,
10/15/32 (r)	700,000	700,000
Fort Wayne Indiana Redevelopment District Revenue Bonds,
5.24%, 6/1/21	1,250,000	1,266,362
Gillette Wyoming Pollution Control Revenue VRDN, 0.28%,
1/1/18 (r)	9,100,000	9,100,000

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
Grant County Washington Public Utility District No. 2
Revenue Bonds:
4.76%, 1/1/13	$400,000	$421,772
5.48%, 1/1/21	990,000	953,400
Hamilton County Ohio Sewer System Revenue Bonds, 6.50%,
12/1/34	2,000,000	2,137,920
Inglewood California Pension Funding Revenue Bonds:
4.79%, 9/1/11	235,000	235,082
4.82%, 9/1/12	250,000	250,012
4.90%, 9/1/13	260,000	255,684
4.94%, 9/1/14	275,000	265,592
4.95%, 9/1/15	285,000	267,099
King County Washington Housing Authority Revenue Bonds,
6.375%, 12/31/46	2,000,000	2,130,980
La Mesa California COPs, 6.32%, 8/1/26	1,305,000	1,344,946
La Verne California Revenue Bonds, 5.62%, 6/1/16	1,000,000	1,032,200
Lancaster Pennsylvania Parking Authority Revenue Bonds,
5.95%, 12/1/25	2,450,000	2,361,163
Long Beach California Bond Finance Authority Revenue Bonds:
5.34%, 8/1/35	5,000,000	3,267,650
5.44%, 8/1/40	5,000,000	3,220,750
Maryland State Health & Higher Educational Facilities Authority
Revenue VRDN, 0.32%, 7/1/34 (r)	4,300,000	4,300,000
Massachusetts State Health & Educational Facilities Authority
Revenue VRDN, 0.50%, 7/1/31 (r)	3,000,000	3,000,000
Metropolitan Washington DC Airport Authority System
Revenue Bonds:
5.59%, 10/1/25	2,785,000	2,889,744
5.69%, 10/1/30	2,835,000	2,920,560
Metropolitan Water District of Southern California Revenue Bonds:
5.906%, 7/1/25	5,000,000	5,212,250
6.538%, 7/1/39	7,500,000	7,969,650
Mississippi State Home Corp. MFH Revenue VRDN, 0.49%,
8/15/40 (r)	2,800,000	2,800,000
Moreno Valley California Public Financing Authority
Revenue Bonds, 5.549%, 5/1/27	4,385,000	3,731,065
Nevada State Department of Business & Industry Lease
Revenue Bonds, 5.87%, 6/1/27	1,210,000	1,041,750
New Hampshire State Health & Education Facilities Authority
Revenue VRDN, 0.30%, 10/1/38 (r)	8,000,000	8,000,000
New York City IDA Revenue Bonds, 6.027%, 1/1/46	12,000,000	8,753,400
New York City New York Housing Development Corp.
MFH Revenue VRDN, 0.27%, 11/15/37 (r)	300,000	300,000
New York State Housing Finance Agency Revenue VRDN:
0.20%, 5/15/37 (r)	14,800,000	14,800,000
0.32%, 11/15/38 (r)	4,525,000	4,525,000
Oakland California Redevelopment Agency Tax Allocation Bonds:
5.252%, 9/1/16	1,635,000	1,622,623
5.653%, 9/1/21	19,635,000	19,805,039

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
Oceanside California PO Revenue Bonds:
4.95%, 8/15/16	$2,215,000	$1,992,282
5.14%, 8/15/18	2,760,000	2,471,801
5.20%, 8/15/19	3,070,000	2,761,097
5.25%, 8/15/20	3,395,000	3,040,596
Philadelphia Pennsylvania IDA Revenue Bonds, Zero Coupon,
4/15/19	3,375,000	1,652,029
Pomona California Public Financing Authority Revenue Bonds,
5.718%, 2/1/27	6,015,000	5,666,431
Rio Rancho New Mexico Event Center Revenue Bonds, 5.00%,
6/1/20	3,260,000	3,264,238
Riverside California Public Financing Authority
Tax Allocation Bonds:
5.19%, 8/1/17	1,690,000	1,555,679
5.24%, 8/1/17	2,570,000	2,086,043
Sacramento City California Financing Authority Tax Allocation
Bonds, 5.54%, 12/1/20	21,940,000	18,141,747
San Bernardino California Joint Powers Financing Authority Tax
Allocation Bonds, 5.625%, 5/1/16	5,430,000	5,174,736
San Diego California Redevelopment Agency Tax Allocation Bonds,
6.00%, 9/1/21	2,515,000	2,435,903
San Jose California Redevelopment Agency Tax Allocation Bonds:
4.54%, 8/1/12	3,105,000	3,104,006
5.10%, 8/1/20	3,960,000	3,453,397
5.46%, 8/1/35	5,300,000	4,203,854
Santa Cruz County California Redevelopment Agency
Tax Allocation Bonds, 5.60%, 9/1/25	815,000	757,355
Santa Fe Springs California Community Development Commission
Tax Allocation Bonds, 5.35%, 9/1/18	1,265,000	1,267,113
Sonoma County California PO Revenue Bonds, 6.625%, 6/1/13	5,660,000	6,067,180
Thousand Oaks California Redevelopment Agency Tax Allocation
Bonds:
5.00%, 12/1/12	675,000	679,057
5.00%, 12/1/13	710,000	698,278
5.00%, 12/1/14	745,000	718,836
5.125%, 12/1/15	785,000	736,699
5.125%, 12/1/16	830,000	762,928
5.25%, 12/1/21	5,070,000	4,589,719
5.375%, 12/1/21	4,880,000	4,468,811
Utah State Housing Corp. Military Housing Revenue Bonds:
5.392%, 7/1/50	11,735,000	9,602,750
5.442%, 7/1/50	3,990,000	3,289,236
Virginia State Housing Development Authority Revenue Bonds,
6.32%, 8/1/19	1,500,000	1,656,090
West Contra Costa California Unified School District COPs:
5.03%, 1/1/20	3,190,000	2,873,680
5.15%, 1/1/24	3,630,000	3,050,325
Wilkes-Barre Pennsylvania GO Bonds, 5.28%, 11/15/19	2,025,000	1,863,830

Total Taxable Municipal Obligations (Cost $338,598,833)		313,899,001

U.S. Government Agencies	Principal
and Instrumentalities - 3.1%	Amount	Value
AgFirst Farm Credit Bank:
8.393% to 12/15/11, floating rate thereafter to 12/15/16 (b)(r)	$19,175,000	$17,257,500
6.585% to 6/15/12, floating rate thereafter to 6/29/49 (b)(e)(r)	79,480,000	47,688,000
7.30%, 10/14/49 (b)(e)	19,950,000	13,466,250
AgriBank FCB, 9.125%, 7/15/19	2,380,000	2,548,900
Central American Bank For Economic Integration AID Bonds,
Guaranteed by the United States Agency of International
Development, 6.79%, 10/1/10	1,369,552	1,406,078
Overseas Private Investment Corp., 4.05%, 11/15/14	1,618,400	1,667,276
US AgBank FCB, 6.11% to 7/10/12, floating rate thereafter
to 12/31/49 (b)(e)(r)	3,000,000	1,680,000
Vessel Management Services, Inc., 5.125%, 4/16/35	31,900,000	33,539,660

Total U.S. Government Agencies and Instrumentalities
(Cost $147,735,615)		119,253,664

U.S. Government Agency
Mortgage-Backed Securities - 0.0%
Ginnie Mae, 11.00%, 10/15/15	460	498
Government National Mortgage Association, 5.50%, 1/16/32	9,779,115	788,934

Total U.S. Government Agency Mortgage-Backed Securities
(Cost $1,248,050)		789,432

U.S. Treasury - 6.4%
United States Treasury Bonds:
4.50%, 5/15/38	2,245,000	2,415,831
3.50%, 2/15/39	9,808,000	8,883,903
4.25%, 5/15/39	44,800,000	46,346,999
4.50%, 8/15/39	58,455,000	63,012,667
United States Treasury Notes:
1.00%, 8/31/11	34,950,000	35,004,609
2.375%, 9/30/14	3,720,000	3,729,881
3.25%, 6/30/16	21,000,000	21,511,875
3.00%, 8/31/16	6,950,000	6,992,351
3.125%, 5/15/19	8,839,000	8,696,748
3.625%, 8/15/19	44,945,000	46,131,828

Total U.S. Treasury (Cost $236,414,339)		242,726,692

Certificates Of Deposit - 1.2%
Deutsche Bank, 0.892%, 6/18/10 (r)	44,850,000	44,646,605

Total Certificates of Deposit (Cost $44,850,000)		44,646,605

Equity Securities - 0.9%	Shares	Value
Avado Brands, Inc. (b)*	4,803	$48
Conseco, Inc.*	1,204,755	6,337,011
Double Eagle Petroleum Co., Preferred	105,000	2,148,300
First Republic Preferred Capital Corp., Preferred (e)*	6,050	5,445,000
Ford Motor Co.*	473,761	3,415,817
Intermet Corp. (b)*	4,772	48
ION Media Networks, Inc., Series B, Preferred (b)*	2	1
Woodbourne Capital:
Trust I, Preferred (b)(e)	6,450,000	3,934,500
Trust II, Preferred (b)(e)	6,450,000	3,934,500
Trust III, Preferred (b)(e)	6,450,000	3,934,500
Trust IV, Preferred (b)(e)	6,450,000	3,934,500

Total Equity Securities (Cost $60,339,056)		33,084,225

	Principal
Time Deposit - 16.1%	Amount
State Street Corp. Time Deposit, 0.01%, 10/1/09	$612,997,819	612,997,819

Total Time Deposit (Cost $612,997,819)		612,997,819

TOTAL INVESTMENTS (Cost $4,246,574,462) - 99.6%		3,798,530,455
Other assets and liabilities, net - 0.4%		13,646,432
Net Assets - 100%		$3,812,176,887

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 197,610,348 shares outstanding		$3,652,018,123
Class B: 3,858,698 shares outstanding		78,524,870
Class C: 24,236,395 shares outstanding		429,921,117
Class I: 19,993,255 shares outstanding		349,782,205
Class R: 747,629 shares outstanding		11,490,321
Class Y: 1,246,417 shares outstanding		18,878,598
Distributions in excess of net investment income		(1,718,423)
Accumulated net realized gain (loss) on investments		(273,276,914)
Net unrealized appreciation (depreciation) on investments		(453,443,010)
Net Assets		$3,812,176,887

Net Asset Value Per Share
Class A (based on net assets of $3,041,313,773)		$15.39
Class B (based on net assets of $59,126,646)		$15.32
Class C (based on net assets of $372,837,587)		$15.38
Class I (based on net assets of $307,977,567)		$15.40
Class R (based on net assets of $11,570,580)		$15.48
Class Y (based on net assets of $19,350,734)		$15.53

Futures	# of Contracts	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
Purchased:
10 Year U.S. Treasury Notes	1,915	12/09	$226,598,359	$1,970,706
30 Year U.S. Treasury Bonds	134	12/09	16,264,250	8,174
Total Purchased				$1,978,880

Sold:
2 Year U.S. Treasury Notes	9,091	12/09	$1,972,462,906	($6,204,750)
5 Year U.S. Treasury Notes	1,471	12/09	170,773,906	(1,173,133)
Total Sold				($7,377,883)

(b) This security was valued by the Board of Trustees. See Note A.

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f) Idearc, Inc. filed for Chapter 11 bankruptcy on March 31, 2009. This security is no longer accruing interest and $5,533 of interest was written off during the period.

(g) Orkney Re II plc is in default and no longer accruing interest. During the period, $238,363 of interest was written off.

(m) The Illinois Insurance Department prohibited Lumbermens from making interest payments. This security is no longer accruing interest.

(n) The Illinois Insurance Department prohibited Lumbermens from making interest payments. This TIERS security is based on interest payments from Lumbermens. This security is no longer accruing interest.

(o) R.H. Donnelley Corp. filed for Chapter 11 bankruptcy on May 28, 2009. This security is no longer accruing interest and $9,740 of interest was written off.

(p) The State of New York Insurance Department has prohibited Atlantic Mutual Insurance Co. from making interest payments. This security is no longer accruing interest.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(t) This security is no longer accruing interest.

(v) Glitnir Banki HF Bonds due 10/15/08 are in default for principal and interest. During the period, $213,083 of interest was written off.

(w) Security is in default and is no longer accruing interest.

(x) Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.

(y) The government of Iceland took control of Glitnir Bank HF and Kaupthing Bank HF (the Banks) on October 8, 2008 and October 9, 2008, respectively. The government has prohibited the Banks from paying any claims owed to foreign entities. As of October 9, 2008, these securities are no longer accruing interest.

(aa) Glitnir Banki HF Bonds due 4/20/2010 are in default for interest. During the period, $286,314 of interest was written off.

(bb) Glitnir Banki HF Bonds due 10/15/2010 are in default for interest. During the period, $137,750 of interest was written off.

(cc) Glitnir Banki HF Bonds due 1/21/2011 are in default for interest. During the period, $252,508 of interest was written off.

(ee) Glitnir Banki HF Bonds due 9/25/2012 are in default for interest. During the period, $1,488 of interest was written off.

(ff) Glitnir Banki HF Bonds due 6/15/2016 are in default for interest. During the period, $178,034 of interest was written off.

(gg) Kaupthing Bank HF Bonds due 1/15/2010 are in default for interest. During the period, $325,210 of interest was written off.

(hh) Kaupthing Bank HF Bonds due 10/4/2011 are in default for interest. During the period, $2,675 of interest was written off.

(ii) General Motors filed for Chapter 11 bankruptcy on June 1, 2009. This security is no longer accruing interest and $135,573 of interest was written off during the period.

(jj) General Motors filed for Chapter 11 bankruptcy on June 1, 2009. This security is no longer accruing interest and $100,528 of interest was written off during the period.

(kk) General Motors due 7/15/2023 filed for Chapter 11 bankruptcy on June 1, 2009. This security is no longer accruing interest and $156,979 of interest was written off during the period.

(ll) General Motors filed for Chapter 11 bankruptcy on June 1, 2009. This security is no longer accruing interest and $268,661 of interest was written off during the period.

(mm) General Motors filed for Chapter 11 bankruptcy on June 1, 2009. This security is no longer accruing interest and $55,181 of interest was written off during the period.

* Non-income producing security.

Abbreviations:
COPs: Certificates of Participation
FCB: Farm Credit Bank
GO: General Obligation
IDA: Industrial Development Authority
LLC: Limited Liability Corporation
LP: Limited Partnership
MFH: Multi-Family Housing
PO: Pension Obligation
STEP: Stepped coupon bond for which the coupon rate of interest will adjust on specified future date(s)
VRDN: Variable Rate Demand Notes

See notes to financial statements.

Statement of Operations
Year Ended September 30, 2009
Net Investment Income
Investment Income:
Interest income	$229,148,290
Dividend income	3,908,661
Total investment income	233,056,951

Expenses:
Investment advisory fee	15,888,029
Administrative fees	11,106,966
Transfer agency fees and expenses	9,305,648
Distribution Plan expenses:
Class A	8,254,508
Class B	678,382
Class C	3,852,862
Class R	41,371
Trustees' fees and expenses	189,477
Custodian fees	492,052
Registration	165,907
Report to shareholders	991,816
Professional fees	144,147
Accounting fees	426,334
Miscellaneous	208,199
Total expenses	51,745,698
Reimbursement from Advisor:
Class R	(3,052)
Fees paid indirectly	(241,473)
Net expenses	51,501,173

Net Investment Income	181,555,778

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(138,592,283)
Futures	(109,141,794)
(247,734,077)
Change in unrealized appreciation (depreciation) on:
Investments	198,126,879
Futures	(8,005,885)
190,120,994

Net Realized and Unrealized Gain
(Loss)	(57,613,083)

Increase (Decrease) in Net Assets
Resulting From Operations	$123,942,695

See notes to financial statements.

Statements of Changes in Net Assets
	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2009	2008
Operations:
Net investment income	$181,555,778	$293,615,553
Net realized gain (loss)	(247,734,077)	14,597,581
Change in unrealized appreciation (depreciation)	190,120,994	(478,174,188)

Increase (Decrease) in Net Assets
Resulting From Operations	123,942,695	(169,961,054)

Distributions to shareholders from
Net investment income:
Class A Shares	(144,501,274)	(245,212,080)
Class B Shares	(2,392,988)	(6,076,118)
Class C Shares	(14,140,054)	(21,502,725)
Class I Shares	(16,503,049)	(19,910,009)
Class R Shares	(329,539)	(161,326)
Class Y Shares	(667,355)	(31,919)
Net realized gain:
Class A Shares	(11,877,864)	(87,053,456)
Class B Shares	(251,892)	(3,137,805)
Class C Shares	(1,338,593)	(8,738,853)
Class I Shares	(1,013,457)	(5,705,708)
Class R Shares	(20,892)	(31,543)
Class Y Shares	(34,185)	--
Total distributions	(193,071,142)	(397,561,542)
Capital share transactions:
Shares sold:
Class A Shares	580,308,898	1,553,740,829
Class B Shares	5,175,728	11,937,037
Class C Shares	38,129,680	120,043,202
Class I Shares	85,950,401	134,754,516
Class R Shares	7,679,525	5,964,863
Class Y Shares	8,728,585	10,924,458
Shares issued from merger (See Note A):
Class I Shares	58,005,471	--
Class Y Shares	440,457	--
Reinvestment of distributions:
Class A Shares	129,530,593	256,973,806
Class B Shares	1,949,685	6,825,274
Class C Shares	8,166,949	15,774,933
Class I Shares	14,326,952	22,061,810
Class R Shares	223,932	60,134
Class Y Shares	693,657	31,841
Redemption fees:
Class A Shares	119,926	123,007
Class B Shares	1,487	440
Class C Shares	5,469	4,545
Class I Shares	294	866
Class R Shares	2	215
Class Y Shares	1,870	--

See notes to financial statements.

Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets - Cont'd	2009	2008
Shares redeemed:
Class A Shares	($2,063,126,731)	($1,903,261,804)
Class B Shares	(40,815,407)	(118,322,242)
Class C Shares	(148,203,330)	(113,277,680)
Class I Shares	(208,151,378)	(78,859,892)
Class R Shares	(3,073,091)	(710,403)
Class Y Shares	(2,030,526)	(44,937)
Total capital share transactions	(1,525,960,902)	(75,255,182)

Total Increase (Decrease) in Net Assets	(1,595,089,349)	(642,777,778)

Net Assets
Beginning of year	5,407,266,236	6,050,044,014
End of year (including distributions in excess of net investment
income of $1,718,423 and $1,811,061, respectively)	$3,812,176,887	$5,407,266,236

Capital Share Activity
Shares sold:
Class A Shares	41,228,104	95,111,265
Class B Shares	368,718	733,617
Class C Shares	2,724,381	7,343,554
Class I Shares	6,070,613	8,211,338
Class R Shares	542,463	367,375
Class Y Shares	623,173	686,320
Shares issued from merger (See Note A):
Class I Shares	4,268,269	--
Class Y Shares	32,224	--
Reinvestment of distributions:
Class A Shares	9,318,023	15,790,546
Class B Shares	141,220	418,540
Class C Shares	588,191	969,382
Class I Shares	1,028,345	1,356,936
Class R Shares	15,869	3,756
Class Y Shares	49,109	2,045
Shares redeemed:
Class A Shares	(146,773,634)	(117,662,459)
Class B Shares	(2,924,690)	(7,280,790)
Class C Shares	(10,574,307)	(7,009,618)
Class I Shares	(14,741,992)	(4,888,542)
Class R Shares	(215,812)	(43,857)
Class Y Shares	(143,570)	(2,884)
Total capital share activity	(108,375,303)	(5,893,476)

See notes to financial statements.

Notes to Financial Statements

Note A ---- Significant Accounting Policies

General: The Calvert Income Fund (the Fund), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series are accounted for separately. The Fund offers six classes of shares of beneficial interest. Class A shares are sold with a maximum front-end sales charge of 3.75%. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Class R shares are generally only available to certain retirement plans where plan level or omnibus accounts are held on the books of the Fund. Class R shares have no front-end or deferred sales charge and have a higher level of expenses than Class A Shares. Effective February 29, 2008, the Fund began to offer Class Y shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries that have entered into an agreement with the Fund's Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

On December 12, 2008, the net assets of the Summit Bond Fund, a series of Summit Mutual Funds, Inc. Apex Series, merged into the Calvert Income Fund. The merger was accomplished by a tax-free exchange of 4,268,269 Class I shares and 32,224 Class Y shares of the Calvert Income Fund (valued at $58,005,471 and $440,457, respectively) for 1,518,476 Class I shares and 11,486 Class A shares of the Summit Bond Fund outstanding at December 12, 2008. The Summit Bond Fund's net assets as of December 12, 2008, including $8,114,963 of unrealized depreciation, were combined with those of the Calvert Income Fund.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Municipal securities are valued utilizing a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Fund's net asset value determination, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At September 30, 2009, securities valued at $562,749,095 or 14.8% of net assets were fair valued in good faith under the direction of the Board of Trustees.

The Fund utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Fund's policy regarding valuation of investments, please refer to the Fund's most recent prospectus. The following is a summary of the inputs used to value the Fund's net assets as of September 30, 2009:
	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Equity securities	$17,346,128	-	$15,738,097	$33,084,225
Asset backed securities	-	$74,489,103	-	74,489,103
Collateralized mortgage-backed obligations	-	54,181,837	1,574,840	55,756,677
Commercial mortgage-backed securities	-	157,778,312	30,751,500	188,529,812
Corporate debt	-	1,677,764,517	434,592,908	2,112,357,425
Municipal obligations	-	313,899,001	-	313,899,001
U.S. government obligations	-	282,678,038	80,091,750	362,769,788
Other debt obligations	-	657,644,424	-	657,644,424
TOTAL	$17,346,128	$3,218,435,232	$562,749,095	$3,798,530,455
Other financial instruments*	($5,399,003)	-	-	($5,399,003)

* Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:
	Equity Securities	Asset- Backed Securities
Balance as of 9/30/08	$41,611,200	$2,542,717
Accrued discounts/premiums	--	--
Realized gain (loss)	(43,433,866)	(18,225)
Change in unrealized appreciation (depreciation)	36,492,010	42,822
Net purchases (sales)	(18,931,247)	(2,567,314)
Transfers in and/ or out of Level 3	--	--
Balance as of 9/30/09	$15,738,097	$ --

	Collateralized Mortgage- Backed Obligations	Commercial Mortgage- Backed Securities
Balance as of 9/30/08	$0	$0
Accrued discounts/premiums	32,542	--
Realized gain (loss)	127,578	--
Change in unrealized appreciation (depreciation)	175,343	--
Net purchases (sales)	1,239,377	30,751,500
Transfers in and/ or out of Level	--	--
Balance as of 9/30/09	$1,574,840	$30,751,500

	Corporate Debt	U.S. Government Obligations
Balance as of 9/30/08	$342,522,193	$12,209,250
Accrued discounts/premiums	8,048,781	(237,117)
Realized gain (loss)	(59,604,397)	-
Change in unrealized appreciation (depreciation)	33,317,653	4,102,867
Net purchases (sales)	(45,618,862)	2,862,500
Transfers in and/ or out of Level 3	155,927,540	61,154,250
Balance as of 9/30/09	$ 434,592,908	$80,091,750

		Total
Balance as of 9/30/08		$398,885,360
Accrued discounts/premiums		7,844,206
Realized gain (loss)		(102,928,910)
Change in unrealized appreciation (depreciation)		74,130,695
Net purchases (sales)		(32,264,046)
Transfers in and/ or out of Level 3		217,081,790
Balance as of 9/30/09		$562,749,095

For the year ended September 30, 2009, total change in unrealized gain (loss) on Level 3 securities included in the change in net assets was $57,348,832. Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Futures Contracts: The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. Government obligations. The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to hedge against changes in the value of interest rates. The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms. Futures contracts are designed by boards of trade which are designated "contracts markets" by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.

Short Sales: The Fund may use a hedging technique that involves short sales of U.S. Treasury securities for the purposes of managing the duration of the Fund. Any short sales are covered with an equivalent amount of high-quality, liquid securities.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See the Statement of Net Assets footnotes on pages 27-28.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when -collectibility of interest is reasonably assured. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Foreign Currency Transactions: The Fund's accounting records are maintained in U. S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I and Class R shares). The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has arrangements with its custodian banks whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the banks. These credits are used to reduce the Fund's expenses. Such deposit arrangements may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In July 2009, the Financial Accounting Standards Board (FASB) launched the FASB Accounting Standards Codification™ as the single source of authoritative nongovernmental U.S. generally accepted accounting principles (GAAP). The Codification is effective for interim and annual periods ending after September 15, 2009. All existing accounting standards documents are superseded as described in FASB Statement No. 168, The FASB Accounting Standards Codification™ and the Hierarchy of Generally Accepted Accounting Principles. All other accounting literature not included in the Codification is nonauthoritative.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the Advisor) is wholly-owned by Calvert Group, Ltd. (Calvert), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly based on the following annual rates of average daily net assets: .40% on the first $2 billion, .375% on the next $5.5 billion, .35% on the next $2.5 billion and .325% over $10 billion. Under the terms of the agreement, $1,216,662 was payable at year end. In addition, $648,853 was payable at year end for operating expenses paid by the Advisor during September 2009.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2010 for Class R and Y. The contractual expense caps are 1.47% and 0.95%, respectively. The Advisor has also contractually agreed to limit net annual fund operating expenses through December 12, 2010 for Class I and Y. The contractual expense caps are 0.84% and 1.09%, respectively. The Class Y shares' cap of 1.09% is for the period beginning February 1, 2010 through December 12, 2010. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly. Classes A, B, C, R and Y shares pay an annual rate of .30% on the first $3 billion, 0.25% on the next $2 billion, and 0.225% over $5 billion of the combined assets of the classes. Class I shares pay an annual rate of .10%, based on their average daily net assets. Under the terms of the agreement, $854,439 was payable at year end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, B, C and R shares, allow the Fund to pay the Distributor for expenses and services associated with the distribution of shares. The expenses paid may not exceed .50%, 1.00%, 1.00% and .75% annually of the Fund's average daily net assets of Class A, B, C and R, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of .25%, 1.00%, 1.00% and .50% of the Fund's average daily net assets of Class A, B, C, and R, respectively. Class I and Y shares do not have Distribution Plan expenses. Under the terms of the agreement, $982,290 was payable at year end.

The Distributor received $123,038 as its portion of commissions charged on sales of the Fund's Class A shares for the year ended September 30, 2009.

Calvert Shareholder Services, Inc. (CSSI), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $748,957 for the year ended September 30, 2009. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent. Under the terms of the agreement, $55,833 was payable at year end.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $32,000 plus up to $1,500 for each Board and Committee meeting attended. Trustee's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than short-term and U.S. government securities, were $2,430,917,664 and $3,812,830,994, respectively. U.S. government security purchases and sales were $25,881,562,961 and $26,019,202,010, respectively.

The cost of investments owned at September 30, 2009 for federal income tax purposes was $4,256,307,879. Net unrealized depreciation aggregated $457,777,424, of which $82,570,981 related to appreciated securities and $540,348,405 related to depreciated -securities.

Net realized capital loss carryforwards for federal income tax purposes of $239,884, $141,901, $336,178, $12,997,968, and $1,783,942 at September 30, 2009 may be utilized to offset future capital gains until expiration in September 2010, September 2013, September 2014, September 2016, and September 2017. The Fund's use of net capital loss carryforwards acquired from Summit Apex Bond Fund may be limited under certain tax provisions.

The Fund intends to elect to defer net capital losses of $253,442,623 incurred from November 1, 2008 through September 30, 2009 and treat them as arising in the fiscal year ending September 30, 2010.

The tax character of dividends and distributions paid during the years ended September 30, 2009 and September 30, 2008 were as follows:
Distributions paid from:	2009	2008
Ordinary income	$179,940,431	$346,536,740
Long term capital gain	13,130,711	51,024,802
Total	$193,071,142	$397,561,542

As of September 30, 2009, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$422,485
Capital loss carryforward	(15,499,873)
Unrealized appreciation (depreciation)	(457,777,424)
Total	($472,854,812)

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These book-tax differences are mainly due to wash sales, interest defaults, and Section 1256 contracts.

Reclassifications, as shown in the table below, have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Fund are asset-backed securities and tax-exempt income.

Undistributed net investment income	($2,928,881)
Accumulated net realized gain (loss)	2,743,181
Paid-in capital	185,700

The Fund may sell or purchase securities to and from other funds managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended September 30, 2009, such purchase and sales transactions were $276,623,406 and $332,773,501, respectively. The realized loss on the sales transactions was $9,953,773.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .15% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2009. For the year ended September 30, 2009, borrowings by the Fund under the Agreement were as follows:
Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$729,100.86%		$31,227,795	March 2009

Note E -- Subsequent Events

In preparing the financial statements as of September 30, 2009, no subsequent events or transactions occurred through November 23, 2009, the date the financial statements were issued, that would have materially impacted the financial statements as presented.

Notice to Shareholders (Unaudited)

For the fiscal year ended September 30, 2009, in order to meet certain requirements of the Internal Revenue Code, we are advising you that the Fund designates $13,130,711 of the long term capital gain distributions paid during the year or the maximum amount allowable but not less than the afore-mentioned amount as capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

Financial Highlights
		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2009	2008 (z)	2007 (z)
Net asset value, beginning	$15.19	$16.72	$16.72
Income from investment operations
Net investment income	.63	.79	.77
Net realized and unrealized gain (loss)	.24	(1.25)	.01
Total from investment operations	.87	(.46)	.78
Distributions from
Net investment income	(.62)	(.79)	(.78)
Net realized gain	(.05)	(.28)	--
Total distributions	(.67)	(1.07)	(.78)
Total increase (decrease) in net asset value	.20	(1.53)	--
Net asset value, ending	$15.39	$15.19	$16.72

Total return*	6.24%	(3.01%)	4.74%
Ratios to average net assets: A
Net investment income	4.45%	4.86%	4.60%
Total expenses	1.24%	1.16%	1.19%
Expenses before offsets	1.24%	1.16%	1.19%
Net expenses	1.23%	1.16%	1.18%
Portfolio turnover	793%	982%	877%
Net assets, ending (in thousands)	$3,041,314	$4,462,549	$5,024,998

	Years Ended
	September 30,	September 30,
Class A Shares	2006	2005
Net asset value, beginning	$17.03	$17.37
Income from investment operations
Net investment income	.75	.57
Net realized and unrealized gain (loss)	(.09)	.09
Total from investment operations	.66	.66
Distributions from
Net investment income	(.75)	(.57)
Net realized gain	(.22)	(.43)
Total distributions	(.97)	(1.00)
Total increase (decrease) in net asset value	(.31)	(.34)
Net asset value, ending	$16.72	$17.03

Total return*	4.02%	3.95%
Ratios to average net assets: A
Net investment income	4.54%	3.36%
Total expenses	1.20%	1.20%
Expenses before offsets	1.20%	1.20%
Net expenses	1.20%	1.19%
Portfolio turnover	578%	742%
Net assets, ending (in thousands)	$3,860,160	$2,976,466

See notes to financial highlights.

Financial Highlights
		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2009	2008 (z)	2007 (z)
Net asset value, beginning	$15.12	$16.68	$16.69
Income from investment operations
Net investment income	.50	.67	.64
Net realized and unrealized gain (loss)	.24	(1.28)	.01
Total from investment operations	.74	(.61)	.65
Distributions from
Net investment income	(.49)	(.67)	(.66)
Net realized gain	(.05)	(.28)	--
Total distributions	(.54)	(.95)	(.66)
Total increase (decrease) in net asset value	.20	(1.56)	(.01)
Net asset value, ending	$15.32	$15.12	$16.68

Total return*	5.33%	(3.89%)	3.94%
Ratios to average net assets: A
Net investment income	3.60%	4.07%	3.82%
Total expenses	2.13%	2.00%	1.96%
Expenses before offsets	2.13%	2.00%	1.96%
Net expenses	2.12%	2.00%	1.95%
Portfolio turnover	793%	982%	877%
Net assets, ending (in thousands)	$59,127	$94,880	$206,805

	Years Ended
	September 30,	September 30,
Class B Shares	2006	2005
Net asset value, beginning	$17.01	$17.35
Income from investment operations
Net investment income	.63	.45
Net realized and unrealized gain (loss)	(.10)	.09
Total from investment operations	.53	.54
Distributions from
Net investment income	(.63)	(.45)
Net realized gain	(.22)	(.43)
Total distributions	(.85)	(.88)
Total increase (decrease) in net asset value	(.32)	(.34)
Net asset value, ending	$16.69	$17.01

Total return*	3.25%	3.22%
Ratios to average net assets: A
Net investment income	3.74%	2.60%
Total expenses	1.95%	1.94%
Expenses before offsets	1.95%	1.94%
Net expenses	1.94%	1.93%
Portfolio turnover	578%	742%
Net assets, ending (in thousands)	$285,301	$346,829

See notes to financial highlights.

Financial Highlights
		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2009	2008 (z)	2007 (z)
Net asset value, beginning	$15.18	$16.71	$16.70
Income from investment operations
Net investment income	.52	.68	.65
Net realized and unrealized gain (loss)	.25	(1.25)	.02
Total from investment operations	.77	(.57)	.67
Distributions from
Net investment income	(.52)	(.68)	(.66)
Net realized gain	(.05)	(.28)	--
Total distributions	(.57)	(.96)	(.66)
Total increase (decrease) in net asset value	.20	(1.53)	.01
Net asset value, ending	$15.38	$15.18	$16.71

Total return*	5.48%	(3.69%)	4.09%
Ratios to average net assets: A
Net investment income	3.74%	4.16%	3.93%
Total expenses	1.93%	1.85%	1.87%
Expenses before offsets	1.93%	1.85%	1.87%
Net expenses	1.93%	1.85%	1.86%
Portfolio turnover	793%	982%	877%
Net assets, ending (in thousands)	$372,838	$478,073	$504,417

	Years Ended
	September 30,	September 30,
Class C Shares	2006	2005
Net asset value, beginning	$17.02	$17.35
Income from investment operations
Net investment income	.63	.45
Net realized and unrealized gain (loss)	(.10)	.10
Total from investment operations	.53	.55
Distributions from
Net investment income	(.63)	(.45)
Net realized gain	(.22)	(.43)
Total distributions	(.85)	(.88)
Total increase (decrease) in net asset value	(.32)	(.33)
Net asset value, ending	$16.70	$17.02

Total return*	3.24%	3.29%
Ratios to average net assets: A
Net investment income	3.86%	2.66%
Total expenses	1.90%	1.91%
Expenses before offsets	1.90%	1.91%
Net expenses	1.89%	1.90%
Portfolio turnover	578%	742%
Net assets, ending (in thousands)	$390,620	$285,889

See notes to financial highlights.

Financial Highlights
		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2009	2008 (z)	2007 (z)
Net asset value, beginning	$15.20	$16.72	$16.70
Income from investment operations
Net investment income	.72	.89	.87
Net realized and unrealized gain (loss)	.24	(1.24)	.01
Total from investment operations	.96	(.35)	.88
Distributions from
Net investment income	(.71)	(.89)	(.86)
Net realized gain	(.05)	(.28)	--
Total distributions	(.76)	(1.17)	(.86)
Total increase (decrease) in net asset value	.20	(1.52)	.02
Net asset value, ending	$15.40	$15.20	$16.72

Total return*	6.94%	(2.36%)	5.40%
Ratios to average net assets: A
Net investment income	5.14%	5.47%	5.24%
Total expenses	.55%	.53%	.55%
Expenses before offsets	.55%	.53%	.55%
Net expenses	.55%	.53%	.54%
Portfolio turnover	793%	982%	877%
Net assets, ending (in thousands)	$307,978	$355,103	$312,520

	Years Ended
	September 30,	September 30,
Class I Shares	2006	2005
Net asset value, beginning	$17.02	$17.36
Income from investment operations
Net investment income	.85	.69
Net realized and unrealized gain (loss)	(.10)	.09
Total from investment operations	.75	.78
Distributions from
Net investment income	(.85)	(.69)
Net realized gain	(.22)	(.43)
Total distributions	(1.07)	(1.12)
Total increase (decrease) in net asset value	(.32)	(.34)
Net asset value, ending	$16.70	$17.02

Total return*	4.65%	4.66%
Ratios to average net assets: A
Net investment income	5.18%	3.98%
Total expenses	.56%	.55%
Expenses before offsets	.56%	.55%
Net expenses	.55%	.55%
Portfolio turnover	578%	742%
Net assets, ending (in thousands)	$76,362	$62,013

See notes to financial highlights.

Financial Highlights
	Periods Ended
	September 30,	September 30,	September 30,
Class R Shares	2009	2008 (z)	2007 #(z)
Net asset value, beginning	$15.25	$16.75	$16.78
Income from investment operations
Net investment income	.58	.71	.51
Net realized and unrealized gain (loss)	.27	(1.23)	.09
Total from investment operations	.85	(.52)	.60
Distributions from
Net investment income	(.57)	(.70)	(.63)
Net realized gain	(.05)	(.28)	--
Total distributions	(.62)	(.98)	(.63)
Total increase (decrease) in net asset value	.23	(1.50)	(.03)
Net asset value, ending	$15.48	$15.25	$16.75

Total return*	6.05%	(3.33%)	3.66%
Ratios to average net assets: A
Net investment income	4.06%	4.44%	4.41% (a)
Total expenses	1.51%	1.78%	10.44% (a)
Expenses before offsets	1.48%	1.47%	1.48% (a)
Net expenses	1.47%	1.47%	1.47% (a)
Portfolio turnover	793%	982%	814%
Net assets, ending (in thousands)	$11,571	$6,179	$1,304

See notes to financial highlights.

Financial Highlights
	Periods Ended
	September 30,	September 30,
Class Y Shares	2009	2008 ## (z)
Net asset value, beginning	$15.29	$16.38
Income from investment operations
Net investment income	.67	.31
Net realized and unrealized gain (loss)	.27	(1.02)
Total from investment operations	.94	(.71)
Distributions from
Net investment income	(.65)	(.38)
Net realized gain	(.05)	--
Total distributions	(.70)	(.38)
Total increase (decrease) in net asset value	.24	(1.09)
Net asset value, ending	$15.53	$15.29

Total return*	6.73%	(4.41%)
Ratios to average net assets: A
Net investment income	4.71%	4.48% (a)
Total expenses	.84%	2.34% (a)
Expenses before offsets	.84%	.90% (a)
Net expenses	.83%	.90% (a)
Portfolio turnover	793%	529%
Net assets, ending (in thousands)	$19,351	$10,481

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

# From October 31, 2006, inception.

## From February 29, 2008, inception.

(a) Annualized.

(z) Per share figures are calculated using the Average Shares Method.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date -values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustee and Officer Information Table
Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT TRUSTEES/DIRECTORS
RICHARD L. BAIRD, JR. AGE: 61	Trustee/ Director	1976 (CTFR - 1980) (CMF - 1992)	President and CEO of Adagio Health Inc. (formerly Family Health Council, Inc.) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	29
DOUGLAS E. FELDMAN, M.D. AGE: 61	Trustee/ Director	1982 (CMF - 1992)	Managing partner of Feldman Otolaryngology, Head and Neck Surgery in Washington, D.C. A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	12
JOHN G. GUFFEY, JR. AGE: 61	Trustee/ Director	1976 (CTFR - 1980) (CMF - 1992)	Treasurer and Director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003) and President of Aurora Press Inc., a privately held publisher of trade paperbacks.	29	Ariel Funds (3) Calvert Social Investment Foundation Calvert Ventures, LLC
M. CHARITO KRUVANT AGE: 63	Trustee/ Director	1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	37	Acacia Federal Savings Bank Summit Foundation The Community Foundation for the National Capital Region
ARTHUR J. PUGH AGE: 72	Trustee/ Director	1982 (CMF - 1992)	Retired executive.	37	Acacia Federal Savings Bank
INTERESTED TRUSTEES/DIRECTORS
BARBARA J. KRUMSIEK AGE: 57	Trustee/ Director & President	1997	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	54	Calvert Social Investment Foundation Pepco Holdings, Inc. Acacia Life Insurance Company (Chair)
DAVID R. ROCHAT AGE: 71	Trustee/ Director & Senior Vice President	1980 (CMF - 1992)	Executive Vice President of Calvert Asset Management Company, Inc. (prior to 2008) and Director and President of Chelsea Securities, Inc.	12	Government Scientific Source, Inc. Chelsea Securities, Inc. Vermont Quality Meats
D. WAYNE SILBY, Esq. AGE: 61	Trustee/ Director & Chair	1976 (CTFR - 1980) (CMF - 1992)	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003).	29	UNIFI Mutual Holding Company Calvert Social Investment Foundation Grameen Foundation USA Studio School Fund Syntao.com China The ICE Organization
OFFICERS
KAREN BECKER AGE: 56	Chief Compliance Officer	2005

Chief Compliance Officer for the Calvert Funds. In March 2009, Ms. Becker also became Head of the Securities Operations Department for Calvert Asset Management Company, Inc. Prior to 2005, Ms. Becker was Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.

SUSAN WALKER BENDER, Esq. AGE: 50	Assistant Vice President & Assistant Secretary	1988 (CMF - 1992)	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
JENNIFER BERG AGE: 36	Assistant Fund Controller	2009	Fund Administration Manager for Calvert Group Ltd.
THOMAS DAILEY AGE: 45	Vice President	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	1996	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Group, Ltd., and Chief Compliance Officer for Calvert Asset Management Company, Inc. and Calvert Distributors, Inc.
TRACI L. GOLDT AGE: 35	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 59	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 44	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, Esq. AGE: 39	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 52	Assistant Secretary	2007	Assistant Secretary and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	2007

Assistant Vice President, Assistant Secretary, and Associate Counsel Compliance Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 57	Assistant Vice President & Assistant Secretary	2005	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
ANDREW K. NIEBLER, Esq. AGE: 42	Assistant Vice President & Assistant Secretary	2006	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Group, Ltd. Prior to joining Calvert, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton LLP.
CATHERINE P. ROY AGE: 53	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 62	Vice President & Secretary	1990 (CMF - 1992)	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 41	Vice President	2008

Senior Vice President of Calvert Asset Management Company, Inc., and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

RONALD M. WOLFSHEIMER, CPA AGE: 57	Treasurer	1979 (CTFR - 1980) (CMF - 1992)	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.
MICHAEL V. YUHAS JR., CPA AGE: 48	Fund Controller	1999	Vice President of Fund Administration of Calvert Group, Ltd.

The address of Directors/Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates and a director of its parent companies. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor. Mr. Rochat is an interested person of the Fund since he was an officer of the Fund's advisor.

Additional information about the Fund's Directors/Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

To Open an Account
800-368-2748

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(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Calvert Income Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Calvert's Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
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CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
Government Fund
Short-Term Government Fund
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Equity Funds
CSIF Enhanced Equity Portfolio
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Small Cap Value Fund
Mid Cap Value Fund
Global Alternative Energy Fund
Global Water Fund
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Balanced and Asset
Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
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

Calvert Short Duration Income Fund

Annual Report

September 30, 2009

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4	President's Letter
8	Portfolio Management Discussion
13	Shareholder Expense Example
15	Report of Independent Registered Public Accounting Firm
16	Statement of Net Assets
29	Statement of Operations
30	Statements of Changes in Net Assets
32	Notes to Financial Statements
40	Financial Highlights
44	Explanation of Financial Tables
46	Proxy Voting and Availability of Quarterly Portfolio Holdings
47	Director and Officer Information Table

Dear Shareholder:

The watershed financial and economic events of the past 12 months have tested the resilience of the global markets and investors in an unprecedented fashion, and we are likely to see changes in the structure and regulation of financial institutions and the markets for years to come. It was a time period full of dramatic reversals, where investor sentiment shifted from acute fear to cautious optimism and the financial markets moved from the brink of near collapse to rebound strongly in many sectors. Despite these positive trends, we share the concerns of many market analysts that the markets may have risen "too far too fast," as worries persist about a weak economy, jobless recovery, and the housing and credit markets.

The year began with markets worldwide moving lower in response to the burgeoning credit crisis and continued global economic malaise. In the U.S., investors abandoned any type of investment perceived to have credit or liquidity risk, instead favoring Treasuries, CDs, and money market funds, despite their low yields. Cash invested in money-market funds ballooned to $3.92 trillion in January 2009 from $2.91 trillion when stocks peaked in October 2007.1

By late March, however, things began to turn around. Investors gained confidence, encouraged by the "green shoots" in newly released economic data and the perceived success of U.S. government stimulus and monetary policies. This, combined with renewed confidence in the soundness of the U.S. banking system following the government's "stress tests," helped fuel a rally in stocks, commodities, and many sectors of the bond market.

Fixed-Income Markets Move Higher

Early in 2009, investors began to slowly regain confidence in the non-Treasury sectors of the fixed-income market, including high-yield and investment-grade corporate bonds, which saw record levels of new issuance. By the end of June, investors had increasingly abandoned the "safe haven" areas of the market in search of higher yield and total return potential. These trends continued throughout the summer, with corporate bond prices rallying across the maturity and credit-quality spectrum. By September 30, high-yield and investment-grade corporate bonds had rebounded strongly from their 2008 lows, while Treasuries slumped.

Expertise in Fixed-Income Management

This shifting market scenario presented both challenges and opportunities for Calvert's fixed-income funds and management team. Overall, our taxable bond funds avoided the vast majority of subprime-related defaults that plagued some competing funds during the 12-month period. Of course, our funds were not immune to the unprecedented bond-market volatility, and several had short-term challenges.

Calvert's taxable fixed-income investment team, led by Greg Habeeb, Calvert Senior Vice President, uses a rigorous relative-value investment process to evaluate potential investments in any type of market cycle. Notably, several of our taxable fixed-income funds outperformed their Lipper peer groups for the reporting period. Among our short-term bond funds, Calvert Ultra-Short Income Fund placed in the top 10% and Calvert Short Duration Income Fund placed in the top 15% of their respective Lipper categories. At the other end of the maturity spectrum, Calvert Long-Term Income Fund placed in the top 30% of its Lipper category.2

Challenges Ahead for Global Markets, Economy

Although the stress that has gripped our global economies and markets since last September after the failure of Lehman Brothers has eased--and a measure of investor confidence has clearly been restored--we are far from being "out of the woods." On the positive side, many key economic indicators, such as housing and unemployment, appear to have bottomed and may be stabilizing. In our view, however, global market volatility and uneven economic recovery are likely to continue as the root causes of the credit crisis and financial reforms continue to be unwound and addressed.

Internationally, the nations at the September G-20 summit met to enact changes to international economic policies that will promote "sustainable and balanced growth" among both developed and emerging countries. On the home front, the government is grappling with credit-rating agency reform, banking reform, and the roles of the Federal Reserve and itself in the oversight of financial institutions and the markets, among many critical issues. In our view, over time, these efforts may work to redress some of the systemic imbalances revealed in our global financial system, providing additional stability to the economy and markets.

Looking ahead, we believe there will continue to be important opportunities for bond investors across a wide range of sectors and maturities. In this still-volatile environment, a flexible investment strategy, combined with rigorous credit research and security selection--all key features of Calvert's fixed-income management strategy--will be especially vital portfolio management tools.

Stay Current with Your Financial Advisor

The financial markets will probably continue to be volatile for the foreseeable future. If you're concerned about your current portfolio holdings and how to navigate the current market environment, talk with your financial advisor about whether your allocation to bonds is appropriate and well-diversified given your goals, time horizon, and attitude toward risk.

We also encourage you to visit our newly enhanced web site, www.calvert.com, for frequent updates and commentary on economic and market developments from Calvert professionals.

As always, we appreciate your investing with Calvert.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
October 2009

For more complete information on any Calvert Fund, call your advisor or visit our website for a prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

Past performance is no guarantee of future results. Please keep in mind investment in mutual funds involves risk, including possible loss of principal invested.

1. "Time to Reassess if Stocks Can Gain More," Wall Street Journal, September 8, 2009, citing Investment Company Institute data.

2. As of 9/30/09: Calvert Ultra-Short Income Fund was ranked 2/69 funds for one year and 1/62 funds for the since-inception period in the Lipper Ultra-Short Obligations Funds category. Calvert Short Duration Income Fund was ranked 28/256 funds for one year, 10/208 funds for three years, 1/177 funds for five years, and 1/121 funds for the since-inception period in the Lipper Short Investment Grade Debt Funds category. Calvert Long-Term Income Fund was ranked 43/148 funds for one year, 2/122 funds for three years, and 1/103 funds for the since-inception period in the Lipper Corporate Debt Funds BBB Rated category.

The inception date for Calvert Short Duration Income Fund is 1/31/02; for Calvert Ultra-Short Income Fund is 10/31/06; and for Calvert Long-Term Income Fund is 12/31/04. During the ranking periods, all three funds benefited from a fee waiver, which had a material effect on total return.

Calvert Fund rankings within Lipper peer groups for the periods ended September 30, 2009.Past performance is no guarantee of future results. Lipper rankings are based on total returns. The returns assume reinvestment of dividends and capital gains but exclude the effects of any applicable sales loads. The Lipper ranking is for Class A shares, and the ranking may include more than one share class of funds in the category, including other share classes of the Fund. Rankings are relative peer group ratings and do not necessarily mean that the Fund had high total returns.

Source: Lipper, Inc.

Bond funds are subject to interest rate risk. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities.

Portfolio Management Discussion

Gregory Habeeb
Senior Vice President and Senior Portfolio Manager of Calvert Asset Management Company

Performance

For the 12 months ended September 30, 2009, Calvert Short Duration Income Fund Class A shares (at NAV) returned 9.27% versus 14.06% for the benchmark Barclays Capital 1-5 Year U.S. Credit Index. Markdowns in the values of several securities during the fourth quarter of 2008, when the credit crisis was at its height, were the primary drivers of the Fund's relative underperformance for the reporting period. The prices of many of these securities rallied as the market improved during 2009.

* Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 2.75% front-end sales charge or any deferred sales charge.

** Source: Lipper Analytical Services, Inc.

Portfolio Statistics
September 30, 2009
Investment Performance
(total return at NAV*)
	6 Months ended 9/30/09	12 Months ended 9/30/09
Class A	8.80%	9.27%
Class C	8.35%	8.37%
Class I	9.05%	9.68%
Class Y	8.85%	9.35%
Barclays Capital 1-5 Year U.S. Credit Index**	10.60%	14.06%
Lipper Short Investment Grade Debt Funds Avg.	7.09%	5.13%

Maturity Schedule
	Weighted Average
	9/30/09	9/30/08
	5 years	4 years

SEC Yields
	30 days ended
	9/30/09	9/30/08
Class A	2.06%	3.78%
Class C	1.35%	3.07%
Class I	2.54%	4.23%
Class Y	2.31%	4.04%

Portfolio Statistics
September 30, 2009
Average Annual Total Returns
(with max. load)
Class A Shares
One year	6.23%
Five year	4.38%
Since inception	5.78%

(1/31/02)

Class C Shares
One year	7.37%
Five year	4.11%
Since inception	4.55%
(10/1/02)

Portfolio Statistics
September 30, 2009
Average Annual Total Returns
Class I Shares*
One year	9.68%
Five year	5.33%
Since inception	6.25%
(2/26/02)
Class Y Shares**
One year	9.35%
Five year	5.01%
Since inception	6.20%
(1/31/02)

*Note Regarding Class I Shares Total Returns: There were times during the reporting period when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used during the period November 7, 2005 through April 21, 2006.

** Calvert Short Duration Income Fund first offered Class Y shares beginning on February 29, 2008. Performance prior to February 29, 2008 reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been different.

The performance data shown represents past performance, does not guarantee future results, and does not reflect the deduction of taxes that a shareholder would pay on the Fund's/Portfolio's distributions or the redemption of Fund/Portfolio shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com for current performance data.  The gross expense ratio for Class A shares is 1.17%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects deduction of fund operating expenses.

Performance Comparison
Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics above and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 2.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another Class of shares would be different.

*Source: Lipper Analytical Services, Inc.

Investment Climate

One year ago, markets were shaken by one of the greatest panics in U.S. financial history. The panic further damaged the sputtering engine of credit creation that powers the American economy, causing the U.S. to drop deeper into recession. During the past 12 months, outstanding bank loans fell by 4%,1 gross domestic product (GDP) contracted by an estimated 3% (its worst performance in more than 50 years),2 and the U.S. dollar fell by about 1.9% against an index of other major currencies.3

The U.S. government's multi-trillion dollar monetary and fiscal policy response quelled the panic, after several attempts, and helped to improve credit and economic conditions. The American economy, which hit bottom in the spring, is expected to grow during the next several quarters. However, the projected pace of economic growth is subdued relative to past recoveries and quite dependent on stimulative monetary and fiscal policies.

Actions taken by the U.S. government to support the economy and financial markets required a massive increase in borrowing by the U.S. Treasury. Consequently, U.S. Treasury bond yields increased sharply early in 2009. Higher yields, and little evidence of inflation, whetted international investors' and U.S. households' appetite for U.S. Treasuries, and yields retreated as demand increased. Over the full reporting period, the benchmark 10-year U.S. Treasury note's yield fell 0.55 percentage points to
3.30%,4 and U.S. Treasury bill yields dropped toward the federal funds rate (which is currently near zero). The three-month U.S. Treasury bill yield fell 0.81 percentage points to 0.11%.

Portfolio Strategy

The Fund's relative underperformance can be primarily attributed to the markdowns on several holdings during the fourth quarter of 2008. Nearly 3% of the Fund was invested in bonds issued by banks that were nationalized by the Icelandic government in early October 2008. This caused their valuations to fall close to zero during the fourth quarter. Several Tier 1 capital notes, which are issued by banks to boost their regulatory capital, also were marked down during the period and negatively impacted returns. Many of these issues recovered much of their value during 2009, which helped the Fund make up some lost ground.

In 2009, relative to the benchmark the Fund was underweight the corporate bond sector, which began to rally during the second quarter. In addition, its relatively short duration during a period when interest rates fell significantly detracted from performance. Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the change in price relative to interest-rate movements.

Over the full reporting period, active trading strategies made positive contributions to the Fund's performance.

Outlook

Government policies were successful in sharply lowering U.S. interest rates and credit risk premiums (the amount of additional yield required to attract investors to bonds that are perceived to have greater credit risk), which helped set the stage for economic recovery. However, deleveraging by financial institutions and American households remains a considerable obstacle to economic growth. We expect the Federal Reserve to maintain its
Economic Sectors	% of total investments
Asset Backed Securities	5.3%
Basic Materials	4.3%
Communications	1.2%
Consumer, Cyclical	1.1%
Consumer, Non-cyclical	3.9%
Diversified	1.2%
Energy	5.4%
Financials	32.6%
Government	11.6%
Industrials	4.7%
Insurance	0.1%
Mortgage Securities	4.4%
Technology	1.0%
Time Deposit	19.8%
Utilities	3.4%
Total	100%

current monetary and credit policies well into 2010 while crafting an exit strategy that will attempt to limit inflation. The Federal Reserve's ability to correctly gauge the timing and size of stimulus policy removal will influence inflation expectations and, therefore, bond market performance.

Credit risk premiums have compressed significantly in recent months, reflecting investors' growing comfort with taking on additional risk as the economy recovers. If the economic recovery gains strength, we will be sensitive to changes in inflation expectations at a time when the government has record-high borrowing needs.

Calvert Short Duration Income Fund remains an important tool for investors who are concerned about preserving principal while pursuing some income. When interest rates are generally low and markets are volatile, short-term bonds offer greater return potential than cash--along with some additional risk--and generally greater price stability than longer-term bond options. This can help protect investors should interest rates increase and bond prices move lower.

October 2009

1. Federal Reserve

2. U.S. Department of Commerce

3. Federal Reserve

4. Federal Reserve and Bloomberg

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2009 to September 30, 2009).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value 4/1/09	Ending Account Value 9/30/09	Expenses Paid During Period* 4/1/09 - 9/30/09
Class A
Actual	$1,000.00	$1,088.00	$5.65
Hypothetical	$1,000.00	$1,019.65	$5.47
(5% return per year before expenses)

Class C
Actual	$1,000.00	$1,083.50	$9.61
Hypothetical	$1,000.00	$1,015.85	$9.29
(5% return per year before expenses)

Class I
Actual	$1,000.00	$1,090.50	$3.07
Hypothetical	$1,000.00	$1,022.13	$2.97
(5% return per year before expenses)

Class Y
Actual	$1,000.00	$1,088.50	$4.56
Hypothetical	$1,000.00	$1,020.70	$4.41
(5% return per year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.08%, 1.84%, 0.59%, and 0.87% for Class A, Class C, Class I, and Class Y, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Report of Independent Registered Public Accounting Firm

The Board of Trustees of the Calvert Fund and Shareholders of Calvert Short Duration Income Fund:

We have audited the accompanying statement of net assets of the Calvert Short Duration Income Fund (the Fund), a series of the The Calvert Fund, as of September 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Short Duration Income Fund as of September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Philadelphia, Pennsylvania
November 23, 2009

Statement of Net Assets
September 30, 2009
	Principal
Asset Backed Securities - 5.3%	Amount	Value
ACLC Business Loan Receivables Trust, 0.893%, 10/15/21 (e)(r)	$156,610	$149,481
AmeriCredit Automobile Receivables Trust:
5.20%, 3/6/11	32,319	32,309
3.43%, 7/6/11	494,868	498,156
5.21%, 10/6/11	167,190	167,199
2.004%, 1/12/12 (r)	3,680,880	3,686,728
4.47%, 1/12/12	570,277	572,798
0.334%, 5/6/12 (r)	1,044,487	1,023,266
4.63%, 6/6/12	2,602,037	2,625,337
0.904%, 7/6/12 (r)	1,164,556	1,160,032
5.49%, 7/6/12	291,139	296,122
5.02%, 11/6/12	5,290,321	5,332,854
AmeriCredit Prime Automobile Receivable Trust, 5.27%, 11/8/11	1,872,246	1,887,036
Capital Auto Receivables Asset Trust:
0.303%, 7/15/10 (r)	1,045,135	1,044,508
0.343%, 2/15/11 (r)	10,370,000	10,313,970
5.00%, 4/15/11	542,741	549,471
4.98%, 5/15/11	1,579,790	1,603,394
0.943%, 11/15/11 (r)	9,055,000	9,074,066
Capital One Auto Finance Trust:
5.25%, 8/15/11	185,416	186,109
0.283%, 10/15/12 (r)	3,037,286	2,921,182
Captec Franchise Trust, 8.155%, 6/15/13 (r)	1,121,918	969,292
Carmax Auto Owner Trust, 0.943%, 4/15/11 (r)	1,960,486	1,960,836
Countrywide Asset-Backed Certificates, 0.696%, 11/25/34 (r)	132,657	96,451
Daimler Chrysler Auto Trust:
5.01%, 1/8/11	5,677,487	5,710,979
4.98%, 2/8/11	1,661,505	1,673,998
4.42%, 10/8/11	3,034,173	3,035,098
4.98%, 11/8/11	4,615,479	4,682,797
0.934%, 2/8/12 (r)	500,000	501,050
DB Master Finance LLC, 5.779%, 6/20/31 (e)	17,600,000	16,600,496
Enterprise Mortgage Acceptance Co. LLC, 7.058%, 1/15/27 (e)(r)	7,882,770	3,941,385
FMAC Loan Receivables Trust:
1.58%, 11/15/18 (e)(r)(u)	10,669,244	146,702
0.687%, 4/15/19 (e)(r)	13,954,602	444,803
Ford Credit Auto Owner Trust:
0.843%, 7/15/10 (r)	175,379	175,390
5.16%, 11/15/10	1,871,099	1,876,333
5.07%, 12/15/10	1,126,810	1,134,184
1.143%, 1/15/11 (r)	365,442	365,767
GS Auto Loan Trust:
5.39%, 12/15/11	6,465,253	6,584,503
4.56%, 11/15/13	1,020,317	1,021,308
Harley-Davidson Motorcycle Trust, 1.143%, 11/15/11 (r)	416,520	416,847

	Principal
Asset Backed Securities - Cont'd	Amount	Value
Household Automotive Trust:
5.61%, 8/17/11	$1,090,886	$1,100,455
5.28%, 9/17/11	992,701	1,002,915
4.94%, 11/19/12	1,711,659	1,760,116
Triad Auto Receivables Owner Trust:
5.28%, 2/13/12	735,589	737,303
4.42%, 4/12/13	1,568,058	1,547,176
4.88%, 4/12/13	10,884,084	11,124,674
Wachovia Auto Owner Trust, 5.38%, 3/20/13	2,614,715	2,668,692

Total Asset-Backed Securities (Cost $111,062,617)		114,403,568

Collateralized Mortgage-Backed
Obligations (Privately Originated) - 3.2%
American Home Mortgage Assets:
0.436%, 10/25/46 (r)	7,545,267	3,578,625
0.456%, 12/25/46 (r)	10,056,125	4,746,630
Banc of America Mortgage Securities, Inc., 6.25%, 10/25/36	2,521,529	349,800
Bella Vista Mortgage Trust, 0.496%, 5/20/45 (r)	23,879	10,606
Chase Funding Mortgage Loan, 4.045%, 5/25/33 (r)	812,126	800,418
Chase Mortgage Finance Corp., 5.237%, 12/25/35 (r)	965,394	866,860
CS First Boston Mortgage Securities Corp.:
4.508%, 12/25/33 (r)	2,582,171	1,220,152
5.25%, 12/25/35	3,311,539	2,890,004
GMAC Mortgage Corp Loan Trust, 5.50%, 10/25/33	4,190,000	4,008,048
Impac CMB Trust:
0.886%, 9/25/34 (r)	80,251	52,102
0.986%, 11/25/34 (r)	58,925	38,825
0.506%, 4/25/35 (r)	734,445	425,249
0.556%, 4/25/35 (r)	251,522	74,211
0.516%, 5/25/35 (r)	3,295,049	1,764,703
0.566%, 8/25/35 (r)	558,521	284,357
0.496%, 10/25/35 (r)	2,413,294	1,033,092
JP Morgan Mortgage Trust, 5.294%, 7/25/35 (r)	14,799,672	13,732,228
MASTR Adjustable Rate Mortgages Trust, 0.626%, 11/25/34 (r)	2,191	2,180
MASTR Alternative Loans Trust, 6.25%, 7/25/36	4,599,370	2,325,007
Merrill Lynch Mortgage Investors, Inc., 5.15%, 12/25/35 (r)	16,014,516	15,631,870
Residential Accredit Loans, Inc.:
0.229%, 5/25/19 (r)	62,161,335	311,571
6.00%, 12/25/35	4,214,999	3,048,618
Residential Asset Securitization Trust, 6.25%, 11/25/36	1,904,657	1,231,587
Structured Asset Mortgage Investments, Inc.:
0.436%, 9/25/36 (r)	4,451,866	2,058,801
0.426%, 7/25/46 (r)	1,178,688	553,188
Structured Asset Securities Corp., 5.00%, 6/25/35	9,823,015	8,571,097
WaMu Mortgage Pass Through Certificates, 2.301%, 4/25/44 (r)	13,262	7,156

Collateralized Mortgage-Backed	Principal
Obligations (Privately Originated) - Cont'd	Amount	Value
Wells Fargo Mortgage Backed Securities Trust, Class 1A10,
0.193%, 10/25/36	$56,287,981	$175,900

Total Collateralized Mortgage-Backed Obligations
(Privately Originated) (Cost $74,332,238)		69,792,885

Commercial Mortgage-Backed Securities - 1.1%
American Tower Trust, 0.433%, 4/15/37 (e)(r)	1,100,000	871,723
Banc of America Commercial Mortgage, Inc., 5.449%, 1/15/49	3,000,000	2,899,660
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.205%,
12/11/49	7,875,000	7,837,942
Cobalt CMBS Commercial Mortgage Trust, 5.935%, 5/15/46 (r)	4,000,000	4,027,391
Crown Castle Towers LLC:
4.643%, 6/15/35 (e)	4,000,000	4,013,889
5.245%, 11/15/36 (e)	2,720,000	2,719,144
5.362%, 11/15/36 (e)	1,210,000	1,212,452

Total Commercial Mortgage-Backed Securities (Cost $22,844,445)	23,582,201

Corporate Bonds - 56.3%
Alcoa, Inc., 6.00%, 7/15/13	2,000,000	2,088,348
Alliance Mortgage Investments:
12.61%, 6/1/10 (b)(r)(x)*	385,345	-
15.36%, 12/1/10 (b)(r)(x)*	259,801	-
American Express Centurion Bank:
0.306%, 3/23/10 (r)	6,450,000	6,427,659
0.324%, 7/13/10 (r)	1,840,000	1,822,778
American Honda Finance Corp., 1.042%, 6/20/11 (e)(r)	11,900,000	11,728,284
Anadarko Finance Co., 6.75%, 5/1/11	5,000,000	5,325,912
Anadarko Petroleum Corp.:
7.625%, 3/15/14	8,000,000	9,132,299
5.75%, 6/15/14	2,000,000	2,152,085
Analog Devices, Inc., 5.00%, 7/1/14	5,000,000	5,267,109
Anglo American Capital plc:
9.375%, 4/8/14 (e)	10,000,000	11,852,587
9.375%, 4/8/19 (e)	2,000,000	2,457,712
Anheuser-Busch InBev Worldwide, Inc.:
7.75%, 1/15/19 (e)	1,000,000	1,184,155
6.875%, 11/15/19 (e)	3,000,000	3,411,585
APL Ltd., 8.00%, 1/15/24	150,000	122,625
ArcelorMittal:
5.375%, 6/1/13	8,885,000	9,167,662
6.50%, 4/15/14	8,125,000	8,477,139
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (b)(e)(p)*	350,000	3,500
BAC Capital Trust XV, 1.161%, 6/1/56 (b)(r)	57,190,000	31,740,450
BAE Systems Asset Trust, 6.664%, 9/15/13 (b)(e)	22,818,026	23,958,928
Bank of America Corp., 0.791%, 4/30/12 (r)	18,470,000	18,614,325
Bank Boston Capital Trust III, 1.049%, 6/15/27 (r)	1,450,000	791,493

	Principal
Corporate Bonds - Cont'd	Amount	Value
Barclays Bank plc:
5.20%, 7/10/14	$4,000,000	$4,214,894
5.00%, 9/22/16	2,000,000	2,013,769
Bear Stearns Co.'s, Inc.:
0.497%, 2/23/10 (r)	3,425,000	3,425,473
5.30%, 10/30/15	10,000,000	10,561,544
Belvoir Land LLC, 5.35%, 12/15/25 (e)	2,000,000	1,587,200
Bemis Co., Inc., 5.65%, 8/1/14	2,000,000	2,133,579
Berkshire Hathaway Finance Corp., 4.00%, 4/15/12	15,000,000	15,725,730
BNSF Funding Trust I, 6.613% to 1/15/26, floating rate
thereafter to 12/15/55 (r)	8,559,000	7,959,870
BP Capital Markets plc, 1.293%, 3/17/11 (r)	4,900,000	4,974,470
C5 Capital SPV Ltd., 6.196% to 12/31/11, floating rate thereafter
to 12/31/49 (e)(r)	3,500,000	2,611,875
C8 Capital SPV Ltd., 6.64% to 12/31/14, floating rate thereafter
to 12/31/49 (e)(r)	10,650,000	8,173,875
Capital One Bank, 8.80%, 7/15/19	4,000,000	4,622,841
Capital One Capital V, 10.25%, 8/15/39	1,500,000	1,667,162
Cardinal Health, Inc., 0.865%, 10/2/09 (r)	1,000,000	1,000,003
CareFusion Corp.:
4.125%, 8/1/12 (e)	2,000,000	2,055,084
5.125%, 8/1/14 (e)	2,000,000	2,085,390
Cargill, Inc.:
1.754%, 1/21/11 (e)(r)	10,000,000	9,983,050
5.60%, 9/15/12 (e)	3,000,000	3,194,940
Caterpillar Financial Services Corp.:
0.588%, 10/9/09 (r)	1,250,000	1,250,028
0.914%, 2/8/10 (r)	4,950,000	4,956,908
5.85%, 9/1/17	3,000,000	3,199,172
Cenovus Energy, Inc., 4.50%, 9/15/14 (e)	2,000,000	2,049,817
Chase Capital II, 0.983%, 2/1/27 (r)	3,282,000	2,202,078
Chase Capital VI, 1.108%, 8/1/28 (b)(r)	1,500,000	957,631
Chesapeake Energy Corp., 7.625%, 7/15/13	19,600,000	19,551,000
Chevron Phillips Chemical Co. LLC, 7.00%, 6/15/14 (e)	1,000,000	1,105,966
CIT Group, Inc., 12.00%, 12/18/18 (e)	1,000,000	300,000
Citibank:
0.68%, 7/12/11 (r)	4,875,000	4,880,215
0.498%, 5/7/12 (r)	5,550,000	5,553,878
Citigroup Funding, Inc.:
1.518%, 5/7/10 (r)	4,500,000	4,503,440
0.821%, 4/30/12 (r)	15,000,000	15,124,875
0.73%, 7/12/12 (r)	8,500,000	8,514,577
Citigroup, Inc.:
0.313%, 12/28/09 (r)	4,750,000	4,742,880
0.519%, 5/18/11 (r)	2,900,000	2,828,535
5.50%, 4/11/13	4,000,000	4,100,972
6.375%, 8/12/14	7,000,000	7,260,089
6.00%, 8/15/17	700,000	701,722
Columbia University, 6.83%, 12/15/20	370,968	409,816

	Principal
Corporate Bonds - Cont'd	Amount	Value
Compass Bancshares, Inc., 1.138%, 10/9/09 (e)(r)	$3,000,000	$2,999,949
Credit Agricole SA, 6.637% to 5/31/17, floating rate thereafter
to 5/29/49 (e)(r)	1,000,000	725,000
CVS Caremark Corp., 6.302% to 6/1/12, floating rate thereafter
to 6/1/37 (r)	2,000,000	1,710,000
Deutsche Bank Capital Trust, 2.398%, 12/29/49 (b)(r)	2,600,000	1,664,000
Dexia Credit Local, 0.939%, 9/23/11 (e)(r)	2,400,000	2,423,350
Dexus Finance Property Ltd., 7.125%, 10/15/14 (e)	11,000,000	10,981,217
Dime Community Bancshares, Inc., 9.25%, 5/1/10 (e)	1,000,000	993,702
Discover Financial Services, 0.83%, 6/11/10 (r)	7,636,000	7,466,183
Dominion Resources, Inc.:
1.343%, 6/17/10 (r)	10,000,000	10,054,021
8.875%, 1/15/19	2,500,000	3,162,998
6.30% to 9/30/11, floating rate thereafter to 9/30/66 (r)	4,000,000	3,160,780
Dow Chemical Co.:
2.718%, 8/8/11 (r)	9,500,000	9,642,643
5.90%, 2/15/15	10,000,000	10,248,921
Enterprise Products Operating LLC:
4.60%, 8/1/12	3,930,000	4,091,337
9.75%, 1/31/14	12,500,000	15,015,554
Enterprise Products Operating LP, 7.034% to 1/15/18, floating
rate thereafter to 1/15/68 (r)	5,000,000	4,375,000
Express Scripts, Inc., 5.25%, 6/15/12	5,000,000	5,299,984
FMG Finance Pty Ltd., 4.361%, 9/1/11 (e)(r)	33,794,000	34,131,940
Ford Motor Credit Co. LLC:
7.375%, 10/28/09	3,500,000	3,500,000
2.079%, 1/15/10 (r)	9,300,000	9,195,375
3.26%, 1/13/12 (r)	16,800,000	15,120,000
Fortune Brands, Inc., 5.125%, 1/15/11	5,250,000	5,408,977
General Electric Capital Corp., 0.614%, 6/8/12 (r)	4,830,000	4,867,404
General Motors Corp.:
8.25%, 7/15/23 (kk)	13,316,000	2,030,690
8.375%, 7/15/33 (nn)	1,500,000	240,000
Glitnir Banki HF:
2.95%, 10/15/08 (b)(y)(oo)*	10,440,000	2,505,600
3.046%, 4/20/10 (e)(r)(y)(aa)*	10,830,000	2,653,350
4.75%, 10/15/10 (e)(y)(bb)*	1,000,000	245,000
3.226%, 1/21/11 (e)(r)(y)(cc)*	1,000,000	245,000
0.33%, 7/28/11 (e)(y)(dd)*	180,000	44,100
GMAC LLC, 0.292%, 12/19/12 (r)	3,360,000	3,356,775
Goldman Sachs Group, Inc.:
0.52%, 11/16/09 (r)	12,000,000	11,999,759
0.326%, 12/23/09 (r)	4,400,000	4,400,484
0.714%, 11/9/11 (r)	12,470,000	12,563,238
0.499%, 3/15/12 (r)	4,620,000	4,645,937
3.625%, 8/1/12	3,000,000	3,068,051
Great River Energy, 5.829%, 7/1/17 (e)	18,731,908	19,871,948
Greif, Inc., 7.75%, 8/1/19 (e)	300,000	301,500
Hewlett-Packard Co., 1.43%, 5/27/11 (r)	10,000,000	10,150,488
Home Depot, Inc., 0.42%, 12/16/09 (r)	17,035,000	17,024,214
Hospira, Inc., 0.763%, 3/30/10 (r)	6,000,000	5,983,880
Howard Hughes Medical Institute, 3.45%, 9/1/14	13,700,000	14,100,359
HRPT Properties Trust, 0.895%, 3/16/11 (r)	9,911,000	9,267,268

	Principal
Corporate Bonds - Cont'd	Amount	Value
Independence Community Bank Corp.:
2.352%, 6/20/13 (r)	$2,350,000	$2,137,019
2.417%, 4/1/14 (r)	4,500,000	4,098,096
Ingersoll-Rand Global Holding Co. Ltd., 1.954%, 8/13/10 (r)	10,000,000	10,066,311
International Game Technology, 2.60%, 12/15/36	2,875,000	2,874,750
International Paper Co., 7.50%, 8/15/21	1,000,000	1,059,565
Irwin Land LLC, 4.51%, 12/15/15 (e)	1,230,000	1,163,728
ITT Corp., 4.90%, 5/1/14	4,000,000	4,193,677
John Deere Capital Corp.:
0.837%, 2/26/10 (r)	3,000,000	3,004,035
1.21%, 1/18/11 (r)	10,000,000	10,045,680
1.052%, 6/10/11 (r)	4,700,000	4,727,949
JPMorgan Chase & Co.:
7.00%, 11/15/09	5,000,000	5,033,731
1.005%, 1/22/10 (r)	10,000,000	10,015,851
0.727%, 4/1/11 (r)	9,115,000	9,139,374
0.529%, 6/15/12 (r)	4,370,000	4,398,256
0.533%, 12/26/12 (r)	23,170,000	23,358,385
3.70%, 1/20/15	6,000,000	5,968,693
JPMorgan Chase Capital XXIII, 1.44%, 5/15/47 (r)	2,500,000	1,652,675
Kaupthing Bank HF, 5.75%, 10/4/11 (e)(y)(hh)*	7,000,000	1,487,500
Koninklijke Philips Electronics NV, 1.449%, 3/11/11 (r)	9,980,000	10,000,234
Land O' Lakes, Inc.:
9.00%, 12/15/10	750,000	755,625
8.75%, 11/15/11	2,990,000	2,990,000
Leucadia National Corp., 7.125%, 3/15/17	8,500,000	8,160,000
LL & P Wind Energy, Inc. Washington Revenue Bonds:
5.217%, 12/1/12 (e)	3,385,000	3,414,822
5.733%, 12/1/17 (e)	2,000,000	1,888,020
Lumbermens Mutual Casualty Co., 8.30%, 12/1/37 (e)(m)*	300,000	3,375
M&I Marshall & Ilsley Bank, 0.60%, 12/4/12 (r)	1,000,000	745,777
Marathon Oil Corp., 6.50%, 2/15/14	1,000,000	1,102,972
Masco Corp., 0.60%, 3/12/10 (r)	13,938,000	13,700,247
MBNA Capital, Series B, 1.283%, 2/1/27 (r)	7,000,000	4,310,605
Medco Health Solutions, Inc., 6.125%, 3/15/13	3,000,000	3,234,150
Merrill Lynch & Co., Inc.:
0.41%, 12/4/09 (r)	8,000,000	8,000,973
0.692%, 2/5/10 (r)	291,000	291,063
1.059%, 9/15/26 (r)	4,200,000	2,767,642
MetLife, Inc., 0.602%, 6/29/12 (r)	11,180,000	11,219,886
Metropolitan Life Global Funding I, 1.205%, 4/14/11 (e)(r)	12,280,000	12,237,020
Morgan Stanley, 0.744%, 2/10/12 (r)	3,000,000	3,019,761
Nationwide Building Society, 0.62%, 5/17/12 (e)(r)	5,400,000	5,397,989
Nationwide Health Properties, Inc.:
6.50%, 7/15/11	4,000,000	4,130,210
6.90%, 10/1/37	8,890,000	9,083,455
6.59%, 7/7/38	1,300,000	1,323,884
Nisource Finance Corp., 0.977%, 11/23/09 (r)	7,480,000	7,473,179
Nissan Motor Acceptance Corp., 4.625%, 3/8/10 (e)	1,700,000	1,696,958
Noble Group Ltd.:
8.50%, 5/30/13 (e)	4,800,000	5,196,000
6.625%, 3/17/15 (e)	11,933,000	12,186,576

	Principal
Corporate Bonds - Cont'd	Amount	Value
Ohana Military Communities LLC:
5.462%, 10/1/26 (e)	$17,500,000	$15,580,775
6.00%, 10/1/51 (b)(e)	2,500,000	2,019,950
OPTI Canada, Inc.:
7.875%, 12/15/14	1,250,000	959,375
8.25%, 12/15/14	750,000	586,875
Orkney Re II plc, Series B, 6.096%, 12/21/35 (b)(e)(r)(z)*	1,400,000	-
Pacific Gas & Electric Co., 1.252%, 6/10/10 (r)	9,500,000	9,545,951
Pacific Pilot Funding Ltd., 1.26%, 10/20/16 (e)(r)	476,836	353,874
Pepco Holdings, Inc., 0.986%, 6/1/10 (r)	17,935,000	17,783,862
Pioneer Natural Resources Co.:
5.875%, 7/15/16	14,000,000	12,869,871
6.65%, 3/15/17	1,000,000	948,907
7.20%, 1/15/28 (b)	1,000,000	868,086
PNC Funding Corp., 0.797%, 4/1/12 (r)	6,970,000	7,002,829
PPF Funding, Inc., 5.35%, 4/15/12 (e)	2,000,000	1,708,167
Preferred Term Securities IX Ltd., 1.354%, 4/3/33 (e)(r)	737,524	346,636
Protective Life Secured Trusts, 4.00%, 10/7/09	2,730,000	2,730,356
Rabobank Nederland NV:
0.672%, 8/5/11 (b)(e)(r)	2,200,000	2,200,000
11.00% to 6/30/19, floating rate thereafter to 6/29/49 (e)(r)	2,000,000	2,460,000
Reed Elsevier Capital, Inc., 0.629%, 6/15/10 (r)	2,500,000	2,494,111
Rockies Express Pipeline LLC, 6.25%, 7/15/13 (e)	5,000,000	5,456,337
Roper Industries, Inc., 6.625%, 8/15/13	5,000,000	5,398,586
Royal Bank of Scotland Group plc, 7.64% to 9/29/17, floating rate
thereafter to 3/29/49 (b)(r)	15,000,000	7,500,000
Shell International Finance BV, 3.25%, 9/22/15	5,000,000	5,032,290
Skyway Concession Co. LLC, 0.563%, 6/30/17 (b)(e)(r)	2,500,000	2,031,300
SLM Corp., 4.00%, 1/15/10	5,790,000	5,762,047
Southern Union Co., 6.089%, 2/16/10	2,000,000	2,013,674
Sovereign Bank, 2.193%, 8/1/13 (r)	8,825,000	8,397,743
State Street Bank and Trust Co., 0.499%, 9/15/11 (r)	10,000,000	10,038,921
Suncorp-Metway Ltd., 0.668%, 12/17/10 (e)(r)	12,930,000	12,930,164
SunTrust Bank:
6.375%, 4/1/11	10,000,000	10,381,436
0.529%, 5/21/12 (r)	10,000,000	9,108,963
0.697%, 8/24/15 (r)	5,650,000	4,615,844
Susquehanna Bancshares, Inc., 2.303%, 5/1/14 (r)	2,000,000	1,212,838
Svenska Handelsbanken AB, 1.30%, 9/14/12 (e)(r)	11,800,000	11,732,410
Systems 2001 AT LLC, 7.156%, 12/15/11 (e)	984,853	989,502
TEPPCO Partners LP, 7.00% to 6/1/17, floating rate thereafter
to 6/1/67 (r)	6,000,000	5,129,580
TIERS Trust, 8.45%, 12/1/17 (b)(e)(n)*	658,859	6,589
Time Warner Cable, Inc., 7.50%, 4/1/14	5,000,000	5,744,093
Timken Co., 6.00%, 9/15/14	4,700,000	4,864,496
Toll Road Investors Partnership II LP, Zero Coupon:
2/15/43 (b)(e)	7,530,000	1,610,441
2/15/45 (b)(e)	166,213,495	22,639,940
Travelers Insurance Company Ltd., 0.759%, 12/8/11 (b)	1,500,000	1,428,885
Tyco International Finance SA, 4.125%, 10/15/14	1,000,000	996,530
UnitedHealth Group, Inc., 0.472%, 6/21/10 (r)	23,000,000	22,907,034
Verizon New York, Inc., 6.125%, 1/15/10	1,500,000	1,521,302
Verizon Wireless Capital LLC, 3.025%, 5/20/11 (e)(r)	15,000,000	15,442,043

	Principal
Corporate Bonds - Cont'd	Amount	Value
Wachovia Capital Trust III, 5.80% to 3/15/11, floating rate
thereafter to 3/29/49 (r)	$19,039,000	$12,946,520
Wachovia Corp.:
0.419%, 3/15/11 (r)	175,000	173,786
7.574%, 8/1/26 (r)	1,000,000	1,040,926
Wal-Mart Stores, Inc., 8.07%, 12/21/12	417,573	454,495
Wells Fargo & Co., 0.519%, 6/15/12 (r)	1,830,000	1,841,001
Western Refining, Inc., 10.75%, 6/15/14 (e)(r)	7,300,000	6,862,000
Westfield Capital Corp Ltd., 4.375%, 11/15/10 (e)	3,960,000	4,000,875
Williams Co.'s, Inc., 2.597%, 10/1/10 (e)(r)	8,200,000	8,150,133
Windsor Petroleum Transport Corp., 7.84%, 1/15/21 (e)	9,860,000	9,076,337
Xerox Corp., 1.042%, 12/18/09 (r)	5,840,000	5,837,658
Xstrata Finance Dubai Ltd., 0.804%, 11/13/09 (e)(r)	28,651,000	28,620,498
Yara International ASA, 7.875%, 6/11/19 (e)	2,200,000	2,396,577

Total Corporate Bonds (Cost $1,172,835,851)		1,214,356,076

Municipal Obligations - 5.6%
Adams-Friendship Area Wisconsin School District GO Bonds,
5.09%, 3/1/10	105,000	106,766
Alameda California Corridor Transportation Authority
Revenue Bonds, Zero Coupon:
10/1/09	6,000,000	5,999,160
10/1/11	11,000,000	9,821,350
Allentown Pennsylvania GO Bonds:
3.41%, 10/1/09 (escrowed to maturity)	1,895,000	1,895,152
3.41%, 10/1/09	15,000	15,001
Bayonne New Jersey Municipal Utilities Authority Revenue
Bonds, 3.70%, 4/1/10	365,000	362,175
Bethlehem Pennsylvania GO Bonds, 4.10%, 11/1/09	675,000	674,757
Boynton Beach Florida Community Redevelopment Agency Tax
Allocation Bonds, 5.10%, 10/1/15	540,000	552,987
Bridgeview Illinois GO Bonds, 4.62%, 12/1/11	$490,000	$509,899
Burlingame California PO Revenue Bonds, 5.255%, 6/1/11	1,000,000	1,055,320
Butler Pennsylvania Redevelopment Authority Tax Allocation
Bonds, 5.25%, 12/1/13	680,000	691,288
California State Industry Sales Tax Revenue Bonds,
5.00%, 1/1/12	2,900,000	2,957,942
California Statewide Communities Development Authority
Revenue Bonds, Zero Coupon:
6/1/10	2,820,000	2,729,393
6/1/13	3,190,000	2,550,501
Canyon Texas Regional Water Authority Revenue Bonds,
5.70%, 8/1/12	165,000	169,630
Chicago Illinois GO Bonds, 5.20%, 1/1/10	3,600,000	3,640,608
Chicago Illinois O'Hare International Airport Revenue Bonds,
5.053%, 1/1/11	3,720,000	3,748,049
Cook County Illinois School District GO Bonds:
No. 089 Maywood, Zero Coupon, 12/1/12	2,135,000	1,808,708
No. 095 Brookfield, 5.45%, 12/1/11	200,000	215,534
No. 170 Chicago Heights, Zero Coupon, 12/1/12	380,000	321,925

	Principal
Municipal Obligations - Cont'd	Amount	Value
Corte Madera California COPs, 5.447%, 2/1/16	$1,285,000	$1,210,676
Escondido California Joint Powers Financing Authority Lease
Revenue Bonds, 5.53%, 9/1/18	1,710,000	1,651,911
Fall Creek Wisconsin School District GO Bonds, 5.91%, 3/1/19...	605,000	640,907
Frisco Texas Economic Development Corp. Sales Tax Revenue
Bonds, 5.619%, 2/15/17	1,000,000	1,012,040
Hillsborough County Florida Port District Revenue Bonds,
Zero Coupon:
6/1/11	1,230,000	1,138,709
12/1/11	1,230,000	1,108,316
Illinois State MFH Development Authority Revenue Bonds,
5.662%, 7/1/17	1,870,000	1,901,322
Inglewood California Pension Funding Revenue Bonds,
4.74%, 9/1/10	225,000	225,207
Iron County Wisconsin GO Bonds, 5.26%, 3/1/19	580,000	601,994
La Verne California PO Revenue Bonds:
5.45%, 6/1/10	340,000	347,201
5.49%, 6/1/11	350,000	365,844
Los Angeles County California Pension Revenue Bonds,
Zero Coupon, 6/30/10	363,000	356,088
Maryland State Health & Higher Educational Facilities Authority
Revenue Bonds, 5.30%, 7/1/10	630,000	638,152
Midpeninsula California Regional Open Space District Financing
Authority Revenue Bonds, 5.15%, 9/1/12	1,840,000	1,894,464
Nashville & Davidson County Tennessee Water & Sewage
Revenue Bonds, 4.74%, 1/1/15	1,585,000	1,707,647
Nevada State Department of Business & Industry Lease
Revenue Bonds, 5.32%, 6/1/17	1,040,000	1,017,661
New York State Dormitory Authority Revenue Bonds,
3.85%, 3/15/11	1,850,000	1,904,057
New York State Urban Development Corp. Revenue Bonds,
4.38%, 12/15/11	2,300,000	2,419,600
Northwest Washington Open Access Network Revenue Bonds,
6.39%, 12/1/10	935,000	980,993
Oakland California PO Revenue Bonds, Zero Coupon,
12/15/10	2,000,000	1,905,440
Oakland California Redevelopment Agency Tax Allocation Bonds:
5.268%, 9/1/11	2,860,000	3,013,639
5.252%, 9/1/16	1,775,000	1,761,563
5.263%, 9/1/16	2,185,000	2,144,250
Oakland City California PO Revenue Bonds, Zero Coupon, 12/15/12	1,680,000	1,444,430
Oklahoma City Oklahoma Airport Trust Revenue Bonds,
4.60%, 10/1/09	1,330,000	1,330,120
Orange County California PO Revenue Bonds, Zero Coupon, 9/1/11	6,100,000	5,572,594
Oregon State School Boards Association GO Bonds, Zero Coupon,
6/30/12	2,000,000	1,820,500
Palm Springs California Community Redevelopment Agency Tax
Allocation Bonds, 5.59%, 9/1/17	1,140,000	1,123,687
Pennsylvania State Convention Center Authority Revenue Bonds,
4.97%, 9/1/11	3,040,000	3,125,029
Pittsburg California Redevelopment Agency Tax Allocation Bonds,
.115%, 8/1/16	1,465,000	1,317,504

	Principal
Municipal Obligations - Cont'd	Amount	Value
Placer County California Redevelopment Agency
Tax Allocation Bonds, 5.75%, 8/1/15	$620,000	$645,364
Riverside California Public Financing Authority
Tax Allocation Bonds, 5.24%, 8/1/17	1,580,000	1,282,470
Roseville California Redevelopment Agency Tax Allocation Bonds,
5.31%, 9/1/13	410,000	434,112
Sacramento City California Financing Authority
Tax Allocation Bonds, 4.985%, 12/1/09	1,035,000	1,034,141
San Diego California Redevelopment Agency
Tax Allocation Bonds, 5.66%, 9/1/16	1,175,000	1,169,736
Santa Fe Springs California Community Development Commission
Tax Allocation Bonds, 5.18%, 9/1/11	825,000	841,937
Sarasota-Manatee Airport Authority Revenue VRDN, 0.41%,
8/1/14 (r)	13,775,000	13,775,000
Shawano-Gresham Wisconsin School District GO Bonds,
5.75%, 3/1/11	200,000	211,530
Shorewood Wisconsin School District GO Bonds, 5.30%, 4/1/16	295,000	319,364
South Bend County Indiana Economic Development
Income Tax Revenue Bonds:
5.125%, 2/1/10	145,000	146,986
5.20%, 2/1/14	1,295,000	1,418,258
Southern California Airport Authority Tax Allocation Bonds,
5.00%, 12/1/12	695,000	675,575
St. Paul Minnesota Sales Tax Revenue Bonds, 5.30%, 11/1/12	1,465,000	1,565,982
Stanislaus County California Revenue Bonds, 7.15%, 8/15/13	390,000	417,534
Virginia State Housing Development Authority Revenue Bonds,
4.68%, 8/1/14	10,090,000	10,551,517
West Contra Costa California Unified School District COPs,
4.66%, 1/1/10	435,000	436,266
Ypsilanti Michigan GO Bonds, 5.55%, 5/1/12	335,000	359,043

Total Municipal Obligations (Cost $119,266,696)		120,792,505

U.S. Government Agencies
And Instrumentalities - 2.5%
AgFirst Farm Credit Bank:
8.393% to 12/15/11, floating rate thereafter to 12/15/16 (b)(r)	4,945,000	4,450,500
6.585% to 6/15/12, floating rate thereafter to 6/29/49 (b)(e)(r)	5,000,000	3,000,000
7.30%, 10/14/49 (b)(e)	4,000,000	2,700,000
AgriBank FCB, 9.125%, 7/15/19	7,000,000	7,496,766
New Valley Generation I, 7.299%, 3/15/19	757,193	845,877
New Valley Generation V, 4.929%, 1/15/21	740,331	737,347
Overseas Private Investment Corp., 7.45%, 12/15/10	310,222	323,720
Private Export Funding Corp., 3.05%, 10/15/14	10,000,000	10,060,990
Tennessee Valley Authority, 4.375%, 6/15/15	11,920,000	12,748,372
Tunisia Government AID Bonds, Guaranteed by the United States
Agency of International Development, 9.375%, 8/1/16	524,999	621,184
US AgBank FCB, 6.11% to 7/10/12, floating rate thereafter
to 12/31/49 (b)(e)(r)	7,910,000	4,429,600
Vessel Management Services, Inc., 5.125%, 4/16/35	6,000,000	6,308,400
Total U.S. Government Agencies and Instrumentalities
(Cost $52,675,422)		53,722,756

U.S. Government Agency	Principal
Mortgage-Backed Securities - 0.0%	Amount	Value
Government National Mortgage Association:
5.50%, 1/16/32	$3,340,736	$269,515
5.50%, 5/20/32	3,256,458	210,944
Total U.S. Government Agency
Mortgage-Backed Securities(Cost $817,770)		480,459

U.S. Treasury - 4.0%
United States Treasury Bonds, 4.50%, 8/15/39	5,900,000	6,360,016
United States Treasury Notes:
1.375%, 9/15/12	9,500,000	9,482,188
2.375%, 9/30/14	13,080,000	13,114,744
3.00%, 8/31/16	3,250,000	3,269,805
3.00%, 9/30/16	750,000	752,930
3.125%, 5/15/19	17,203,000	16,926,139
3.625%, 8/15/19	34,595,000	35,508,523
Total U.S. Treasury (Cost $84,124,984)		85,414,345

Certificates Of Deposit - 0.7%
Deutsche Bank, 0.892%, 6/18/10 (r)	15,000,000	14,931,975
Total Certificates of Deposit (Cost $15,000,000)		14,931,975

Sovereign Government Bonds - 1.0%
Province of Ontario Canada, 0.875%, 5/22/12 (r)	20,625,000	20,682,841
Total Sovereign Government Bonds (Cost $20,625,000)		20,682,841
Time Deposit - 19.8%
State Street Corp. Time Deposit, 0.01%, 10/1/09	425,979,970	425,979,970
Total Time Deposit (Cost $425,979,970)		425,979,970

Equity Securities - 0.1%	Shares
Conseco, Inc.*	98,632	518,804
Woodbourne Capital:
Trust I, Preferred (b)(e)	625,000	381,250
Trust II, Preferred (b)(e)	625,000	381,250
Trust III, Preferred (b)(e)	625,000	381,250
Trust IV, Preferred (b)(e)	625,000	381,250

Total Equity Securities (Cost $4,310,475)		2,043,804

TOTAL INVESTMENTS (Cost $2,103,875,468) - 99.6%		2,146,183,385
Other assets and liabilities, net - 0.4%		8,949,430
Net Assets		$2,155,132,815

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 106,739,562 shares outstanding		$1,712,487,739
Class C: 13,366,008 shares outstanding		212,053,127
Class I: 1,696,852 shares outstanding		26,226,226
Class Y: 8,986,442 shares outstanding		143,244,089
Undistributed net investment income		147,583
Accumulated net realized gain (loss) on investments		21,242,568
Net unrealized appreciation (depreciation) on investments		39,731,483
Net Assets		$2,155,132,815

Net Asset Value Per Share
Class A (based on net assets of $1,758,619,385)		$16.48
Class C (based on net assets of $219,341,781)		$16.41
Class I (based on net assets of $28,045,379)		$16.53
Class Y (based on net assets of $149,126,270)		$16.59
Futures	# of Contracts	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
Purchased:
10 Year U.S. Treasury Notes	897	12/09	$106,140,328	$1,656,784
30 Year U.S. Treasury Bonds	230	12/09	27,916,250	600,122
Total Purchased				$2,256,906

Sold:
2 Year U.S. Treasury Notes	4,965	12/09	$1,077,249,844	($4,357,582)
5 Year U.S. Treasury Bonds	605	12/09	70,236,719	(475,758)
Total Sold				($4,833,340)

(b) This security was valued by the Board of Trustees. See note A.

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(m) The Illinois Insurance Department prohibited Lumbermens from making interest payments. This security is no longer accruing interest.

(n) The Illinois Insurance Department prohibited Lumbermens from making interest payments. This TIERS security is based on interest payments from Lumbermens. This security is no longer accruing interest.

(p) The State of New York Insurance Department has prohibited Atlantic Mutual Insurance Co. from making interest payments. This security is no longer accruing interest.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(u) This security is no longer accruing interest.

(x) Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.

(y) The government of Iceland took control of Glitnir Bank HF and Kaupthing Bank HF (the "Banks") on October 8, 2008 and October 9, 2008, respectively. The government has prohibited the Banks from paying any claims owed to foreign entities. As of October 9, 2008, these securities are no longer accruing interest.

(z) Orkney Re II plc is in default and no longer accruing interest. During the period, $17,069 of interest was written off.

(aa) Glitnir Banki HF Bonds due 4/20/2010 are in default for interest. During the period, $73,313 of interest was written off.

(bb) Glitnir Banki HF Bonds due 10/15/2010 are in default for interest. During the period, $22,958 of interest was written off.

(cc) Glitnir Banki HF Bonds due 1/21/2011 are in default for interest. During the period, $14,339 of interest was written off.

(dd) Glitnir Banki HF Bonds due 7/28/2011 are in default for interest. During the period, $2,247 of interest was written off.

(hh) Kaupthing Bank HF Bonds due 10/4/2011 are in default for interest. During the period, $5,590 of interest was written off.

(kk) General Motors filed for Chapter 11 bankruptcy on June 1, 2009. This security is no longer accuring interest. During the period, $418,067 of interest was written off.

(nn) General Motors filed for Chapter 11 bankruptcy on June 1, 2009. This security is no longer accuring interest. During the period, $79,679 of interest was written off.

(oo) Glitnir Banki HF Bonds due 10/15/08 are in default for principal and interest. During the period, $73,589 of interest was written off.

* Non-income producing security.

Abbreviations:
COPs: Certificates of Participation
FCB: Farm Credit Bank
GO: General Obligation
LLC: Limited Liability Corporation
LP: Limited Partnership
MFH: Multi-Family Housing
PO: Pension Obligation
VRDN: Variable Rate Demand Notes

See notes to financial statements.

Statement of Operations
Year Ended September 30, 2009
Net Investment Income
Investment Income:
Interest income	$69,845,347
Dividend income	89,637
Total investment income	69,934,984

Expenses:
Investment advisory fee	5,356,941
Administrative fees	4,752,002
Transfer agency fees and expenses	3,548,506
Distribution Plan expenses:
Class A	3,435,692
Class C	1,343,220
Trustees' fees and expenses	81,857
Custodian fees	250,176
Registration fees	69,960
Reports to shareholders	363,956
Professional fees	54,428
Accounting fees	187,545
Miscellaneous	52,735
Total expenses	19,497,018
Reimbursement from Advisor:
Class A	(1,328,345)
Fees paid indirectly	(157,263)
Net expenses	18,011,410

Net Investment Income	51,923,574

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments	26,268,109
Futures	(6,377,358)
19,890,751
Change in unrealized appreciation (depreciation) on:
Investments	84,432,829
Futures	(2,643,433)
81,789,396

Net Realized and Unrealized Gain
(Loss)	101,680,147

Increase (Decrease) in Net Assets
Resulting From Operations	$153,603,721

See notes to financial statements.

Statements of Changes in Net Assets
September 30, 2009
	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2009	2008
Operations:
Net investment income	$51,923,574	$42,668,204
Net realized gain (loss)	19,890,751	7,505,799
Change in unrealized appreciation (depreciation)	81,789,396	(40,341,118)
Increase (Decrease) in Net Assets
Resulting From Operations	153,603,721	9,832,885

Distributions to shareholders from:
Net investment income:
Class A shares	(42,758,016)	(38,503,671)
Class C shares	(3,050,307)	(2,341,893)
Class I shares	(316,543)	(21,679)
Class Y shares	(2,104,518)	(181,864)
Net realized gain:
Class A shares	(10,036,888)	(5,212,748)
Class C shares	(784,173)	(382,740)
Class I shares	(14,844)	(2,150)
Class Y shares	(273,909)	--
Total distributions	(59,339,198)	(46,646,745)
Capital share transactions:
Shares sold:
Class A shares	1,076,211,475	969,315,652
Class C shares	143,059,458	56,354,364
Class I shares	25,934,428	1,290,181
Class Y shares	154,780,987	33,748,184
Reinvestment of distributions:
Class A shares	45,012,373	37,083,101
Class C shares	1,967,296	1,331,341
Class I shares	331,387	23,829
Class Y shares	2,317,413	131,166
Redemption fees:
Class A shares	144,103	54,111
Class C shares	3,609	1,226
Class I shares	208	--
Class Y shares	14,989	2,782
Shares redeemed:
Class A shares	(724,544,292)	(292,738,936)
Class C shares	(27,659,632)	(12,970,728)
Class I shares	(749,438)	(63,841)
Class Y shares	(45,590,851)	(2,170,181)
Total capital share transactions	651,233,513	791,392,251

Total Increase (Decrease) in Net Assets	745,498,036	754,578,391

Net Assets
Beginning of year	1,409,634,779	655,056,388
End of year (including undistributed net investment
income of $147,583 and $534,620, respectively)	$2,155,132,815	$1,409,634,779

See notes to financial statements.

	Year Ended	Year Ended
	September 30,	September 30,
Capital Share Activity	2009	2008
Shares sold:
Class A shares	68,627,385	60,334,094
Class C shares	9,118,990	3,523,010
Class I shares	1,628,099	80,535
Class Y shares	9,735,209	2,104,476
Reinvestment of distributions:
Class A shares	2,911,395	2,311,010
Class C shares	127,377	83,280
Class I shares	20,725	1,486
Class Y shares	146,776	8,223
Shares redeemed:
Class A shares	(46,610,379)	(18,232,205)
Class C shares	(1,778,860)	(810,610)
Class I shares	(47,470)	(3,967)
Class Y shares	(2,872,264)	(135,978)
Total capital share activity	41,006,983	49,263,354

See notes to financial statements.

Notes to Financial Statements

Note A ---- Significant Accounting Policies

General: The Calvert Short Duration Income Fund (the "Fund"), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series are accounted for separately. The Fund currently offers four classes of shares of beneficial interest. Class A shares are sold with a maximum front-end sales charge of 2.75%. Class C shares are sold without a front-end sales change and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class C shares have a higher expense ratio than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Effective February 29, 2008, the Fund began to offer Class Y shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries that have entered into an agreement with the Fund's Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Municipal securities are valued utilizing a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Fund's net asset value is determined, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At September 30, 2009, securities valued at $117,240,400 or 5.4% of net assets were fair valued under the direction of the Board of Trustees.

The Fund utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Fund's policy regarding valuation of investments, please refer to the Fund's most recent prospectus.

The following is a summary of the inputs used to value the Fund's net assets as of September 30, 2009:
	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Equity securities	$518,804	-	$1,525,000	$2,043,804
Asset backed securities-	$114,403,568	-	114,403,568
Collateralized mortgage-backed obligations-	69,792,885	-	69,792,885
Commercial mortgage-backed securities-	23,582,201	-	23,582,201
Corporate debt-	1,113,220,776	101,135,300	1,214,356,076
Municipal obligations-	120,792,505	-	120,792,505
U.S. government obligations-	125,037,460	14,580,100	139,617,560
Other debt obligations-	461,594,786	-	461,594,786
TOTAL	$518,804	$2,028,424,181	$117,240,400	$2,146,183,385
Other financial instruments*	($2,576,434)	-	-	($2,576,434)

* Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Equity Securities	Collateralized Mortgage-Backed Obligations
Balance as of 9/30/08	$2,115,000	$426,661
Accrued discounts/premiums	-	-
Realized gain (loss)	(622,764)	(91,045)
Change in unrealized appreciation (depreciation)	932,764	26,185
Net purchases (sales)	(900,000)	(12,001)
Transfers in and/or out of Level 3	-	(349,800)
Balance as of 9/30/09	$1,525,000	$--

	Commercial Mortgage-Backed Securities	Corporate Debt
Balance as of 9/30/08	$102,766	$38,631,018
Accrued discounts/premiums	10,239	2,720,149
Realized gain (loss)	(351,989)	(848,086)
Change in unrealized appreciation (depreciation)	238,984	1,163,150
Net purchases (sales)	-	22,639,768
Transfers in and/or out of Level 3	-	36,829,301
Balance as of 9/30/09	$ --	$101,135,300

	U.S. Government Obligations	Total
Balance as of 9/30/08	$1,419,850	$42,695,295
Accrued discounts/premiums	18,927	2,749,315
Realized gain (loss)	-	(1,913,884)
Change in unrealized appreciation (depreciation)	2,373,948	4,735,031
Net purchases (sales)	5,067,375	26,795,142
Transfers in and/ or out of Level 3	5,700,000	42,179,501
Balance as of 9/30/09	$14,580,100	$117,240,400

For the year ended September 30, 2009, total change in unrealized gain (loss) on Level 3 securities included in the change in net assets was $19,079,860. Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Futures Contracts: The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. Government obligations. The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to hedge against changes in the value of interest rates. The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms. Futures contracts are designed by boards of trade which are designated "contracts markets" by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.

Short Sales: The Fund may use a hedging technique that involves short sales of U.S. Treasury securities for the purposes of managing the duration of the Fund. Any short sales are "covered" with an equivalent amount of high quality, liquid securities.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See the Statement of Net Assets footnotes on page 28.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Foreign Currency Transactions: The Fund's accounting records are maintained in U. S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In July 2009, the Financial Accounting Standards Board (FASB) launched the FASB Accounting Standards Codification™ as the single source of authoritative nongovernmental U.S. generally accepted accounting principles (GAAP). The Codification is effective for interim and annual periods ending after September 15, 2009. All existing accounting standards documents are superseded as described in FASB Statement No. 168, The FASB Accounting Standards Codification™ and the Hierarchy of Generally Accepted Accounting Principles. All other accounting literature not included in the Codification is nonauthoritative.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, based on the following annual rates of average net assets: .35% on the first $750 million, and .325% over $750 million. Under the terms of the agreement, $570,458 was payable at year end. In addition, $319,534 was payable at year end for operating expenses paid by the Advisor during September 2009.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2010. The contractual expense cap is 1.08% for Class A, .75% for Class I, and .95% for Class Y. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent that any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly. Class A, Class C and Class Y shares pay an annual rate of .30%, and Class I shares pay an annual rate of .10%, based on their average daily net assets. Under the terms of the agreement, $507,773 was payable at year end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A and Class C shares, allow the Fund to pay the Distributor for expenses and services associated with the distribution of shares. The expenses paid may not exceed .50% and 1.00% annually of the Fund's average daily net assets of Class A and Class C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of .25% and 1.00% of the Fund's average daily net assets of Class A and Class C, respectively. Class I and Y shares do not have Distribution Plan expenses. Under the terms of the agreement, $521,538 was payable at year end.

The Distributor received $172,037 as its portion of the commissions charged on sales of the Fund's Class A shares for the year ended September 30, 2009.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $338,909 for the years ended September 30, 2009. Under the terms of the agreement, $37,189 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an an employee of the Advisor or its affiliates receives an annual fee of $32,000 plus up to $1,500 for each Board and Committee meeting attended. Trustee's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than short-term and U.S. government securities, were $1,986,327,427 and $1,235,671,283, respectively. U.S. government security purchases and sales were $2,845,479,509 and $2,822,156,219, respectively.

The cost of investments owned at September 30, 2009 for federal income tax purposes was $2,107,257,702. Net unrealized appreciation aggregated $38,925,683, of which $79,583,902 related to appreciated securities and $40,658,219 related to depreciated -securities.

The Fund intends to elect to defer net capital losses of $12,937,037 incurred from November 1, 2008 through September 30, 2009 and treat them as arising in the fiscal year ending September 30, 2010.

The tax character of dividends and distributions paid during the years ended September 30, 2009 and September 30, 2008 were as follows:
Distributions paid from:	2009	2008
Ordinary income	$59,339,198	$45,762,417
Long term capital gain	-	884,328
Total	$59,339,198	$46,646,745

As of September 30, 2009, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:
Undistributed ordinary income	$35,147,804
Unrealized appreciation (depreciation)	38,925,683
Total	$74,073,487

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These book-tax differences are mainly due to wash sales, Section 1256 contracts, deferral of post October losses, interest defaults, and passive foreign investment companies.

Reclassifications, as shown in the table below, have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Fund are due to asset-backed securities and tax-exempt income.
Accumulated undistributed net investment income	($4,081,227)
Accumulated net realized gain (loss)	3,980,319
Paid-in capital	100,908

The Fund may sell or purchase securities to and from other funds managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended September 30, 2009, such purchase and sales transactions were $65,790,256 and $10,000,000, respectively.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under this committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .15% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2009. For the year ended September 30, 2009, borrowings by the Fund under the Agreement were as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$474,576	0.73%	$22,058,428	May 2009

Note E -- Subsequent Events

In preparing the financial statements as of September 30, 2009, no subsequent events or transactions occurred through November 23, 2009, the date the financial statements were issued, that would have materially impacted the financial statements as presented.

Financial Highlights
		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2009 (z)	2008 (z)	2007 (z)
Net asset value, beginning	$15.70	$16.17	$16.11
Income from investment operations
Net investment income	.52	.71	.73
Net realized and unrealized gain	.88	(.36)	.13
Total from investment operations	1.40	.35	.86
Distributions from
Net investment income	(.49)	(.70)	(.71)
Net realized gain	(.13)	(.12)	(.09)
Total distributions	(.62)	(.82)	(.80)
Total increase (decrease) in net asset value	.78	(.47)	.06
Net asset value, ending	$16.48	$15.70	$16.17

Total return*	9.27%	2.13%	5.47%
Ratios to average net assets: A
Net investment income	3.34%	4.47%	4.54%
Total expenses	1.19%	1.17%	1.22%
Expenses before offsets	1.09%	1.08%	1.09%
Net expenses	1.08%	1.08%	1.08%
Portfolio turnover	359%	495%	533%
Net assets, ending (in thousands)	$1,758,619	$1,284,673	$604,790

	Years Ended
	September 30,	September 30,
Class A Shares	2006 (z)	2005 (z)
Net asset value, beginning	$16.13	$16.35
Income from investment operations
Net investment income	.65	.43
Net realized and unrealized gain	.11	.09
Total from investment operations	.76	.52
Distributions from
Net investment income	(.64)	(.43)
Net realized gain	(.14)	(.31)
Total distributions	(.78)	(.74)
Total increase (decrease) in net asset value	(.02)	(.22)
Net asset value, ending	$16.11	$16.13
Total return*	4.86%	3.25%
Ratios to average net assets: A
Net investment income	4.12%	2.69%
Total expenses	1.19%	1.19%
Expenses before offsets	1.09%	1.09%
Net expenses	1.08%	1.08%
Portfolio turnover	524%	633%
Net assets, ending (in thousands)	$390,947	$211,734

See notes to financial highlights.

Financial Highlights
		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2009 (z)	2008 (z)	2007 (z)
Net asset value, beginning	$15.64	$16.11	$16.06
Income from investment operations
Net investment income	.39	.58	.59
Net realized and unrealized gain	.88	(.36)	.13
Total from investment operations	1.27	.22	.72
Distributions from
Net investment income	(.37)	(.57)	(.58)
Net realized gain	(.13)	(.12)	(.09)
Total distributions	(.50)	(.69)	(.67)
Total increase (decrease) in net asset value	0.77	(.47)	.05
Net asset value, ending	$16.41	$15.64	$16.11
Total return*	8.37%	1.35%	4.59%
Ratios to average net assets: A
Net investment income	2.51%	3.70%	3.72%
Total expenses	1.86%	1.88%	1.90%
Expenses before offsets	1.86%	1.88%	1.90%
Net expenses	1.85%	1.87%	1.89%
Portfolio turnover	359%	495%	533%
Net assets, ending (in thousands)	$219,342	$92,235	$49,984

	Years Ended
	September 30,	September 30,
Class C Shares	2006 (z)	2005 (z)
Net asset value, beginning	$16.08	$16.31
Income from investment operations
Net investment income	.52	.29
Net realized and unrealized gain	.11	.08
Total from investment operations	.63	.37
Distributions from
Net investment income	(.51)	(.29)
Net realized gain	(.14)	(.31)
Total distributions	(.65)	(.60)
Total increase (decrease) in net asset value	(.02)	(.23)
Net asset value, ending	$16.06	$16.08
Total return*	4.05%	2.32%
Ratios to average net assets: A
Net investment income	3.28%	1.81%
Total expenses	1.92%	1.95%
Expenses before offsets	1.92%	1.95%
Net expenses	1.91%	1.94%
Portfolio turnover	524%	633%
Net assets, ending (in thousands)	$39,612	$28,663

See notes to financial highlights.

Financial Highlights
		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2009 (z)	2008 (z)	2007 (z)
Net asset value, beginning	$15.74	$16.19	$16.13
Income from investment operations
Net investment income	.57	.67	.79
Net realized and unrealized gain	.89	(.27)	.12
Total from investment operations	1.46	.40	.91
Distributions from
Net investment income	(.54)	(.73)	(.76)
Net realized gain	(.13)	(.12)	(.09)
Total distributions	(.67)	(.85)	(.85)
Total increase (decrease) in net asset value	.79	(.45)	.06
Net asset value, ending	$16.53	$15.74	$16.19
Total return*	9.68%	2.49%	5.78%
Ratios to average net assets: A
Net investment income	3.39%	4.58%	4.91%
Total expenses	.62%	2.64%	6.11%
Expenses before offsets	.62%	.75%	.76%
Net expenses	.61%	.75%	.75%
Portfolio turnover	359%	495%	533%
Net assets, ending (in thousands)	$28,045	$1,503	$282

	Periods Ended
	September 30,	November 7,
Class I Shares	2006 (y)(z)	2005 (x)
Net asset value, beginning	$16.04	$16.12
Income from investment operations
Net investment income	.33	.06
Net realized and unrealized gain	.12	(.04)
Total from investment operations	.45	.02
Distributions from
Net investment income	(.36)	(.05)
Net realized gain	--	--
Total distributions	(.36)	(.05)
Total increase (decrease) in net asset value	.09	(.03)
Net asset value, ending	$16.13	$16.09
Total return*	2.84%	.13%
Ratios to average net assets: A
Net investment income	4.73% (a)	3.65% (a)
Total expenses	.63% (a)	.81% (a)
Expenses before offsets	.62% (a)	.81% (a)
Net expenses	.61% (a)	.79% (a)
Portfolio turnover	209%	293%
Net assets, ending (in thousands)	$82	$0

See notes to financial highlights.

Financial Highlights
	Periods Ended
	September 30,	September 30,
Class Y Shares	2009 (z)	2008 (z)^
Net asset value, beginning	$15.80	$16.19
Income from investment operations
Net investment income	.50	.31
Net realized and unrealized gain	.92	(.40)
Total from investment operations	1.42	(.09)
Distributions from
Net investment income	(.50)	(.30)
Net realized gain	(.13)	--
Total distributions	(.63)	(.30)
Total increase (decrease) in net asset value	0.79	(.39)
Net asset value, ending	$16.59	$15.80
Total return*	9.35%	(.58%)
Ratios to average net assets: A
Net investment income	3.14%	4.00% (a)
Total expenses	.88%	1.13% (a)
Expenses before offsets	.88%	.93% (a)
Net expenses	.87%	.93% (a)
Portfolio turnover	359%	215%
Net assets, ending (in thousands)	$149,126	$31,224

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a) Annualized.

(x) The last remaining shareholder in Class I redeemed on November 7, 2005.

(y) Class I resumed upon shareholder investment on April 21, 2006.

(z) Per share figures are calculated using the Average Share Method.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

^ From February 29, 2008, inception.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date -values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustee and Officer Information Table
Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT TRUSTEES/DIRECTORS
RICHARD L. BAIRD, JR. AGE: 61	Trustee/ Director	1976 (CTFR - 1980) (CMF - 1992)	President and CEO of Adagio Health Inc. (formerly Family Health Council, Inc.) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	29
DOUGLAS E. FELDMAN, M.D. AGE: 61	Trustee/ Director	1982 (CMF - 1992)	Managing partner of Feldman Otolaryngology, Head and Neck Surgery in Washington, D.C. A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	12
JOHN G. GUFFEY, JR. AGE: 61	Trustee/ Director	1976 (CTFR - 1980) (CMF - 1992)	Treasurer and Director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003) and President of Aurora Press Inc., a privately held publisher of trade paperbacks.	29	Ariel Funds (3) Calvert Social Investment Foundation Calvert Ventures, LLC
M. CHARITO KRUVANT AGE: 63	Trustee/ Director	1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	37	Acacia Federal Savings Bank Summit Foundation The Community Foundation for the National Capital Region
ARTHUR J. PUGH AGE: 72	Trustee/ Director	1982 (CMF - 1992)	Retired executive.	37	Acacia Federal Savings Bank
INTERESTED TRUSTEES/DIRECTORS
BARBARA J. KRUMSIEK AGE: 57	Trustee/ Director & President	1997	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	54	Calvert Social Investment Foundation Pepco Holdings, Inc. Acacia Life Insurance Company (Chair)
DAVID R. ROCHAT AGE: 71	Trustee/ Director & Senior Vice President	1980 (CMF - 1992)	Executive Vice President of Calvert Asset Management Company, Inc. (prior to 2008) and Director and President of Chelsea Securities, Inc.	12	Government Scientific Source, Inc. Chelsea Securities, Inc. Vermont Quality Meats
D. WAYNE SILBY, Esq. AGE: 61	Trustee/ Director & Chair	1976 (CTFR - 1980) (CMF - 1992)	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003).	29	UNIFI Mutual Holding Company Calvert Social Investment Foundation Grameen Foundation USA Studio School Fund Syntao.com China The ICE Organization
OFFICERS
KAREN BECKER AGE: 56	Chief Compliance Officer	2005

Chief Compliance Officer for the Calvert Funds. In March 2009, Ms. Becker also became Head of the Securities Operations Department for Calvert Asset Management Company, Inc. Prior to 2005, Ms. Becker was Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.

SUSAN WALKER BENDER, Esq. AGE: 50	Assistant Vice President & Assistant Secretary	1988 (CMF - 1992)	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
JENNIFER BERG AGE: 36	Assistant Fund Controller	2009	Fund Administration Manager for Calvert Group Ltd.
THOMAS DAILEY AGE: 45	Vice President	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	1996	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Group, Ltd., and Chief Compliance Officer for Calvert Asset Management Company, Inc. and Calvert Distributors, Inc.
TRACI L. GOLDT AGE: 35	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 59	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 44	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, Esq. AGE: 39	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 52	Assistant Secretary	2007	Assistant Secretary and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	2007

Assistant Vice President, Assistant Secretary, and Associate Counsel Compliance Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 57	Assistant Vice President & Assistant Secretary	2005	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
ANDREW K. NIEBLER, Esq. AGE: 42	Assistant Vice President & Assistant Secretary	2006	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Group, Ltd. Prior to joining Calvert, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton LLP.
CATHERINE P. ROY AGE: 53	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 62	Vice President & Secretary	1990 (CMF - 1992)	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 41	Vice President	2008

Senior Vice President of Calvert Asset Management Company, Inc., and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

RONALD M. WOLFSHEIMER, CPA AGE: 57	Treasurer	1979 (CTFR - 1980) (CMF - 1992)	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.
MICHAEL V. YUHAS JR., CPA AGE: 48	Fund Controller	1999	Vice President of Fund Administration of Calvert Group, Ltd.

The address of Directors/Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates and a director of its parent companies. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor. Mr. Rochat is an interested person of the Fund since he was an officer of the Fund's advisor.

Additional information about the Fund's Directors/Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Calvert Short Duration Income fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Calvert's Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
Calvert Tax-Free Bond Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
Government Fund
Short-Term Government Fund
High Yield Bond Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Calvert Large Cap Value Fund
Calvert Social Index Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Small Cap Value Fund
Mid Cap Value Fund
Global Alternative Energy Fund
Global Water Fund
International Opportunities Fund

Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund


Calvert Long-Term Income Fund

Annual Report

September 30, 2009

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4	President's Letter
8	Portfolio Management Discussion
12	Shareholder Expense Example
14	Report of Independent Registered Public Accounting Firm
15	Schedule of Investments
23	Statement of Assets and Liabilities
24	Statements of Operations
25	Statements of Changes in Net Assets
26	Notes to Financial Statements
33	Financial Highlights
35	Explanation of Financial Tables
37	Proxy Voting
37	Availability of Quarterly Portfolio Holdings
38	Trustee and Officer Information Table

Dear Shareholder:

The watershed financial and economic events of the past 12 months have tested the resilience of the global markets and investors in an unprecedented fashion, and we are likely to see changes in the structure and regulation of financial institutions and the markets for years to come. It was a time period full of dramatic reversals, where investor sentiment shifted from acute fear to cautious optimism and the financial markets moved from the brink of near collapse to rebound strongly in many sectors. Despite these positive trends, we share the concerns of many market analysts that the markets may have risen "too far too fast," as worries persist about a weak economy, jobless recovery, and the housing and credit markets.

The year began with markets worldwide moving lower in response to the burgeoning credit crisis and continued global economic malaise. In the U.S., investors abandoned any type of investment perceived to have credit or liquidity risk, instead favoring Treasuries, CDs, and money market funds, despite their low yields. Cash invested in money-market funds ballooned to $3.92 trillion in January 2009 from $2.91 trillion when stocks peaked in October 2007.1

By late March, however, things began to turn around. Investors gained confidence, encouraged by the "green shoots" in newly released economic data and the perceived success of U.S. government stimulus and monetary policies. This, combined with renewed confidence in the soundness of the U.S. banking system following the government's "stress tests," helped fuel a rally in stocks, commodities, and many sectors of the bond market.

Fixed-Income Markets Move Higher

Early in 2009, investors began to slowly regain confidence in the non-Treasury sectors of the fixed-income market, including high-yield and investment-grade corporate bonds, which saw record levels of new issuance. By the end of June, investors had increasingly abandoned the "safe haven" areas of the market in search of higher yield and total return potential. These trends continued throughout the summer, with corporate bond prices rallying across the maturity and credit-quality spectrum. By September 30, high-yield and investment-grade corporate bonds had rebounded strongly from their 2008 lows, while Treasuries slumped.

Expertise in Fixed-Income Management

This shifting market scenario presented both challenges and opportunities for Calvert's fixed-income funds and management team. Overall, our taxable bond funds avoided the vast majority of subprime-related defaults that plagued some competing funds during the 12-month period. Of course, our funds were not immune to the unprecedented bond-market volatility, and several had short-term challenges.

Calvert's taxable fixed-income investment team, led by Greg Habeeb, Calvert Senior Vice President, uses a rigorous relative-value investment process to evaluate potential investments in any type of market cycle. Notably, several of our taxable fixed-income funds outperformed their Lipper peer groups for the reporting period. Among our short-term bond funds, Calvert Ultra-Short Income Fund placed in the top 10% and Calvert Short Duration Income Fund placed in the top 15% of their respective Lipper categories. At the other end of the maturity spectrum, Calvert Long-Term Income Fund placed in the top 30% of its Lipper category.2

Challenges Ahead for Global Markets, Economy

Although the stress that has gripped our global economies and markets since last September after the failure of Lehman Brothers has eased--and a measure of investor confidence has clearly been restored--we are far from being "out of the woods." On the positive side, many key economic indicators, such as housing and unemployment, appear to have bottomed and may be stabilizing. In our view, however, global market volatility and uneven economic recovery are likely to continue as the root causes of the credit crisis and financial reforms continue to be unwound and addressed.

Internationally, the nations at the September G-20 summit met to enact changes to international economic policies that will promote "sustainable and balanced growth" among both developed and emerging countries. On the home front, the government is grappling with credit-rating agency reform, banking reform, and the roles of the Federal Reserve and itself in the oversight of financial institutions and the markets, among many critical issues. In our view, over time, these efforts may work to redress some of the systemic imbalances revealed in our global financial system, providing additional stability to the economy and markets.

Looking ahead, we believe there will continue to be important opportunities for bond investors across a wide range of sectors and maturities. In this still-volatile environment, a flexible investment strategy, combined with rigorous credit research and security selection--all key features of Calvert's fixed-income management strategy--will be especially vital portfolio management tools.

Stay Current with Your Financial Advisor

The financial markets will probably continue to be volatile for the foreseeable future. If you're concerned about your current portfolio holdings and how to navigate the current market environment, talk with your financial advisor about whether your allocation to bonds is appropriate and well-diversified given your goals, time horizon, and attitude toward risk.

We also encourage you to visit our newly enhanced web site, www.calvert.com, for frequent updates and commentary on economic and market developments from Calvert professionals.

As always, we appreciate your investing with Calvert.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
October 2009

For more complete information on any Calvert Fund, call your advisor or visit our website for a prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

Past performance is no guarantee of future results. Please keep in mind investment in mutual funds involves risk, including possible loss of principal invested.

1. "Time to Reassess if Stocks Can Gain More," Wall Street Journal, September 8, 2009, citing Investment Company Institute data.

2. As of 9/30/09: Calvert Ultra-Short Income Fund was ranked 2/69 funds for one year and 1/62 funds for the since-inception period in the Lipper Ultra-Short Obligations Funds category. Calvert Short Duration Income Fund was ranked 28/256 funds for one year, 10/208 funds for three years, 1/177 funds for five years, and 1/121 funds for the since-inception period in the Lipper Short Investment Grade Debt Funds category. Calvert Long-Term Income Fund was ranked 43/148 funds for one year, 2/122 funds for three years, and 1/103 funds for the since-inception period in the Lipper Corporate Debt Funds BBB Rated category.

The inception date for Calvert Short Duration Income Fund is 1/31/02; for Calvert Ultra-Short Income Fund is 10/31/06; and for Calvert Long-Term Income Fund is 12/31/04. During the ranking periods, all three funds benefited from a fee waiver, which had a material effect on total return.

Calvert Fund rankings within Lipper peer groups for the periods ended September 30, 2009.Past performance is no guarantee of future results. Lipper rankings are based on total returns. The returns assume reinvestment of dividends and capital gains but exclude the effects of any applicable sales loads. The Lipper ranking is for Class A shares, and the ranking may include more than one share class of funds in the category, including other share classes of the Fund. Rankings are relative peer group ratings and do not necessarily mean that the Fund had high total returns.

Source: Lipper, Inc.

Bond funds are subject to interest rate risk. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities.

Portfolio Management Discussion

Gregory Habeeb
Senior Vice President and Senior Portfolio Manager of Calvert Asset Management Company

Performance

For the 12 months ended September 30, 2009, Calvert Long-Term Income Fund Class A shares (at NAV) returned 20.58% versus 27.26% for the benchmark Barclays Capital Long U.S. Credit Index. The Fund's relative underweight to the corporate bond sector, which delivered very strong returns, was the key driver of its underperformance relative to the Index.

Investment Climate

One year ago, markets were shaken by one of the greatest panics in U.S. financial history. The panic further damaged the sputtering engine of credit creation that powers the American economy, causing the U.S. to drop deeper into recession. During the past 12 months, outstanding bank loans fell by
4%,1 gross domestic product (GDP) contracted by an estimated 3% (its worst performance in more than 50 years),2 and the U.S. dollar fell by about 1.9% against an index of other major currencies.3

The U.S. government's multi-trillion dollar monetary and fiscal policy response quelled the panic, after several attempts, and helped to improve credit and economic conditions.

Portfolio Statistics
September 30, 2009
Investment Performance
(total return at NAV*)
	6 Months Ended 9/30/09	12 Months Ended 9/30/09

Class A	14.81%	20.58%
Barclays Capital Long U.S. Credit Index**	26.43%	27.26%
Lipper Corp Debt Funds BBB Rated Average	22.16%	17.43%

Maturity Schedule
	Weighted Average
	9/30/09	9/30/08
	12 years	13 years

SEC Yield
	30 days ended
	9/30/09	9/30/08
	2.58%	3.21%

Economic Sectors	% of total investments
Asset Backed Securities	3.2%
Basic Materials	4.9%
Communications	2.2%
Consumer, Cyclical	0.2%
Consumer, Non-cyclical	3.6%
Diversified	1.3%
Energy	3.5%
Financial	26.5%
Government	21.2%
Industrial	6.7%
Mortgage Securities	3.5%
Technology	1.1%
Time Deposit	20.5%
Utilities	1.6%
Total	100%

*Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 3.75% front-end sales charge or any deferred sales charge.

**Source: Lipper Analytical Services, Inc.

The American economy, which hit bottom in the spring, is expected to grow during the next several quarters. However, the projected pace of economic growth is subdued relative to past recoveries and quite dependent on stimulative monetary and fiscal policies.

Actions taken by the U.S. government to support the economy and financial markets required a massive increase in borrowing by the U.S. Treasury. Consequently, U.S. Treasury bond yields increased sharply early in 2009. Higher yields, and little evidence of inflation, whetted international investors' and U.S. households' appetite for U.S. Treasuries, and yields retreated as demand increased. Over the full reporting period, the benchmark 10-year U.S. Treasury note's yield fell 0.55 percentage points to 3.30%,4 and U.S. Treasury bill yields dropped toward the federal funds rate (which is currently near zero). The three-month U.S. Treasury bill yield fell 0.81 percentage points to 0.11%.

Portfolio Strategy

Despite strong gains from active trading strategies, the Fund's sector and duration strategies detracted from relative performance during the reporting period. In general, the Fund maintained a lower allocation to corporate bonds than the benchmark. On September 30, 2008, 47% of the Fund was invested in corporate bonds versus 84% of the benchmark. This allocation helped performance early in the reporting period, as credit spreads--the additional yield corporate bonds offer over Treasuries with comparable maturities in order to attract investors--soared to record highs by the end of 2008. However, it hurt performance over the full reporting period as the average credit spread on the Barclays U.S. Credit Index dropped from 392 basis points on September 30, 2008 to 198 basis points on September 30, 2009.

In addition, the Fund was positioned with a short duration relative to its benchmark. Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the change in price relative to interest rate movements. On September 30, 2008, the Fund's duration was 5.87 years and the benchmark's duration was 10.79 years. As investors started to become more comfortable with risk over the course of the reporting period, corporate bond spreads fell and prices increased, causing the Fund to underperform its benchmark.

Outlook

U.S. government policies were successful in sharply lowering U.S. interest rates and credit risk premiums. This has helped set the stage for economic recovery. However, deleveraging by financial institutions and American households remains a considerable obstacle to economic growth. We expect the Federal Reserve to maintain its current monetary and credit policies well into 2010 while they craft an exit strategy that attempts to limit inflation. The Federal Reserve's ability to correctly gauge the timing and size of stimulus policy removal will influence inflation expectations and, therefore, bond market performance.

Portfolio Statistics
September 30, 2009
Average Annual Total Returns
(with max. load)
Class A
One Year	16.14%
Since Inception	7.73%
(12/31/04)

The performance data shown represents past performance, does not guarantee future results, and does not reflect the deduction of taxes that a shareholder would pay on the Fund's/Portfolio's distributions or the redemption of Fund/Portfolio shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com for current performance data. The gross expense ratio for Class A Shares is 1.66%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects deduction of fund operating expenses.

Credit risk premiums have compressed significantly in recent months, reflecting investors' growing comfort with taking on additional risk as the economy recovers. If the economic recovery gains strength, we will be sensitive to changes in inflation expectations at a time when the government has record-high borrowing needs.

Calvert Long-Term Income Fund remains an important option for retirement investors and others whose goal is to maximize income while also focusing on principal preservation.

October 2009

1. Federal Reserve

2. U.S. Department of Commerce

3. Federal Reserve

4. Federal Reserve and Bloomberg

Performance Comparison
Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics above and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 3.75%. No sales charge has been applied to the indices used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2009 to September 30, 2009).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value 4/1/09	Ending Account Value 9/30/09	Expenses Paid During Period* 4/1/09 - 9/30/09
Actual	$1,000.00	$1,148.10	$6.73
Hypothetical	$1,000.00	$1,018.80	$6.33
(5% return per year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Report of Independent Registered Public Accounting Firm

The Board of Trustees of The Calvert Fund and Shareholders of Calvert Long-Term Income Fund:

We have audited the accompanying statement of assets and liabilities of the Calvert Long-Term Income Fund (the Fund), a series of The Calvert Fund, including the schedule of investments, as of September 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the period from December 31, 2004 (inception) through September 30, 2005. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Long-Term Income Fund as of September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the period from December 31, 2004 (inception) through September 30, 2005, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Philadelphia, Pennsylvania
November 23, 2009

Schedule of Investments
September 30, 2009
	Principal
Asset Backed Securities - 3.2%	Amount	Value
AmeriCredit Automobile Receivables Trust:
5.20%, 3/6/11	$10,378	$10,375
5.21%, 10/6/11	2,723	2,723
4.47%, 1/12/12	518,434	520,726
0.904%, 7/6/12 (r)	116,456	116,003
Capital Auto Receivables Asset Trust:
0.303%, 7/15/10 (r)	20,255	20,242
5.00%, 4/15/11	83,971	85,012
0.943%, 11/15/11 (r)	150,000	150,316
Capital One Auto Finance Trust, 5.25%, 8/15/11	256,730	257,689
Household Automotive Trust, 4.55%, 7/17/12	148,893	151,211
Triad Auto Receivables Owner Trust, 5.28%, 2/13/12	1,156,078	1,158,773

Total Asset-Backed Securities (Cost $2,453,645)		2,473,070

COLLATERALIZED MORTGAGE-BACKED OBLIGATIONS
(PRIVATELY ORIGINATED) - 3.4%
American Home Mortgage Assets:
1.861%, 9/25/46 (r)	127,590	65,981
0.456%, 12/25/46 (r)	1,049,194	495,234
0.371%, 3/25/47 (r)	245,802	112,056
Countrywide Home Loan Mortgage Pass Through Trust, 0.586%,
6/25/35 (b)(e)(r)	158,503	103,027
CS First Boston Mortgage Securities Corp., 5.25%, 12/25/35	197,507	172,366
Impac CMB Trust, 0.516%, 5/25/35 (r)	161,564	86,527
JP Morgan Mortgage Trust, 5.294%, 7/25/35 (r)	271,354	251,783
MASTR Alternative Loans Trust, 6.25%, 7/25/36	88,449	44,712
Residential Funding Mortgage Securities I, Inc., 5.671%,
2/25/36 (r)	867,406	614,730
Structured Asset Securities Corp.: 5.00%, 6/25/35	39,292	34,284
5.50%, 6/25/35	1,000,000	695,139

Total Collateralized Mortgage-Backed Obligations
(Privately Originated) (Cost $2,301,170)		2,675,839

CORPORATE BONDS - 50.0%
Alliance Mortgage Investments, 12.61%, 6/1/10 (b)(r)(x)*	4,817	-
American Express Centurion Bank, 0.324%, 7/13/10 (r)	100,000	99,064
Anadarko Petroleum Corp., 6.95%, 6/15/19	500,000	555,490
Anglo American Capital plc, 9.375%, 4/8/19 (e)	600,000	737,314
Anheuser-Busch InBev Worldwide, Inc., 7.75%, 1/15/19 (e)	100,000	118,415
APL Ltd., 8.00%, 1/15/24	530,000	433,275

	Principal
CORPORATE BONDS - Cont'd	Amount	Value
ArcelorMittal, 5.375%, 6/1/13	$600,000	$619,088
Army Hawaii Family Housing, 5.524%, 6/15/50 (e)	100,000	73,037
Asian Development Bank, 6.22%, 8/15/27	30,000	34,293
Atlantic Marine Corp. Communities LLC, 6.158%, 12/1/51 (b)(e)	60,000	49,489
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (b)(e)(p)*	30,000	300
BAC Capital Trust XV, 1.161%, 6/1/56 (b)(r)	2,500,000	1,387,500
BAE Systems Asset Trust, 6.664%, 9/15/13 (b)(e)	763,568	801,746
Barclays Bank plc, 5.00%, 9/22/16	500,000	503,442
Bayview Research Center Finance Trust, 6.33%, 1/15/37 (b)(e)	49,918	46,600
BellSouth Telecommunications, Inc., 7.00%, 12/1/95	500,000	503,624
Bemis Co., Inc., 6.80%, 8/1/19	500,000	555,223
BNSF Funding Trust I, 6.613% to 1/15/26, floating rate
thereafter to 12/15/55 (r)	1,135,000	1,055,550
BP Capital Markets plc, 1.293%, 3/17/11 (r)	350,000	355,319
Bunge Ltd. Finance Corp., 2.00%, 6/15/19	500,000	582,422
Camp Pendleton & Quantico Housing LLC, 5.937%, 10/1/43 (e)	50,000	40,177
Capital One Capital V, 10.25%, 8/15/39	500,000	555,721
Cargill, Inc., 1.754%, 1/21/11 (e)(r)	70,000	69,881
CC Holdings GS V LLC, 7.75%, 5/1/17 (e)	300,000	312,000
Chase Capital II, 0.983%, 2/1/27 (r)	500,000	335,478
Chase Capital VI, 1.108%, 8/1/28 (b)(r)	500,000	319,211
Chesapeake Energy Corp., 7.625%, 7/15/13	500,000	498,750
CIT Group, Inc., 6.10% to 3/15/17, floating rate thereafter to
3/15/67 (r)(w)	55,000	6,684
Citigroup Funding, Inc., 0.73%, 7/12/12 (r)	500,000	500,857
Citigroup, Inc.:
6.375%, 8/12/14	500,000	518,578
6.00%, 8/15/17	300,000	300,738
Compass Bancshares, Inc., 1.138%, 10/9/09 (e)(r)	100,000	99,998
Credit Agricole SA, 6.637% to 5/31/17, floating rate thereafter
to 5/29/49 (e)(r)	820,000	594,500
Dexia Credit Local, 0.939%, 9/23/11 (e)(r)	300,000	302,919
Discover Financial Services, 0.83%, 6/11/10 (r)	400,000	391,104
Dominion Resources, Inc.:
1.343%, 6/17/10 (r)	80,000	80,432
6.30% to 9/30/11, floating rate thereafter to 9/30/66 (r)	500,000	395,098
Enterprise Products Operating LP, 7.034% to 1/15/18, floating
rate thereafter to 1/15/68 (r)	340,000	297,500
FMG Finance Pty Ltd., 4.361%, 9/1/11 (e)(r)	1,000,000	1,010,000
Ford Motor Credit Co. LLC:
7.375%, 10/28/09	1,000,000	1,000,000
3.26%, 1/13/12 (r)	400,000	360,000
Fort Knox Military Housing, 5.915%, 2/15/52 (e)	130,000	95,111
General Motors Corp.: 8.25%, 7/15/23 (kk)	200,000	30,500
7.40%, 9/1/25 (mm)	200,000	31,000
8.375%, 7/15/33 (nn)	500,000	80,000
Glitnir Banki HF:
3.046%, 4/20/10 (e)(r)(y)(aa)*	75,000	18,375
6.693% to 6/15/11, floating rate thereafter to
6/15/16 (b)(e)(r)(y)(ff)*	150,000	1,500
Great River Energy, 6.254%, 7/1/38 (b)(e)	100,000	105,000
Greif, Inc., 7.75%, 8/1/19 (e)	500,000	502,500

	Principal
CORPORATE BONDS - Cont'd	Amount	Value
HJ Heinz Finance Co., 7.125%, 8/1/39 (e)	$625,000	$746,961
Holcim US Finance Sarl & Cie SCS, 6.00%, 12/30/19 (e)	500,000	495,727
Hospira, Inc., 0.763%, 3/30/10 (r)	250,000	249,328
Ingersoll-Rand Global Holding Co. Ltd., 1.954%, 8/13/10 (r)	200,000	201,326
International Paper Co., 7.50%, 8/15/21	500,000	529,782
Irwin Land LLC:
5.03%, 12/15/25 (e)	758,000	631,763
5.40%, 12/15/47 (e)	125,000	85,588
John Deere Capital Corp., 0.803%, 10/16/09 (r)	950,000	950,077
JPMorgan Chase & Co.:
1.005%, 1/22/10 (r)	50,000	50,079
0.533%, 12/26/12 (r)	500,000	504,065
JPMorgan Chase Capital XXIII, 1.44%, 5/15/47 (r)	500,000	330,535
Koninklijke Philips Electronics NV, 1.449%, 3/11/11 (r)	300,000	300,608
Land O'Lakes Capital Trust I, 7.45%, 3/15/28 (e)	500,000	435,000
Leucadia National Corp., 7.125%, 3/15/17	500,000	480,000
LL & P Wind Energy, Inc. Washington Revenue Bonds,
6.192%, 12/1/27 (e)	100,000	90,422
Lloyds Banking Group plc, 6.657% to 5/21/37, floating rate
thereafter to 12/31/49 (e)(r)	30,000	18,300
Mack-Cali Realty Corp., 7.75%, 8/15/19	500,000	515,197
Massachusetts Institute of Technology, 7.25%, 11/2/96	25,000	30,434
McGuire Air Force Base Military Housing Project, 5.611%,
9/15/51 (b)(e)	30,000	22,779
MetLife, Inc., 0.602%, 6/29/12 (r)	300,000	301,070
Metropolitan Life Global Funding I, 1.205%, 4/14/11 (e)(r)	190,000	189,335
National Fuel Gas Co., 6.50%, 4/15/18	100,000	107,727
NationsBank Cap Trust III, 1.059%, 1/15/27 (r)	65,000	41,029
Nationwide Health Properties, Inc.:
6.90%, 10/1/37	390,000	398,487
6.59%, 7/7/38	30,000	30,551
Noble Group Ltd.:
8.50%, 5/30/13 (e)	300,000	324,750
6.625%, 3/17/15 (e)	160,000	163,400
Ohana Military Communities LLC:
5.675%, 10/1/26 (e)	70,000	63,426
6.00%, 10/1/51 (b)(e)	1,250,000	1,009,975
OPTI Canada, Inc., 7.875%, 12/15/14	100,000	76,750
Overseas Shipholding Group, Inc., 7.50%, 2/15/24	150,000	120,000
Pacific Beacon LLC, 5.628%, 7/15/51 (e)	40,000	28,015
Pepco Holdings, Inc., 0.986%, 6/1/10 (r)	500,000	495,787
Pioneer Natural Resources Co.:
5.875%, 7/15/16	100,000	91,928
7.20%, 1/15/28 (b)	600,000	520,852
PPL Montana LLC, 8.903%, 7/2/20	20,681	20,375
Protective Life Secured Trusts, 4.00%, 10/7/09	600,000	600,078
Puget Sound Energy, Inc., 7.02%, 12/1/27	25,000	29,018
Rabobank Nederland NV, 11.00% to 6/30/19, floating rate
thereafter to 6/29/49 (e)(r)	300,000	369,000
Redstone Arsenal Military Housing, 5.45%, 9/1/26 (e)	25,000	21,547
Rochester Gas & Electric Corp., 6.375%, 9/1/33	10,000	10,408

	Principal
CORPORATE BONDS - Cont'd	Amount	Value
Royal Bank of Scotland Group plc, 7.64% to 9/29/17, floating
rate thereafter to 3/29/49 (b)(r)	$650,000	$325,000
Skyway Concession Co. LLC, 0.563%, 6/30/17 (b)(e)(r)	100,000	81,252
SouthTrust Bank, 6.565%, 12/15/27	120,000	117,997
Sovereign Bank, 2.193%, 8/1/13 (r)	300,000	285,476
Sunoco, Inc., 6.75%, 4/1/11	143,000	151,407
SunTrust Bank, 0.697%, 8/24/15 (r)	500,000	408,482
Svenska Handelsbanken AB, 1.30%, 9/14/12 (e)(r)	500,000	497,136
Time Warner Cable, Inc., 8.25%, 4/1/19	300,000	362,610
Toll Road Investors Partnership II LP, Zero Coupon:
2/15/28 (b)(e)	135,000	26,606
2/15/31 (b)(e)	196,000	29,625
2/15/43 (b)(e)	4,950,000	1,058,656
2/15/45 (b)(e)	8,152,983	1,110,518
UnitedHealth Group, Inc., 0.472%, 6/21/10 (r)	500,000	497,979
Verizon Wireless Capital LLC, 3.025%, 5/20/11 (e)(r)	500,000	514,735
Wachovia Capital Trust III, 5.80% to 3/15/11, floating rate
thereafter to 3/29/49 (r)	400,000	272,000
Wachovia Corp., 7.574%, 8/1/26 (r)	400,000	416,370
Wells Fargo Bank:
6.584%, 9/1/27 (e)	100,000	105,782
6.734%, 9/1/47 (e)	100,000	107,754
Western Refining, Inc., 11.25%, 6/15/17 (e)	400,000	376,000
Windsor Petroleum Transport Corp., 7.84%, 1/15/21 (e)	697,000	641,603
Xerox Corp., 1.042%, 12/18/09 (r)	800,000	799,679
Xstrata Finance Dubai Ltd., 0.804%, 11/13/09 (e)(r)	800,000	799,148
Yara International ASA, 7.875%, 6/11/19 (e)	750,000	817,015

Total Corporate Bonds (Cost $35,476,193)		38,849,112

TAXABLE MUNICIPAL OBLIGATIONS - 2.9%
Adams-Friendship Area Wisconsin School District GO Bonds,
5.47%, 3/1/18	30,000	32,567
Anaheim California Redevelopment Agency Tax Allocation Bonds,
6.506%, 2/1/31	125,000	128,861
California Statewide Communities Development Authority Revenue
Bonds, 5.61%, 8/1/14	30,000	33,628
Camarillo California Community Development Commission Tax
Allocation Bonds, 5.78%, 9/1/26	30,000	22,355
Clark County Nevada Revenue Bonds, 6.881%, 7/1/42	500,000	509,905
Cook County Illinois School District GO Bonds, Zero Coupon,
12/1/24	25,000	8,389
East Lansing Michigan GO Bonds, 5.00%, 4/1/14	85,000	92,596
Ewing Township New Jersey School District GO Bonds, 4.80%,
5/1/16	10,000	10,587
Fairfield California PO Revenue Bonds:
5.22%, 6/1/20	15,000	14,053
5.34%, 6/1/25	15,000	13,385
Florida State First Governmental Financing Commission Revenue
Bonds, 5.30%, 7/1/19	25,000	25,183

	Principal
TAXABLE MUNICIPAL OBLIGATIONS - Cont'd	Amount	Value
Fort Wayne Indiana Redevelopment District Revenue Bonds, 5.24%,
6/1/21	$25,000	$25,327
Grant County Washington Public Utility District No. 2 Revenue
Bonds, 5.48%, 1/1/21	10,000	9,630
Hammonton New Jersey GO Bonds, 5.90%, 3/1/18	15,000	15,708
Illinois State MFH Development Authority Revenue Bonds,
6.537%, 1/1/33	70,000	71,946
Jackson & Williamson Counties Illinois Community High School
District GO Bonds, Zero Coupon, 12/1/21	180,000	80,890
Kern County California PO Revenue Bonds, Zero Coupon,
8/15/20	125,000	62,365
La Mesa California COPs, 6.32%, 8/1/26	30,000	30,918
Lancaster Pennsylvania Parking Authority Revenue Bonds, 5.95%,
12/1/25	50,000	48,187
Leland Stanford Jr. University California Revenue Bonds,
6.875%, 2/1/24	100,000	119,245
Linden New Jersey GO Bonds, 5.63%, 4/1/21	60,000	54,533
Metropolitan Washington DC Airport Authority System
Revenue Bonds, 5.69%, 10/1/30	15,000	15,453
Moreno Valley California Public Financing Authority Revenue
Bonds, 5.549%, 5/1/27	50,000	42,544
Nashville & Davidson County Tennessee Water & Sewage
Revenue Bonds, 4.74%, 1/1/15	80,000	86,190
Nevada State Department of Business & Industry Lease Revenue
Bonds, 5.87%, 6/1/27	50,000	43,047
New York City IDA Revenue Bonds, 6.027%, 1/1/46	30,000	21,885
Oakland California PO Revenue Bonds, Zero Coupon, 12/15/20	120,000	55,096
Oakland California Redevelopment Agency Tax Allocation
Bonds, 5.411%, 9/1/21	30,000	26,539
Orange County California PO Revenue Bonds, Zero
Coupon, 9/1/14	95,000	71,455
Oregon State Local Governments GO Bonds, Zero Coupon,
6/1/18	100,000	58,480
Oregon State School Boards Association GO Bonds,
Zero Coupon, 6/30/16	25,000	17,966
Philadelphia Pennsylvania IDA Revenue Bonds, Zero Coupon,
4/15/20	25,000	11,197
Redlands California PO Revenue Bonds, Zero Coupon:
8/1/27	250,000	66,657
8/1/28	175,000	43,249
San Bernardino California Joint Powers Financing Authority Tax
Allocation Bonds, 5.625%, 5/1/16	40,000	38,120
San Jose California Redevelopment Agency Tax Allocation Bonds,
5.10%, 8/1/20	15,000	13,081
Santa Cruz County California Redevelopment Agency Tax Allocation
Bonds, 5.50%, 9/1/20	40,000	38,320
Schenectady New York Metroplex Development Authority Revenue
Bonds, 5.36%, 8/1/16	40,000	41,998
Thorp Wisconsin School District GO Bonds, 6.15%, 4/1/26	40,000	41,850
Thousand Oaks California Redevelopment Agency Tax Allocation
Bonds, 5.25%, 12/1/21	50,000	45,264

	Principal
TAXABLE MUNICIPAL OBLIGATIONS - Cont'd	Amount	Value
Utah State Housing Corp. Military Housing Revenue Bonds:
5.392%, 7/1/50	$15,000	$12,274
5.442%, 7/1/50	10,000	8,244
West Contra Costa California Unified School District COPs, 5.03%,
1/1/20	15,000	13,513
West Covina California Public Financing Authority Lease Revenue
Bonds, 6.05%, 6/1/26	40,000	34,924

Total Taxable Municipal Obligations (Cost $2,325,173)		2,257,604

U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES - 3.0%
AgFirst Farm Credit Bank, 8.393% to 12/15/11, floating rate
thereafter to 12/15/16 (b)(r)	300,000	270,000
AgriBank FCB, 9.125%, 7/15/19	500,000	535,483
Federal Home Loan Bank, 5.00%, 11/17/17	400,000	438,288
New Valley Generation V, 4.929%, 1/15/21	37,017	36,867
US AgBank FCB, 6.11% to 7/10/12, floating rate thereafter to
12/31/49 (b)(e)(r)	400,000	224,000
Vessel Management Services, Inc., 5.125%, 4/16/35	750,000	788,550

Total U.S. Government Agencies And Instrumentalities
(Cost $2,067,327)		2,293,188

U.S. TREASURY - 14.6%
United States Treasury Bonds:
4.50%, 5/15/38	840,000	903,919
3.50%, 2/15/39	156,000	141,302
4.25%, 5/15/39	1,000,000	1,034,531
4.50%, 8/15/39	470,000	506,645
United States Treasury Notes: 2.375%, 9/30/14	470,000	471,249
3.125%, 5/15/19	3,710,500	3,650,784
3.625%, 8/15/19	4,490,000	4,608,564

Total U.S. Treasury (Cost $11,118,746)		11,316,994

SOVEREIGN GOVERNMENT BONDS - 0.4%
Province of Ontario Canada, 0.875%, 5/22/12 (r)	300,000	300,841

Total Sovereign Government Bonds (Cost $300,000)		300,841

TIME DEPOSIT - 20.2%
State Street Corp. Time Deposit, 0.01%, 10/1/09	15,676,618	15,676,618

Total Time Deposit (Cost $15,676,618)		15,676,618

EQUITY SECURITIES - 0.6%	Shares	Value
Conseco, Inc.*	1,712	$9,005
First Republic Preferred Capital Corp., Preferred (e)*	500	450,000

Total Equity Securities (Cost $405,994)		459,005

TOTAL INVESTMENTS (Cost $72,124,866) - 98.3%		76,302,271
Other assets and liabilities, net - 1.7%		1,334,467
Net Assets - 100%		$77,636,738

Futures	# of Contracts	Underlying Expiration Date	Unrealized Face Amount at Value	Appreciation (Depreciation)
Purchased:
10 Year U.S. Treasury Notes	93	12/09	$11,004,516	$171,156
30 Year U.S. Treasury Bonds	46	12/09	5,583,250	120,520
Total Purchased				$291,676

Sold:
2 Year U.S. Treasury Notes	130	12/09	$28,205,938	($104,648)
5 Year U.S. Treasury Notes	18	12/09	2,089,688	(16,793)
Total Sold				($121,441)

(b) This security was valued by the Board of Trustees. See note A.

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(p) The State of New York Insurance Department has prohibited Atlantic Mutual Insurance Co. from making interest payments. This security is no longer accruing interest.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(w) Security is in default and is no longer accruing interest.

(x) Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.

(y) The government of Iceland took control of Glitnir Bank HF (the "Bank") on October 8, 2008. The government has prohibited the Bank from paying any claims owed to foreign entities. As of October 9, these securities are no longer accruing interest.

(aa) Glitnir Banki HF Bonds due 4/20/2010 are in default for interest. During the period, $508 of interest was written off.

(ff) Glitnir Banki HF Bonds due 6/15/2016 are in default for interest. During the period, $3,179 of interest was written off.

(kk) General Motors filed for Chapter 11 bankruptcy on June 1, 2009. This security is no longer accruing interest and $6,279 of interest was written off during the period.

(mm) General Motors filed for Chapter 11 bankruptcy on June 1, 2009. This security is no longer accruing interest and $3,741 of interest was written off during the period.

(nn) General Motors filed for Chapter 11 bankruptcy on June 1, 2009. This security is no longer accruing interest  and $31,872 of interest was written off during the period.

* Non-income producing security.

Abbreviations:
COPs: Certificates of Participation
GO: General Obligation
IDA: Industrial Development Authority
LLC: Limited Liability Corporation
LP: Limited Partnership
MFH: Multi-Family Housing
PO: Pension Obligation

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2009
Assets
Investments in securities, at value (Cost $72,124,866) - see accompanying schedule	$76,302,271
Cash	931
Receivable for securities sold	2,706,590
Receivable for shares sold	561,287
Interest and dividends receivable	612,375
Other assets	218,643
Total assets	80,402,097

Liabilities
Payable for securities purchased	2,449,672
Payable for shares redeemed	177,661
Payable for futures variation margin	37,672
Payable to Calvert Asset Management Company, Inc.	48,667
Payable to Calvert Administrative Services Company	18,555
Payable to Calvert Shareholder Services, Inc.	1,539
Payable to Calvert Distributors, Inc.	15,463
Accrued expenses and other liabilities	16,130
Total liabilities	2,765,359
Net Assets	$77,636,738

Net Assets Consist of:
Paid-in capital applicable to 4,454,909 shares of
beneficial interest, unlimited number of no par
shares authorized	$69,660,884
Undistributed net investment income	7,732
Accumulated net realized gain (loss) on investments	3,620,482
Net unrealized appreciation (depreciation) on investments	4,347,640

Net Assets	$77,636,738

Net Asset Value Per Share	$17.43

See notes to financial statements.

Statement of Operations
Year Ended September 30, 2009
Net Investment Income
Investment Income:
Interest income	$2,274,014
Total investment income	2,274,014

Expenses:
Investment advisory fee	193,517
Administrative fees	145,138
Transfer agency fees and expenses	140,571
Trustees' fees and expenses	2,657
Distribution Plan expenses	120,948
Custodian fees	39,329
Accounting fees	7,921
Registration fees	17,070
Reports to shareholders	15,391
Professional fees	20,509
Miscellaneous	1,610
Total expenses	704,661
Reimbursement from Advisor	(92,608)
Fees paid indirectly	(7,311)
Net expenses	604,742
Net Investment Income	1,669,272

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	3,982,152
Futures	(191,023)
3,791,129

Change in unrealized appreciation (depreciation) on:
Investments	5,149,999
Futures	200,467
5,350,466

Net Realized and Unrealized Gain
(Loss)	9,141,595

Increase (Decrease) in Net Assets
Resulting From Operations	$10,810,867

See notes to financial statements.

Statements of Changes in Net Assets
	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2009	2008
Operations:
Net investment income	$1,669,272	$787,214
Net realized gain (loss) on investments	3,791,129	815,596
Change in unrealized appreciation (depreciation)	5,350,466	(948,863)

Increase (Decrease) in Net Assets
Resulting From Operations	10,810,867	653,947

Distributions to shareholders from:
Net investment income	(1,582,454)	(779,160)
Net realized gain	(989,458)	(317,167)
Total distributions	(2,571,912)	(1,096,327)

Capital share transactions:
Shares sold	58,449,937	23,647,400
Reinvestment of distributions	2,194,433	958,721
Redemption fees	5,343	2,068
Shares redeemed	(20,783,667)	(6,773,239)
Total capital share transactions	39,866,046	17,834,950

Total Increase (Decrease) in Net Assets	48,105,001	17,392,570

Net Assets
Beginning of year	29,531,737	12,139,167
End of year (including undistributed
net investment income of $7,732 and
$3,251, respectively)	$77,636,738	$29,531,737

Capital Share Activity
Shares sold	3,713,517	1,507,320
Reinvestment of distributions	141,812	61,307
Shares redeemed	(1,313,612)	(432,496)
Total capital share activity	2,541,717	1,136,131

See notes to financial statements.

Notes to Financial Statements

Note A ---- Significant Accounting Policies

General: The Calvert Long-Term Income Fund (the "Fund"), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series are accounted for separately. The Fund offers Class A shares which are sold with a maximum front-end sales charge of 3.75%.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Municipal securities are valued utilizing a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Fund's net asset value determination, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At September 30, 2009, securities valued at $7,493,636, or 9.7% of net assets were fair valued in good faith under the direction of the Board of Trustees.

The Fund utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Fund's policy regarding valuation of investments, please refer to the Fund's most recent prospectus.

The following is a summary of the inputs used to value the Fund's net assets as of September 30, 2009:
	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Equity securities	$459,005	-	-	$459,005
Asset backed securities	-	$2,473,070	-	2,473,070
Collateralized mortgage-backed obligations	-	2,572,812	$103,027	2,675,839
Corporate debt	-	31,952,503	6,896,609	38,849,112
Municipal obligations	-	2,257,604	-	2,257,604
U.S. government obligations	-	13,116,182	494,000	13,610,182
Other debt obligations	-	15,977,459	-	15,977,459
TOTAL	$459,005	$68,349,630	$7,493,636	$76,302,271
Other financial instruments*	$170,235	-	-	$170,235

* Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/ depreciation on the instrument.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Collateralized Mortgage- Backed Obligations	Corporate Debt	U.S. Government Obligations	Total
Balance as of 9/30/08	$0	$1,214,650	$0	$1,214,650
Accrued discounts/premiums	2,129	44,514	6,169	52,812
Realized gain (loss)	8,346	74,395	-	82,741
Change in unrealized
appreciation (depreciation)	11,471	771,660	132,831	915,962
Net purchases (sales)	81,081	499,937	355,000	936,018
Transfers in and/ or out of Level 3	-	4,291,453	- 4,291,453
Balance as of 9/30/09	$103,027	$6,896,609	$494,000	$7,493,636

For the period ended September 30 2009, total change in unrealized gain (loss) on Level 3 securities included in the change in net assets was $1,848,004. Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Futures Contracts: The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. Government obligations. The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to hedge against changes in the value of interest rates. The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms. Futures contracts are designed by boards of trade which are designated "contracts markets" by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.

Short Sales: The Fund may use a hedging technique that involves short sales of U.S. Treasury securities for the purposes of managing the duration of the Fund. Any short sales are "covered" with an equivalent amount of high-quality, liquid securities.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See Schedule of Investments footnotes on page 22.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Foreign Currency Transactions: The Fund's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund. The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In July 2009, the Financial Accounting Standards Board (FASB) launched the FASB Accounting Standards CodificationTM as the single source of authoritative nongovernmental U.S. generally accepted accounting principles (GAAP). The Codification is effective for interim and annual periods ending after September 15, 2009. All existing accounting standards documents are superseded as described in FASB Statement No. 168, The FASB Accounting Standards CodificationTM and the Hierarchy of Generally Accepted Accounting Principles. All other accounting literature not included in the Codification is nonauthoritative.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives a monthly fee based on an annual rate of .40% of the Fund's average daily net assets.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2010. The contractual expense cap is 1.25%. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .30% of the average daily net assets.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. The Distribution Plan, adopted by Class A shares, allows the Fund to pay the Distributor for expenses and services associated with the distribution of shares. The expenses paid may not exceed .50% annually of the Fund's average daily net assets of Class A. The amount actually paid by the Fund is an annualized fee, payable monthly of .25% of the Fund's average daily net assets of Class A.

The Distributor received $26,524 as its portion of the commissions charged on sales of the Fund's Class A shares for the year ended September 30, 2009.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $12,279 for the year ended September 30, 2009. Boston Financial Data Services, Inc., is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $32,000 plus up to $1,500 for each Board and Committee meeting attended. Trustee's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than short-term and U.S. government securities, were $119,456,359 and $93,453,636, respectively. U.S. government security purchases and sales were $156,670,002 and $155,671,568, respectively.

The cost of investments owned at September 30, 2009 for federal income tax purposes was $72,269,249. Net unrealized appreciation aggregated $4,033,022, of which $5,102,480 related to appreciated securities and $1,069,458 related to depreciated -securities.

The Fund intends to elect to defer net capital losses of $168,831 incurred from November 1, 2008 through September 30, 2009 and treat them as arising in the fiscal year ending September 30, 2010.

The tax character of dividends and distributions paid during the years ended September 30, 2009 and September 30, 2008 were as follows:
Distributions paid from:	2009	2008
Ordinary income	$2,308,036	$1,087,332
Long term capital gain	263,876	8,995
Total	$2,571,912	$1,096,327

As of September 30, 2009, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:
Undistributed ordinary income	$4,108,398
Undistributed long term capital gain	4,112
Unrealized appreciation (depreciation)	4,033,022
Total	$8,145,532

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. These book-tax differences are mainly due to wash sales, deferral of post October losses, Section 1256 contracts, and interest defaults.

Reclassifications, as shown in the table below, have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassification for the Fund are due to asset-backed securities.

Undistributed net investment income	($82,337)
Accumulated net realized gain (loss)	82,337

The Fund may sell or purchase securities to and from other Funds managed by the Advisor, typically short-term variable demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended September 30, 2009, such purchase and sales transactions were $28,073 and $323,406, respectively. The Fund realized a loss of $4,764 on the sales transactions.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .15% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2009. For the year ended September 30, 2009, borrowings by the Fund under the Agreement were as follows:
Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$34,748	0.75%	$1,835,218	May 2009

Note E -- Subsequent Events

In preparing the financial statements as of September 30, 2009, no subsequent events or transactions occurred through November 23, 2009, the date the financial statements were issued, that would have materially impacted the financial statements as presented.

Notice to Shareholders (Unaudited)

For the fiscal year ended September 30, 2009, in order to meet certain requirements of the Internal Revenue Code, we are advising you that the Fund designates $263,876 of the long term capital gain distributions paid during the year or the maximum amount allowable but not less than the aforementioned amount as capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

Financial Highlights
		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2009	2008	2007
Net asset value, beginning	$15.44	$15.62	$15.36
Income from investment operations
Net investment income	.54	.62	.62
Net realized and unrealized gain (loss)	2.46	.20	.27
Total from investment operations	3.00	.82	.89
Distributions from
Net investment income	(.52)	(.61)	(.61)
Net realized gain	(.49)	(.39)	(.02)
Total distributions	(1.01)	(1.00)	(.63)
Total increase (decrease) in net asset value	1.99	(.18)	.26
Net asset value, ending	$17.43	$15.44	$15.62

Total return*	20.58%	5.31%	5.92%
Ratios to average net assets:A
Net investment income	3.45%	3.96%	4.09%
Total expenses	1.46%	1.66%	2.03%
Expenses before offsets	1.27%	1.28%	1.30%
Net expenses	1.25%	1.25%	1.25%
Portfolio turnover	781%	604%	767%
Net assets, ending (in thousands)	$77,637	$29,532	$12,139

	Periods Ended
	September 30,	September 30,
Class A Shares	2006	2005^
Net asset value, beginning	$15.52	$15.00
Income from investment operations
Net investment income	.58	.27
Net realized and unrealized gain (loss)	.08	.52
Total from investment operations	.66	.79
Distributions from
Net investment income	(.58)	(.27)
Net realized gain	(.24)	--
Total distributions	(.82)	(.27)
Total increase (decrease) in net asset value	(.16)	.52
Net asset value, ending	$15.36	$15.52

Total return*	4.49%	5.29%**
Ratios to average net assets:A
Net investment income	4.04%	2.41% (a)
Total expenses	3.76%	6.82% (a)
Expenses before offsets	1.55%	1.51% (a)
Net expenses	1.25%	1.25% (a)
Portfolio turnover	547%	931%
Net assets, ending (in thousands)	$4,995	$2,051

See notes to financial highlights.

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a) Annualized.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

** Total return would have been 5.15% without the payment by affiliate. On March 30, 2005, the Advisor voluntarily contributed $2,658 to the Fund to reimburse the effect of a realized loss caused by a trading error. This transaction was deemed a "payment by affiliate."

^ From December 31, 2004, inception.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date -values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustee and Officer Information Table
Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT TRUSTEES/DIRECTORS
RICHARD L. BAIRD, JR. AGE: 61	Trustee/ Director	1976 (CTFR - 1980) (CMF - 1992)	President and CEO of Adagio Health Inc. (formerly Family Health Council, Inc.) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	29
DOUGLAS E. FELDMAN, M.D. AGE: 61	Trustee/ Director	1982 (CMF - 1992)	Managing partner of Feldman Otolaryngology, Head and Neck Surgery in Washington, D.C. A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	12
JOHN G. GUFFEY, JR. AGE: 61	Trustee/ Director	1976 (CTFR - 1980) (CMF - 1992)	Treasurer and Director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003) and President of Aurora Press Inc., a privately held publisher of trade paperbacks.	29	Ariel Funds (3) Calvert Social Investment Foundation Calvert Ventures, LLC
M. CHARITO KRUVANT AGE: 63	Trustee/ Director	1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	37	Acacia Federal Savings Bank Summit Foundation The Community Foundation for the National Capital Region
ARTHUR J. PUGH AGE: 72	Trustee/ Director	1982 (CMF - 1992)	Retired executive.	37	Acacia Federal Savings Bank
INTERESTED TRUSTEES/DIRECTORS
BARBARA J. KRUMSIEK AGE: 57	Trustee/ Director & President	1997	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	54	Calvert Social Investment Foundation Pepco Holdings, Inc. Acacia Life Insurance Company (Chair)
DAVID R. ROCHAT AGE: 71	Trustee/ Director & Senior Vice President	1980 (CMF - 1992)	Executive Vice President of Calvert Asset Management Company, Inc. (prior to 2008) and Director and President of Chelsea Securities, Inc.	12	Government Scientific Source, Inc. Chelsea Securities, Inc. Vermont Quality Meats
D. WAYNE SILBY, Esq. AGE: 61	Trustee/ Director & Chair	1976 (CTFR - 1980) (CMF - 1992)	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003).	29	UNIFI Mutual Holding Company Calvert Social Investment Foundation Grameen Foundation USA Studio School Fund Syntao.com China The ICE Organization
OFFICERS
KAREN BECKER AGE: 56	Chief Compliance Officer	2005

Chief Compliance Officer for the Calvert Funds. In March 2009, Ms. Becker also became Head of the Securities Operations Department for Calvert Asset Management Company, Inc. Prior to 2005, Ms. Becker was Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.

SUSAN WALKER BENDER, Esq. AGE: 50	Assistant Vice President & Assistant Secretary	1988 (CMF - 1992)	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
JENNIFER BERG AGE: 36	Assistant Fund Controller	2009	Fund Administration Manager for Calvert Group Ltd.
THOMAS DAILEY AGE: 45	Vice President	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	1996	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Group, Ltd., and Chief Compliance Officer for Calvert Asset Management Company, Inc. and Calvert Distributors, Inc.
TRACI L. GOLDT AGE: 35	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 59	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 44	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, Esq. AGE: 39	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 52	Assistant Secretary	2007	Assistant Secretary and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	2007

Assistant Vice President, Assistant Secretary, and Associate Counsel Compliance Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 57	Assistant Vice President & Assistant Secretary	2005	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
ANDREW K. NIEBLER, Esq. AGE: 42	Assistant Vice President & Assistant Secretary	2006	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Group, Ltd. Prior to joining Calvert, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton LLP.
CATHERINE P. ROY AGE: 53	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 62	Vice President & Secretary	1990 (CMF - 1992)	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 41	Vice President	2008

Senior Vice President of Calvert Asset Management Company, Inc., and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

RONALD M. WOLFSHEIMER, CPA AGE: 57	Treasurer	1979 (CTFR - 1980) (CMF - 1992)	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.
MICHAEL V. YUHAS JR., CPA AGE: 48	Fund Controller	1999	Vice President of Fund Administration of Calvert Group, Ltd.

The address of Directors/Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates and a director of its parent companies. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor. Mr. Rochat is an interested person of the Fund since he was an officer of the Fund's advisor.

Additional information about the Fund's Directors/Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Calvert Long-Term Income fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Calvert's Family of Funds

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Balanced and Asset Allocation Funds
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

Calvert Ultra-Short Income Fund

Annual Report

September 30, 2009

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4	President's Letter
8	Portfolio Management Discussion
12	Shareholder Expense Example
14	Report of Independent Registered Public Accounting Firm
15	Statement of Net Assets
21	Statement of Operations
22	Statements of Changes in Net Assets
23	Notes to Financial Statements
30	Financial Highlights
31	Explanation of Financial Tables
33	Proxy Voting and Availability of Quarterly Portfolio Holdings
35	Trustee and Officer Information Table

Dear Shareholder:

The watershed financial and economic events of the past 12 months have tested the resilience of the global markets and investors in an unprecedented fashion, and we are likely to see changes in the structure and regulation of financial institutions and the markets for years to come. It was a time period full of dramatic reversals, where investor sentiment shifted from acute fear to cautious optimism and the financial markets moved from the brink of near collapse to rebound strongly in many sectors. Despite these positive trends, we share the concerns of many market analysts that the markets may have risen "too far too fast," as worries persist about a weak economy, jobless recovery, and the housing and credit markets.

The year began with markets worldwide moving lower in response to the burgeoning credit crisis and continued global economic malaise. In the U.S., investors abandoned any type of investment perceived to have credit or liquidity risk, instead favoring Treasuries, CDs, and money market funds, despite their low yields. Cash invested in money-market funds ballooned to $3.92 trillion in January 2009 from $2.91 trillion when stocks peaked in October 2007.1

By late March, however, things began to turn around. Investors gained confidence, encouraged by the "green shoots" in newly released economic data and the perceived success of U.S. government stimulus and monetary policies. This, combined with renewed confidence in the soundness of the U.S. banking system following the government's "stress tests," helped fuel a rally in stocks, commodities, and many sectors of the bond market.

Fixed-Income Markets Move Higher

Early in 2009, investors began to slowly regain confidence in the non-Treasury sectors of the fixed-income market, including high-yield and investment-grade corporate bonds, which saw record levels of new issuance. By the end of June, investors had increasingly abandoned the "safe haven" areas of the market in search of higher yield and total return potential. These trends continued throughout the summer, with corporate bond prices rallying across the maturity and credit-quality spectrum. By September 30, high-yield and investment-grade corporate bonds had rebounded strongly from their 2008 lows, while Treasuries slumped.

Expertise in Fixed-Income Management

This shifting market scenario presented both challenges and opportunities for Calvert's fixed-income funds and management team. Overall, our taxable bond funds avoided the vast majority of subprime-related defaults that plagued some competing funds during the 12-month period. Of course, our funds were not immune to the unprecedented bond-market volatility, and several had short-term challenges.

Calvert's taxable fixed-income investment team, led by Greg Habeeb, Calvert Senior Vice President, uses a rigorous relative-value investment process to evaluate potential investments in any type of market cycle. Notably, several of our taxable fixed-income funds outperformed their Lipper peer groups for the reporting period. Among our short-term bond funds, Calvert Ultra-Short Income Fund placed in the top 10% and Calvert Short Duration Income Fund placed in the top 15% of their respective Lipper categories. At the other end of the maturity spectrum, Calvert Long-Term Income Fund placed in the top 30% of its Lipper category.2

Challenges Ahead for Global Markets, Economy

Although the stress that has gripped our global economies and markets since last September after the failure of Lehman Brothers has eased--and a measure of investor confidence has clearly been restored--we are far from being "out of the woods." On the positive side, many key economic indicators, such as housing and unemployment, appear to have bottomed and may be stabilizing. In our view, however, global market volatility and uneven economic recovery are likely to continue as the root causes of the credit crisis and financial reforms continue to be unwound and addressed.

Internationally, the nations at the September G-20 summit met to enact changes to international economic policies that will promote "sustainable and balanced growth" among both developed and emerging countries. On the home front, the government is grappling with credit-rating agency reform, banking reform, and the roles of the Federal Reserve and itself in the oversight of financial institutions and the markets, among many critical issues. In our view, over time, these efforts may work to redress some of the systemic imbalances revealed in our global financial system, providing additional stability to the economy and markets.

Looking ahead, we believe there will continue to be important opportunities for bond investors across a wide range of sectors and maturities. In this still-volatile environment, a flexible investment strategy, combined with rigorous credit research and security selection--all key features of Calvert's fixed-income management strategy--will be especially vital portfolio management tools.

Stay Current with Your Financial Advisor

The financial markets will probably continue to be volatile for the foreseeable future. If you're concerned about your current portfolio holdings and how to navigate the current market environment, talk with your financial advisor about whether your allocation to bonds is appropriate and well-diversified given your goals, time horizon, and attitude toward risk.

We also encourage you to visit our newly enhanced web site, www.calvert.com, for frequent updates and commentary on economic and market developments from Calvert professionals.

As always, we appreciate your investing with Calvert.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
October 2009

For more complete information on any Calvert Fund, call your advisor or visit our website for a prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

Past performance is no guarantee of future results. Please keep in mind investment in mutual funds involves risk, including possible loss of principal invested.

1. "Time to Reassess if Stocks Can Gain More," Wall Street Journal, September 8, 2009, citing Investment Company Institute data.

2. As of 9/30/09: Calvert Ultra-Short Income Fund was ranked 2/69 funds for one year and 1/62 funds for the since-inception period in the Lipper Ultra-Short Obligations Funds category. Calvert Short Duration Income Fund was ranked 28/256 funds for one year, 10/208 funds for three years, 1/177 funds for five years, and 1/121 funds for the since-inception period in the Lipper Short Investment Grade Debt Funds category. Calvert Long-Term Income Fund was ranked 43/148 funds for one year, 2/122 funds for three years, and 1/103 funds for the since-inception period in the Lipper Corporate Debt Funds BBB Rated category.

The inception date for Calvert Short Duration Income Fund is 1/31/02; for Calvert Ultra-Short Income Fund is 10/31/06; and for Calvert Long-Term Income Fund is 12/31/04. During the ranking periods, all three funds benefited from a fee waiver, which had a material effect on total return.

Calvert Fund rankings within Lipper peer groups for the periods ended September 30, 2009.Past performance is no guarantee of future results. Lipper rankings are based on total returns. The returns assume reinvestment of dividends and capital gains but exclude the effects of any applicable sales loads. The Lipper ranking is for Class A shares, and the ranking may include more than one share class of funds in the category, including other share classes of the Fund. Rankings are relative peer group ratings and do not necessarily mean that the Fund had high total returns.

Source: Lipper, Inc.

Bond funds are subject to interest rate risk. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities.

Portfolio Management Discussion

Gregory Habeeb
Senior Vice President and Senior Portfolio Manager of Calvert Asset Management Company

Performance

For the 12 months ended September 30, 2009, Calvert Ultra-Short Income Fund Class A shares (at NAV) returned 6.42% versus 2.30% for the Barclays Capital Short Treasury 9-12 Month Index. The Fund's relative outperformance was due to its exposure to agency notes and corporate securities.

Investment Climate

One year ago, markets were shaken by one of the greatest panics in U.S. financial history. The panic further damaged the sputtering engine of credit creation that powers the American economy, causing the U.S. to drop deeper into recession. During the past 12 months, outstanding bank loans fell by 4%,1 gross domestic product (GDP) contracted by an estimated 3% (its worst performance in more than 50 years),2 and the U.S. dollar fell by about 1.9% against an index of other major currencies.3

The U.S. government's multi-trillion dollar monetary and fiscal policy response quelled the panic, after several attempts, and helped

Portfolio Statistics
September 30, 2009
Investment Performance
(total return at NAV*)
	6 Months ended 9/30/09	12 Months ended 9/30/09

Class A	5.11%	6.42%
Barclays Capital Short Treasury 9-12
Month Index**	0.59%	2.30%
Lipper Ultra-Short Obligations Funds Average	4.47%	1.75%

Maturity Schedule
	Weighted Average
	9/30/09	9/30/08
	403 days	94 days

SEC Yield
	30 days ended
	9/30/09	9/30/08
	1.03%	2.23%

Economic Sectors	% of total investments
Asset Backed Securities	8.6%
Basic Materials	1.8%
Communications	1.3%
Consumer, Cyclical	1.0%
Consumer, Non-cyclical	3.4%
Energy	2.7%
Financials	30.7%
Government	7.4%
Industrials	3.5%
Insurance	0.3%
Mortgage Securities	3.8%
Technology	2.0%
Time Deposit	30.8%
Utilities	2.7%
Total	100%

*Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 1.25% front-end sales charge or any deferred sales charge.

**Source: Lipper Analytical Services, Inc.

to improve credit and economic conditions. The American economy, which hit bottom in the spring, is expected to grow during the next several quarters. However, the projected pace of economic growth is subdued relative to past recoveries and quite dependent on stimulative monetary and fiscal policies.

Actions taken by the U.S. government to support the economy and financial markets required a massive increase in borrowing by the U.S. Treasury. Consequently, U.S. Treasury bond yields increased sharply early in 2009. Higher yields, and little evidence of inflation, whetted international investors' and U.S. households' appetite for U.S. Treasuries, and yields retreated as demand increased. Over the full reporting period, the benchmark 10-year U.S. Treasury note's yield fell 0.55 percentage points to 3.30%,4 and U.S. Treasury bill yields dropped toward the federal funds rate (which is currently near zero). The three-month U.S. Treasury bill yield fell 0.81 percentage points to 0.11%.

Portfolio Strategy

While U.S. Treasuries delivered strong returns over the reporting period, agency and corporate bonds outpaced them. The Fund's allocation to these sectors of the market helped drive its strong relative returns, especially during 2009. At the beginning of January, more than 60% of the Fund was allocated to short-duration agency and corporate securities, which are not in the benchmark. The Fund's strong sector allocation offset the negative drag created by its short relative duration during a period when longer-duration bonds outperformed. Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the change in price relative to interest rate movements.

Over the full reporting period, active trading strategies made positive contributions to performance.

Portfolio Statistics
September 30, 2009
Average Annual Total Returns
(with max. load)
(with max. load)	Class A Shares
One year	5.08%
Since Inception	4.72%
(10/31/06)

The performance data shown represents past performance, does not guarantee future results, and does not reflect the deduction of taxes that a shareholder would pay on the Fund's/Portfolio's distributions or the redemption of Fund's/Portfolio shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com for current performance data. The gross expense ratio is 2.09%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects deduction of fund operating expenses.

Performance Comparison
Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics above and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 1.25%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge.

Outlook

Government policies were successful in sharply lowering U.S. interest rates and credit risk premiums (the amount of additional yield required to attract investors to investments that are perceived to have greater credit risk), which helped set the stage for economic recovery. However, deleveraging by financial institutions and American households remains a considerable obstacle to economic growth. We expect the Federal Reserve to maintain its current monetary and credit policies well into 2010 while crafting an exit strategy that will attempt to limit inflation. The Federal Reserve's ability to correctly gauge the timing and size of stimulus policy removal will influence inflation expectations and, therefore, bond market performance.

Credit risk premiums have compressed significantly in recent months, reflecting investors' growing comfort with taking on additional risk as the economy recovers. If the economic recovery gains strength, we will be sensitive to changes in inflation expectations at a time when the government has record-high borrowing needs.

Calvert Ultra-Short Income Fund remains an important tool for investors who are concerned about preserving principal while pursuing some income. When interest rates are generally low and markets are volatile, short-term bonds offer greater return potential than cash--along with some additional risk--and generally greater price stability than longer-term bond options. This can help protect principal should interest rates increase and bond prices move lower.

October 2009

1. Federal Reserve
2. U.S. Department of Commerce
3. Federal Reserve
4. Federal Reserve and Bloomberg

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2009 to September 30, 2009).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value 4/1/09	Ending Account Value 9/30/09	Expenses Paid During Period* 4/1/09 - 9/30/09
Actual	$1,000.00	$1,051.10	$4.58
Hypothetical	$1,000.00	$1,020.61	$4.51
(5% return per year before expenses)

*Expenses are equal to the Fund's annualized expense ratio of 0.89%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Report of Independent Registered Public Accounting Firm

The Board of Trustees of The Calvert Fund and Shareholders of Calvert Ultra-Short Income Fund:

We have audited the accompanying statement of net assets of the Calvert Ultra-Short Income Fund (the Fund), a series of The Calvert Fund, as of September 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period from October 31, 2006 (inception) through September 30, 2007. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Ultra-Short Income Fund as of September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period from October 31, 2006 (inception) through September 30, 2007, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Philadelphia, Pennsylvania
November 23, 2009

Statement of Net Assets
September 30, 2009
	Principal
Asset Backed Securities - 8.3%	Amount	Value
AmeriCredit Automobile Receivables Trust:
5.20%, 3/6/11	$16,308	$16,303
5.21%, 10/6/11	50,220	50,222
2.004%, 1/12/12 (r)	311,060	311,554
4.47%, 1/12/12	588,422	591,024
0.334%, 5/6/12 (r)	216,699	212,296
4.63%, 6/6/12	278,790	281,286
0.904%, 7/6/12 (r)	72,785	72,502
5.49%, 7/6/12	462,911	470,835
AmeriCredit Prime Automobile Receivable Trust, 5.27%, 11/8/11	215,308	217,009
Capital Auto Receivables Asset Trust:
0.303%, 7/15/10 (r)	52,662	52,630
4.73%, 9/15/10	268,705	269,058
0.343%, 2/15/11 (r)	100,000	99,460
5.00%, 4/15/11	83,971	85,012
4.98%, 5/15/11	134,654	136,666
0.943%, 11/15/11 (r)	500,000	501,053
0.523%, 2/15/14 (r)	282,756	280,661
Capital One Auto Finance Trust:
5.25%, 8/15/11	256,730	257,689
0.283%, 10/15/12 (r)	473,257	455,166
Carmax Auto Owner Trust, 0.943%, 4/15/11 (r)	167,588	167,618
Chase Funding Mortgage Loan Asset-Backed Certificates,
4.396%, 2/25/30	674,241	608,784
Daimler Chrysler Auto Trust:
4.98%, 2/8/11	65,035	65,524
4.98%, 11/8/11	38,786	39,351
DB Master Finance LLC, 5.779%, 6/20/31 (e)	400,000	377,284
Ford Credit Auto Owner Trust:
0.843%, 7/15/10 (r)	6,833	6,833
5.16%, 11/15/10	36,588	36,690
5.07%, 12/15/10	70,757	71,220
GE Capital Credit Card Master Note Trust,
0.283%, 3/15/13 (r)	160,000	159,529
GS Auto Loan Trust:
5.39%, 12/15/11	81,839	83,348
4.56%, 11/15/13	53,701	53,753
Harley-Davidson Motorcycle Trust:
1.143%, 11/15/11 (r)	31,502	31,526
5.10%, 5/15/12	213,693	216,613
Household Automotive Trust:
5.43%, 6/17/11	219,542	221,740
5.61%, 8/17/11	38,273	38,609
5.28%, 9/17/11	46,624	47,104
4.55%, 7/17/12	74,447	75,605
Hyundai Auto Receivables Trust, 5.34%, 11/15/12	36,318	36,465
Long Beach Auto Receivables Trust, 4.25%, 4/15/12	220,160	216,369

	Principal
Asset Backed Securities - Cont'd	Amount	Value
Triad Auto Receivables Owner Trust:
5.41%, 8/12/11	$359,319	$359,908
5.28%, 2/13/12	534,974	536,221

Total Asset-Backed Securities (Cost $7,632,171)		7,810,520

Collateralized Mortgage-Backed
Obligations (Privately Originated) - 3.2%
Adjustable Rate Mortgage Trust, 0.646%, 2/25/35 (r)	3,850	2,219
American Home Mortgage Assets:
0.436%, 10/25/46 (r)	423,099	200,671
0.456%, 12/25/46 (r)	2,509,996	1,184,753
0.371%, 3/25/47 (r)	746,417	340,275
Impac CMB Trust:
1.026%, 10/25/34 (r)	4,121	2,648
0.986%, 11/25/34 (r)	31,196	20,554
0.506%, 4/25/35 (r)	5,030	2,913
0.516%, 5/25/35 (r)	373,085	199,810
JP Morgan Mortgage Trust, 5.294%, 7/25/35 (r)	542,709	503,565
MLCC Mortgage Investors, Inc.:
0.616%, 3/25/28 (r)	24,591	19,485
0.476%, 4/25/29 (r)	382,740	333,293
0.526%, 7/25/29 (r)	15,153	11,083
0.476%, 3/25/30 (r)	6,796	4,961
Sequoia Mortgage Trust, 0.566%, 11/20/34 (r)	33,377	23,735
Structured Asset Mortgage Investments, Inc., 0.436%, 9/25/36 (r)	404,715	187,164

Total Collateralized Mortgage-Backed Obligations
(Privately Originated) (Cost $2,870,664)		3,037,129

Commercial Mortgage-Backed Securities - 0.4%
American Tower Trust, 0.433%, 4/15/37 (e)(r)	500,000	396,238

Total Commercial Mortgage-Backed Securities (Cost $411,000)		396,238

Corporate Bonds - 47.8%
Allstate Corp., 7.20%, 12/1/09	205,000	206,977
American Express Centurion Bank:
0.306%, 3/23/10 (r)	250,000	249,134
0.324%, 7/13/10 (r)	60,000	59,438
American Express Credit Corp., 1.646%, 5/27/10 (r)	250,000	250,323
American Honda Finance Corp., 1.042%, 6/20/11 (e)(r)	1,000,000	985,570
Anadarko Finance Co., 6.75%, 5/1/11	750,000	798,887
ANZ National International Ltd., 0.651%, 8/5/11 (e)(r)	500,000	499,160
BAC Capital Trust XV, 1.161%, 6/1/56 (b)(r)	2,300,000	1,276,500
BAE Systems Asset Trust, 6.664%, 9/15/13 (b)(e)	898,315	943,231
Bank of America Corp.:
0.591%, 11/6/09 (r)	350,000	350,001
0.791%, 4/30/12 (r)	500,000	503,907
Bear Stearns Co.'s, Inc., 0.497%, 2/23/10 (r)	150,000	150,021
BP Capital Markets plc, 1.293%, 3/17/11 (r)	750,000	761,398
Cargill, Inc., 1.754%, 1/21/11 (e)(r)	75,000	74,873

	Principal
Corporate Bonds - Cont'd	Amount	Value
Caterpillar Financial Services Corp.:
0.588%, 10/9/09 (r)	$400,000	$400,009
0.914%, 2/8/10 (r)	50,000	50,070
Chase Capital II, 0.983%, 2/1/27 (r)	1,000,000	670,956
Chase Capital VI, 1.108%, 8/1/28 (b)(r)	250,000	159,605
Chesapeake Energy Corp., 7.625%, 7/15/13	400,000	399,000
Citibank:
0.68%, 7/12/11 (r)	500,000	500,535
0.498%, 5/7/12 (r)	250,000	250,175
Citigroup Funding, Inc.:
1.518%, 5/7/10 (r)	500,000	500,382
0.821%, 4/30/12 (r)	500,000	504,162
Citigroup, Inc., 0.519%, 5/18/11 (r)	100,000	97,536
Deutsche Bank Capital Trust, 2.398%, 12/29/49 (b)(r)	200,000	128,000
Dexia Credit Local, 0.939%, 9/23/11 (e)(r)	500,000	504,865
Discover Financial Services, 0.83%, 6/11/10 (r)	480,000	469,325
Dominion Resources, Inc., 1.343%, 6/17/10 (r)	90,000	90,486
Dow Chemical Co., 2.718%, 8/8/11 (r)	500,000	507,508
FMG Finance Pty Ltd., 4.361%, 9/1/11 (e)(r)	1,100,000	1,111,000
Ford Motor Credit Co. LLC:
7.375%, 10/28/09	500,000	500,000
2.079%, 1/15/10	500,000	494,375
3.26%, 1/13/12 (r)	650,000	585,000
Fortune Brands, Inc., 5.125%, 1/15/11	750,000	772,711
General Electric Capital Corp., 0.614%, 6/8/12 (r)	150,000	151,162
General Motors Corp., 8.375%, 7/15/33 (nn)	500,000	80,000
Glitnir Banki HF:
2.95%, 10/15/08 (b)(y)(oo)*	120,000	28,800
3.046%, 4/20/10 (e)(r)(y)(aa)*	50,000	12,250
3.226%, 1/21/11 (e)(r)(y)(cc)*	30,000	7,350
GMAC LLC, 0.292%, 12/19/12 (r)	600,000	599,424
Goldman Sachs Group, Inc.:
0.326%, 12/23/09 (r)	600,000	600,066
0.714%, 11/9/11 (r)	500,000	503,739
0.499%, 3/15/12 (r)	300,000	301,684
Hewlett-Packard Co., 1.43%, 5/27/11 (r)	800,000	812,039
Home Depot, Inc., 0.42%, 12/16/09 (r)	500,000	499,683
Hospira, Inc., 0.763%, 3/30/10 (r)	400,000	398,925
Howard Hughes Medical Institute, 3.45%, 9/1/14	500,000	514,612
HRPT Properties Trust, 0.895%, 3/16/11 (r)	851,000	795,726
Ingersoll-Rand Global Holding Co. Ltd., 1.954%, 8/13/10 (r)	150,000	150,995
International Game Technology, 2.60%, 12/15/36	300,000	299,974
John Deere Capital Corp.:
0.803%, 10/16/09 (r)	500,000	500,041
1.21%, 1/18/11 (r)	100,000	100,457
1.052%, 6/10/11 (r)	300,000	301,784
JPMorgan Chase & Co.:
7.00%, 11/15/09	50,000	50,337
1.005%, 1/22/10 (r)	50,000	50,079
0.727%, 4/1/11 (r)	500,000	501,337
0.529%, 6/15/12 (r)	300,000	301,940
0.533%, 12/26/12 (r)	500,000	504,065
JPMorgan Chase Capital XXIII, 1.44%, 5/15/47 (r)	250,000	165,268

	Principal
Corporate Bonds - Cont'd	Amount	Value
Koninklijke Philips Electronics NV, 1.449%, 3/11/11 (r)	$520,000	$521,054
Land O' Lakes, Inc., 8.75%, 11/15/11	800,000	800,000
M&I Marshall & Ilsley Bank, 0.60%, 12/4/12 (r)	25,000	18,644
Masco Corp., 0.60%, 3/12/10 (r)	600,000	589,765
MBNA Capital, Series B, 1.283%, 2/1/27 (r)	250,000	153,950
Medco Health Solutions, Inc., 7.25%, 8/15/13	75,000	83,550
Merrill Lynch & Co., Inc.:
0.41%, 12/4/09 (r)	300,000	300,036
1.059%, 9/15/26 (r)	300,000	197,689
MetLife, Inc., 0.602%, 6/29/12 (r)	600,000	602,141
Metropolitan Life Global Funding I, 1.205%, 4/14/11 (e)(r)	250,000	249,125
Morgan Stanley, 0.744%, 2/10/12 (r)	200,000	201,317
NationsBank Cap Trust III, 1.059%, 1/15/27 (r)	30,000	18,936
Nationwide Building Society, 0.62%, 5/17/12 (e)(r)	600,000	599,777
Nisource Finance Corp., 0.977%, 11/23/09	1,000,000	999,088
Nissan Motor Acceptance Corp., 4.625%, 3/8/10 (e)	300,000	299,463
Pacific Gas & Electric Co., 1.252%, 6/10/10 (r)	500,000	502,418
Pepco Holdings, Inc., 0.986%, 6/1/10 (r)	850,000	842,837
PNC Funding Corp., 0.797%, 4/1/12 (r)	500,000	502,355
Pricoa Global Funding I, 0.719%, 1/15/10 (e)(r)	500,000	496,167
Protective Life Secured Trusts, 4.00%, 10/7/09	600,000	600,078
Rabobank Nederland NV, 0.672%, 8/5/11 (b)(e)(r)	800,000	800,000
Reed Elsevier Capital, Inc., 0.629%, 6/15/10 (r)	75,000	74,823
Skyway Concession Co. LLC, 0.563%, 6/30/17 (b)(e)(r)	60,000	48,751
SLM Corp., 4.00%, 1/15/10	700,000	696,621
Sovereign Bank, 2.193%, 8/1/13 (r)	20,000	19,032
State Street Bank and Trust Co., 0.499%, 9/15/11 (r)	500,000	501,946
Suncorp-Metway Ltd., 0.668%, 12/17/10 (e)(r)	500,000	500,006
SunTrust Bank:
0.529%, 5/21/12 (r)	350,000	318,814
0.697%, 8/24/15 (r)	350,000	285,937
Susquehanna Bancshares, Inc., 2.303%, 5/1/14 (r)	500,000	303,210
Svenska Handelsbanken AB, 1.30%, 9/14/12 (e)(r)	700,000	695,990
Systems 2001 AT LLC, 7.156%, 12/15/11 (e)	261,631	262,866
Timken Co., 6.00%, 9/15/14	300,000	310,500
Toll Road Investors Partnership II LP, Zero Coupon, 2/15/43 (b)(e)	500,000	106,935
Travelers Insurance Company Ltd., 0.759%, 12/8/11 (b)	250,000	238,148
Union Pacific Railroad Co. 2004 Pass Through Trust, 5.214%,
9/30/14 (e)	370,000	393,214
UnitedHealth Group, Inc., 0.472%, 6/21/10 (r)	500,000	497,979
Verizon New York, Inc., 6.125%, 1/15/10	100,000	101,420
Verizon Wireless Capital LLC, 3.025%, 5/20/11 (e)(r)	1,000,000	1,029,470
Wachovia Capital Trust III, 5.80% to 3/15/11, floating rate
thereafter to 3/29/49 (r)	400,000	272,000
Wells Fargo & Co., 0.519%, 6/15/12 (r)	500,000	503,006
Western Refining, Inc., 10.75%, 6/15/14 (e)(r)	500,000	470,000
Westfield Capital Corp Ltd., 4.375%, 11/15/10 (e)	500,000	505,161
Williams Cos, Inc., 2.597%, 10/1/10 (e)(r)	800,000	795,135
Xerox Corp., 1.042%, 12/18/09 (r)	1,000,000	999,599
Xstrata Finance Dubai Ltd., 0.804%, 11/13/09 (e)(r)	1,500,000	1,498,403

Total Corporate Bonds (Cost $43,240,033)		44,844,213

	Principal
U.S. Treasury - 1.5%	Amount	Value
United States Treasury Notes, 5/15/19	$1,400,000	$1,377,469

Total U.S. Treasury (Cost $1,324,817)		1,377,469

Municipal Obligations - 4.6%
CIDC-Hudson House LLC New York Revenue VRDN,
2.65%, 12/1/34 (r)	50,000	50,000
Sarasota-Manatee Airport Authority Revenue VRDN,
0.41%, 8/1/14 (r)	4,240,000	4,240,000
SunAmerica Trust Revenue VRDN, 1.25%, 7/1/41 (r)	44,000	44,000

Total Municipal Obligations (Cost $4,334,000)		4,334,000

Certificates Of Deposit - 0.1%
Deutsche Bank, 0.892%, 6/18/10 (r)	80,000	79,637

Total Certificates of Deposit (Cost $80,000)		79,637

Time Deposit - 29.9%
State Street Corp. Time Deposit, 0.01%, 10/1/09	28,034,243	28,034,243

Total Time Deposit (Cost $28,034,243)		28,034,243

Sovereign Government Bonds - 1.1%
Province of Ontario Canada, 0.875%, 5/22/12 (r)	1,000,000	1,002,804

Total Sovereign Government Bonds (Cost $1,000,000)		1,002,804

TOTAL INVESTMENTS (Cost $88,926,928) - 96.9%		90,916,253
Other assets and liabilities, net - 3.1%		2,953,778
Net Assets - 100%		$93,870,031

Net Assets Consist of:
Paid-in capital applicable to 6,025,213 shares of
beneficial interest, unlimited number of no par
shares authorized		$91,240,847
Undistributed net investment income		3,399
Accumulated net realized gain (loss) on investments		677,183
Net unrealized appreciation (depreciation) on investments		1,948,602

Net Assets		$93,870,031

Net Asset Value Per Share		$15.58

Futures	# of Contracts	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
Sold:
2 Year U.S. Treasury Notes	37	12/09	$8,027,844	($23,352)
5 Year U.S. Treasury Notes	13	12/09	1,509,219	(11,535)
30 Year U.S. Treasury Bonds	5	12/09	606,875	(5,836)
Total Sold				($40,723)

* Non-income producing security.

(b) This security was valued by the Board of Trustees. See note A.

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(y) The government of Iceland took control of Glitnir Bank HF (the "Bank") on October 8, 2008.The government has prohibited the Bank from paying any claims owed to foreign entities. As of October 9, 2008, these securities are no longer accruing interest.

(aa) Glitnir Banki HF Bonds due 4/20/2010 are in default for interest. During the period, $342 of interest was written off.

(cc) Glitnir Banki HF Bonds due 1/21/2011 are in default for interest. During the period, $215 of interest was written off.

(nn) General Motors filed for Chapter 11 bankruptcy on June 1, 2009. This security is no longer accruing interest and $31,872 of interest was written off during the period.

(oo) Glitnir Banki HF Bonds due 10/15/08 are in default for principal and interest. During the period, $846 of interest was written off.

Abbreviations:
LLC: Limited Liability Corporation
LP: Limited Partnership
VRDN: Variable Rate Demand Notes

See notes to financial statements.

Statement of Operations
Year Ended September 30, 2009
Net Investment Income
Investment Income:
Interest income	$1,760,756

Expenses:
Investment advisory fee	162,738
Administrative fees	135,615
Transfer agency fees and expenses	138,913
Distribution Plan expenses	135,615
Trustees' fees and expenses	2,621
Custodian fees	53,440
Accounting fees	9,077
Registration fees	16,113
Reports to shareholders	7,672
Professional fees	17,867
Miscellaneous	1,564
Total expenses	681,235
Reimbursement from Advisor	(175,684)
Fees paid indirectly	(22,761)
Net expenses	482,790

Net Investment Income	1,277,966

Realized and Unrealized Gain (Loss ) on Investments
Net realized gain (loss):
Investments	557,455
Futures	(63,499)
493,956

Change in unrealized appreciation (depreciation):
Investments	2,120,569
Futures	(40,723)
2,079,846
Net Realized and Unrealized Gain
(Loss ) on Investments	2,573,802
Increase (Decrease) in Net Assets
Resulting From Operations	$3,851,768

See notes to financial statements.

Statements of Changes in Net Assets
	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2009	2008
Operations:
Net investment income	$1,277,966	$301,011
Net realized gain (loss) on investments	493,956	46,817
Change in unrealized appreciation (depreciation)	2,079,846	(112,649)

Increase (Decrease) in Net Assets
Resulting From Operations	3,851,768	235,179

Distributions to shareholders from:
Net investment income	(1,067,246)	(295,804)
Net realized gain	(75,369)	(23,059)
Total distributions	(1,142,615)	(318,863)

Capital share transactions:
Shares sold	95,347,690	27,002,128
Reinvestment of distributions	998,163	283,926
Redemption fees	1,066	5,555
Shares redeemed	(32,518,605)	(3,130,982)
Total capital share transactions	63,828,314	24,160,627

Total Increase (Decrease) in Net Assets	66,537,467	24,076,943

Net Assets
Beginning of year	27,332,564	3,255,621
End of year (including undistributed net investment
income of $3,399 and $1,684, respectively)	$93,870,031	$27,332,564

Capital Share Activity
Shares sold	6,272,330	1,799,215
Reinvestment of distributions	66,150	18,953
Shares redeemed	(2,138,944)	(208,909)
Total capital share activity	4,199,536	1,609,259

See notes to financial statements.

Notes to Financial Statements

Note A ---- Significant Accounting Policies

General: The Calvert Ultra-Short Income Fund (the "Fund"), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. Prior to September 30, 2008, the fund was known as Calvert Ultra-Short Floating Income Fund. The operations of each series are accounted for separately. The Fund offers Class A shares which are sold with a maximum front-end sales charge of 1.25%.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Municipal securities are valued utilizing a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Fund's net asset value determination, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At September 30, 2009, securities valued at $3,729,970, or 4.0% of net assets, were fair valued in good faith under the direction of the Board of Trustees.

The Fund utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Fund's policy regarding valuation of investments, please refer to the Fund's most recent prospectus.

The following is a summary of the inputs used to value the Fund's net assets as of September 30, 2009:
	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Asset backed securities	-	$7,810,520	-	$7,810,520
Collateralized mortgage-backed obligations	-	3,037,129	-	3,037,129
Commercial mortgage-backed securities	-	396,238	-	396,238
Corporate debt	-	41,114,243	$3,729,970	44,844,213
Municipal obligations	-	4,334,000	-	4,334,000
U.S. government obligations	-	1,377,469	-	1,377,469
Other debt obligations	-	29,116,684	-	29,116,684
TOTAL	-	$87,186,283	$3,729,970	$90,916,253
Other financial instruments*	($40,723)	-	-	($40,723)

* Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:
	Corporate
	Debt	Total
Balance as of 9/30/08	$49,267	$49,267
Accrued discounts/premiums	7,311	7,311
Realized gain (loss)	2,213	2,213
Change in unrealized appreciation (depreciation)	111,462	111,462
Net purchases (sales)	2,283,217	2,283,217
Transfers in and/or out of Level 3	1,276,500	1,276,500
Balance as of 9/30/09	$3,729,970	$3,729,970

For the year ended September 30, 2009, total change in unrealized gain (loss) on Level 3 securities included in the change in net assets was $597,055. Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Futures Contracts: The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. Government obligations. The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to hedge against changes in the value of interest rates. The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms. Futures contracts are designed by boards of trade which are designated "contracts markets" by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.

Short Sales: The Fund may use a hedging technique that involves short sales of U.S. Treasury securities for the purposes of managing the duration of the Fund. Any short sales are "covered" with an equivalent amount of high-quality, liquid securities.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See Statement of Net Assets footnotes on page 20.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 7 days of purchase in the same Fund. The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In July 2009, the Financial Accounting Standards Board (FASB) launched the FASB Accounting Standards Codification™ as the single source of authoritative nongovernmental U.S. generally accepted accounting principles (GAAP). The Codification is effective for interim and annual periods ending after September 15, 2009. All existing accounting standards documents are superseded as described in FASB Statement No. 168, The FASB Accounting Standards Codification™ and the Hierarchy of Generally Accepted Accounting Principles. All other accounting literature not included in the Codification is nonauthoritative.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives a monthly fee bas ed on an annual rate of .30% of the first $1 billion of the Fund's average daily net assets, and .29% of all assets above $1 billion. Under the terms of the agreement, $21,119 was payable at year end. In addition, $19,162 was payable at year end for operating expenses paid by the Advisor during September 2009.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2010. The contractual expense cap is .89%. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .25% of the average daily net assets. Under the terms of the agreement, $17,599 was payable at year end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. The Distribution Plan, adopted by Class A shares, allows the Fund to pay the Distributor for expenses and services associated with the distribution of shares. The expenses paid may not exceed .50% annually of the Fund's average daily net assets of Class A.

The amount actually paid by the Fund is an annualized fee, payable monthly of .25% of the Fund's average daily net assets of Class A. Under the terms of the agreement, $17,599 was payable at year end.

The Distributor received $8,994 as its portion of the commissions charged on sales of the Fund's Class A shares for the year ended September 30, 2009.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $5,381 for the year ended September 30, 2009. Boston Financial Data Services, Inc., is the transfer and dividend disbursing agent. Under the terms of the agreement, $1,014 was payable at year end.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $32,000 plus up to $1,500 for each Board and Committee meeting attended. Trustee's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than short-term and U.S. government securities, were $82,807,290 and $34,698,744, respectively. U.S. government security purchases and sales were $46,915,509 and $45,893,305, respectively.

The cost of investments owned at September 30, 2009 for federal income tax purposes was $88,926,928. Net unrealized appreciation aggregated $1,989,325, of which $2,239,992 related to appreciated securities and $250,667 related to depreciated securities.

The Fund intends to elect to defer net capital losses of $91,785 incurred from November 1, 2008 through September 30, 2009 and treat them as arising in the fiscal year ending September 30, 2010.

The tax character of dividends and distributions paid during the periods ended September 30, 2009 and September 30, 2008 were as follows:
Distributions paid from:	2009	2008
Ordinary income	$1,142,365	$318,863
Long term capital gain	250	--
Total	$1,142,615	$318,863

As of September 30, 2009, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:
Undistributed ordinary income	$731,644
Unrealized appreciation (depreciation)	1,989,325
Total	$2,720,969

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are mainly due to the deferral of post October losses and Section 1256 contracts.

Reclassifications, as shown in the table below, have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Fund are the tax treatment of asset-backed securities.

Undistributed net investment income	($209,005)
Accumulated net realized gain (loss)	209,005

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .15% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2009. For the year ended September 30, 2009, borrowings by the Fund under the Agreement were as follows:
Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$43,453	0.74%	$3,334,708	May 2009

Note E -- Subsequent Events

In preparing the financial statements as of September 30, 2009, no subsequent events or transactions occurred through November 23, 2009, the date the financial statements were issued, that would have materially impacted the financial statements as presented.

Notice to Shareholders (Unaudited)

For the fiscal year ended September 30 ,2009, in order to meet certain requirements of the Internal Revenue Code, we are advising you that the Fund designates $250 of the long term capital gain distributions paid during the year or the maximum amount allowable but not less than the aforementioned amount as capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

Financial Highlights
		Periods Ended
	September 30,	September 30,	September 30,
Class A Shares	2009	2008	2007^
Net asset value, beginning	$14.97	$15.04	$15.00
Income from investment operations
Net investment income	.34	.60	.61
Net realized and unrealized gain (loss)	.60	.04	.03
Total from investment operations	.94	.64	.64
Distributions from
Net investment income	(.30)	(.61)	(.60)
Net realized gain	(.03)	(.10)	--
Total distributions	(.33)	(.71)	(.60)
Total increase (decrease) in net asset value	.61	(.07)	.04
Net asset value, ending	$15.58	$14.97	$15.04
Total return*	6.42%	4.34%	4.34%
Ratios to average net assets:A
Net investment income	2.36%	3.57%	4.52% (a)
Total expenses	1.26%	2.09%	3.90% (a)
Expenses before offsets	.93%	.92%	1.05% (a)
Net expenses	.89%	.89%	.89% (a)
Portfolio turnover	300%	475%	506%
Net assets, ending (in thousands)	$93,870	$27,333	$3,256

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a) Annualized.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end sales charge.

^ From October 31, 2006, inception.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date -values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustee and Officer Information Table
Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT TRUSTEES/DIRECTORS
RICHARD L. BAIRD, JR. AGE: 61	Trustee/ Director	1976 (CTFR - 1980) (CMF - 1992)	President and CEO of Adagio Health Inc. (formerly Family Health Council, Inc.) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	29
DOUGLAS E. FELDMAN, M.D. AGE: 61	Trustee/ Director	1982 (CMF - 1992)	Managing partner of Feldman Otolaryngology, Head and Neck Surgery in Washington, D.C. A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	12
JOHN G. GUFFEY, JR. AGE: 61	Trustee/ Director	1976 (CTFR - 1980) (CMF - 1992)	Treasurer and Director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003) and President of Aurora Press Inc., a privately held publisher of trade paperbacks.	29	Ariel Funds (3) Calvert Social Investment Foundation Calvert Ventures, LLC
M. CHARITO KRUVANT AGE: 63	Trustee/ Director	1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	37	Acacia Federal Savings Bank Summit Foundation The Community Foundation for the National Capital Region
ARTHUR J. PUGH AGE: 72	Trustee/ Director	1982 (CMF - 1992)	Retired executive.	37	Acacia Federal Savings Bank
INTERESTED TRUSTEES/DIRECTORS
BARBARA J. KRUMSIEK AGE: 57	Trustee/ Director & President	1997	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	54	Calvert Social Investment Foundation Pepco Holdings, Inc. Acacia Life Insurance Company (Chair)
DAVID R. ROCHAT AGE: 71	Trustee/ Director & Senior Vice President	1980 (CMF - 1992)	Executive Vice President of Calvert Asset Management Company, Inc. (prior to 2008) and Director and President of Chelsea Securities, Inc.	12	Government Scientific Source, Inc. Chelsea Securities, Inc. Vermont Quality Meats
D. WAYNE SILBY, Esq. AGE: 61	Trustee/ Director & Chair	1976 (CTFR - 1980) (CMF - 1992)	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003).	29	UNIFI Mutual Holding Company Calvert Social Investment Foundation Grameen Foundation USA Studio School Fund Syntao.com China The ICE Organization
OFFICERS
KAREN BECKER AGE: 56	Chief Compliance Officer	2005

Chief Compliance Officer for the Calvert Funds. In March 2009, Ms. Becker also became Head of the Securities Operations Department for Calvert Asset Management Company, Inc. Prior to 2005, Ms. Becker was Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.

SUSAN WALKER BENDER, Esq. AGE: 50	Assistant Vice President & Assistant Secretary	1988 (CMF - 1992)	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
JENNIFER BERG AGE: 36	Assistant Fund Controller	2009	Fund Administration Manager for Calvert Group Ltd.
THOMAS DAILEY AGE: 45	Vice President	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	1996	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Group, Ltd., and Chief Compliance Officer for Calvert Asset Management Company, Inc. and Calvert Distributors, Inc.
TRACI L. GOLDT AGE: 35	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 59	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 44	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, Esq. AGE: 39	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 52	Assistant Secretary	2007	Assistant Secretary and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	2007

Assistant Vice President, Assistant Secretary, and Associate Counsel Compliance Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 57	Assistant Vice President & Assistant Secretary	2005	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
ANDREW K. NIEBLER, Esq. AGE: 42	Assistant Vice President & Assistant Secretary	2006	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Group, Ltd. Prior to joining Calvert, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton LLP.
CATHERINE P. ROY AGE: 53	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 62	Vice President & Secretary	1990 (CMF - 1992)	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 41	Vice President	2008

Senior Vice President of Calvert Asset Management Company, Inc., and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

RONALD M. WOLFSHEIMER, CPA AGE: 57	Treasurer	1979 (CTFR - 1980) (CMF - 1992)	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.
MICHAEL V. YUHAS JR., CPA AGE: 48	Fund Controller	1999	Vice President of Fund Administration of Calvert Group, Ltd.

The address of Directors/Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates and a director of its parent companies. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor. Mr. Rochat is an interested person of the Fund since he was an officer of the Fund's advisor.

Additional information about the Fund's Directors/Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Calvert Ultra-Short Income Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Calvert's Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
Calvert Tax-Free Bond Fund

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CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
Government Fund
Short-Term Government Fund
High Yield Bond Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Calvert Large Cap Value Fund
Calvert Social Index Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Small Cap Value Fund
Mid Cap Value Fund
Global Alternative Energy Fund
Global Water Fund
International Opportunities Fund

Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund


Calvert Government Fund

Annual Report

September 30, 2009

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4	President's Letter
7	Portfolio Management Discussion
11	Shareholder Expense Example
13	Report of Independent Registered Public Accounting Firm
14	Statement of Net Assets
17	Statement of Operations
18	Statement of Changes in Net Assets
19	Notes to Financial Statements
25	Financial Highlights
27	Explanation of Financial Tables
29	Proxy Voting and Availability of Quarterly Portfolio Holdings
30	Trustee and Officer Information Table

Dear Shareholder:

The watershed financial and economic events of the past 12 months have tested the resilience of the global markets and investors in an unprecedented fashion, and we are likely to see changes in the structure and regulation of financial institutions and the markets for years to come. It was a time period full of dramatic reversals, where investor sentiment shifted from acute fear to cautious optimism and the financial markets moved from the brink of near collapse to rebound strongly in many sectors. Despite these positive trends, we share the concerns of many market analysts that the markets may have risen "too far too fast," as worries persist about a weak economy, jobless recovery, and the housing and credit markets.

The year began with markets worldwide moving lower in response to the burgeoning credit crisis and continued global economic malaise. In the U.S., investors abandoned any type of investment perceived to have credit or liquidity risk, instead favoring Treasuries, CDs, and money market funds, despite their low yields. Cash invested in money-market funds ballooned to $3.92 trillion in January 2009 from $2.91 trillion when stocks peaked in October 2007.1

By late March, however, things began to turn around. Investors gained confidence, encouraged by the "green shoots" in newly released economic data and the perceived success of U.S. government stimulus and monetary policies. This, combined with renewed confidence in the soundness of the U.S. banking system following the government's "stress tests," helped fuel a rally in stocks, commodities, and many sectors of the bond market.

Fixed-Income Markets Move Higher

Early in 2009, investors began to slowly regain confidence in the non-Treasury sectors of the fixed-income market, including high-yield and investment-grade corporate bonds, which saw record levels of new issuance. By the end of June, investors had increasingly abandoned the "safe haven" areas of the market in search of higher yield and total return potential. These trends continued throughout the summer, with corporate bond prices rallying across the maturity and credit-quality spectrum. By September 30, high-yield and investment-grade corporate bonds had rebounded strongly from their 2008 lows, while Treasuries slumped.

Expertise in Fixed-Income Management

This shifting market scenario presented both challenges and opportunities for Calvert's fixed-income funds and management team. Overall, our taxable bond funds avoided the vast majority of subprime-related defaults that plagued some competing funds during the 12-month period. Of course, our funds were not immune to the unprecedented bond-market volatility, and several had short-term challenges.

Calvert's taxable fixed-income investment team, led by Greg Habeeb, Calvert Senior Vice President, uses a rigorous relative-value investment process to evaluate potential investments in any type of market cycle. Notably, several of our taxable fixed-income funds outperformed their Lipper peer groups for the reporting period. Among our short-term bond funds, Calvert Ultra-Short Income Fund placed in the top 10% and Calvert Short Duration Income Fund placed in the top 15% of their respective Lipper categories. At the other end of the maturity spectrum, Calvert Long-Term Income Fund placed in the top 30% of its Lipper category.2

Challenges Ahead for Global Markets, Economy

Although the stress that has gripped our global economies and markets since last September after the failure of Lehman Brothers has eased--and a measure of investor confidence has clearly been restored--we are far from being "out of the woods." On the positive side, many key economic indicators, such as housing and unemployment, appear to have bottomed and may be stabilizing. In our view, however, global market volatility and uneven economic recovery are likely to continue as the root causes of the credit crisis and financial reforms continue to be unwound and addressed.

Internationally, the nations at the September G-20 summit met to enact changes to international economic policies that will promote "sustainable and balanced growth" among both developed and emerging countries. On the home front, the government is grappling with credit-rating agency reform, banking reform, and the roles of the Federal Reserve and itself in the oversight of financial institutions and the markets, among many critical issues. In our view, over time, these efforts may work to redress some of the systemic imbalances revealed in our global financial system, providing additional stability to the economy and markets.

Looking ahead, we believe there will continue to be important opportunities for bond investors across a wide range of sectors and maturities. In this still-volatile environment, a flexible investment strategy, combined with rigorous credit research and security selection--all key features of Calvert's fixed-income management strategy--will be especially vital portfolio management tools.

Stay Current with Your Financial Advisor

The financial markets will probably continue to be volatile for the foreseeable future. If you're concerned about your current portfolio holdings and how to navigate the current market environment, talk with your financial advisor about whether your allocation to bonds is appropriate and well-diversified given your goals, time horizon, and attitude toward risk.

We also encourage you to visit our newly enhanced web site, www.calvert.com, for frequent updates and commentary on economic and market developments from Calvert professionals.

As always, we appreciate your investing with Calvert.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
October 2009

For more complete information on any Calvert Fund, call your advisor or visit our website for a prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

Past performance is no guarantee of future results. Please keep in mind investment in mutual funds involves risk, including possible loss of principal invested.

1. "Time to Reassess if Stocks Can Gain More," Wall Street Journal, September 8, 2009, citing Investment Company Institute data.

2. As of 9/30/09: Calvert Ultra-Short Income Fund was ranked 2/69 funds for one year and 1/62 funds for the since-inception period in the Lipper Ultra-Short Obligations Funds category. Calvert Short Duration Income Fund was ranked 28/256 funds for one year, 10/208 funds for three years, 1/177 funds for five years, and 1/121 funds for the since-inception period in the Lipper Short Investment Grade Debt Funds category. Calvert Long-Term Income Fund was ranked 43/148 funds for one year, 2/122 funds for three years, and 1/103 funds for the since-inception period in the Lipper Corporate Debt Funds BBB Rated category.

The inception date for Calvert Short Duration Income Fund is 1/31/02; for Calvert Ultra-Short Income Fund is 10/31/06; and for Calvert Long-Term Income Fund is 12/31/04. During the ranking periods, all three funds benefited from a fee waiver, which had a material effect on total return.

Calvert Fund rankings within Lipper peer groups for the periods ended September 30, 2009.

Past performance is no guarantee of future results. Lipper rankings are based on total returns. The returns assume reinvestment of dividends and capital gains but exclude the effects of any applicable sales loads. The Lipper ranking is for Class A shares, and the ranking may include more than one share class of funds in the category, including other share classes of the Fund. Rankings are relative peer group ratings and do not necessarily mean that the Fund had high total returns. Source: Lipper, Inc.

Bond funds are subject to interest rate risk. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities.

Portfolio Management Discussion

Gregory Habeeb
Senior Vice President and Senior Portfolio Manager of Calvert Asset Management Company

Performance

For the nine-month period from the Fund's inception on December 31, 2008 through September 30, 2009, Calvert Government Fund Class A shares (at NAV) returned 7.98%, outperforming the benchmark Barclays Capital U.S. Government Index, which returned -1.21% during the period. The Fund's short relative duration, strong sector allocation decisions, and active trading strategies were behind its strong performance relative to the Index. Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the change in price relative to interest rate movements.

Investment Climate

One year ago, markets were shaken by one of the greatest panics in U.S. financial history. The panic further damaged the sputtering engine of credit creation that powers the American economy, causing the U.S. to drop deeper into recession. During the past 12 months, outstanding bank loans fell by 4%,1 gross domestic product (GDP) contracted by an estimated 3% (its worst performance in more than 50 years),2 and the U.S. dollar fell by about 1.9% against an index of other major currencies.3 Calvert Government Fund, which was introduced to the market on December 31, 2008, was unaffected by the tumultuous fourth quarter of 2008.

Portfolio Statistics
September 30, 2009
Investment Performance
(total return at NAV*)
	6 Months Ended 9/30/09	From Inception 12/31/08 through 9/30/09
Class A	3.50%	7.98%
Class C	3.14%	7.33%
Barclays Capital U.S. Government Index**	-0.23%	-1.21%
Lipper General U.S. Government Funds Avg.	1.90%	2.03%

Maturity Schedule
	Weighted Average
	9/30/09
	7 years
SEC Yields
	30 Days Ended
	9/30/09
Class A	1.08%
Class C	0.14%

*Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 3.75% front-end sales charge or any deferred sales charge.

** Source: Lipper Analytical Services, Inc.

Portfolio Statistics
September 30, 2009
Average Annual Total Returns
(with max. load)
Class A Shares
Since inception	3.96%
(12/31/08)

Class C Shares
Since inception	6.33%
(12/31/08)

The performance data shown represents past performance, does not guarantee future results, and does not reflect the deduction of taxes that a shareholder would pay on the Fund's/Portfolio's distributions or the redemption of Fund/Portfolio shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com for current performance data.

The gross expense ratio for Class A is 2.30%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers.

Performance data quoted already reflects deduction of fund operating expenses.

American economy, causing the U.S. to drop deeper into recession. During the past 12 months, outstanding bank loans fell by 4%,1 gross domestic product (GDP) contracted by an estimated 3% (its worst performance in more than 50 years),2 and the U.S. dollar fell by about 1.9% against an index of other major currencies.3 Calvert Government Fund, which was introduced to the market on December 31, 2008, was unaffected by the tumultuous fourth quarter of 2008.

The U.S. government's multi-trillion dollar monetary and fiscal policy response quelled the panic, after several attempts, and helped to improve credit and economic conditions. The American economy, which hit bottom in the spring, is expected to grow during the next several quarters. However, the projected pace of economic growth is subdued relative to past recoveries and quite dependent on stimulative monetary and fiscal policies.

Actions taken by the U.S. government to support the economy and financial markets required a massive increase in borrowing by the U.S. Treasury. Consequently, U.S. Treasury bond yields increased sharply early in 2009. Higher yields, and little evidence of inflation, whetted international investors' and U.S. households' appetite for U.S. Treasuries, and yields retreated as demand increased. Over the full reporting period, the benchmark 10-year U.S. Treasury note's yield fell 0.55 percentage points to 3.30%,4 and U.S. Treasury bill yields dropped toward the federal funds rate (which is currently near zero). The three-month U.S. Treasury bill yield fell 0.81 percentage points to 0.11%.

Portfolio Strategy

Early in 2009, the Fund was positioned defensively to help protect investors from the potential effects of rising interest rates. The Fund's duration of 2.23 years was significantly shorter than that of its benchmark, which was 4.74 years at the beginning of 2009. When interest rates on U.S. Treasuries rose early in 2009, the Fund outperformed its benchmark at least partially as a result of its short relative duration.

Performance Comparison
Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics above and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 3.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge.

In addition to having a relatively short duration, the Fund was underweight to U.S. Treasuries during 2009, which helped performance. On September 30, 2009, 24.5% of the Fund was allocated to U.S. Treasuries compared to 100% of the benchmark. The Fund's allocation to AAA rated FDIC-guaranteed corporate bonds and to agency bonds also contributed to its strong relative performance as both sectors outperformed U.S. Treasuries during 2009 through the end of September. Active trading in U.S. Treasuries and U.S. Treasury futures also contributed to the Fund's outperformance.

Outlook

Government policies were successful in sharply lowering U.S. interest rates and credit risk premiums (the amount of additional yield required to attract investors to bonds that are perceived to have greater credit risk), which helped set the stage for economic recovery. However, deleveraging by financial institutions and American households remains a considerable obstacle to economic growth. We expect the Federal Reserve to maintain its current monetary and credit policies well into 2010 while crafting an exit strategy that will attempt to limit inflation. The Federal Reserve's ability to correctly gauge the timing and size of stimulus policy removal will influence inflation expectations and, therefore, bond market performance.

Bond risk premiums have compressed significantly in recent months, reflecting investors' growing comfort with taking on additional risk. If the economic recovery gains strength, we will be sensitive to changes in inflation expectations at a time when the government has record-high borrowing needs.

Calvert Government Fund offers opportunities for investors who do not have high risk tolerance to pursue current income while seeking to preserve capital. It also may help improve the stability of aggressive investment portfolios by improving overall diversification.

October 2009

1. Federal Reserve
2. U.S. Department of Commerce
3. Federal Reserve
4. Federal Reserve and Bloomberg

Portfolio Statistics
September 30, 2009
Economic Sectors	% of Total Investments
Consumer, Non-cyclical	2.0%
Financials	28.8%
Government	48.4%
Industrials	0.6%
Mortgage Securities	7.4%
Time Deposit	12.8%
Total	100%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2009 to September 30, 2009).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
	4/1/09	9/30/09	4/1/09 - 9/30/09
Class A
Actual	$1,000.00	$1,035.00	$5.31
Hypothetical	$1,000.00	$1,019.85	$5.27
(5% return per year before expenses)
Class C
Actual	$1,000.00	$1,031.40	$10.39
Hypothetical	$1,000.00	$1,014.84	$10.30
(5% return per year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.04% and 2.04% for Class A and Class C respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Report of Independent Registered Public Accounting Firm

The Board of Trustees of The Calvert Fund and Shareholders of Calvert Government Fund:

We have audited the accompanying statement of net assets of the Calvert Government Fund (the Fund), a series of The Calvert Fund, as of September 30, 2009 and the related statement of operations, statement of changes in net assets, and financial highlights for the period from December 31, 2008 (inception) through September 30, 2009. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Government Fund as of September 30, 2009, and the results of its operations, the changes in its net assets, and the financial highlights for the period from December 31, 2008 (inception) through September 30, 2009, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Philadelphia, Pennsylvania
November 23, 2009

Statement of Net Assets
September 30, 2009
	Principal
FDIC Guaranteed Corporate Bonds - 27.4%	Amount	Value
Bank of America Corp., 0.791%, 4/30/12 (r)	$30,000	$30,234
BankBoston Capital Trust III, 1.049%, 6/15/27 (r)	50,000	27,293
Citibank, 0.68%, 7/12/11 (r)	25,000	25,027
Citigroup Funding, Inc., 0.821%, 4/30/12 (r)	30,000	30,250
General Electric Capital Corp., 0.614%, 6/8/12 (r)	20,000	20,155
GMAC LLC, 0.292%, 12/19/12 (r)	40,000	39,962
Goldman Sachs Group, Inc.:
0.714%, 11/9/11 (r)	30,000	30,224
0.499%, 3/15/12 (r)	80,000	80,449
JPMorgan Chase & Co.:
0.727%, 4/1/11 (r)	15,000	15,040
0.529%, 6/15/12 (r)	30,000	30,194
0.533%, 12/26/12 (r)	50,000	50,407
MetLife, Inc., 0.602%, 6/29/12 (r)	50,000	50,178
Morgan Stanley, 0.744%, 2/10/12 (r)	30,000	30,198
PNC Funding Corp., 0.797%, 4/1/12 (r)	30,000	30,141
State Street Bank and Trust Co., 0.499%, 9/15/11 (r)	35,000	35,136
Wells Fargo & Co., 0.519%, 6/15/12 (r)	30,000	30,180

Total FDIC Guaranteed Corporate Bonds (Cost $546,499)		555,068

Collateralized Mortgage-Backed
Obligations (Privately Originated) - 6.2%
American Home Mortgage Assets, 0.456%, 12/25/46 (r)	88,778	41,904
JP Morgan Mortgage Trust, 5.294%, 7/25/35 (r)	27,135	25,178
Merrill Lynch Mortgage Investors, Inc., 5.15%, 12/25/35 (r)	59,654	58,229

Total Collateralized Mortgage-Backed Obligations
(Privately Originated) (Cost $124,147)		125,311

Commercial Mortgage-Backed
Securities - 1.5%
Citigroup/Deutsche Bank Commercial Mortgage Trust,
5.205%, 12/11/49	30,000	29,859

Total Commercial Mortgage-Backed Securities (Cost $22,253)		29,859

Corporate Bonds - 5.0%
BAE Systems Asset Trust, 6.664%, 9/15/13 (b)(e)	12,250	12,862
Howard Hughes Medical Institute, 3.45%, 9/1/14	40,000	41,169
Toll Road Investors Partnership II LP, Zero Coupon:
2/15/43 (b)(e)	70,000	14,971
2/15/45 (b)(e)	234,064	31,882

Total Corporate Bonds (Cost $73,126)		100,884

U.S. Government Agencies	Principal
And Instrumentalities - 25.4%	Amount	Value
AgFirst Farm Credit Bank, 6.585% to 6/15/12, floating rate
thereafter to 6/29/49 (b)(e)(r)	$ 50,000	$30,000
Fannie Mae, 1.75%, 3/23/11	100,000	101,484
Federal Home Loan Bank, 5.00%, 11/17/17	60,000	65,743
Private Export Funding Corp.:
4.90%, 12/15/11	30,000	32,323
3.05%, 10/15/14	70,000	70,427
4.55%, 5/15/15	30,000	32,483
Tennessee Valley Authority, 4.375%, 6/15/15	100,000	106,950
US AgBank FCB, 6.11% to 7/10/12, floating rate thereafter
to 12/31/49 (b)(e)(r)	40,000	22,400
Vessel Management Services, Inc., 5.125%, 4/16/35	50,000	52,570

Total U.S. Government Agencies and Instrumentalities
(Cost $487,050)		514,380

U.S. Treasury - 24.4%
United States Treasury Bonds, 3.50%, 2/15/39	110,000	99,636
United States Treasury Notes:
1.00%, 8/31/11	215,000	215,336
3.125%, 5/15/19	120,000	118,069
3.625%, 8/15/19	60,000	61,584

Total U.S. Treasury (Cost $494,109)		494,625

Time Deposit - 13.2%
State Street Corp. Time Deposit, 0.01%, 10/1/09	267,024	267,024

Total Time Deposit (Cost $267,024)		267,024

TOTAL INVESTMENTS (Cost $2,014,208) - 103.1%		2,087,151
Other assets and liabilities, net - (3.1%)		(63,239)
Net Assets - 100%		$2,023,912

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par shares authorized:
Class A: 116,588 shares outstanding		$1,769,520
Class C: 8,861.1 shares outstanding		139,402
Undistributed net investment income		254
Accumulated net realized gain (loss) on investments		44,177
Net unrealized appreciation (depreciation) on investments		70,559

Net Assets		$2,023,912

Net Asset Value Per Share
Class A (based on net assets of $1,881,204)		$16.14
Class C (based on net assets of $142,708)		$16.10

Futures	# of Contracts	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
Purchased:
30 Year U.S. Treasury Bonds	2	12/09	$242,750	$4,817
Total Purchased				$4,817

Sold:
2 Year U.S. Treasury Notes	4	12/09	$867,875	($2,006)
5 Year U.S. Treasury Notes	2	12/09	232,188	(2,347)
10 Year U.S. Treasury Notes	3	12/09	354,984	(2,848)
Total Sold				($7,201)

(b) This security was valued by the Board of Trustees. See note A.

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

Abbreviations:
FCB: Farm Credit Bank
LLC: Limited Liability Corporation
LP: Limited Partnership

See notes to financial statements.

Statement of Operations
From Inception December 31, 2008
through September 30, 2009
Net Investment Income
Investment Income:
Interest income	$19,619
Total investment income	19,619

Expenses:
Investment advisory fee	4,677
Administrative fees	1,754
Transfer agency fees and expenses	6,580
Distribution Plan expenses:
Class A	2,842
Class C	323
Trustees' fees and expenses	74
Custodian fees	17,644
Registration	24,672
Report to shareholders	682
Professional fees	17,451
Accounting fees	186
Miscellaneous	978
Total expenses	77,863
Reimbursement from Advisor:
Class A	(52,631)
Class C	(12,718)
Fees paid indirectly	(32)
Net expenses	12,482

Net Investment Income	7,137

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	25,162
Futures	18,427
43,589

Change in unrealized appreciation (depreciation) on:
Investments	72,943
Futures	(2,384)
70,559

Net Realized and Unrealized Gain
(Loss)	114,148

Increase (Decrease) in Net Assets
Resulting From Operations	$121,285

See notes to financial statements.

Statement of Changes in Net Assets
From Inception
December 31,
2008 Through
September 30,
Increase (Decrease) in Net Assets	2009
Net investment income	$7,137
Net realized gain (loss)	43,589
Change in unrealized appreciation (depreciation)	70,559

Increase (Decrease) in Net Assets
Resulting From Operations	121,285

Distributions to shareholders from:
Net investment income:
Class A Shares	(6,295)
Total distributions	(6,295)

Capital share transactions:
Shares sold:
Class A Shares	2,058,313
Class C Shares	177,822
Reinvestment of distributions:
Class A Shares	6,271
Redemption fees:
Class A Shares	101
Shares redeemed:
Class A Shares	(295,165)
Class C Shares	(38,420)
Total capital share transactions	1,908,922

Total Increase (Decrease) in Net Assets	2,023,912

Net Assets
Beginning of period	--
End of period (including undistributed net investment
income of $254)	$2,023,912

Capital Share Activity
Shares sold:
Class A Shares	135,165
Class C Shares	11,327
Reimbursement of distributions:
Class A Shares	396
Shares sold:
Class A Shares	(18,973)
Class C Shares	(2,466)
Total capital share activity	125,449

See notes to financial statements.

Notes to Financial Statements

Note A ---- Significant Accounting Policies

General: The Calvert Government Fund (the "Fund"), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series are accounted for separately. The Fund commenced operations on December 31, 2008 and offers two classes of shares of beneficial interest. Class A shares of the Fund are sold with a maximum front-end sales charge of 3.75%. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares.     Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Municipal securities are valued utilizing a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Short-term notes are stated at amortized cost, which approximates fair value. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At September 30, 2009, securities valued at $112,115 or 5.5% of net assets were fair valued under the direction of the Board of Trustees.

The Fund utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Fund's policy regarding valuation of investments, please refer to the Fund's most recent prospectus.

The following is a summary of the inputs used to value the Fund's net assets as of September 30, 2009:
	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Commercial mortgage-backed securities	-	$29,859		$29,859
Corporate debt	-	596,237	$59,715	655,952
Collateralized mortgage-backed obligations	-	125,311	-	125,311
U.S. government obligations	-	956,605	52,400	1,009,005
Other debt obligations	-	267,024	-	267,024
TOTAL	-	$1,975,036	$112,115	$2,087,151
Other financial instruments*	($2,384)	-	-	($2,384)

* Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/ depreciation on the instrument.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:
	Corporate Debt	U.S. Government Obligations	Total
Balance as of 12/31/08	-	-
Accrued discounts/premiums	$832	$3	$835
Realized gain (loss)	94	-	94
Change in unrealized appreciation
(depreciation)	26,501	18,272	44,773
Net purchases (sales)	32,288	34,125	66,413
Transfers in and/ or out of Level 3	-	-	-
Balance as of 9/30/09	$59,715	$52,400	$112,115

For the period ended September 30, 2009, total change in unrealized gain (loss) on Level 3 securities included in the change in net assets was $44,773. Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Futures Contracts: The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. Government obligations. The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to hedge against changes in the value of interest rates. The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms. Futures contracts are designed by boards of trade which are designated "contracts markets" by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.

Short Sales: The Fund may use a hedging technique that involves short sales of U.S. Treasury securities for the purposes of managing the duration of the Fund. Any short sales are "covered" with an equivalent amount of high-quality, liquid securities.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund. The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In July 2009, the Financial Accounting Standards Board (FASB) launched the FASB Accounting Standards Codification™ as the single source of authoritative nongovernmental U.S. generally accepted accounting principles (GAAP). The Codification is effective for interim and annual periods ending after September 15, 2009. All existing accounting standards documents are superseded as described in FASB Statement No. 168, The FASB Accounting Standards Codification™ and the Hierarchy of Generally Accepted Accounting Principles. All other accounting literature not included in the Codification is nonauthoritative.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .40% of the Fund's average daily net assets. Under the terms of the agreement, $659 was payable at period end. In addition, $5,398 was payable at period end for operating expenses paid by the Advisor during September 2009.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2010. The contractual expense cap is 1.04% for Class A and 2.04% for Class C. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .15% for Class A and Class C based on their average daily net assets. Under the terms of the agreement $247 was payable at period end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. The Distribution Plan, adopted by Class A and C shares, allows the Fund to pay the Distributor for expenses and services associated with the distribution of shares. The expenses paid may not exceed .50% and 1.00% annually of the Fund's average daily net assets of Class A and Class C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of .25% and 1.00%, of the Fund's average daily net assets of Class A and Class C, respectively. Under the terms of the agreement, $503 was payable at period end.

The Distributor received $3,771 as its portion of the commissions charged on sales of the Fund's Class A shares for the period ended September 30, 2009.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $245 for the period ended September 30, 2009. Boston Financial Data Services, Inc., is the transfer and dividend disbursing agent. Under the terms of the agreement, $38 was payable at period end.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $32,000 plus up to $1,500 for each Board and Committee meeting attended. Trustee's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the period, the cost of purchases and proceeds from sales of investments, other than short-term and U.S. government securities, were $1,789,526 and $539,671, respectively. U.S. government security purchases and sales were $4,399,221 and $3,921,439, respectively.

The cost of investments owned at September 30, 2009 for federal income tax purposes was $2,018,596. Net unrealized appreciation aggregated $68,555, of which $78,012 related to appreciated securities and $9,457 related to depreciated -securities.

The tax character of dividends and distributions paid during the period ended
September 30, 2009 was as follows:
Distributions paid from:	2009
Ordinary income	$6,295
Total	$6,295

As of September 30, 2009, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:
Undistributed ordinary income	$36,809
Undistributed long-term capital gain	9,626
Unrealized appreciation (depreciation)	68,555
Total	$114,990

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These book-tax differences are mainly due to wash sales.

Reclassifications, as shown in the table below, have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications are due to asset-backed securities.
Undistributed net investment income	($588)
Accumulated net realized gain (loss)	588

The Fund may sell or purchase securities to and from other funds managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the period ended September 30, 2009, such sales transactions were $948,073. The realized gain on the sales transactions was $3,137.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under this committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .15% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit during the period ended September 30, 2009.

Note E -- Subsequent Events

In preparing the financial statements as of September 30, 2009, no subsequent events or transactions occurred through November 23, 2009, the date the financial statements were issued, that would have materially impacted the financial statements as presented.

Financial Highlights
Period Ended
September 30,
Class A Shares	2009#
Net asset value, beginning	$15.00
Income from investment operations
Net investment income	.06
Net realized and unrealized gain (loss)	1.14
Total from investment operations	1.20
Distributions from
Net investment income	(.06)
Total distributions	(.06)
Total increase (decrease) in net asset value	1.14
Net asset value, ending	$16.14
Total return*	7.98%
Ratios to average net assets: A
Net investment income	.63%(a)
Total expenses	5.67% (a)
Expenses before offsets	1.04% (a)
Net expenses	1.04% (a)
Portfolio turnover	428%
Net assets, ending (in thousands)	$1,881

See notes to financial highlights.

Financial Highlights
Period Ended
September 30,
Class C Shares	2009#
Net asset value, beginning	$15.00
Income from investment operations
Net investment income	**
Net realized and unrealized gain (loss)	1.10
Total from investment operations	1.10
Total increase (decrease) in net asset value	1.10
Net asset value, ending	$16.10

Total return*	7.33%
Ratios to average net assets: A
Net investment income	.03% (a)
Total expenses	41.41% (a)
Expenses before offsets	2.04% (a)
Net expenses	2.04% (a)
Portfolio turnover	428%
Net assets, ending (in thousands)	$143

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

** Less than $.01 per share.

# From December 31, 2008, inception.

(a) Annualized.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date -values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.the Advisor. Based on its conclusions, the Board determined that approval of the amendment to the Advisory Agreement that would add the Fund to the Advisory Agreement would be in the interests of the Fund and its shareholders.

Trustee and Officer Information Table
Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT TRUSTEES/DIRECTORS
RICHARD L. BAIRD, JR. AGE: 61	Trustee/ Director	1976 (CTFR - 1980) (CMF - 1992)	President and CEO of Adagio Health Inc. (formerly Family Health Council, Inc.) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	29
DOUGLAS E. FELDMAN, M.D. AGE: 61	Trustee/ Director	1982 (CMF - 1992)	Managing partner of Feldman Otolaryngology, Head and Neck Surgery in Washington, D.C. A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	12
JOHN G. GUFFEY, JR. AGE: 61	Trustee/ Director	1976 (CTFR - 1980) (CMF - 1992)	Treasurer and Director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003) and President of Aurora Press Inc., a privately held publisher of trade paperbacks.	29	Ariel Funds (3) Calvert Social Investment Foundation Calvert Ventures, LLC
M. CHARITO KRUVANT AGE: 63	Trustee/ Director	1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	37	Acacia Federal Savings Bank Summit Foundation The Community Foundation for the National Capital Region
ARTHUR J. PUGH AGE: 72	Trustee/ Director	1982 (CMF - 1992)	Retired executive.	37	Acacia Federal Savings Bank
INTERESTED TRUSTEES/DIRECTORS
BARBARA J. KRUMSIEK AGE: 57	Trustee/ Director & President	1997	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	54	Calvert Social Investment Foundation Pepco Holdings, Inc. Acacia Life Insurance Company (Chair)
DAVID R. ROCHAT AGE: 71	Trustee/ Director & Senior Vice President	1980 (CMF - 1992)	Executive Vice President of Calvert Asset Management Company, Inc. (prior to 2008) and Director and President of Chelsea Securities, Inc.	12	Government Scientific Source, Inc. Chelsea Securities, Inc. Vermont Quality Meats
D. WAYNE SILBY, Esq. AGE: 61	Trustee/ Director & Chair	1976 (CTFR - 1980) (CMF - 1992)	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003).	29	UNIFI Mutual Holding Company Calvert Social Investment Foundation Grameen Foundation USA Studio School Fund Syntao.com China The ICE Organization
OFFICERS
KAREN BECKER AGE: 56	Chief Compliance Officer	2005

Chief Compliance Officer for the Calvert Funds. In March 2009, Ms. Becker also became Head of the Securities Operations Department for Calvert Asset Management Company, Inc. Prior to 2005, Ms. Becker was Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.

SUSAN WALKER BENDER, Esq. AGE: 50	Assistant Vice President & Assistant Secretary	1988 (CMF - 1992)	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
JENNIFER BERG AGE: 36	Assistant Fund Controller	2009	Fund Administration Manager for Calvert Group Ltd.
THOMAS DAILEY AGE: 45	Vice President	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	1996	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Group, Ltd., and Chief Compliance Officer for Calvert Asset Management Company, Inc. and Calvert Distributors, Inc.
TRACI L. GOLDT AGE: 35	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 59	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 44	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, Esq. AGE: 39	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 52	Assistant Secretary	2007	Assistant Secretary and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	2007

Assistant Vice President, Assistant Secretary, and Associate Counsel Compliance Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 57	Assistant Vice President & Assistant Secretary	2005	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
ANDREW K. NIEBLER, Esq. AGE: 42	Assistant Vice President & Assistant Secretary	2006	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Group, Ltd. Prior to joining Calvert, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton LLP.
CATHERINE P. ROY AGE: 53	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 62	Vice President & Secretary	1990 (CMF - 1992)	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 41	Vice President	2008

Senior Vice President of Calvert Asset Management Company, Inc., and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

RONALD M. WOLFSHEIMER, CPA AGE: 57	Treasurer	1979 (CTFR - 1980) (CMF - 1992)	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.
MICHAEL V. YUHAS JR., CPA AGE: 48	Fund Controller	1999	Vice President of Fund Administration of Calvert Group, Ltd.

The address of Directors/Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates and a director of its parent companies. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor. Mr. Rochat is an interested person of the Fund since he was an officer of the Fund's advisor.

Additional information about the Fund's Directors/Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Calvert Government fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Calvert's Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
Calvert Tax-Free Bond Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
Government Fund
Short-Term Government Fund
High Yield Bond Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Calvert Large Cap Value Fund
Calvert Social Index Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Small Cap Value Fund
Mid Cap Value Fund
Global Alternative Energy Fund
Global Water Fund
International Opportunities Fund

Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund


Calvert High Yield Bond Fund

Annual Report

September 30, 2009

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4	President's Letter
8	Portfolio Management Discussion
12	Shareholder Expense Example
14	Report of Independent Registered Public Accounting Firm
15	Statement of Net Assets
20	Statement of Operations
21	Statements of Changes in Net Assets
23	Notes to Financial Statements
30	Financial Highlights
33	Explanation of Financial Tables
35	Proxy Voting and Availability of Quarterly Portfolio Holdings
36	Trustee and Officer Information Table
44	Shareholder Meeting Results

Dear Shareholder:

The watershed financial and economic events of the past 12 months have tested the resilience of the global markets and investors in an unprecedented fashion, and we are likely to see changes in the structure and regulation of financial institutions and the markets for years to come. It was a time period full of dramatic reversals, where investor sentiment shifted from acute fear to cautious optimism and the financial markets moved from the brink of near collapse to rebound strongly in many sectors. Despite these positive trends, we share the concerns of many market analysts that the markets may have risen "too far too fast," as worries persist about a weak economy, jobless recovery, and the housing and credit markets.

The year began with markets worldwide moving lower in response to the burgeoning credit crisis and continued global economic malaise. In the U.S., investors abandoned any type of investment perceived to have credit or liquidity risk, instead favoring Treasuries, CDs, and money market funds, despite their low yields. Cash invested in money-market funds ballooned to $3.92 trillion in January 2009 from $2.91 trillion when stocks peaked in October 2007.1

By late March, however, things began to turn around. Investors gained confidence, encouraged by the "green shoots" in newly released economic data and the perceived success of U.S. government stimulus and monetary policies. This, combined with renewed confidence in the soundness of the U.S. banking system following the government's "stress tests," helped fuel a rally in stocks, commodities, and many sectors of the bond market.

Fixed-Income Markets Move Higher

Early in 2009, investors began to slowly regain confidence in the non-Treasury sectors of the fixed-income market, including high-yield and investment-grade corporate bonds, which saw record levels of new issuance. By the end of June, investors had increasingly abandoned the "safe haven" areas of the market in search of higher yield and total return potential. These trends continued throughout the summer, with corporate bond prices rallying across the maturity and credit-quality spectrum. By September 30, high-yield and investment-grade corporate bonds had rebounded strongly from their 2008 lows, while Treasuries slumped.

Expertise in Fixed-Income Management

This shifting market scenario presented both challenges and opportunities for Calvert's fixed-income funds and management team. Overall, our taxable bond funds avoided the vast majority of subprime-related defaults that plagued some competing funds during the 12-month period. Of course, our funds were not immune to the unprecedented bond-market volatility, and several had short-term challenges.

Calvert's taxable fixed-income investment team, led by Greg Habeeb, Calvert Senior Vice President, uses a rigorous relative-value investment process to evaluate potential investments in any type of market cycle. Notably, several of our taxable fixed-income funds outperformed their Lipper peer groups for the reporting period. Among our short-term bond funds, Calvert Ultra-Short Income Fund placed in the top 10% and Calvert Short Duration Income Fund placed in the top 15% of their respective Lipper categories. At the other end of the maturity spectrum, Calvert Long-Term Income Fund placed in the top 30% of its Lipper category.2

Challenges Ahead for Global Markets, Economy

Although the stress that has gripped our global economies and markets since last September after the failure of Lehman Brothers has eased--and a measure of investor confidence has clearly been restored--we are far from being "out of the woods." On the positive side, many key economic indicators, such as housing and unemployment, appear to have bottomed and may be stabilizing. In our view, however, global market volatility and uneven economic recovery are likely to continue as the root causes of the credit crisis and financial reforms continue to be unwound and addressed.

Internationally, the nations at the September G-20 summit met to enact changes to international economic policies that will promote "sustainable and balanced growth" among both developed and emerging countries. On the home front, the government is grappling with credit-rating agency reform, banking reform, and the roles of the Federal Reserve and itself in the oversight of financial institutions and the markets, among many critical issues. In our view, over time, these efforts may work to redress some of the systemic imbalances revealed in our global financial system, providing additional stability to the economy and markets.

Looking ahead, we believe there will continue to be important opportunities for bond investors across a wide range of sectors and maturities. In this still-volatile environment, a flexible investment strategy, combined with rigorous credit research and security selection--all key features of Calvert's fixed-income management strategy--will be especially vital portfolio management tools.

Stay Current with Your Financial Advisor

The financial markets will probably continue to be volatile for the foreseeable future. If you're concerned about your current portfolio holdings and how to navigate the current market environment, talk with your financial advisor about whether your allocation to bonds is appropriate and well-diversified given your goals, time horizon, and attitude toward risk.

We also encourage you to visit our newly enhanced web site, www.calvert.com, for frequent updates and commentary on economic and market developments from Calvert professionals.

As always, we appreciate your investing with Calvert.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
October 2009

For more complete information on any Calvert Fund, call your advisor or visit our website for a prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

Past performance is no guarantee of future results. Please keep in mind investment in mutual funds involves risk, including possible loss of principal invested.

1. "Time to Reassess if Stocks Can Gain More," Wall Street Journal, September 8, 2009, citing Investment Company Institute data.

2. As of 9/30/09: Calvert Ultra-Short Income Fund was ranked 2/69 funds for one year and 1/62 funds for the since-inception period in the Lipper Ultra-Short Obligations Funds category. Calvert Short Duration Income Fund was ranked 28/256 funds for one year, 10/208 funds for three years, 1/177 funds for five years, and 1/121 funds for the since-inception period in the Lipper Short Investment Grade Debt Funds category. Calvert Long-Term Income Fund was ranked 43/148 funds for one year, 2/122 funds for three years, and 1/103 funds for the since-inception period in the Lipper Corporate Debt Funds BBB Rated category.

The inception date for Calvert Short Duration Income Fund is 1/31/02; for Calvert Ultra-Short Income Fund is 10/31/06; and for Calvert Long-Term Income Fund is 12/31/04. During the ranking periods, all three funds benefited from a fee waiver, which had a material effect on total return.

Calvert Fund rankings within Lipper peer groups for the periods ended September 30, 2009.Past performance is no guarantee of future results. Lipper rankings are based on total returns. The returns assume reinvestment of dividends and capital gains but exclude the effects of any applicable sales loads. The Lipper ranking is for Class A shares, and the ranking may include more than one share class of funds in the category, including other share classes of the Fund. Rankings are relative peer group ratings and do not necessarily mean that the Fund had high total returns.

Source: Lipper, Inc.

Bond funds are subject to interest rate risk. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities.

Portfolio Management Discussion

Gregory Habeeb
Senior Vice President and Senior Portfolio Manager of Calvert Asset Management Company

Performance

For the 12 months ended September 30, 2009, Calvert High Yield Bond Fund Class A shares (at NAV) returned 11.68% versus 22.35% for the benchmark BofA Merrill Lynch High Yield Master II Index. The Fund maintained a higher average credit quality than the benchmark during a period when lower-rated bonds outperformed, which hurt the Fund's relative performance.

Calvert Asset Management Company became investment advisor to the Fund in December 2008, replacing Summit Investment Partners. Calvert looks forward to providing Fund shareholders with quality portfolio management as well as outstanding customer service.

Investment Climate

One year ago, markets were shaken by one of the greatest panics in U.S. financial history. The panic further damaged the sputtering engine of credit creation that powers the American economy, causing the U.S. to drop deeper into recession. During the past 12 months, outstanding bank loans fell by 4%,1 gross domestic product (GDP) contracted by an estimated 3% (its worst performance in more than 50 years),2 and the U.S. dollar fell by about 1.9% against an index of other major currencies.3

Portfolio Statistics
September 30, 2009
Investment Performance
(total return at NAV*)
	6 Months ended 9/30/09	12 Months ended 9/30/09
Class A	22.89%	11.68%
Class I	23.20%	12.07%
BofA Merrill Lynch High Yield Master II Index**	41.44%	22.35%
Lipper High Current Yield Funds Avg.	33.65%	13.11%

Maturity Schedule
	Weighted Average
	9/30/09	9/30/08
	5 years	7 years

SEC Yields
	30 days ended
	9/30/09	9/30/08
Class A	6.11%	8.56%
Class I	6.25%	9.21%

* Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 3.75% front-end sales charge or any deferred sales charge.

** Source: Lipper Analytical Services, Inc.

Portfolio Statistics
September 30, 2009
Average Annual Total Returns
(with max. load)
Class A Shares*
One year	7.48%
Five year	3.89%
Since inception	4.37%

(7/9/01)

Class I Shares
One year	12.07%
Five year	4.98%
Since inception	5.14%
(7/9/01)

*  Pursuant to an Agreement and Plan of Reorganization, Class A shares of Calvert High Yield Bond Fund, a series of Summit Mutual Funds, Inc. ("SMF Calvert High Yield Bond Fund"), were reorganized into the Class A shares of an identical and newly created series of The Calvert Fund, Calvert High Yield Bond Fund, which commenced operations on September 18, 2009. The performance results prior to September 18, 2009, for Class A shares reflect the performance of SMF Calvert High Yield Bond Fund. In addition, performance results for Class A shares prior to February 1, 2007, the inception date for Class A shares of SMF Calvert High Yield Bond Fund, reflect the performance of Class I shares of SMF Calvert High Yield Bond Fund, adjusted for the 12b-1 distribution fees applicable to Class A.

The performance data shown represents past performance, does not guarantee future results, and does not reflect the deduction of taxes that a shareholder would pay on the Fund's/Portfolio's distributions or the redemption of Fund/Portfolio Shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com for current performance data. The gross expense ratio for Class A is 1.69%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects deduction of fund operating expenses.

The U.S. government's multi-trillion dollar monetary and fiscal policy response quelled the panic, after several attempts, and helped to improve credit and economic conditions. The American economy, which hit bottom in the spring, is expected to grow during the next several quarters. However, the projected pace of economic growth is subdued relative to past recoveries and quite dependent on stimulative monetary and fiscal policies.

Actions taken by the U.S. government to support the economy and financial markets required a massive increase in borrowing by the U.S. Treasury. Consequently, U.S. Treasury bond yields increased sharply early in 2009. Higher yields, and little evidence of inflation, whetted international investors' and U.S. households' appetite for U.S.

Performance Comparison
Comparison of change in value of $10,000 investment.

*Source: Lipper Analytical Services, Inc.

Average annual total returns in the Portfolio Statistics above and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 3.75%. No sales charge has been applied to the indices used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge.

Treasuries, and yields retreated as demand increased. Over the full reporting period, the benchmark 10-year U.S. Treasury note's yield fell 0.55 percentage points to 3.30% 4, and U.S. Treasury bill yields dropped toward the federal funds rate (which is currently near zero). The three-month U.S. Treasury bill yield fell 0.81 percentage points to 0.11%.

Portfolio Strategy

After a difficult fourth quarter in 2008, corporate bond markets rallied throughout most of 2009. Investors, who had no taste for risk late last year, developed an appetite for moderate levels of risk that has persisted well into the current year. As a result, lower-quality bonds, which tend to be more volatile, outperformed higher-rated issues for 2009 through the end of September. Within the benchmark, corporate bonds rated CCC or lower returned 78.3% from January through the end of September, while bonds rated B and BB returned 39.6%. About one-quarter of the benchmark was invested in bonds rated CCC or lower during the period. A significantly smaller portion of the Fund was invested in that quality range, which hurt its performance relative to the Index.
Economic Sectors	% of total investments
Basic Materials	5.4%
Communications	16.7%
Consumer, Cyclical	10.8%
Consumer, Non-cyclical	11.1%
Energy	4.9%
Financial	8.9%
Government	1.3%
Industrials	12.4%
Mortgage Securities	3.3%
Time Deposit	22.3%
Utilities	2.9%
Total	100%

Outlook

Government policies were successful in sharply lowering U.S. interest rates and credit risk premiums (the amount of additional yield required to attract investors to investments that are perceived to have greater credit risk), which helped set the stage for economic recovery. However, deleveraging by financial institutions and American households remains a considerable obstacle to economic growth. We expect the Federal Reserve to maintain its current monetary and credit policies well into 2010 while crafting an exit strategy that will attempt to limit inflation. The Federal Reserve's ability to correctly gauge the timing and size of stimulus policy removal will influence inflation expectations and, therefore, bond market performance.

Credit risk premiums have compressed significantly in recent months, reflecting investors' growing comfort with taking on additional risk as the economy recovers. If the economic recovery gains strength, we will be sensitive to changes in inflation expectations at a time when the government has record-high borrowing needs.

Calvert High Yield Bond Fund remains an attractive option for investors with higher risk tolerance who would like to enhance their income potential, pursue capital appreciation, or improve portfolio diversification.

October 2009

1. Federal Reserve
2. U.S. Department of Commerce
3. Federal Reserve
4. Federal Reserve and Bloomberg

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2009 to September 30, 2009).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value 4/1/09	Ending Account Value 9/30/09	Expenses Paid During Period* 4/1/09 - 9/30/09
Class A
Actual	$1,000.00	$1,228.90	$9.22
Hypothetical	$1,000.00	$1,016.80	$8.34
(5% return per year before expenses)
Class I
Actual	$1,000.00	$1,232.00	$6.09
Hypothetical	$1,000.00	$1,019.61	$5.51
(5% return per year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.65% and 1.09% for Class A and Class I respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Report of Independent Registered Public Accounting Firm

The Board of Trustees of The Calvert Fund and Shareholders of Calvert High Yield Bond Fund:

We have audited the accompanying statement of net assets of the Calvert High Yield Bond Fund (the Fund), a series of The Calvert Fund, as of September 30, 2009, and the related statement of operations, statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The accompanying financial statements and financial highlights of the Fund for the periods presented through September 30, 2008 were audited by other auditors whose report thereon dated November 26, 2008, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Calvert High Yield Bond Fund as of September 30, 2009, the results of its operations, changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Philadelphia, Pennsylvania
November 23, 2009

Statement of Net Assets
September 30, 2009
	Principal
Corporate Bonds - 75.7%	Amount	Value
AES Corp., 9.75%, 4/15/16 (e)	$500,000	$545,000
Alcoa, Inc., 5.95%, 2/1/37	250,000	207,745
American Greetings Corp., 7.375%, 6/1/16	40,000	38,300
Apria Healthcare Group, Inc., 12.375%, 11/1/14 (e)	250,000	261,250
ARAMARK Corp., 8.50%, 2/1/15	350,000	353,500
Ball Corp., 7.125%, 9/1/16	250,000	256,250
Bausch & Lomb, Inc., 9.875%, 11/1/15	250,000	262,500
BNSF Funding Trust I, 6.613% to 1/15/26, floating rate thereafter
to 12/15/55 (r)	250,000	232,500
C8 Capital SPV Ltd., 6.64% to 12/31/14, floating rate thereafter
to 12/31/49 (e)(r)	500,000	383,750
Cablevision Systems Corp., 8.625%, 9/15/17 (e)	250,000	257,500
Capital One Bank, 8.80%, 7/15/19	500,000	577,855
Capital One Capital V, 10.25%, 8/15/39	250,000	277,860
CapitalSource, Inc., 12.75%, 7/15/14 (e)	250,000	249,063
CC Holdings GS V LLC, 7.75%, 5/1/17 (e)	250,000	260,000
Centennial Communications Corp., 10.00%, 1/1/13	250,000	259,375
Charter Communications Operating LLC, 10.00%,
4/30/12 (d)(e)	250,000	252,500
Cincinnati Bell, Inc., 8.25%, 10/15/17	500,000	492,810
Citigroup, Inc., 8.50%, 5/22/19	250,000	281,736
Commercial Barge Line Co., 12.50%, 7/15/17 (e)	250,000	260,000
Complete Production Services, Inc., 8.00%, 12/15/16	250,000	226,250
Constellation Brands, Inc.:
8.125%, 1/15/12	250,000	250,000
7.25%, 9/1/16	250,000	250,625
CPM Holdings, Inc., 10.625%, 9/1/14 (e)	250,000	258,125
Crown Castle International Corp., 9.00%, 1/15/15	250,000	263,750
DaVita, Inc., 7.25%, 3/15/15	125,000	123,750
Del Monte Corp., 6.75%, 2/15/15	250,000	247,500
Delta Air Lines, Inc.:
9.50%, 9/15/14 (e)	250,000	252,500
12.25%, 3/15/15 (e)	250,000	236,250
Dollar General Corp., 11.875%, 7/15/17	500,000	560,000
Edison Mission Energy, 7.50%, 6/15/13	250,000	232,500
Enterprise Products Operating LP, 7.034% to 1/15/18, floating
rate thereafter to 1/15/68 (r)	125,000	109,375
Ferrellgas Partners LP, 9.125%, 10/1/17 (e)	500,000	515,625
FMG Finance Proprietary Ltd.:
10.00%, 9/1/13 (e)	250,000	265,000
10.625%, 9/1/16 (e)	500,000	553,750
Ford Motor Credit Co. LLC, 7.50%, 8/1/12	250,000	240,625
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/17	100,000	106,250
Frontier Communications Corp.:
6.25%, 1/15/13	250,000	247,500
8.125%, 10/1/18	500,000	506,250
7.125%, 3/15/19	250,000	236,875

	Principal
Corporate Bonds - Cont'd	Amount	Value
Georgia-Pacific LLC:
8.25%, 5/1/16 (e)	$100,000	$103,500
7.125%, 1/15/17 (e)	300,000	291,000
Global Aviation Holdings Ltd., 14.00%, 8/15/13 (e)	500,000	495,625
Goodyear Tire & Rubber Co., 10.50%, 5/15/16	500,000	545,000
Great Atlantic & Pacific Tea Co., 11.375%, 8/1/15 (e)	100,000	100,750
Greif, Inc., 7.75%, 8/1/19 (e)	750,000	753,750
Hanesbrands, Inc., 4.593%, 12/15/14 (r)	250,000	218,750
Harland Clarke Holdings Corp., 9.50%, 5/15/15	250,000	223,750
HCA, Inc.:
9.25%, 11/15/16	500,000	513,750
9.625%, 11/15/16	125,000	129,063
Hertz Corp., 8.875%, 1/1/14	250,000	251,250
Holcim US Finance Sarl & Cie SCS, 6.00%, 12/30/19 (e)	500,000	495,727
Ingles Markets, Inc., 8.875%, 5/15/17	500,000	512,500
Intelsat Jackson Holdings Ltd., 11.25%, 6/15/16	600,000	642,000
International Paper Co., 9.375%, 5/15/19	250,000	291,250
Inverness Medical Innovations, Inc., 7.875%, 2/1/16 (e)	250,000	242,500
ION Media Networks, Inc., 11.00%, 7/31/13 (w)*	493,849	49
iPCS, Inc., 2.608%, 5/1/13 (r)	600,000	510,000
Jarden Corp., 7.50%, 5/1/17	250,000	242,500
Jefferies Group, Inc., 8.50%, 7/15/19	500,000	530,207
JET Equipment Trust, 7.63%, 8/15/12 (b)(e)(w)*	109,297	601
Kansas City Southern de Mexico SA de CV, 7.375%, 6/1/14	300,000	279,000
L-3 Communications Corp., 6.125%, 1/15/14	500,000	506,875
Land O'Lakes Capital Trust I, 7.45%, 3/15/28 (e)	54,000	46,980
Levi Strauss & Co., 9.75%, 1/15/15	250,000	260,000
Limited Brands, Inc., 8.50%, 6/15/19 (e)	250,000	260,000
Masco Corp., 0.60%, 3/12/10 (r)	300,000	294,883
MBNA Capital, Series B, 1.283%, 2/1/27 (r)	250,000	153,950
Merrill Lynch & Co., Inc., 1.059%, 9/15/26 (r)	500,000	329,481
MGM Mirage, 8.50%, 9/15/10	125,000	123,750
NewPage Corp., 11.375%, 12/31/14 (e)	250,000	243,750
Nexstar Finance Holdings LLC, 11.375%, 4/1/13	319,590	134,228
Nielsen Finance LLC:
11.625%, 2/1/14	250,000	268,125
10.00%, 8/1/14	250,000	251,250
NRG Energy, Inc.:
7.25%, 2/1/14	250,000	245,625
8.50%, 6/15/19	250,000	250,937
OPTI Canada, Inc., 8.25%, 12/15/14	500,000	391,250
Penske Automotive Group, Inc., 7.75%, 12/15/16	125,000	115,625
Petroplus Finance Ltd., 7.00%, 5/1/17 (e)	245,000	222,950
Psychiatric Solutions, Inc., 7.75%, 7/15/15 (e)	250,000	241,250
Quicksilver Resources, Inc., 9.125%, 8/15/19	500,000	496,875
Qwest Capital Funding, Inc., 7.25%, 2/15/11	500,000	500,000
Qwest Communications International, Inc., 8.00%, 10/1/15 (e)	500,000	497,500
R.H. Donnelley Corp., 6.875%, 1/15/13 (o)	500,000	31,250
RailAmerica, Inc., 9.25%, 7/1/17 (e)	500,000	523,750
Reliance Intermediate Holdings LP, 9.50%, 12/15/19 (e)	250,000	254,239
Rock-Tenn Co., 9.25%, 3/15/16	250,000	267,500

	Principal
Corporate Bonds - Cont'd	Amount	Value
Royal Bank of Scotland Group plc, 7.64% to 9/29/17, floating
rate thereafter to 3/29/49 (b)(r)	$115,000	$57,500
Saks, Inc., 9.875%, 10/1/11	500,000	497,500
Scientific Games Corp., 7.875%, 6/15/16 (e)	250,000	243,125
Scientific Games International, Inc., 9.25%, 6/15/19 (e)	250,000	265,000
Smithfield Foods, Inc., 10.00%, 7/15/14 (e)	250,000	262,500
Spirit Aerosystems, Inc., 7.50%, 10/1/17 (e)	100,000	99,500
Standard Pacific Escrow LLC, 10.75%, 9/15/16 (e)	250,000	248,750
Susquehanna Bancshares, Inc., 2.303%, 5/1/14 (r)	250,000	151,605
Teck Resources Ltd., 10.25%, 5/15/16	250,000	282,500
TEPPCO Partners LP, 7.00% to 6/1/17, floating rate thereafter to
6/1/67 (r)	500,000	427,465
TRW Automotive, Inc., 7.25%, 3/15/17 (e)	250,000	221,250
United Rentals North America, Inc., 10.875%, 6/15/16 (e)	250,000	266,875
Ventas Realty LP:
7.125%, 6/1/15	147,000	141,855
6.50%, 6/1/16	250,000	242,500
Videotron Ltd., 9.125%, 4/15/18	500,000	541,250
Virgin Media Finance plc, 9.50%, 8/15/16	250,000	263,750
Wachovia Capital Trust III, 5.80% to 3/15/11, floating rate
thereafter to 3/29/49 (r)	250,000	170,000
Warnaco, Inc., 8.875%, 6/15/13	100,000	103,000
Western Refining, Inc., 11.25%, 6/15/17 (e)	250,000	235,000
Williams Partners LP, 7.25%, 2/1/17	250,000	245,000
Wind Acquisition Finance SA, 11.75%, 7/15/17 (e)	250,000	283,750
Windstream Corp.:
8.625%, 8/1/16	300,000	306,375
7.875%, 11/1/17 (e)	250,000	249,063
Yankee Acquisition Corp., 9.75%, 2/15/17	250,000	232,500

Total Corporate Bonds (Cost $31,151,385)		31,714,152

Collateralized Mortgage-Backed
Obligations (Privately Originated) - 2.6%
American Home Mortgage Assets:
0.456%, 12/25/46 (r)	1,460,801	689,519
0.371%, 3/25/47 (r)	455,552	207,676
Residential Funding Mortgage Securities I, Inc., 5.671%, 2/25/36 (r)	298,078	211,247

Total Collateralized Mortgage-Backed Obligations
(Privately Originated) (Cost $1,058,499)		1,108,442

Commercial Mortgage-Backed Securities - 0.8%
American Tower Trust, 0.433%, 4/15/37 (e)(r)	400,000	316,990

Total Commercial Mortgage-Backed Securities (Cost $328,800)		316,990

	Principal
Time Deposit - 23.1%	Amount	Value
State Street Corp. Time Deposit, 0.01%, 10/1/09	$9,672,490	$9,672,490

Total Time Deposit (Cost $9,672,490)		9,672,490

U.S. Government Agencies and Instrumentalities - 1.4%
AgFirst Farm Credit Bank, 6.585% to 6/15/12, floating rate
thereafter to 6/29/49 (b)(e)(r)	500,000	300,000
AgriBank FCB, 9.125%, 7/15/19	250,000	267,742
Total U.S. Government Agencies and Instrumentalities
(Cost $446,267)		567,742

Equity Securities - 0.1%	Shares
Avado Brands, Inc. (b)*	9,462	95
Intermet Corp. (b)*	6,346	63
ION Media Networks, Inc., Series B, Preferred (b)*	6	1
Paging Network Do Brazil Holding Co. LLC, Class B (b)(e)*	1,000	-
Simonds Industries, Inc. (b)*	2,746	56,815
Total Equity Securities (Cost $1,282,378)		56,974

TOTAL INVESTMENTS (Cost $43,939,819) - 103.7%		43,436,790
Other assets and liabilities, net - (3.7%)		(1,561,213)
Net Assets - 100%		$41,875,577

Net Assets Consist of:
Paid-in capital applicable to the following shares of
beneficial interest, unlimited number of no par
shares authorized:
Class A: 289,498 shares outstanding		$3,548,036
Class I: 1,404,017 shares outstanding		45,704,234
Undistributed net investment income		8,936
Accumulated net realized gain (loss) on investments		(6,882,600)
Net unrealized appreciation (depreciation) on investments		(503,029)
Net Assets		$41,875,577
Net Asset Value Per Share
Class A (based on net assets of $7,212,891)		$24.92
Class I (based on net assets of $34,662,686)		$24.69

* Non-income producing security.

(b) This security was valued by the Board of Trustees. See note A.

(d) Charter Communications, Inc. filed for Chapter 11 bankruptcy on March 27, 2009. These senior secured notes continue to accrue interest.

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(o) R.H. Donnelley Corp. filed for Chapter 11 bankruptcy on May 28, 2009. This security is no longer accruing interest and $12,986 of interest was written off during the period.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(w) Security is in default and is no longer accruing interest.

Abbreviations:
FCB: Farm Credit Bank
LLC: Limited Liability Corporation
LP: Limited Partnership

See notes to financial statements.

Statement of Operations
Year Ended September 30, 2009
Net Investment Income
Investment Income:
Interest income	$1,888,407
Dividend income	57,242
Total investment income	1,945,649

Expenses:
Investment advisory fee	142,546
Administrative fees	21,930
Transfer agency fees and expenses	32,725
Distribution Plan expenses:
Class A	7,271
Trustees' fees and expenses	3,922
Custodian fees	22,733
Registration fees	36,406
Reports to shareholders	2,761
Professional fees	18,267
Accounting fees	8,257
Miscellaneous	2,586
Total expenses	299,404
Reimbursement from Advisor:
Class A	(18,978)
Fees paid indirectly	(99)
Net expenses	280,327

Net Investment Income	1,665,322

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	(2,617,163)
Change in unrealized appreciation (depreciation)	4,317,152

Net Realized and Unrealized Gain (Loss) on Investments	1,699,989

Increase (Decrease) in Net Assets
Resulting From Operations	$3,365,311

See notes to financial statements.

Statements of Changes in Net Assets
	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2009	2008
Operations:
Net investment income	$1,665,322	$1,596,035
Net realized gain (loss)	(2,617,163)	(442,104)
Change in unrealized appreciation (depreciation)	4,317,152	(3,406,817)
Increase (Decrease) in Net Assets
Resulting From Operations	3,365,311	(2,252,886)

Distributions to shareholders from:
Net investment income:
Class A shares	(196,033)	(23,419)
Class I shares	(1,578,528)	(1,615,305)
Total distributions	(1,774,561)	(1,638,724)

Capital share transactions:
Shares sold:
Class A shares	6,125,559	386,198
Class I shares	18,272,315	5,117,483
Reinvestment of distributions:
Class A shares	188,761	18,290
Class I shares	877,210	810,277
Redemption fees:
Class A shares	357	--
Shares redeemed:
Class A shares	(281,321)	(118,858)
Class I shares	(5,260,769)	(6,483,667)
Total capital share transactions	19,922,112	(270,277)

Total Increase (Decrease) in Net Assets	21,512,862	(4,161,887)

Net Assets
Beginning of year	20,362,715	24,524,602
End of year (including undistributed net
investment income of $8,936 and $143,423, respectively )	$41,875,577	$20,362,715

See notes to financial statements.

	Year Ended	Year Ended
	September 30,	September 30,
Capital Share Activity	2009	2008
Shares sold:
Class A shares	275,592	14,289
Class I shares	772,536	191,817
Reinvestment of distributions:
Class A shares	8,150	688
Class I shares	40,571	30,308
Shares redeemed:
Class A shares	(12,700)	(4,392)
Class I shares	(241,299)	(244,630)
Total capital share activity	842,850	(11,920)

See notes to financial statements.

Notes to Financial Statements

Note A ---- Significant Accounting Policies

General: The Calvert High Yield Bond Fund (the "Fund"), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series are accounted for separately. Prior to September 18, 2009, the Fund was a series of Summit Mutual Funds, Inc. The Fund offers two classes of shares. Class A shares are sold with a maximum front-end sales charge of 3.75%. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

On December 12, 2008, Calvert Asset Management Company, Inc. ("CAMCO") consummated a transaction with Summit Investment Partners, Inc. ("Summit"), an affiliated entity, whereby CAMCO acquired Summit's mutual fund business and became investment advisor for the portfolios of Summit Mutual Funds, Inc.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Municipal securities are valued utilizing a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Fund's net asset value is determined, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At September 30, 2009, securities valued at $415,075 or 1.0% of net assets were fair valued under the direction of the Board of Trustees.

The Fund utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Fund's policy regarding valuation of investments, please refer to the Fund's most recent prospectus.

The following is a summary of the inputs used to value the Fund's net assets as of September 30, 2009:
	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Equity securities	-	-	$56,974	$56,974
Collateralized mortgage-backed obligations	-	$1,108,442	-	1,108,442
Commercial mortgage-backed securities	-	316,990	-	316,990
Corporate debt	-	31,656,051	58,101	31,714,152
U.S. government obligations	-	267,742	300,000	567,742
Other debt obligations	-	9,672,490	-	9,672,490
TOTAL	-	$43,021,715	$415,075*	$43,436,790

*Level 3 securities represent 1.0% of net assets.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See the Statement of Net Assets footnotes on page 19.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Foreign Currency Transactions: The Fund's accounting records are maintained in U. S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In July 2009, the Financial Accounting Standards Board (FASB) launched the FASB Accounting Standards Codification™ as the single source of authoritative nongovernmental U.S. generally accepted accounting principles (GAAP). The Codification is effective for interim and annual periods ending after September 15, 2009. All existing accounting standards documents are superseded as described in FASB Statement No. 168, The FASB Accounting Standards Codification™ and the Hierarchy of Generally Accepted Accounting Principles. All other accounting literature not included in the Codification is nonauthoritative.

Portfolio Securities Lending: During the period, the Fund lent its securities to approved brokers to earn additional income and received cash and/or securities as collateral to secure the loans. The Securities Lending program ended in November 2008.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .65% of the Fund's average daily net assets. Prior to December 12, 2008, Summit Investment Partners, Inc., ("Summit") served as the Advisor. Summit is a wholly-owned subsidiary of Union Central Life Insurance Company, an indirect subsidiary of UNIFI Holding Company. Summit received an annual fee, payable monthly, of .65% of the Fund's average daily net assets. Under terms of the agreement, $17,221 was payable at year end. In addition, $17,244 was payable at year end for operating expenses paid by the Advisor during September 2009.

Effective December 15, 2008, the Advisor has contractually agreed to limit net annual fund operating expenses through December 12, 2010. The contractual expense cap is 1.65% for Class A and 1.40% for Class I. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent that any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .10% for Class A and Class I based on their average daily net assets. Prior to December 12, 2008, Summit provided administrative services for the Fund and received an annual fee, payable monthly, of .10% of the Fund's average daily net assets. Under the terms of the agreement, $2,649 was payable at year end.

Calvert Distributors, Inc. ("CDI"), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a Distribution Plan that permits the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed .25% annually of the average daily net assets of Class A. The amount actually paid by the Fund is an annualized fee, payable monthly, of .25% of the average daily net assets of Class A. Class I shares do not have Distribution Plan expenses. Prior to December 12, 2008, Quasar Distributors, LLC was the distributor and principal underwriter for the Fund and received an annual fee, payable monthly, of .25% of the average daily net assets of Class A. Under the terms of the agreement, $1,395 was payable at year end.

CDI received $7,450 as its portion of the commissions charged on sales of the Fund's Class A shares for the year ended September 30, 2009.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $1,444 for the year ended September 30, 2009. Under the terms of the agreement, $247 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent. Prior to December 12, 2008, U.S. Bancorp Fund Services, LLC served as the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $32,000 plus up to $1,500 for each Board and Committee meeting attended. Trustee's fees are allocated to each of the funds served. For the period, December 12, 2008 through September 18, 2009, each Director of the Fund who was not an employee of the Advisor or its affiliates received a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $20,000. Director's fees were allocated to each of the portfolios served. Prior to December 12, 2008, each Director of the Fund who was not an employee of Summit or its affiliates received a fee of $2,500 for each Board meeting attended ($600 for Committee meetings) plus an annual fee of $17,000. Committee chairs and the Lead Director received additional fees for their service.

Note C -- Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $43,844,578 and $32,074,159, respectively.

The cost of the investments owned at September 30, 2009 for federal income tax purposes was $43,939,819. Net unrealized depreciation aggregated $503,029, of which $2,235,625 related to appreciated securities and $2,738,654 related to depreciated securities.

Net realized capital loss carryforwards of $1,527,322, $1,025,886, $791,075, $476,585 and $924,312 at September 30, 2009 may be utilized to offset future capital gains until expiration in September 2010, September 2011, September 2012, September 2015, and September 2017, respectively.

The Fund intends to elect to defer net capital losses of $2,137,420 incurred from November 1, 2008 through September 30, 2009 and treat them as arising in the fiscal year ending September 30, 2010.

The tax character of dividends and distributions paid during the periods ended September 30, 2009 and September 30, 2008 were as follows:
Distributions paid from:	2009	2008
Ordinary income	$1,774,561	$1,638,724
Total	$1,774,561	$1,638,724

As of September 30, 2009, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:
Undistributed ordinary income	$8,936
Capital loss carryforward	(4,745,180)
Unrealized appreciation (depreciation)	(503,029)
Total	($5,239,273)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to the deferral of post October losses.

Reclassifications, as shown in the table below, have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Fund are the expiration of capital loss carryovers and the investments in asset backed securities.

Undistributed net investment income	($25,248)
Accumulated net realized gain (loss)	17,462,559
Paid-in capital	(17,437,311)

The Fund may sell or purchase securities to and from other funds managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended September 30, 2009, such purchase transactions were $143,750.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $2 5 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .15% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit during the year ended September 30, 2009.

Note E -- Subsequent Events

In preparing the financial statements as of September 30, 2009, no subsequent events or transactions occurred through November 23, 2009, the date the financial statements were issued, that would have materially impacted the financial statements as presented.

Financial Highlights
		Periods Ended
	September 30,	September 30,	September 30,
Class A Shares	2009 (z)	2008 (z)	2007^
Net asset value, beginning	$24.03	$28.55	$29.18
Income from investment operations
Net investment income	1.54	1.77	.96
Net realized and unrealized gain (loss)	.95	(4.45)	(.63)
Total from investment operations	2.49	(2.68)	.33
Distributions from
Net investment income	(1.60)	(1.84)	(.96)
Total distributions	(1.60)	(1.84)	(.96)
Total increase (decrease) in net asset value	.89	(4.52)	(.63)
Net asset value, ending	$24.92	$24.03	$28.55

Total return*	11.68%	(9.91%)	1.16%
Ratios to average net assets: A
Net investment income	6.87%	6.65%	6.50% (a)
Total expenses	2.30%	1.49%	1.54% (a)
Expenses before offsets	1.65%	1.49%	1.54% (a)
Net expenses	1.65%	1.49%	1.54% (a)
Portfolio turnover	156%	67%	97%
Net assets, ending (in thousands)	$7,213	$444	$225

See notes to financial highlights.

Financial Highlights
		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2009 (z)	2008 (z)	2007
Net asset value, beginning	$23.94	$28.43	$28.75
Income from investment operations
Net investment income	1.63	1.85	1.81
Net realized and unrealized gain (loss)	.90	(4.44)	(.30)
Total from investment operations	2.53	(2.59)	1.51
Distributions from
Net investment income	(1.78)	(1.90)	(1.83)
Total distributions	(1.78)	(1.90)	(1.83)
Total increase (decrease) in net asset value	.75	(4.49)	(.32)
Net asset value, ending	$24.69	$23.94	$28.43
Total return*	12.07%	(9.63%)	5.40%
Ratios to average net assets: A
Net investment income	7.70%	6.90%	6.68%
Total expenses	1.22%	1.24%	1.25%
Expenses before offsets	1.22%	1.24%	1.25%
Net expenses	1.22%	1.24%	1.25%
Portfolio turnover	156%	67%	97%
Net assets, ending (in thousands)	$34,663	$19,919	$24,300

	Years Ended
	September 30,	September 30,
Class I Shares	2006	2005
Net asset value, beginning	$28.69	$27.59
Income from investment operations
Net investment income	1.94	1.93
Net realized and unrealized gain	.13	1.00
Total from investment operations	2.07	2.93
Distributions from
Net investment income	(2.01)	(1.83)
Total distributions	(2.01)	(1.83)
Total increase (decrease) in net asset value	.06	1.10
Net asset value, ending	$28.75	$28.69

Total return*	7.52%	11.03%
Ratios to average net assets: A
Net investment income	7.17%	6.81%
Total expenses	1.17%	1.22%
Expenses before offsets	1.17%	1.22%
Net expenses	1.17%	1.22%
Portfolio turnover	100%	99%
Net assets, ending (in thousands)	$19,942	$19,094

See notes to financial highlights.

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a) Annualized.

(z) Per share figures are calculated using the Average Share Method.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

^ From February 1, 2007, inception.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date -values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustee and Officer Information Table
Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT TRUSTEES/DIRECTORS
RICHARD L. BAIRD, JR. AGE: 61	Trustee/ Director	1976 (CTFR - 1980) (CMF - 1992)	President and CEO of Adagio Health Inc. (formerly Family Health Council, Inc.) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	29
DOUGLAS E. FELDMAN, M.D. AGE: 61	Trustee/ Director	1982 (CMF - 1992)	Managing partner of Feldman Otolaryngology, Head and Neck Surgery in Washington, D.C. A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	12
JOHN G. GUFFEY, JR. AGE: 61	Trustee/ Director	1976 (CTFR - 1980) (CMF - 1992)	Treasurer and Director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003) and President of Aurora Press Inc., a privately held publisher of trade paperbacks.	29	Ariel Funds (3) Calvert Social Investment Foundation Calvert Ventures, LLC
M. CHARITO KRUVANT AGE: 63	Trustee/ Director	1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	37	Acacia Federal Savings Bank Summit Foundation The Community Foundation for the National Capital Region
ARTHUR J. PUGH AGE: 72	Trustee/ Director	1982 (CMF - 1992)	Retired executive.	37	Acacia Federal Savings Bank
INTERESTED TRUSTEES/DIRECTORS
BARBARA J. KRUMSIEK AGE: 57	Trustee/ Director & President	1997	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	54	Calvert Social Investment Foundation Pepco Holdings, Inc. Acacia Life Insurance Company (Chair)
DAVID R. ROCHAT AGE: 71	Trustee/ Director & Senior Vice President	1980 (CMF - 1992)	Executive Vice President of Calvert Asset Management Company, Inc. (prior to 2008) and Director and President of Chelsea Securities, Inc.	12	Government Scientific Source, Inc. Chelsea Securities, Inc. Vermont Quality Meats
D. WAYNE SILBY, Esq. AGE: 61	Trustee/ Director & Chair	1976 (CTFR - 1980) (CMF - 1992)	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003).	29	UNIFI Mutual Holding Company Calvert Social Investment Foundation Grameen Foundation USA Studio School Fund Syntao.com China The ICE Organization
OFFICERS
KAREN BECKER AGE: 56	Chief Compliance Officer	2005

Chief Compliance Officer for the Calvert Funds. In March 2009, Ms. Becker also became Head of the Securities Operations Department for Calvert Asset Management Company, Inc. Prior to 2005, Ms. Becker was Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.

SUSAN WALKER BENDER, Esq. AGE: 50	Assistant Vice President & Assistant Secretary	1988 (CMF - 1992)	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
JENNIFER BERG AGE: 36	Assistant Fund Controller	2009	Fund Administration Manager for Calvert Group Ltd.
THOMAS DAILEY AGE: 45	Vice President	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	1996	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Group, Ltd., and Chief Compliance Officer for Calvert Asset Management Company, Inc. and Calvert Distributors, Inc.
TRACI L. GOLDT AGE: 35	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 59	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 44	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, Esq. AGE: 39	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 52	Assistant Secretary	2007	Assistant Secretary and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	2007

Assistant Vice President, Assistant Secretary, and Associate Counsel Compliance Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 57	Assistant Vice President & Assistant Secretary	2005	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
ANDREW K. NIEBLER, Esq. AGE: 42	Assistant Vice President & Assistant Secretary	2006	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Group, Ltd. Prior to joining Calvert, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton LLP.
CATHERINE P. ROY AGE: 53	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 62	Vice President & Secretary	1990 (CMF - 1992)	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 41	Vice President	2008

Senior Vice President of Calvert Asset Management Company, Inc., and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

RONALD M. WOLFSHEIMER, CPA AGE: 57	Treasurer	1979 (CTFR - 1980) (CMF - 1992)	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.
MICHAEL V. YUHAS JR., CPA AGE: 48	Fund Controller	1999	Vice President of Fund Administration of Calvert Group, Ltd.

The address of Directors/Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates and a director of its parent companies. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor. Mr. Rochat is an interested person of the Fund since he was an officer of the Fund's advisor.

Additional information about the Fund's Directors/Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

Shareholder Meeting Results

A special shareholder meeting was held on August 21, 2009, by the High Yield Bond Fund of Summit Mutual Funds, Inc. for the purpose of considering and voting on the issue below.

The voting results were as follows:
For	Against	Abstain
874,908.39	120.31	1597.93

1 To act upon a proposal to approve an agreement and plan of reorganization,

providing for transfer of all of assets of SMF Calvert High Yield Bond Fund, a series of Summit Mutual Funds, Inc., to Calvert High Yield Bond Fund, a series of Calvert Fund ("TCF High Yield Bond Fund"), in exchange for shares of TCF High Yield Bond Fund.

To Open an Account
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800-368-2745

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Shareholders: 800-368-2745
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Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Calvert High Yield Bond Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Calvert's Family of Funds

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Balanced and Asset Allocation Funds
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Calvert Moderate Allocation Fund
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

Calvert Short-Term Government Fund

Annual Report

September 30, 2009

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4	President's Letter
8	Portfolio Management Discussion
12	Shareholder Expense Example
14	Report of Independent Registered Public Accounting Firm
15	Statement of Net Assets
18	Statement of Operations
19	Statements of Changes in Net Assets
20	Notes to Financial Statements
27	Financial Highlights
30	Explanation of Financial Tables
32	Proxy Voting and Availability of Quarterly Portfolio Holdings
33	Trustee and Officer Information Table
41	Shareholder Meeting Results

Dear Shareholder:

The watershed financial and economic events of the past 12 months have tested the resilience of the global markets and investors in an unprecedented fashion, and we are likely to see changes in the structure and regulation of financial institutions and the markets for years to come. It was a time period full of dramatic reversals, where investor sentiment shifted from acute fear to cautious optimism and the financial markets moved from the brink of near collapse to rebound strongly in many sectors. Despite these positive trends, we share the concerns of many market analysts that the markets may have risen "too far too fast," as worries persist about a weak economy, jobless recovery, and the housing and credit markets.

The year began with markets worldwide moving lower in response to the burgeoning credit crisis and continued global economic malaise. In the U.S., investors abandoned any type of investment perceived to have credit or liquidity risk, instead favoring Treasuries, CDs, and money market funds, despite their low yields. Cash invested in money-market funds ballooned to $3.92 trillion in January 2009 from $2.91 trillion when stocks peaked in October 2007.1

By late March, however, things began to turn around. Investors gained confidence, encouraged by the "green shoots" in newly released economic data and the perceived success of U.S. government stimulus and monetary policies. This, combined with renewed confidence in the soundness of the U.S. banking system following the government's "stress tests," helped fuel a rally in stocks, commodities, and many sectors of the bond market.

Fixed-Income Markets Move Higher

Early in 2009, investors began to slowly regain confidence in the non-Treasury sectors of the fixed-income market, including high-yield and investment-grade corporate bonds, which saw record levels of new issuance. By the end of June, investors had increasingly abandoned the "safe haven" areas of the market in search of higher yield and total return potential. These trends continued throughout the summer, with corporate bond prices rallying across the maturity and credit-quality spectrum. By September 30, high-yield and investment-grade corporate bonds had rebounded strongly from their 2008 lows, while Treasuries slumped.

Expertise in Fixed-Income Management

This shifting market scenario presented both challenges and opportunities for Calvert's fixed-income funds and management team. Overall, our taxable bond funds avoided the vast majority of subprime-related defaults that plagued some competing funds during the 12-month period. Of course, our funds were not immune to the unprecedented bond-market volatility, and several had short-term challenges.

Calvert's taxable fixed-income investment team, led by Greg Habeeb, Calvert Senior Vice President, uses a rigorous relative-value investment process to evaluate potential investments in any type of market cycle. Notably, several of our taxable fixed-income funds outperformed their Lipper peer groups for the reporting period. Among our short-term bond funds, Calvert Ultra-Short Income Fund placed in the top 10% and Calvert Short Duration Income Fund placed in the top 15% of their respective Lipper categories. At the other end of the maturity spectrum, Calvert Long-Term Income Fund placed in the top 30% of its Lipper category.2

Challenges Ahead for Global Markets, Economy

Although the stress that has gripped our global economies and markets since last September after the failure of Lehman Brothers has eased--and a measure of investor confidence has clearly been restored--we are far from being "out of the woods." On the positive side, many key economic indicators, such as housing and unemployment, appear to have bottomed and may be stabilizing. In our view, however, global market volatility and uneven economic recovery are likely to continue as the root causes of the credit crisis and financial reforms continue to be unwound and addressed.

Internationally, the nations at the September G-20 summit met to enact changes to international economic policies that will promote "sustainable and balanced growth" among both developed and emerging countries. On the home front, the government is grappling with credit-rating agency reform, banking reform, and the roles of the Federal Reserve and itself in the oversight of financial institutions and the markets, among many critical issues. In our view, over time, these efforts may work to redress some of the systemic imbalances revealed in our global financial system, providing additional stability to the economy and markets.

Looking ahead, we believe there will continue to be important opportunities for bond investors across a wide range of sectors and maturities. In this still-volatile environment, a flexible investment strategy, combined with rigorous credit research and security selection--all key features of Calvert's fixed-income management strategy--will be especially vital portfolio management tools.

Stay Current with Your Financial Advisor

The financial markets will probably continue to be volatile for the foreseeable future. If you're concerned about your current portfolio holdings and how to navigate the current market environment, talk with your financial advisor about whether your allocation to bonds is appropriate and well-diversified given your goals, time horizon, and attitude toward risk.

We also encourage you to visit our newly enhanced web site, www.calvert.com, for frequent updates and commentary on economic and market developments from Calvert professionals.

As always, we appreciate your investing with Calvert.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
October 2009

For more complete information on any Calvert Fund, call your advisor or visit our website for a prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

Past performance is no guarantee of future results. Please keep in mind investment in mutual funds involves risk, including possible loss of principal invested.

1. "Time to Reassess if Stocks Can Gain More," Wall Street Journal, September 8, 2009, citing Investment Company Institute data.

2. As of 9/30/09: Calvert Ultra-Short Income Fund was ranked 2/69 funds for one year and 1/62 funds for the since-inception period in the Lipper Ultra-Short Obligations Funds category. Calvert Short Duration Income Fund was ranked 28/256 funds for one year, 10/208 funds for three years, 1/177 funds for five years, and 1/121 funds for the since-inception period in the Lipper Short Investment Grade Debt Funds category. Calvert Long-Term Income Fund was ranked 43/148 funds for one year, 2/122 funds for three years, and 1/103 funds for the since-inception period in the Lipper Corporate Debt Funds BBB Rated category.

The inception date for Calvert Short Duration Income Fund is 1/31/02; for Calvert Ultra-Short Income Fund is 10/31/06; and for Calvert Long-Term Income Fund is 12/31/04. During the ranking periods, all three funds benefited from a fee waiver, which had a material effect on total return.

Calvert Fund rankings within Lipper peer groups for the periods ended September 30, 2009.Past performance is no guarantee of future results. Lipper rankings are based on total returns. The returns assume reinvestment of dividends and capital gains but exclude the effects of an applicable sales loads. The Lipper ranking is for Class A shares, and the ranking may include more than one share class of funds in the category, including other share classes of the Fund. Rankings are relative peer group ratings and do not necessarily mean that the Fund had high total returns.

Source: Lipper, Inc.

Bond funds are subject to interest rate risk. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities.

Portfolio Management Discussion

Gregory Habeeb
Senior Vice President and Senior Portfolio Manager of Calvert Asset Management Company

Performance

For the 12-month period ended September 30, 2009, Calvert Short-Term Government Fund Class A shares (at NAV) returned 5.03%, outperforming the benchmark Barclays Capital 1-5 Year U.S. Treasury Index, which returned 4.67%. The Fund's underweight to conservative U.S. Treasury bonds during a period when higher-risk bonds were favored in the market contributed to the Fund's outperformance of the Index.

Calvert Asset Management Company became investment advisor to the Fund in December 2008, replacing Summit Investment Partners. Calvert looks forward to striving to provide Fund shareholders with quality portfolio management as well as outstanding customer service.

*Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 2.75% front-end sales charge or any deferred sales charge.

** Source: Lipper Analytical Services, Inc.

*** Source: Morningstar, Inc. Prior to December 2008, the Fund's benchmark was the Citigroup Treasury 1-5 Year Index. The benchmark was changed in connection with a change in investment advisor, to be consistent with the other investment grade fixed-income funds managed by the advisor.

Portfolio Statistics
September 30, 2009
Investment Performance
(total return at NAV*)
	6 Months ended 9/30/09	12 Months ended 9/30/09
Class A	2.23%	5.03%
Class I	2.36%	5.25%
Barclays Capital 1-5 Year U.S. Treasury Index**	0.26%	4.67%
Citigroup Treasury 1-5 Year Index***	0.29%	4.52%
Lipper Short U.S. Government Funds Avg.	2.38%	4.88%

Maturity Schedule
	Weighted Average
	9/30/09	9/30/08
	751 Days	788 Days

SEC Yields
	30 days ended
	9/30/09	9/30/08
Class A	1.07%	2.52%
Class I	1.34%	2.84%

Portfolio Statistics
September 30, 2009
Average Annual Total Returns
(with max. load)
Class A Shares
One year	2.10%
Five year	3.03%
Since Inception	3.82%
(4/3/2000)

Class I Shares*
One year	5.25%
Five year	3.85%
Since inception	4.38%
(4/3/2000)

Pursuant to an Agreement and Plan of Reorganization, Class A shares of Calvert Short-Term Government Fund, a series of Summit Mutual Funds, Inc. ("SMF Calvert Short-Term Government Fund"), were reorganized into the Class A shares of an identical and newly created series of The Calvert Fund, Calvert Short-Term Government Fund, which commenced operations on September 18, 2009. The performance results prior to September 18, 2009, for Class A shares reflect the performance of SMF Calvert Short-Term Government Fund. In addition, performance results for Class A shares prior to February 1, 2007, the inception date for Class A shares of SMF Calvert Short-Term Government Fund, reflect the performance of Class I shares of SMF Calvert Short-Term Government Fund, adjusted for the 12b-1 distribution fees applicable to Class A.

The performance data shown represents past performance, does not guarantee future results, and does not reflect the deduction of taxes that a shareholder would pay on the Fund's/Portfolio's distributions or the redemption of Fund's/Portfolio shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original costs. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com for current performance data. The gross expense ratio for Class A Shares is 1.18%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects deduction of fund operating expenses.

Investment Climate

One year ago, markets were shaken by one of the greatest panics in U.S. financial history. The panic further damaged the sputtering engine of credit creation that powers the American economy, causing the U.S. to drop deeper into recession. During the past 12 months, outstanding bank loans fell by 4%,1 gross domestic product (GDP) contracted by an estimated 3% (its worst performance in more than 50 years),2 and the U.S. dollar fell by about 1.9% against an index of other major currencies.3

The U.S. government's multi-trillion dollar monetary and fiscal policy response quelled the panic, after several attempts, and helped to improve credit and economic conditions. The American economy, which hit bottom in the spring, is expected to grow during the next several quarters. However, the projected pace of economic growth is subdued relative to past recoveries and quite dependent on stimulative monetary and fiscal policies.

Actions taken by the U.S. government to support the economy and financial markets required a massive increase in borrowing by the U.S. Treasury. Consequently, U.S.

Performance Comparison
Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics above and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 2.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge.

Treasury bond yields increased sharply early in 2009. Higher yields, and little evidence of inflation, whetted international investors' and U.S. households' appetite for U.S. Treasuries, and yields retreated as demand increased. Over the full reporting period, the benchmark 10-year U.S. Treasury note's yield fell 0.55 percentage points to 3.30%,4 and U.S. Treasury bill yields dropped toward the federal funds rate (which is currently near zero). The three-month U.S. Treasury bill yield fell 0.81 percentage points to 0.11%.

Portfolio Strategy

Although U.S. Treasuries delivered attractive returns over the reporting period, other sectors of the bond market performed better. During the bond rally in 2009, the Fund's allocations to government agency bonds, agency mortgage-backed securities, and FDIC-guaranteed bonds helped its performance relative to the Index. The benchmark is entirely comprised of U.S. Treasuries. Calvert Short-Term Government Fund's strong sector allocation also offset the negative affects of a short duration relative to the benchmark. Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the change in price relative to interest rate movements.

Over the full reporting period, active trading strategies made positive contributions to performance.

Outlook

Government policies were successful in sharply lowering U.S. interest rates and credit risk premiums (the amount of additional yield required to attract investors to bonds that are perceived to have greater risk), which helped set the stage for economic recovery. However, deleveraging by financial institutions and American households remains a considerable obstacle to economic growth. We expect the Federal Reserve to maintain its current monetary and credit policies well into 2010 while crafting an exit strategy that will attempt to limit inflation. The Federal Reserve's ability to correctly gauge the timing and size of stimulus policy removal will influence inflation expectations and, therefore, bond market performance.

Bond risk premiums have compressed significantly in recent months, reflecting investors' growing comfort with taking on additional risk. If the economic recovery gains strength, we will be sensitive to changes in inflation expectations at a time when the government has record-high borrowing needs.

Calvert Short-Term Government Fund is an important option for investors who are concerned about preserving principal while pursuing income. Short-term bonds offer investors generally greater return potential than cash (as well as some additional risk) and greater price stability than longer-term bond options.

October 2009

1. Federal Reserve
2. U.S. Department of Commerce
3. Federal Reserve
4. Federal Reserve and Bloomberg

Portfolio Statistics
September 30, 2009
Economic Sectors	% of Total Investments
Financials	26.1%
Government	44.3%
Mortgage Securities	29.6%
Total	100%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2009 to September 30, 2009).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value 4/1/09	Ending Account Value 9/30/09	Expenses Paid During Period* 4/1/09 - 9/30/09
Class A
Actual	$1,000.00	$1,022.30	$4.97
Hypothetical	$1,000.00	$1,020.16	$4.96
(5% return per year before expenses)
Class I
Actual	$1,000.00	$1,023.60	$3.70
Hypothetical	$1,000.00	$1,021.41	$3.70
(5% return per year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 0.98% and 0.73% for Class A and Class I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Report of Independent Registered Public Accounting Firm

The Board of Trustees of The Calvert Fund, and Shareholders of Calvert Short-Term Government Fund:

We have audited the accompanying statement of net assets of the Calvert Short-Term Government Fund (the Fund), a series of The Calvert Fund, as of September 30, 2009, and the related statement of operations, statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The accompanying financial statements and financial highlights of the Fund for the periods presented through September 30, 2008 were audited by other auditors whose report thereon dated November 26, 2008, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Short-Term Government Fund as of September 30, 2009, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles

KPMG LLP
Philadelphia, Pennsylvania
November 23, 2009

Statement of Net Assets
September 30, 2009
	Principal
FDIC Guaranteed Corporate Bonds - 26.6%	Amount	Value
Bank of America Corp., 0.791%, 4/30/12 (r)	$1,000,000	$1,007,814
Citibank:
0.68%, 7/12/11 (r)	300,000	300,321
0.498%, 5/7/12 (r)	200,000	200,140
Citigroup Funding, Inc., 0.821%, 4/30/12 (r)	1,000,000	1,008,325
GMAC LLC, 0.292%, 12/19/12 (r)	1,000,000	999,040
Goldman Sachs Group, Inc., 0.714%, 11/9/11 (r)	1,000,000	1,007,477
JPMorgan Chase & Co.:
0.727%, 4/1/11 (r)	300,000	300,802
0.529%, 6/15/12 (r)	1,000,000	1,006,466
0.533%, 12/26/12 (r)	200,000	201,626
MetLife, Inc., 0.602%, 6/29/12 (r)	800,000	802,854
Morgan Stanley, 0.744%, 2/10/12 (r)	1,000,000	1,006,587
PNC Funding Corp., 0.797%, 4/1/12 (r)	500,000	502,355
State Street Bank and Trust Co., 0.499%, 9/15/11 (r)	600,000	602,336
Wells Fargo & Co., 0.519%, 6/15/12 (r)	810,000	814,869
Total FDIC Guaranteed Corporate Bonds
(Cost $9,710,179)		9,761,012

Municipal Obligations - 10.4%
New York City New York Housing Development Corp.
MFH Revenue VRDN, 0.25%, 11/1/38 (r)	3,800,000	3,800,000
Total Municipal Obligations (Cost $3,800,000)		3,800,000

U.S. Government agencies
And instrumentalities - 26.0%
Fannie Mae, 1.75%, 3/23/11	900,000	913,357
Federal Home Loan Bank, 5.00%, 11/17/17	1,000,000	1,095,719
Private Export Funding Corp.:
4.90%, 12/15/11	2,970,000	3,199,962
3.05%, 10/15/14	1,000,000	1,006,099
4.55%, 5/15/15	1,102,000	1,193,224
Tennessee Valley Authority, 4.375%, 6/15/15	1,000,000	1,069,494
Vessel Management Services, Inc., 5.125%, 4/16/35	1,000,000	1,051,400
Total U.S. Government Agencies and Instrumentalities
(Cost $9,316,389)		9,529,255

U.S. Government agency
Mortgage-backed securities - 30.1%
Fannie Mae:
5.50%, 5/1/12	70,886	75,406
4.50%, 8/25/18	1,034,537	1,054,374
6.00%, 2/25/21	75,430	75,374
7.00%, 12/1/29	408,511	448,086
3.373%, 3/1/31 (r)	131,408	134,858
5.50%, 11/25/31	701,468	729,939
5.893%, 8/1/32 (r)	129,811	133,065

U.S. Government Agency	Principal
Mortgage-Backed Securities - Cont'd	Amount	Value
Freddie Mac:
4.00%, 10/15/16	$682,198	$705,218
5.00%, 5/1/18	208,679	222,162
4.50%, 1/15/20	1,336,424	1,374,352
6.00%, 3/15/27	494,823	500,763
5.50%, 6/15/27	1,502,754	1,524,943
5.00%, 11/15/28	850,815	885,210
0.593%, 11/15/32 (r)	403,876	402,407
0.643%, 10/15/34 (r)	409,288	402,323
0.543%, 3/15/35 (r)	1,016,818	993,080
0.493%, 7/15/35 (r)	1,428,613	1,395,371

Total U.S. Government Agency Mortgage-Backed
Securities (Cost $10,937,304)		11,056,931

U.S. TREASURY - 8.8%
United States Treasury Bonds, 4.50%, 8/15/39	125,000	134,746
United States Treasury Notes:
4.25%, 1/15/10	1,920,075	1,938,675
3.125%, 5/15/19	535,000	526,390
3.625%, 8/15/19	600,000	615,844

Total U.S. Treasury (Cost $3,186,787)		3,215,655

TOTAL INVESTMENTS (Cost $36,950,659) - 101.9%		37,362,853
Other assets and liabilities, net - (1.9%)		(681,292)
Net Assets - 100%		$36,681,561

Net Assets Consist Of:
Paid-in capital applicable to the following shares of
beneficial interest, unlimited number of no par value
shares authorized:
Class A: 78,501 shares outstanding		$4,171,044
Class I: 608,216 shares outstanding		31,393,118
Undistributed net investment income		27,026
Accumulated net realized gain (loss) on investments		736,813
Net unrealized appreciation (depreciation) on investments		353,560

Net Assets		$36,681,561

Net Asset Value Per Share
Class A (based on net assets of $4,202,159)		$53.53
Class I (based on net assets of $32,479,402)		$53.40

Futures	# of Contracts	Underlying Expiration Date	Unrealized Face Amount at Value	Appreciation (Depreciation)
Purchased:
30 Year U.S. Treasury Bonds	1	12/09	$121,375	$2,436
Total Purchased				$2,436

Sold:
2 Year U.S. Treasury Notes	45	12/09	$9,763,594	($33,333)
5 Year U.S. Treasury Notes	18	12/09	2,089,687	(23,198)
10 Year U.S. Treasury Notes	5	12/09	591,641	(4,539)
Total Sold				($61,070)

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

Abbreviations:
LLC: Limited Liability Corporation
MFH: Multi-Family Housing
VRDN: Variable Rate Demand Notes

See notes to financial statements.

Statement of Operations
Year Ended September 30, 2009
Net Investment Income
Investment Income:
Interest income	$841,311
Total investment income	841,311

Expenses:
Investment advisory fee	168,178
Transfer agency fees and expenses	19,940
Administrative fees	37,373
Distribution Plan expenses:
Class A	2,721
Trustee's fees and expenses	6,544
Registration fees	35,258
Custodian fees	20,781
Report to shareholders	1,088
Professional fees	19,785
Accounting fees	9,691
Miscellaneous	2,582
Total expenses	323,941
Reimbursement from Advisor:
Class A	(16,956)
Class I	(31,251)
Fees paid indirectly	(191)
Net expenses	275,543

Net Investment Income	565,768

Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	902,884
Futures	192,633
1,095,517
Change in unrealized appreciation (depreciation) on:
Investments	289,011
Futures	(58,634)
230,377

Net Realized and Unrealized Gain
(Loss)	1,325,894

Increase (Decrease) in Net Assets
Resulting From Operations	$1,891,662

See notes to financial statements.

Statements of Changes in Net Assets
	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2009	2008
Operations:
Net investment income	$565,768	$1,081,818
Net realized gain	1,095,517	(48,134)
Change in unrealized appreciation (depreciation)	230,377	152,807

Increase (Decrease) in Net Assets
Resulting From Operations	1,891,662	1,186,491

Distributions to shareholders from
Net investment income:
Class A Shares	(16,231)	(6,741)
Class I Shares	(686,253)	(1,085,599)
Total distributions	(702,484)	(1,092,340)
Capital share transactions:
Shares sold:
Class A Shares	4,046,893	306,338
Class I Shares	14,183,791	18,599,358
Reinvestment of distributions:
Class A Shares	15,499	6,741
Class I Shares	686,252	1,085,598
Shares redeemed:
Class A Shares	(194,445)	(20,110)
Class I Shares	(18,283,226)	(12,314,225)
Total capital share transactions	454,764	7,663,700

Total Increase (Decrease) in Net Assets	1,643,942	7,757,851

Net Assets
Beginning of year	35,037,619	27,279,768
End of year (including undistributed net investment
income of $27,026 and $141,754, respectively)	$36,681,561	$35,037,619

Capital Share Activity
Shares sold:
Class A Shares	76,063	5,863
Class I Shares	271,252	358,551
Reinvestment of distributions:
Class A Shares	293	130
Class I Shares	13,102	21,010
Shares redeemed:
Class A Shares	(3,655)	(391)
Class I Shares	(347,757)	(237,480)
Total capital share activity	9,298	147,683

See notes to financial statements.

Notes to Financial Statements

Note A ---- Significant Accounting Policies

General: The Calvert Short-Term Government Income Fund (the "Fund"), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The operations of each series are accounted for separately. Prior to September 18, 2009, the Fund was a series of Summit Mutual Funds, Inc. The Fund currently offers two classes of shares of capital stock. Class A shares are sold with a maximum front-end sales charge of 2.75%. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

On December 12, 2008, Calvert Asset Management Company, Inc. ("CAMCO") consummated a transaction with Summit Investment Partners, Inc. ("Summit"), an affiliated entity, whereby CAMCO acquired Summit's mutual fund business and became investment advisor for the portfolios of Summit Mutual Funds, Inc.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Municipal securities are valued utilizing a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Fund's net asset value is determined, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At September 30, 2009, no securities were fair valued in good faith under the direction of the Board of Trustees.

The Fund utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the year. For additional information on the Fund's policy regarding valuation of investments, please refer to the Fund's most recent prospectus.

The following is a summary of the inputs used to value the Fund's net assets as of September 30, 2009:
	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate debt	-	$9,761,012	-	$9,761,012
Municipal obligations	-	3,800,000	- 3,800,000
U.S. government obligations	-	23,801,841	-	23,801,841
TOTAL	-	$37,362,853	-	$37,362,853
Other financial instruments*	($58,634)	-	-	($58,634)

* Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Futures Contracts: The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. Government obligations. The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to hedge against changes in the value of interest rates. The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms. Futures contracts are designed by boards of trade which are designated "contracts markets" by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In July 2009, the Financial Accounting Standards Board (FASB) launched the FASB Accounting Standards Codification™ as the single source of authoritative nongovernmental U.S. generally accepted accounting principles (GAAP). The Codification is effective for interim and annual periods ending after September 15, 2009. All existing accounting standards documents are superseded as described in FASB Statement No. 168, The FASB Accounting Standards Codification™ and the Hierarchy of Generally Accepted Accounting Principles. All other accounting literature not included in the Codification is nonauthoritative.

Portfolio Securities Lending: During the period, the Fund lent its securities to approved brokers to earn additional income and received cash and/or securities as collateral to secure the loans. The Securities Lending program ended in November 2008.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, based on annual rates of .45% of average daily net assets. Under the terms of the agreement, $13,481 was payable at year end. In addition, $11,126 was payable at year end for operating expenses paid by the Advisor during September 2009. Prior to December 12, 2008, Summit Investments Partners, Inc., ("Summit") served as the Advisor. Summit is a wholly-owned subsidiary of Union Central Life Insurance Company, an indirect subsidiary of UNIFI Holding Company. Summit received an annual fee, payable monthly, of .45% of the Fund's average daily net assets.

The Advisor has contractually agreed to limit net annual fund operating expenses through December 12, 2010. The contractual expense cap is .98% for Class A, and .73% for Class I. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent that any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly. Class A and Class I shares pay an annual rate of .10%. Under the terms of the agreement, $2,996 was payable at year end. Prior to December 12, 2008, Summit provided administrative services for the Fund and received an annual fee, payable monthly, of .10% of the Fund's average daily net assets.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. A Distribution Plan, adopted by Class A shares, allows the Fund to pay the Distributor for expenses and services associated with the distribution of shares. The expenses paid may not exceed .25% annually of the Fund's average daily net assets of Class A. The amount actually paid by the Fund is an annualized fee, payable monthly of .25% of the Fund's average daily net assets of Class A. Class I shares do not have Distribution Plan expenses. Under the terms of the agreement $790 was payable at year end. Prior to December 12, 2008, Quasar Distributors, LLC was the distributor and principal underwriter for the Fund and received an annual fee, payable monthly, of .25% of the average daily net assets of Class A.

The Distributor received $1,128 as its portion of the commissions charged on sales of the Fund's Class A shares for the year ended September 30, 2009.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $346 for the year ended September 30, 2009. Under the terms of the agreement, $78 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent. Prior to December 12, 2008, U.S. Bancorp Fund Services, LLC served as the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $32,000 plus up to $1,500 for each Board and Committee meeting attended. Trustee's fees are allocated to each funds served. --For the period December 12, 2008 through September 18, 2009, each Director of the Fund who was not an employee of the Advisor or its affiliates received a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $20,000. Director's fees were allocated to each of the portfolios served. Prior to December 12, 2008, each Director of the Fund who was not employee of Summit or its affiliates received a fee of $2,500 for each Board meeting attended ($600 for Committee meetings) plus an annual fee of $17,000. Committee chairs and the Lead Director received additional fees for their service.

Note C -- Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than short-term and U.S. government securities, were $27,740,042 and $6,172,361, respectively. U.S. government security purchases and sales were $36,826,685 and $52,236,355, respectively.

The cost of investments owned at September 30, 2009 for federal income tax purposes was $36,950,659. Net unrealized appreciation aggregated $412,194, of which $484,166 related to appreciated securities and $71,972 related to depreciated -securities.

The tax character of dividends and distributions paid during the years ended September 30, 2009 and September 30, 2008 were as follows:

Distributions paid from:
	2009	2008
Ordinary income	$702,484	$1,092,340
Total	$702,484	$1,092,340

As of September 30, 2009, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$421,870
Undistributed long term gain	283,335
Unrealized appreciation (depreciation)	412,194
Total	$1,117,399

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These book-tax differences are due to Section 1256 contracts.

Reclassifications, as shown in the table below, have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Fund are due to investments in asset-backed securities.
Undistributed net investment income	$21,988
Accumulated net realized gain (loss)	(21,988)

The Fund may sell or purchase securities to and from other Funds managed by the Advisor, typically short-term variable demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended September 30, 2009, there were $3,800,000 such purchase transactions.

A financing agreement is in place with all Calvert Group Funds and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .15% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit during the year ended September 30, 2009.

Note E -- Subsequent Events

In preparing the financial statements as of September 30, 2009, no subsequent events or transactions occurred through November 23, 2009, the date the financial statements were issued, that would have materially impacted the financial statements as presented.

Financial Highlights
		Periods Ended
	September 30,	September 30,	September 30,
Class A Shares	2009 (z)	2008 (z)	2007#
Net asset value, beginning	$51.87	$51.65	$50.99
Income from investment operations
Net investment income	.60	1.74	1.37
Net realized and unrealized gain (loss)	1.99	.28	.43
Total from investment operations	2.59	2.02	1.80
Distributions from
Net investment income	(.93)	(1.80)	(1.14)
Total distributions	(.93)	(1.80)	(1.14)
Total increase (decrease) in net asset value	1.66	0.22	0.66
Net asset value, ending	$53.53	$51.87	$51.65

Total return*	5.03%	3.97%	3.57%
Ratios to average net assets: A
Net investment income	1.27%	3.36%	4.73% (a)
Total expenses	2.54%	1.18%	1.25% (a)
Expenses before offsets	.98%	.98%	.98% (a)
Net expenses	.98%	.98%	.98% (a)
Portfolio turnover	197%	38%	32%
Net assets, ending (in thousands)	$4,202	$301	$10

See notes to financial highlights.

Financial Highlights
		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2009 (z)	2008 (z)	2007
Net asset value, beginning	$51.72	$51.50	$51.10
Income from investment operations
Net investment income	.81	1.87	2.09
Net realized and unrealized gain (loss)	1.88	.27	.44
Total from investment operations	2.69	2.14	2.53
Distributions from
Net investment income	(1.01)	(1.92)	(2.13)
Total distributions	(1.01)	(1.92)	(2.13)
Total increase (decrease) in net asset value	1.68	0.22	0.40
Net asset value, ending	$53.40	$51.72	$51.50

Total return*	5.25%	4.22%	5.06%
Ratios to average net assets: A
Net investment income	1.52%	3.61%	4.11%
Total expenses	.82%	.93%	.96%
Expenses before offsets	.73%	.73%	.73%
Net expenses	.73%	.73%	.73%
Portfolio turnover	197%	38%	32%
Net assets, ending (in thousands)	$32,479	$34,737	$27,270

	Years Ended
	September 30,	September 30,
Class I Shares	2006	2005
Net asset value, beginning	$51.05	$51.84
Income from investment operations
Net investment income	1.84	1.41
Net realized and unrealized gain (loss)	(.05)	(.78)
Total from investment operations	1.79	.63
Distributions from
Net investment income	(1.74)	(1.42)
Total distributions	(1.74)	(1.42)
Total increase (decrease) in net asset value	0.05	(0.79)
Net asset value, ending	$51.10	$51.05

Total return*	3.58%	1.24%
Ratios to average net assets: A
Net investment income	3.55%	2.59%
Total expenses	.84%	.88%
Expenses before offsets	.73%	.73%
Net expenses	.73%	.73%
Portfolio turnover	42%	16%
Net assets, ending (in thousands)	$28,013	$28,368

See notes to financial highlights.

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

# From February 1, 2007, inception.

(a) Annualized.

(z) Per share figures are calculated using the Average Shares Method.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date -values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustee and Officer Information Table
Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT TRUSTEES/DIRECTORS
RICHARD L. BAIRD, JR. AGE: 61	Trustee/ Director	1976 (CTFR - 1980) (CMF - 1992)	President and CEO of Adagio Health Inc. (formerly Family Health Council, Inc.) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	29
DOUGLAS E. FELDMAN, M.D. AGE: 61	Trustee/ Director	1982 (CMF - 1992)	Managing partner of Feldman Otolaryngology, Head and Neck Surgery in Washington, D.C. A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	12
JOHN G. GUFFEY, JR. AGE: 61	Trustee/ Director	1976 (CTFR - 1980) (CMF - 1992)	Treasurer and Director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003) and President of Aurora Press Inc., a privately held publisher of trade paperbacks.	29	Ariel Funds (3) Calvert Social Investment Foundation Calvert Ventures, LLC
M. CHARITO KRUVANT AGE: 63	Trustee/ Director	1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	37	Acacia Federal Savings Bank Summit Foundation The Community Foundation for the National Capital Region
ARTHUR J. PUGH AGE: 72	Trustee/ Director	1982 (CMF - 1992)	Retired executive.	37	Acacia Federal Savings Bank
INTERESTED TRUSTEES/DIRECTORS
BARBARA J. KRUMSIEK AGE: 57	Trustee/ Director & President	1997	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	54	Calvert Social Investment Foundation Pepco Holdings, Inc. Acacia Life Insurance Company (Chair)
DAVID R. ROCHAT AGE: 71	Trustee/ Director & Senior Vice President	1980 (CMF - 1992)	Executive Vice President of Calvert Asset Management Company, Inc. (prior to 2008) and Director and President of Chelsea Securities, Inc.	12	Government Scientific Source, Inc. Chelsea Securities, Inc. Vermont Quality Meats
D. WAYNE SILBY, Esq. AGE: 61	Trustee/ Director & Chair	1976 (CTFR - 1980) (CMF - 1992)	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003).	29	UNIFI Mutual Holding Company Calvert Social Investment Foundation Grameen Foundation USA Studio School Fund Syntao.com China The ICE Organization
OFFICERS
KAREN BECKER AGE: 56	Chief Compliance Officer	2005

Chief Compliance Officer for the Calvert Funds. In March 2009, Ms. Becker also became Head of the Securities Operations Department for Calvert Asset Management Company, Inc. Prior to 2005, Ms. Becker was Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.

SUSAN WALKER BENDER, Esq. AGE: 50	Assistant Vice President & Assistant Secretary	1988 (CMF - 1992)	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
JENNIFER BERG AGE: 36	Assistant Fund Controller	2009	Fund Administration Manager for Calvert Group Ltd.
THOMAS DAILEY AGE: 45	Vice President	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	1996	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Group, Ltd., and Chief Compliance Officer for Calvert Asset Management Company, Inc. and Calvert Distributors, Inc.
TRACI L. GOLDT AGE: 35	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 59	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 44	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, Esq. AGE: 39	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 52	Assistant Secretary	2007	Assistant Secretary and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	2007

Assistant Vice President, Assistant Secretary, and Associate Counsel Compliance Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 57	Assistant Vice President & Assistant Secretary	2005	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
ANDREW K. NIEBLER, Esq. AGE: 42	Assistant Vice President & Assistant Secretary	2006	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Group, Ltd. Prior to joining Calvert, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton LLP.
CATHERINE P. ROY AGE: 53	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 62	Vice President & Secretary	1990 (CMF - 1992)	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 41	Vice President	2008

Senior Vice President of Calvert Asset Management Company, Inc., and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

RONALD M. WOLFSHEIMER, CPA AGE: 57	Treasurer	1979 (CTFR - 1980) (CMF - 1992)	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.
MICHAEL V. YUHAS JR., CPA AGE: 48	Fund Controller	1999	Vice President of Fund Administration of Calvert Group, Ltd.

The address of Directors/Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates and a director of its parent companies. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor. Mr. Rochat is an interested person of the Fund since he was an officer of the Fund's advisor.

Additional information about the Fund's Directors/Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

Shareholder Meeting Results

A special shareholder meeting was held on August 21, 2009, by the Short-Term Government Fund of Summit Mutual Funds, Inc. for the purpose of considering and voting on the issue below. The voting results were as follows:
For	Against	Abstain
730,437.32	0	99.00

1   To act upon a proposal to approve an agreement and plan of reorganization, providing for transfer of all of assets of SMF Calvert Short-Term Government Fund, a series of Summit Mutual Funds, Inc., to Calvert Short-Term Government Fund, a series of Calvert Fund ("TCF Calvert Short-Term Government Fund"), in exchange for shares of TCF Calvert Short-Term Government Fund.

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Calvert Short-Term Government Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Calvert's Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
Calvert Tax-Free Bond Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
Government Fund
Short-Term Government Fund
High Yield Bond Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Calvert Large Cap Value Fund
Calvert Social Index Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Small Cap Value Fund
Mid Cap Value Fund
Global Alternative Energy Fund
Global Water Fund
International Opportunities Fund

Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund


Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as "principal accounting officer").

(b) No information need be disclosed under this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that M. Charito Kruvant, an "independent" Trustee serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

Services fees paid to auditing firm:
	Fiscal Year ended 9/30/09		Fiscal Year ended 9/30/08
	$	%*	$	% *

(a) Audit Fees	$120,285		$80,300
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation for the registrant)	$22,748	0%	$14,988	0%
(d) All Other Fees	$0	0%	$0	0%

Total	$143,033	0%	$95,288	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to pre-approve)

(e) Audit Committee pre-approval policies and procedures:

The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:
Fiscal Year ended 9/30/09		Fiscal Year ended 9/30/08
$26,000	0%*	$3,500	0%*

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to pre-approve)

(h) The registrant's Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant's independence and found that the provision of such services is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

  This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.
  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes were made to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees since registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a) The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) A copy of the Registrant's Code of Ethics.

Attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3) Not applicable.

(b) A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE CALVERT FUND

By:	/s/ Barbara J. Krumsiek Barbara J. Krumsiek President -- Principal Executive Officer
Date:	November 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Barbara J. Krumsiek
Barbara J. Krumsiek
President -- Principal Executive Officer
Date: November 30, 2009

/s/ Ronald M. Wolfsheimer
Ronald M. Wolfsheimer
Treasurer -- Principal Financial Officer
Date: November 30, 2009